As filed with the Securities and Exchange Commission on May 4, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: August 31

Date of reporting period: February 28, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds
Investor Class Shares	Class A Shares
Trust Class Shares	Class C Shares
Advisor Class Shares	Class R3 Shares
Institutional Class Shares	Class R6 Shares
Class E Shares
Dividend Growth Fund
Emerging Markets Equity Fund
Equity Income Fund
Focus Fund
Genesis Fund
Global Real Estate Fund
Greater China Equity Fund
International Equity Fund
International Select Fund
International Small Cap Fund
Intrinsic Value Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Intrinsic Value Fund
Multi-Cap Opportunities Fund
Real Estate Fund
Small Cap Growth Fund
Sustainable Equity Fund
U.S. Equity Impact Fund

Semi-Annual Report
February 28, 2023

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
Three interconnected factors continue dominating markets as global economies work through effects of the pandemic and war in Ukraine: inflation, interest rates, and concerns about a global slowdown or recession.
During the six-month period ended February 28, 2023 (the reporting period), as news appeared to improve, equity returns rebounded from 2022’s selloff. The fourth quarter’s rally, on hopeful October and November inflation data from the U.S. and Eurozone, continued into early 2023. Investors also cheered China’s economic re-opening and January’s U.S. unemployment rate, the lowest since 1969.
Since then, however, signals have been mixed. A variety of inflation measures remain stubbornly high, and U.S. Federal Reserve Board Chair Powell, reacting to January data, diminished hopes that rate hikes would end where or when analysts had hoped.
Because of inflation, growth in real disposable personal income dropped to -2.5%—from a pre-pandemic average of +3.2%—and consumers are losing ground. Approximately 70% of U.S. households now have difficulty meeting expenses.
Retailers have begun cautioning. Even as freight costs declined and supply chain snags are improving, consumer spending is a concern—especially among middle- and lower-income Americans, whose credit card debt is climbing. Meanwhile, data shows wealthy consumers continue spending on luxury items, ensuring inflation and its pressures on most Americans will remain present longer.
Persistent inflation has far-reaching effects. The "bottom" 80% of households contribute 60% of U.S. spending, so when they cut back, it impacts growth, earnings, employment, equity returns and bonus pay. Unsurprisingly, economic distress also tends to fuel crime; so from any perspective, America must work to slow inflation and narrow gaps between the rich and the majority.
Though the horizon is cloudy, positive economic data persists at least for now; for example, in February the economy added 311,000 new jobs (higher than expectations), and the labor participation rate—how many people in prime working years are working—returned to pre-pandemic levels. Wage growth has slowed, however. Corporate earnings remain above long-term trends—but recent earnings have been based on increased prices, not volumes.
We anticipate markets will remain choppy facing current unknowns. We remain focused on "knowns." In our view, we know that, over the longer term, equities have historically outperformed other asset classes, that market volatility creates opportunity,  and that, with easy monetary policy (the rising tide lifting all boats) over, there may be greater differentiation between winners and losers within sectors.
The environment we foresee is a scenario that we believe provides stock pickers advantages. For at least the rest of this year, we anticipate earnings quality will be key, differentiating companies navigating or gaining advantage from those losing ground. Fundamental research, balance sheet and cash flows emphasis, deep dives into positioning and management, and strict buy and sell disciplines all help guide our managers toward longer-term opportunity and away from surprises.
In early March, events in the banking sector caused some volatility and investor concern. As was widely reported, Silicon Valley Bank (SVB) and Signature Bank (Signature) were placed in Federal Deposit Insurance Corporation (FDIC) receivership. In response, the U.S. Treasury, Federal Reserve and FDIC announced that the government would guarantee all deposits at the two banks. Soon after, Credit Suisse (CS) experienced substantial asset outflows amid concerns about its financial stability, which resulted in Swiss regulators’ approval of an acquisition of CS by UBS Group AG. Neuberger Berman Equity Funds had no direct exposure to SVB, Signature or CS shares.

We thank you for the confidence you have placed with us and look forward to serving you in the future.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Equity Funds

Dividend Growth Fund Commentary (Unaudited)
Neuberger Berman Dividend Growth Fund Institutional Class generated a 5.52% total return for the six-month period ended February 28, 2023 (the reporting period), outperforming its benchmark, the S&P 500® Index (the Index), which posted a 1.26% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The Fund seeks to provide gross current income in-line with the Index, while seeking capital appreciation driven by dividend per share growth. This approach seeks to identify companies with strong business models generating cash to both grow their business, while also providing rising dividend distributions to shareholders. Overall, we focus on companies that we believe have strong balance sheets, solid management teams, attractive free cash flow yields and clear capital allocation strategies.
During the reporting period, the stock market rose as investors grappled with volatility driven in-part by inflationary headwinds and tighter monetary policies. By early-2023, the U.S. Federal Reserve Board's (Fed) preferred inflation gauge, the Core Personal Consumption Expenditures index (PCE)1, which excludes food and energy costs, unexpectedly rose. In reaction, the central bank continued increasing the Fed Funds target rate, which rose by 2.25% during the reporting period as Fed Chair Jerome Powell emphasized price stability to tame inflationary pressures, bringing the Fed Funds target rate range to 4.50%–4.75%, while expressing additional rate hikes may be warranted.
The Fund’s top equity sector weights included approximately 27% Information Technology (IT), 13% Health Care, and 13% Financials at the end of the reporting period. Overall, the bulk of the Fund’s total returns were generated from stocks across Consumer Discretionary, IT and Financials—while exposure to Communication Services, Real Estate, and Utilities dampened results.
During the reporting period, our Consumer Discretionary holdings posted gains as the broader sector declined. Strong results generated outsized returns as the French luxury-goods conglomerate, Compagnie Financiere Richemont, was our top performer in this sector. Investors bid up this holding as enthusiasm surrounding China dropping their zero-COVID policy stoked optimism tied to reopening prospects, lending further support to risk sentiment. Our analysis suggests to us the owner of brands Buccellati, Cartier, and Van Cleef & Arpels (to name a few) remains well positioned to deliver dividend growth potential given its net cash position and free cash flow prospects.
We continue to favor a select cohort of Utilities that provide exposure to infrastructure modernization and tend to have long-term earnings visibility and dividend growth potential. Within this sector, Dominion Energy weighed on results after becoming embroiled in controversy related to their proposed $10 billion offshore Virginia wind farm. Following a top-to-bottom review, Dominion Energy was ultimately sold during the reporting period.
We believe caution is warranted as the U.S. economy grapples with greater uncertainty. Geopolitics, inflation, and central bank actions are likely to continue to present headwinds for corporate earnings. We remain focused on business fundamentals and portfolio construction to navigate potential volatility. As always, we will continue to favor what we believe are high-quality, cash-generative, dividend-paying stocks with managements focused on disciplined capital allocation.
We thank you for investing in our Fund.
Sincerely,
William D. Hunter and Shawn Trudeau
Portfolio Managers
1 Source: U.S. Bureau of Economic Analysis
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	6.4%
Consumer Discretionary	10.6
Consumer Staples	4.5
Energy	3.8
Financials	12.9
Health Care	13.3
Industrials	9.4
Information Technology	27.0
Materials	4.9
Real Estate	2.0
Utilities	0.9
Short-Term Investments	4.3
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/15/2015	5.52%	-4.23%	8.45%	11.05%
Class A	12/15/2015	5.30%	-4.61%	8.05%	10.65%
Class C	12/15/2015	4.92%	-5.32%	7.24%	9.81%
Class R6	12/15/2015	5.49%	-4.19%	8.54%	11.14%
With Sales Charge
Class A		-0.78%	-10.08%	6.78%	9.75%
Class C		3.92%	-6.24%	7.24%	9.81%
Index
S&P 500® Index[1,2]		1.26%	-7.69%	9.82%	11.86%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.05%, 1.48%, 2.17% and 1.25% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70%, 1.06%, 1.81% and 0.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund Commentary (Unaudited)
Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of -3.38% for the six-month period ended February 28, 2023 (the reporting period), trailing its benchmark, the MSCI Emerging Markets (EM) Index (Net) (the Index), which reported a total return of -2.29% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Emerging markets started off the reporting period falling on Chinese-specific economic risks in the local property market and extended COVID-19 shutdowns. But then, global equity markets rallied as sentiment improved during the fourth quarter of 2022 and into early 2023. Most important to EM investors were China’s economic re-opening and the U.S. Federal Reserve Board’s having potentially neared the end of its aggressive interest hike cycle. But the period ended with investors questioning both assumptions—and growing concerns of a global economic slowdown due to higher developed market interest rates—leading to negative returns for the reporting period.
Within the Index, the Materials, Information Technology (IT) and Consumer Staples sectors outperformed during the reporting period. Among declining sectors, Utilities fell significantly, followed by smaller drops in Energy and Consumer Discretionary. By country, Turkey, Greece and Mexico outperformed significantly in the Index; while Qatar, Saudi Arabia and India declined; the latter on a short-seller report on large infrastructure companies linked to the Adani Group in India.
The Fund’s stock selection detracted from relative results over the reporting period, in particular within IT, Real Estate and Financials. IT was impacted by small-cap names that were sold off on concerns of a global demand slowdown, while Financials was impacted by Indian bank holdings that were feared to have impactful exposure to the Adani Group. The Fund had no direct exposure to Adani, and we believe the Indian lenders in the portfolio were not meaningfully impacted.  By country, holdings based in Brazil and China, and an overweight to India—which stumbled in January on above-mentioned Adani-related contagion fears—detracted.
Individual detractors included Chinese e-commerce players, JD.com, Inc. and Meituan, both of which declined after the former announced a subsidy program to compete against a local rival. The team is closely monitoring the competitive dynamic in the Chinese e-commerce space to determine how to position the portfolio going forward.
The Fund’s sector allocation was beneficial to relative performance, as was stock selection within Communication Services, Consumer Staples and Health Care. Stocks based in Korea, and an overweight to Hong Kong and underweight to Saudi Arabia versus the Index were additive.
Tencent Holdings Ltd. and Trip.com Group Ltd. were top contributors with both Chinese names bid-up on the hope that local economic re-opening would drive greater use of their respective services (e.g., travel for the latter).
Looking ahead, we continue employing our slow and steady bottom-up approach, trading at the margins where and when we believe there are opportunities.
The team is encouraged by China’s sustained pivot to supportive policies on economic re-opening and to having a consumer-led recovery. That, along with strong recent results across the Fund’s consumer holdings, keeps the team favoring consumer sectors at the expense of the cyclical industrials/bulk materials segments of the EM investment universe. Regionally, we favor continuing to trim our large Indian overweight to fund a variety of purchases across select geographies.
Our focus on fundamentals remains in place, especially given the early 2023 earnings season. We will use any insights gleaned from earnings updates to adjust the Fund’s positioning for the months and quarters ahead.
Sincerely,
Conrad Saldanha
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	-3.38%	-16.02%	-4.10%	0.88%	5.27%
Class A	10/08/2008	-3.48%	-16.25%	-4.35%	0.61%	5.01%
Class C	10/08/2008	-3.89%	-16.86%	-5.06%	-0.14%	4.22%
Class R3[3]	06/21/2010	-3.69%	-16.61%	-4.74%	0.20%	4.65%
Class R6[4]	03/15/2013	-3.31%	-15.93%	-3.99%	0.97%	5.34%
With Sales Charge
Class A		-9.03%	-21.05%	-5.47%	0.02%	4.58%
Class C		-4.85%	-17.70%	-5.06%	-0.14%	4.22%
Index
MSCI Emerging Markets Index (Net)[1,2]		-2.29%	-15.28%	-1.87%	1.52%	5.14%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.23%, 1.59%, 2.34%, 1.95% and 1.12% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 2.26% and 1.92% for Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary (Unaudited)
Neuberger Berman Equity Income Fund Institutional Class generated a 0.27% total return for the six-month period ended February 28, 2023 (the reporting period), underperforming its benchmark, the Russell 1000® Value Index (the Index), which posted a 4.07% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The Fund is an objective-based strategy, targeting a total return profile between stocks and bonds with limited volatility relative to the Index. Overall, the Fund is diversified among dividend-paying stocks selected through extensive analysis of cash flow prospects, that we believe have the ability to sustain and grow dividends.
During the reporting period, the stock market rose as investors grappled with volatility driven in-part by inflationary headwinds and tighter monetary policies. By early-2023, the U.S Federal Reserve Board’s (Fed) preferred inflation gauge, the Core Personal Consumption Expenditures index (PCE)1, which excludes food and energy costs, unexpectedly rose. In reaction, the central bank continued increasing the Fed Funds target rate, which rose by 2.25% during the reporting period as Fed Chair Jerome Powell emphasized price stability to tame inflationary pressures, bringing the Fed Funds target rate range to 4.50%–4.75%, while expressing additional rate hikes may be warranted.
The Fund’s top equity sector holdings included approximately 16% Industrials, 13% Health Care, and 13% Financials at the end of the reporting period. Overall, the bulk of the Fund’s total returns were generated from stocks across Industrials, Health Care, and Financials—while exposure to Information Technology, Energy, and Utilities dampened results.
Strong stock selection across Industrials generated the bulk of relative returns. The Fund maintains an overweight to Industrials as we believe the sector can benefit from infrastructure initiatives. Eaton Corp. PLC proved to be our top performer in this sector, advancing returns by more than 25%. This core holding represents an intelligent power management business that we believe can capitalize on infrastructure modernization underpinned by electrification and digitalization trends.
We continue to favor a select cohort of Utilities that provide exposure to infrastructure modernization and tend to have long-term earnings visibility and dividend growth potential. While we remain constructive on long-term prospects, NextEra Energy weighed on performance as positive results were overshadowed by unexpected management changes.
The Fund’s use of written options contributed positively to performance during the reporting period.
Despite a challenging macroeconomic backdrop, our analysis suggests stocks with dividend yields greater than 2.5% are priced close to their greatest discount relative to the broader market since the "Tech Boom" of the late 1990s. We believe investors can benefit from purchasing high quality dividend paying companies, which we believe are now at reasonable, even cheap, valuations. Specifically, we firmly believe our approach to equity income provides an attractive inflationary hedge, while providing reasonable current income and the chance for capital appreciation for risk-averse investors.
We thank you for investing in our Fund.
Sincerely,
Richard Levine and Sandy Pomeroy
Portfolio Managers
1 Source: U.S. Bureau of Economic Analysis
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX
Class E	NBHEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	1.5%
Consumer Discretionary	4.9
Consumer Staples	5.8
Energy	9.7
Financials	13.0
Health Care	13.2
Industrials	16.0
Information Technology	8.3
Materials	9.4
Real Estate	6.2
Utilities	8.9
Short-Term Investments	3.1
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[5]	06/09/2008	0.27%	-5.21%	6.44%	7.38%	7.40%
Class A5	06/09/2008	0.08%	-5.52%	6.05%	6.98%	7.04%
Class C5	06/09/2008	-0.26%	-6.25%	5.27%	6.19%	6.33%
Class R3[5]	06/21/2010	-0.07%	-5.82%	5.76%	6.68%	6.85%
Class E5	01/11/2022	0.62%	-4.56%	6.60%	7.46%	7.45%
With Sales Charge
Class A5		-5.67%	-10.96%	4.81%	6.35%	6.65%
Class C5		-1.20%	-7.12%	5.27%	6.19%	6.33%
Index
Russell 1000® Value Index^[1,2]		4.07%	-2.81%	7.22%	9.60%	6.79%
S&P 500® Index[1,2]		1.26%	-7.69%	9.82%	12.25%	8.92%
*The performance data for the life of Fund for each class includes the performance of the Fund’s oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund’s Institutional Class from June 9, 2008 through June 21, 2010. The performance data for Class E also includes the performance of the Fund's Institutional Class from June 9, 2008 through January 11, 2022. See endnote 5 for information about the effects of the different fees paid by each class.
^On April 1, 2022, the Fund began comparing its performance to the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index has characteristics that are more representative of the Fund’s investment strategy than its former index, the S&P 500 Index.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.71%, 1.07%, 1.82%, 1.38% and 0.57% for Institutional Class, Class A, Class C, Class R3 and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio for fiscal year 2022 was 0.07% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.

Equity Income Fund (Unaudited)

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary (Unaudited)
Neuberger Berman Focus Fund Investor Class generated a 3.00% total return for the six-month period ended February 28, 2023 (the reporting period), underperforming the 3.32% total return of its benchmark, the MSCI All Country World Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The global equity market was volatile, but ultimately generated a positive return during the reporting period. Investor sentiment fluctuated given incoming economic data and expectations for central bank rate hikes to fight inflation. Repercussions from the war in Ukraine and other geopolitical events also impacted the global equity market.
Stock selection contributed to the Fund’s relative performance, whereas sector allocation was a headwind for returns during the reporting period. Looking at stock selection, positions in the Consumer Discretionary, Communication Services and Materials sectors were the largest contributors to performance. In terms of individual stocks, entertainment company Netflix, Inc., software firm Constellation Software, Inc. and internet & direct marketing retail company MercadoLibre, Inc. were the most additive for returns. On the downside, holdings in the Information Technology (IT), Industrials and Utilities sectors were among the largest detractors from performance. Individual stocks that negatively impacted returns included online retail firm Amazon.com, Inc., IT services company Okta, Inc. and entertainment firm Walt Disney Co. We eliminated our position in Okta, Inc. during the reporting period.
In terms of sector allocation, overweights to Communication Services and Consumer Discretionary versus the Index were the largest negatives for relative performance. On the upside, an overweight to Industrials and lack of exposure to Real Estate were the most additive to performance.
Despite slowing in the global economy and widespread caution in the investment community (much of which we consider is warranted), we continue to find opportunities, specifically, China reopening and European resilience. We are monitoring China’s reopening closely. In our view, our alternative data work points to a solid reopening underway beginning in December, particularly in travel. Meanwhile, so far, we believe Europe has escaped a deceleration in economic activity. Warmer-than-expected weather has partially offset the continent’s energy dependence on Russia and other sources. Given the challenging overall economic backdrop we see today, we are particularly interested in capitalizing on slight dislocations in defensive areas. We believe that one of these areas is U.S. health insurance, where we leveraged our unique alternative data capabilities. In addition, we continue to own several high-growth names which we believe will defy the sluggish backdrop, winning material share in the coming years, as these are poised to benefit in the event of a shift in investor sentiment after 2022’s decline.
Sincerely,
Timothy Creedon and Hari Ramanan
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	11.5%
Consumer Discretionary	20.7
Consumer Staples	6.2
Energy	2.6
Financials	10.4
Health Care	8.2
Industrials	11.2
Information Technology	20.0
Materials	1.2
Utilities	2.6
Short-Term Investments	5.4
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[6]
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	3.00%	-13.26%	4.66%	8.43%	10.06%
Trust Class[7]	08/30/1993	2.91%	-13.44%	4.46%	8.23%	10.03%
Advisor Class[8]	09/03/1996	2.73%	-13.65%	4.25%	8.04%	9.95%
Institutional Class[9]	06/21/2010	3.11%	-13.10%	4.82%	8.61%	10.10%
Class A10	06/21/2010	2.91%	-13.42%	4.44%	8.21%	10.02%
Class C10	06/21/2010	2.53%	-14.05%	3.66%	7.41%	9.87%
With Sales Charge
Class A10		-3.02%	-18.40%	3.21%	7.57%	9.93%
Class C10		1.53%	-14.91%	3.66%	7.41%	9.87%
Index
MSCI All Country World Index (Net)[1,2]		3.32%	-8.26%	5.82%	7.93%	N/A
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.89%, 1.10%, 1.25%, 0.75%, 1.13%, and 1.91% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.11% and 1.86% for Class A and Class C shares, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Genesis Fund Commentary (Unaudited)
Neuberger Berman Genesis Fund Investor Class generated a 5.44% total return for the six-month period ended February 28, 2023 (the reporting period), outperforming the 3.63% total return of its benchmark, the Russell 2000® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The overall U.S. equity market was volatile, but ultimately generated a positive return during the reporting period. Investor sentiment fluctuated given incoming economic data and expectations for the U.S. Federal Reserve Board (Fed) rate hikes to fight inflation. Repercussions from the war in Ukraine and other geopolitical events also impacted the equity market. Despite concerns that elevated inflation could trigger a recession, the U.S. economy was resilient. All told, the Index returned 3.63% during the reporting period.
The Fund outperformed the Index on a relative basis due to strong sector allocation. Stock selection was also additive for returns. From a sector allocation perspective, an underweight to Health Care versus the Index and an overweight to Industrials were the largest contributors to relative results. Within Health Care, the Fund’s minimal exposure to Biotechnology companies, which in the small-cap space tend to be speculative and lower quality in nature, added the most to relative results, as these companies declined during the reporting period. Within Industrials, our overweight to Machinery companies added the most value. On the downside, an underweight to Energy versus the Index was the only meaningful detractor from performance from a sector allocation perspective.
In terms of stock selection, the Fund’s strongest relative results were in the Information Technology (led by Semiconductors & Semiconductor Equipment), Health Care (led by Health Care Equipment & Supplies) and Real Estate (led by Real Estate Management & Development) sectors. Conversely, stock selection in the Communication Services (driven by Media), Energy (driven by Oil, Gas & Consumable Fuels) and Consumer Staples (driven by Food & Staples Retailing) sectors were drags on results.
The Fed remains squarely focused on restoring price stability by increasing the Fed Funds rate, with the expectation that this will depress demand and bring inflation under control. Over the past few months, inflation data has been mixed, with some data suggesting inflation is cooling and other suggesting the Fed has more to do. This has led to a tug of war in equity markets, as each piece of data is highly scrutinized and subsequently reflected in equity prices. At a high level, we have entered a wildly different regime than the one present for the last decade. Risk aversion has returned, inflation is running hot, access to financing is becoming harder and the cost of capital has risen materially. In sum total, this has led to an increasing concern by investors around the potential for a recession in the U.S. and globally. With potential macro outcomes highly uncertain, we are striving to maintain balance in the Fund across sectors. We are confident that investing in a diversified portfolio of what we believe are financially strong companies, with sustainable and highly differentiated business models, is a prudent approach for long-term investment success.
Sincerely,
Judith M. Vale, Robert W. D'Alelio, Brett S. Reiner and Gregory G. Spiegel
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX
Class E	NRGEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	3.1%
Consumer Discretionary	10.7
Consumer Staples	2.5
Energy	4.3
Financials	14.3
Health Care	10.1
Industrials	24.0
Information Technology	23.2
Materials	4.3
Real Estate	1.5
Short-Term Investments	2.0
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	09/27/1988	5.44%	-3.16%	9.27%	10.42%	11.84%
Trust Class[7]	08/26/1993	5.38%	-3.26%	9.17%	10.33%	11.81%
Advisor Class[8]	04/02/1997	5.25%	-3.52%	8.89%	10.04%	11.58%
Institutional Class[9]	07/01/1999	5.51%	-3.03%	9.44%	10.60%	11.99%
Class R6[11]	03/15/2013	5.55%	-2.94%	9.54%	10.70%	11.92%
Class E12	01/11/2022	5.94%	-2.23%	9.51%	10.55%	11.88%
Index
Russell 2000® Index[1,2]		3.63%	-6.02%	6.01%	9.06%	9.25%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.00%, 1.09%, 1.34%, 0.84%, 0.74% and 0.70% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class R6 and Class E shares, respectively, (before expense reimbursements and/or fee waivers, if any). The expense ratio for fiscal year 2022 was 0.04% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.

Global Real Estate Fund Commentary (Unaudited)
Neuberger Berman Global Real Estate Fund Institutional Class generated a -3.72% total return for the six-month period ended February 28, 2023 (the reporting period), underperforming the -2.52% total return of its benchmark, the FTSE EPRA Nareit Developed Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The broader MSCI All Country World Index (Net) was volatile, but ultimately generated a positive 3.32% total return during the reporting period, affected by the relative strength of the economic data and rate expectations. Repercussions from the war in Ukraine and other geopolitical events also impacted the global markets. Global real estate investment trusts (REITs) generated negative results, partially due to rising interest rates.
A large overweight position in the Infrastructure REITs sector versus the Index was the largest detractor from a relative return perspective. Elsewhere, stock selection was a modest drag on performance, whereas country positioning contributed to the Fund’s returns.
From a stock selection perspective, holdings in the Infrastructure REITs, Specialty REITs and Storage REITs sectors were the largest detractors from relative returns. Several individual holdings were also headwinds for performance, including American Tower Corp., Crown Castle, Inc. and Duke Realty Corp, the latter of which was sold. On the upside, the Office REITs, Real Estate Holding & Development and Health Care REITs sectors were the most additive for returns versus the Index. In terms of individual holdings, Gecina SA, Simon Property Group, Inc. and Prologis, Inc. were the largest contributors to performance. In terms of the Fund’s positioning from a country perspective, overweights to Spain, France and China versus the Index were the most beneficial for relative returns. On the downside, an overweight to the U.K and lack of exposure to Sweden were the only meaningful detractors from relative performance.
Looking ahead, while supply shocks to U.S. inflation appear to be fading, demand-driven inflation in services has been elevated and persistent. We continue to remain cautious as the macro backdrop is weighed down by a hawkish U.S. Federal Reserve Board determined to get inflation under control, slower economic growth, and lack of liquidity in both transaction markets and private investment vehicles. The global economy appears to be weakening, highlighted by slowing housing and low business confidence. The U.S./China geopolitical tension, the cost of living crisis in Europe and a possible major policy pivot by the Bank of Japan may also dampen market sentiment. However, the reopening of China’s economy, lower energy and commodity prices, and a slowing labor market could provide some support for the view that inflation levels are peaking.
We believe that the elevated cost of capital for the REITs, paired with likely slowing fundamentals from a robust 2021/2022 leasing period, will likely stall business decisions and weigh on overall demand and earnings growth for REITs. In our view, property sector and stock selection will be important return generators, more so than in the past. We believe many REITs are prepared for a meaningful disruption to business demand, with strong balance sheets, relatively low new construction activity and diverse demand drivers that lean more defensive. The rapid reversal of fundraising by non-traded REITs and waves of redemption requests may provide a window of opportunity for REITs to selectively acquire assets at relatively attractive valuations.
While we believe the macro backdrop will continue to weigh on stocks, we will continue to focus on select companies with what we believe are relatively better fundamentals, diverse demand drivers and strong balance sheets that can withstand increased market volatility.
Sincerely,
Steve Shigekawa, Brian C. Jones and Anton Kwang
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS[13]
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/30/2014	-3.72%	-12.93%	4.57%	4.06%
Class A	12/30/2014	-3.90%	-13.27%	4.19%	3.67%
Class C	12/30/2014	-4.27%	-14.01%	3.40%	2.89%
With Sales Charge
Class A		-9.45%	-18.28%	2.96%	2.92%
Class C		-5.18%	-14.82%	3.40%	2.89%
Index
FTSE EPRA Nareit Developed Index (Net)[1,2]		-2.52%	-15.11%	1.99%	1.83%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 7.96%, 8.58% and 9.22% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund Commentary (Unaudited)
Neuberger Berman Greater China Equity Fund Institutional Class generated a 1.43% total return for the six-month period ended February 28, 2023 (the reporting period), outperforming its benchmark, the MSCI China All Shares Index (Net) (the Index), which returned -2.00% over the same period. (Performance for all share classes is provided in the table immediately following this letter.)
For the reporting period, the Fund’s main detractors from performance relative to the Index included Consumer Staples (stock selection in food products) and Materials (stock selection in construction materials).  Contributors to performance relative to the Index included Health Care (stock selection in biotechnology and pharmaceuticals), Consumer Discretionary (stock selection in household durables) and Financials (stock selection in insurance and banks).
The Fund continues to focus on companies that have sustainable top and bottom-line growth by looking at the companies’ operating cash flow from their recurring core businesses. As of the close of the reporting period, the Fund’s largest sector overweight was Materials, and the largest sector underweight was Communication Services. The Fund’s top 10 positions comprised more than 49% of total portfolio assets at the end of February.
In September and October 2022, China equity markets underwent severe turbulence given China’s ongoing "zero-COVID policy" which posed significant challenges to domestic economic conditions.  Investors were also concerned about the weak housing market, geopolitical tensions and implications of upcoming leadership changes following the 20th Party Congress.  China equity markets subsequently rebounded from November as China accelerated its reopening process and rolled out supportive measures for property developers.  Policymakers also took a concerted approach to promote growth and boost consumption.  The market rally was carried into January 2023 as high frequency data showed a faster than expected mobility recovery in China and macro indicators came in above expectations.  However, China equity markets corrected in February as investors took profits following the strong rebound from November and stayed on the sidelines to wait for guidance from the National People’s Congress in early March.
Looking ahead, we anticipate economic growth to see a sharp rebound amid a faster pace of reopening and a supportive policy backdrop. Infrastructure investment growth will likely remain elevated, with domestic consumption recovering as the employment rate improves with China’s full reopening. On the real estate front, further demand-side easing, and policy support are anticipated to alleviate developers’ liquidity pressure, reining in any potential spillovers to the broader economy. Overall, we continue to hold a constructive view on the outlook for Greater China equities. We believe valuations remain reasonably attractive, with the Index trading at a price/earnings ratio (P/E) of 11.7 and the CSI 300 Index at 12.3 on a forward-looking basis, versus the MSCI World Index at 16.6 and the S&P 500® Index at 18.41. We anticipate an expansion in stock valuations supported by improving fundamentals and strong earnings growth resulting from the expected economic recovery.  That being said, we are mindful of possible downside scenarios such as weaker external demand given global recessionary risk, slower-than-expected consumption recovery and potential escalation of geopolitical risks.  As such, the Fund continues to identify high quality companies with good earnings visibility and strong long-term growth prospects, which we believe are capable of weathering the uncertain macro environment on the horizon.
Sincerely,
Lihui Tang and Frank Yao
Portfolio Managers
1 Forward earnings estimates are based on consensus estimates, not Neuberger Berman’s own projections, and the forecasts may or may not be realized. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	3.8%
Consumer Discretionary	23.2
Consumer Staples	10.9
Financials	8.8
Health Care	6.8
Industrials	13.2
Information Technology	7.7
Materials	21.9
Real Estate	3.7
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

EXCHANGE ALLOCATION
(as a % of Long Term Investments)
Hong Kong	47.8%
Mainland China	46.3%
United States	5.9%
Total Investments	100.0%

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/17/2013	1.43%	-17.78%	-2.44%	7.86%
Class A	07/17/2013	1.25%	-18.07%	-2.80%	7.52%
Class C	07/17/2013	0.93%	-18.67%	-3.52%	6.68%
With Sales Charge
Class A		-4.57%	-22.82%	-3.95%	6.86%
Class C		-0.07%	-19.49%	-3.52%	6.68%
Index
MSCI China All Shares Index (Net)[1,2]		-2.00%	-16.37%	-3.01%	4.46%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.91%, 2.41% and 3.22% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund Commentary (Unaudited)
Neuberger Berman International Equity Fund Institutional Class generated a total return of 10.46% for the six-month period ended February 28, 2023 (the reporting period), trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a 12.58% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The Index dramatically outperformed both the S&P 500® Index and MSCI Emerging Markets Index (Net), which returned 1.26% and -2.29%, respectively, during the reporting period. EAFE markets rallied in the fourth quarter of calendar year 2022, closing a tough year on a positive note, and this optimistic trend continued in early 2023.
Inflation was the most significant factor eroding equity performance during most of 2022. Inflation, especially in energy prices, had surged on a variety of factors related to the pandemic and war in Ukraine. Central banks raised interest rates to reduce demand and thus undermine inflation, but this action intensified worries about a possible global recession.
By the fourth quarter, however, sentiment had shifted. Inflation appeared to have peaked, and a growing consensus around a soft landing instead of recession turned markets positive. The relatively mild winter in Europe, along with a meaningful decline in demand, added to relief, as it helped defuse a potential energy crisis and lowered recession risk further.
Within the Index, Austria, Italy and Spain were the best performing markets this period, while Israel and Norway declined and Portugal was basically flat. By sector, Financials, Materials and Energy outperformed in the Index, and Real Estate, Communication Services and Consumer Staples lagged.
Overall stock selection detracted from relative performance this period, as many of the types of quality companies we prefer rose less than the value segments of the market. The Fund’s holdings within Financials, Consumer Discretionary and Health Care were weakest on a relative basis, and regionally, French, German, and UK-based holdings lagged.
Individual detractors included Petershill Partners, the UK-listed private markets firm, which was weaker given higher rates could impact private markets activity, and Roche, the Swiss pharmaceuticals giant, which reported lackluster third-quarter earnings, and announced the failure of highly anticipated clinical trials for an Alzheimer’s treatment. We continue to own and believe in both names.
On the positive side, overall sector allocation was a benefit, and stock selection within Communication Services, Real Estate and Energy benefited relative results. Our underweights to Japan and Australia and overweight to Austria versus the Index helped as well.
Schlumberger and SAP were among the top contributors. Schlumberger, the global oil services specialist, reported strong third-quarter results, with all headline figures exceeding expectations. SAP, the German software firm, reported robust earnings, demonstrating the resiliency of its cloud business despite a tougher macroeconomic backdrop.
Looking ahead, we are skeptical that many companies will be able to maintain current margins given continuing cost pressures, higher rates, elevated inventories, and slower economic growth. We believe declining inflation poses a risk as well, as recent strong revenue growth has been largely due to price, rather than volume, increases.
The Fund continues to be focused on quality businesses with resilient earnings streams while developing ideas that we believe may benefit in the macro backdrop we anticipate. We are working to strike the right balance between what we believe are quality defensive names, quality secular growth opportunities (made more attractive by last year’s selloff), and companies that are positioned to benefit from the higher inflation, higher interest rate, and higher nominal growth environment that we foresee over the medium term.
Sincerely,
Elias Cohen and Thomas Hogan
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX
Class E	NIQEX

PERFORMANCE HIGHLIGHTS[14]
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[15]	01/28/2013	10.27%	-9.09%	2.21%	4.73%	4.70%
Trust Class[15]	01/28/2013	10.22%	-9.13%	2.15%	4.67%	4.66%
Institutional Class	06/17/2005	10.46%	-8.85%	2.47%	4.94%	4.82%
Class A15	01/28/2013	10.23%	-9.13%	2.09%	4.56%	4.60%
Class C15	01/28/2013	9.87%	-9.82%	1.34%	3.78%	4.15%
Class R6[4]	09/03/2013	10.52%	-8.70%	2.58%	5.04%	4.87%
Class E16	01/11/2022	10.86%	-8.16%	2.65%	5.03%	4.87%
With Sales Charge
Class A15		3.90%	-14.38%	0.88%	3.94%	4.25%
Class C15		8.87%	-10.68%	1.34%	3.78%	4.15%
Index
MSCI EAFE® Index (Net)[1,2]		12.58%	-3.14%	2.64%	4.83%	4.66%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.19%, 1.26%, 1.00%, 1.37%, 2.12%, 0.90% and 0.86% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R6 and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.87%, 1.23%, 1.98%, 0.77% and 0.07% for Institutional Class, Class A, Class C, Class R6 and Class E shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund Commentary (Unaudited)
Neuberger Berman International Select Fund Trust Class generated a total return of 9.88% for the six-month period ended February 28, 2023 (the reporting period), trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a 12.58% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The Index dramatically outperformed both the S&P 500® Index and MSCI Emerging Markets Index (Net), which returned 1.26% and -2.29%, respectively, during the reporting period. EAFE markets rallied in the fourth quarter of calendar year 2022, closing a tough year on a positive note, and this optimistic trend continued in early 2023.
Inflation was the most significant factor eroding equity performance during most of 2022. Inflation, especially in energy prices, had surged on a variety of factors related to the pandemic and war in Ukraine. Central banks raised interest rates to reduce demand and thus undermine inflation, but this action intensified worries about a possible global recession.
By the fourth quarter, however, sentiment had shifted. Inflation appeared to have peaked, and a growing consensus around a soft landing instead of recession turned markets positive. The relatively mild winter in Europe, along with a meaningful decline in demand, added to relief, as it helped defuse a potential energy crisis and lowered recession risk further.
Within the Index, Austria, Italy and Spain were the best performing markets this period, while Israel and Norway declined and Portugal was basically flat. By sector, Financials, Materials and Energy outperformed in the Index, and Real Estate, Communication Services and Consumer Staples lagged.
Overall stock selection detracted from relative performance this period, as many of the types of quality companies we prefer rose less than the value segments of the market. The Fund’s holdings within Financials, Consumer Discretionary and Health Care were weak on a relative basis, and regionally, French, German, and UK-based holdings lagged.
Individual detractors included Petershill Partners, the UK-listed private markets firm, which was weaker given higher rates could impact private markets activity, and Roche, the Swiss pharmaceuticals giant, which reported lackluster third-quarter earnings, and announced the failure of highly anticipated clinical trials for an Alzheimer’s treatment. We continue to own and believe in both names.
On the positive side, overall sector allocation was a benefit, and stock selection within Communication Services, Energy and Consumer Staples benefited relative results. Our underweights to Australia and Japan versus the Index and a non-Index allocation to the U.S. helped as well.
Schlumberger and SAP were among the top contributors. Schlumberger, the global oil services specialist, reported strong third-quarter results, with all headline figures exceeding expectations. SAP, the German software firm, reported robust earnings, demonstrating the resiliency of its cloud business despite a tougher macroeconomic backdrop.
Looking ahead, we are skeptical that many companies will be able to maintain current margins given continuing cost pressures, higher rates, elevated inventories, and slower economic growth. We believe declining inflation poses a risk as well, as recent strong revenue growth has been largely due to price, rather than volume, increases.
The Fund continues to be focused on quality businesses with resilient earnings streams while developing ideas that we believe may benefit in the macro backdrop we anticipate. We are working to strike the right balance between what we believe are quality defensive names, quality secular growth opportunities (made more attractive by last year’s selloff), and companies that are positioned to benefit from the higher inflation, higher interest rate, and higher nominal growth environment that we foresee over the medium term.
Sincerely,
Elias Cohen and Thomas Hogan
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS[14]
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	9.88%	-9.38%	2.58%	4.60%	3.56%
Institutional Class[17]	10/06/2006	9.95%	-9.07%	2.93%	4.96%	3.92%
Class A18	12/20/2007	9.86%	-9.34%	2.57%	4.59%	3.56%
Class C18	12/20/2007	9.38%	-10.14%	1.79%	3.80%	2.84%
Class R3[18]	05/27/2009	9.61%	-9.65%	2.30%	4.32%	3.33%
Class R6[19]	04/17/2017	10.07%	-9.03%	3.03%	4.86%	3.72%
With Sales Charge
Class A18		3.54%	-14.57%	1.35%	3.97%	3.19%
Class C18		8.38%	-11.00%	1.79%	3.80%	2.84%
Index
MSCI EAFE® Index (Net)[1,2]		12.58%	-3.14%	2.64%	4.83%	3.42%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.42%, 1.00%, 1.37%, 2.15%, 1.64% and 0.91% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.20%, 0.85%, 1.20%, 1.95%, 1.46% and 0.74% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund Commentary (Unaudited)
Neuberger Berman International Small Cap Fund Institutional Class reported a total return of 9.15% for the six-month period ended February 28, 2023 (the reporting period), outperforming the 7.74% total return of its benchmark, the MSCI EAFE® Small Cap Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Closing a difficult and volatile 2022 on an up note, global equity markets rallied in the fourth quarter of 2022 and into early 2023, as headline inflation appeared to have peaked. The Index trailed the larger-cap MSCI EAFE® Index (Net), which had a 12.58% total return, and exceeded returns of both the S&P 500® Index and the MSCI Emerging Markets Index (Net), which returned 1.26% and -2.29%, respectively.
Investor sentiment improved significantly following the release of U.S. inflation data for October and November. November’s data was below expectations, which investors appeared to interpret as a signal that the end of the rate hiking cycle—and the risk it could overcool the economy and result in recession—was nearer. Eurozone inflation fell for the first time in 17 months in November but remained elevated. However, unseasonably mild winter temperatures have helped.
Within the Index, Financials performed best, with a boost from higher interest rates. The Industrials and Consumer Discretionary sectors also outperformed. Real Estate (hurt by higher interest rates), Health Care and Utilities declined. By country, Italy, Spain and Ireland each more than tripled the Index average, while Israel declined sharply, and New Zealand and Singapore declined slightly.
Stock selection within Materials, Real Estate (where an underweight versus the Index was also beneficial) and Consumer Staples was a relative benefit for the Fund during this reporting period. By country, our underweight in Israel, and holdings within Switzerland and Australia added to relative results.
Top contributors included Kemira, the Finnish specialty chemical producer, which published strong fiscal year figures with both of its business lines enjoying strong revenue growth, and Interparfums, the French manufacturer of branded perfumes, which announced a 15-year licensing agreement with Lacoste that will begin in January 2024.
Sector allocation, including an underweight to Financials and an overweight to Health Care versus the Index, detracted from relative results. Stock selection within Consumer Discretionary and Industrials, and by country, holdings based in Sweden, the UK and Denmark detracted.
Individual detractors included CellaVision and Dustin Group. The former, which is a Swedish automated blood analysis equipment manufacturer, saw margins decrease as its end markets slowed down, and the stock is under review by us. The latter is a Swedish Information Technology products and services company that also saw its end markets’ demand suffer, leading to a review and sale during the reporting period.
Looking forward, we remain cautious despite the positive data and developments that fueled this period’s positive sentiment. Our principal concern is that there is little visibility on global central banks’ final rate targets and the duration at which the rate will stay at the targeted level, so we continue to be concerned about the possibility of recession.
Within a context of uncertain economic prospects, we continue to remain cautious and are maintaining a balanced approach. We still believe that a capital expenditure cycle driven by reshoring, renewable energy investments, and eventually, pent-up demand for capital spending will materialize in the medium term; but commodity prices and interest rates could impact the timing of expenditures spent across various industries.
We remain focused on identifying quality companies, with stable end markets, resilient free cash flows, and trading when volatile markets create what we believe are attractive entry and exit points.
Sincerely,
David Bunan
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS[13]
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/08/2016	9.15%	-10.12%	2.32%	7.62%
Class A	12/08/2016	9.04%	-10.37%	1.96%	7.24%
Class C	12/08/2016	8.54%	-11.15%	1.18%	6.43%
Class R6	12/08/2016	9.25%	-9.99%	2.41%	7.72%
With Sales Charge
Class A		2.79%	-15.52%	0.76%	6.22%
Class C		7.54%	-12.00%	1.18%	6.43%
Index
MSCI EAFE® Small Cap Index (Net)[1,2]		7.74%	-9.68%	0.68%	5.71%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 10.11%, 10.47%, 11.24% and 10.00% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.07%, 1.42%, 2.18% and 0.97% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund Commentary (Unaudited)
Neuberger Berman Intrinsic Value Fund Institutional Class generated a 6.12% total return for the six-month period ended February 28, 2023 (the reporting period), outperforming its benchmark, the Russell 2000® Value Index (the Index), which generated a 4.20% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
After a disappointing 2022, equity markets kicked off 2023 with a strong start. Stocks rallied in January on hopes that inflation was slowing which could lead to smaller U.S. Federal Reserve Board rate increases and possibly a pause later this year. However, in February, resilient economic data suggested that a pause in rate increases might be further off than hoped for.
Much of the Fund’s outperformance for the reporting period can be attributed to an overweight in Information Technology (IT) stocks versus the Index as the sector came back into favor in January and February after last year’s sell-off. Our limited exposure to Real Estate stocks helped as this sector lost ground due to a continued decline in new and existing home sales. In Consumer Discretionary, our Leisure stocks delivered solid returns. Strong stock selection in Communication Services also contributed to both absolute and relative returns. Energy sector performance remained strong and while our Energy Equipment & Services stocks performed well, our Oil Gas & Consumable Fuels companies struggled mainly due to stock specific issues.  In Utilities, our Independent Power and Renewable Electricity Producers underperformed along with several of our Industrials investments, particularly our Electrical Equipment providers.
During the reporting period our activity was focused on adding to certain underperformers that we remain confident in and trimming winners rather than introducing new ideas. Additionally, only two companies were purchased by acquirors, slightly below our historical average. The outlook for Merger & Acquisition (M&A) for the remainder of 2023 remains uncertain. We believe that there is a lot of firepower on the sidelines, but leveraged lending markets are practically shut down, and caution prevails among private equity firms and strategic buyers. Smaller transactions by buyers looking for technology are likely, but public acquirors need to be very mindful of excessively leveraging their balance sheets.
Given current valuations, most of our activity during the reporting period was adding to existing investments (19) and trimming winners (7) while new buy activity was more muted (3). We also eliminated seven companies, one after it agreed to be acquired and six as our investment theses changed. Two of the three new investments were in our traditional wheelhouse of IT and Industrials sectors where a combination of complexity and interrupted growth led to underperformance.
We remain committed to constructive corporate engagements. During the reporting period we signed several non-disclosure agreements which enabled us to collaborate with managements of portfolio companies and propose strategies to enhance valuation. If we see a path toward faster resolution of the issues facing a portfolio company, we will move aggressively.
We remain confident in the compelling long-term opportunities in the small cap equity market and the Fund but uncertain that the challenges of 2022 will not prevail in the remainder of 2023. We thank you for your commitment of your capital to the Fund and will endeavor to intelligently compound your investment at an attractive rate of return.
Sincerely,
Benjamin H. Nahum, James F. McAree and Amit Solomon
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NINLX
Class A	NINAX
Class C	NINCX
Class R6	NRINX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	4.8%
Consumer Discretionary	6.7
Consumer Staples	2.0
Convertible Bonds	1.4
Energy	6.5
Financials	6.4
Health Care	9.7
Industrials	15.9
Information Technology	31.1
Materials	6.6
Real Estate	0.7
Utilities	3.6
Short-Term Investments	4.6
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[20]	05/10/2010	6.12%	-7.94%	9.44%	10.56%	10.93%
Class A20	05/10/2010	5.89%	-8.29%	9.03%	10.15%	10.72%
Class C20	05/10/2010	5.53%	-9.00%	8.22%	9.33%	10.31%
Class R6[4,20]	01/18/2019	6.14%	-7.90%	9.54%	10.61%	10.95%
With Sales Charge
Class A20		-0.20%	-13.57%	7.75%	9.50%	10.47%
Class C20		4.53%	-9.88%	8.22%	9.33%	10.31%
Index
Russell 2000® Value Index[1,2]		4.20%	-4.40%	6.38%	8.46%	8.35%
Russell 2000® Index[1,2]		3.63%	-6.02%	6.01%	9.06%	7.70%
*Performance data for the life of Fund for each Class prior to May 10, 2010 is that of the Fund’s predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 20 for more information.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.01%, 1.37%, 2.12% and 0.87% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios for each of Institutional Class, Class A and Class C includes each class’s repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Growth Fund* Commentary (Unaudited)
Neuberger Berman Large Cap Growth Fund (formerly Neuberger Berman Guardian Fund) Investor Class posted a -1.74% total return for the six-month period ended February 28, 2023 (the reporting period), trailing the -1.24% total return of its benchmark, the Russell 1000® Growth Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
On September 30, 2022, the Fund began comparing its performance to the Index rather than the S&P 500® Index because the Index has characteristics that are more representative of the Fund’s investment strategy than its former index, the S&P 500 Index. From the close of September 30, 2022 (the effective date of the change) through the end of the reporting period, the Fund’s Investor Class returned 8.26%, underperforming the Index, which returned 9.40%. For the entire reporting period, the Fund’s Investor Class returned -1.74%, underperforming the prior benchmark, which returned 1.26% for the reporting period.
The overall U.S. equity market was volatile, but ultimately generated a positive return during the reporting period. Investor sentiment fluctuated given incoming economic data and expectations for U.S. Federal Reserve Board (Fed) rate hikes to fight inflation. Repercussions from the war in Ukraine and other geopolitical events also impacted the equity market. Despite concerns that elevated inflation could trigger a recession, the U.S. economy was resilient. All told, the S&P 500 Index gained 1.26% during the reporting period. In contrast, the Index returned -1.24% over the same period.
Sector allocation contributed to the Fund’s relative performance, whereas stock selection was a headwind for returns over the reporting period. Looking at sector allocation, the Fund’s out-of-benchmark positions in several privately held companies were beneficial for performance. An overweight to Financials versus the Index was also additive for returns. Conversely, underweights to Industrials and Health Care were the largest detractor from results.
In terms of stock selection, holdings in the Health Care, Industrials and Financials sectors were the largest negatives for relative performance. Individual stocks that detracted from returns included online retailer Amazon.com, Inc., Google parent company Alphabet, Inc., and technology hardware storage & peripherals company Apple, Inc. On the upside, stock selection in the Consumer Discretionary, Communication Services and Energy sectors were the most beneficial for returns. In terms of individual stocks, specialty retailer TJX Cos., Inc., semiconductors & semiconductor equipment company NVIDIA Corp., and entertainment firm Netflix, Inc. were the most additive for performance.
The Fund’s use of written options contributed positively to performance during the reporting period.
Consensus estimates1 for S&P 500 earnings in 2023 have continued to decline, and earnings are anticipated to increase by about 4.5% year-over-year. If the U.S. enters a recession in 2023, these estimates may continue to decrease. A critical question is the severity of any earnings downturn. After waiting too long and calling inflation transitory, we fear the Fed may go too far and overshoot in the other direction. Economic growth drives earnings growth, and liquidity and discount rates drive market multiples. Our constructive long-term view is not without challenges as we move through 2023. This environment is flush with a confluence of fiscal policy considerations, tighter monetary policy, geopolitical uncertainty and commodity and currency price volatility. We highlight these risks because the current environment, as always, necessitates a flexible approach in the complex global world in which we operate.
Sincerely,
Charles Kantor and Marc Regenbaum
Portfolio Managers
* As previously disclosed in a supplement to the Fund's prospectus, effective September 30, 2022, the name of Neuberger Berman Guardian Fund changed to Neuberger Berman Large Cap Growth Fund.
1 Forward earnings estimates are based on consensus estimates, not Neuberger Berman’s own projections, and the forecasts may or may not be realized. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX
Class R6	NGRDX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	8.1%
Consumer Discretionary	18.5
Consumer Staples	3.9
Energy	1.5
Financials	5.1
Health Care	9.1
Industrials	5.1
Information Technology	44.4
Materials	0.7
Real Estate	1.2
Utilities	1.8
Short-Term Investments	0.6
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	-1.74%	-10.99%	11.30%	11.97%	11.16%
Trust Class[7]	08/03/1993	-1.84%	-11.18%	11.09%	11.77%	11.10%
Advisor Class[8]	09/03/1996	-2.31%	-11.66%	10.72%	11.42%	10.94%
Institutional Class[9]	05/27/2009	-1.65%	-10.85%	11.48%	12.16%	11.20%
Class A10	05/27/2009	-1.85%	-11.20%	11.06%	11.74%	11.12%
Class C10	05/27/2009	-2.16%	-11.84%	10.24%	10.91%	10.96%
Class R3[21]	05/27/2009	-1.92%	-11.40%	10.74%	11.43%	11.06%
Class R6[11]	03/29/2019	-1.60%	-10.81%	11.48%	12.06%	11.17%
With Sales Charge
Class A10		-7.51%	-16.32%	9.74%	11.08%	11.03%
Class C10		-3.07%	-12.67%	10.24%	10.91%	10.96%
Index
Russell 1000® Growth Index*[1,2]		-1.24%	-13.34%	11.54%	14.26%	N/A
S&P 500® Index[1,2]		1.26%	-7.69%	9.82%	12.25%	11.12%
* Effective September 30, 2022, the Fund began comparing its performance to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index has characteristics that are more representative of the Fund's investment strategy than its former index, the S&P 500 Index.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.83%, 1.03%, 1.17%, 0.68%, 1.05%, 1.80%, 1.36% and 0.66% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class R3 includes the class’s repayment of expenses previously reimbursed and/or waived under the contractual expense limitation by NBIA. The expense ratio was 0.58% for Class R6 shares, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.

Large Cap Growth Fund (Unaudited)

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund Commentary (Unaudited)
Neuberger Berman Large Cap Value Fund Investor Class generated a 5.76% total return for the six-month period ended February 28, 2023 (the reporting period), outperforming the 4.07% total return of its benchmark, the Russell 1000® Value Index (the Index). (Performance for all share classes is provided in the table immediately following this letter.)
The overall U.S. equity market was volatile, but ultimately generated a positive return during the reporting period. Investor sentiment fluctuated given incoming economic data and expectations for the U.S. Federal Reserve Board’s rate hikes to fight inflation. Repercussions from the war in Ukraine and other geopolitical events also impacted the equity market. Despite concerns that elevated inflation could trigger a recession, the U.S. economy was resilient. All told, large-cap value stocks, as measured by the Index, returned 4.07% over the reporting period. These stocks significantly outperformed the Russell 1000® Growth Index, which returned -1.24%.
The Fund outperformed its benchmark during the reporting period, driven by sector allocation and stock selection. From a sector allocation perspective, an overweight to Materials and an underweight to Information Technology versus the Index added the most relative value. This was partially offset by an overweight to Utilities and an underweight to Financials.
In terms of stock selection, holdings in the Health Care, Communication Services and Industrials sectors were the largest contributors to relative returns. Looking at individual stocks, JPMorgan Chase & Co. and oil gas & consumable fuels company Exxon Mobil Corp. were the most additive for returns. In contrast, holdings in the Financials, Consumer Staples and Consumer Discretionary were the largest detractors from results. Individual stocks that negatively impacted performance included electric utility NextEra Energy, Inc. and multi-utilities firm DTE Energy Co.
We consider ourselves to be in a very different world, one that has not been seen for decades—a world of inflation and deglobalization. In recent times we have been evaluating the implications of a weaker economy and have become more cautious on our outlook, notably the outlook implied by weakening demand. As such, we have been assessing what is the appropriate risk for our holdings within the Fund. We believe market volatility will be heightened in this period and the movement between value and growth on any given day has already seen increased volatility and we would expect that to continue.
Sincerely,
Eli M. Salzmann
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX
Class R6	NRLCX
Class E	NPNEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	1.2%
Consumer Discretionary	1.2
Consumer Staples	12.9
Energy	7.6
Financials	13.7
Health Care	20.2
Industrials	11.5
Information Technology	3.5
Materials	12.3
Real Estate	0.3
Utilities	10.8
Short-Term Investments	4.8
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[22]	5.76%	-4.59%	12.28%	11.77%	12.50%
Trust Class[7]	08/30/1993	5.65%	-4.79%	12.06%	11.56%	12.40%
Advisor Class[8]	08/16/1996	5.56%	-4.93%	11.89%	11.39%	12.26%
Institutional Class[9]	06/07/2006	5.84%	-4.43%	12.46%	11.95%	12.56%
Class A10	06/21/2010	5.64%	-4.80%	12.03%	11.52%	12.43%
Class C10	06/21/2010	5.23%	-5.52%	11.21%	10.70%	12.21%
Class R3[21]	06/21/2010	5.49%	-5.05%	11.73%	11.21%	12.35%
Class R6[11]	01/18/2019	5.87%	-4.35%	12.51%	11.88%	12.52%
Class E12	01/11/2022	6.15%	-3.90%	12.46%	11.86%	12.52%
With Sales Charge
Class A10		-0.44%	-10.27%	10.71%	10.86%	12.29%
Class C10		4.23%	-6.46%	11.21%	10.70%	12.21%
Index
Russell 1000® Value Index[1,2]		4.07%	-2.81%	7.22%	9.60%	N/A
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.76%, 0.96%, 1.11%, 0.61%, 0.99%, 1.73%, 1.24%, 0.51% and 0.46% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio for fiscal year 2022 was 0.04% for Class E shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary (Unaudited)
Neuberger Berman Mid Cap Growth Fund Investor Class generated a -0.82% total return for the six-month period ended February 28, 2023 (the reporting period), trailing its benchmark, the Russell Midcap® Growth Index (the Index), which posted a 5.31% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The reporting period was a roller-coaster of investor sentiment driven by mixed economic data points, varied interpretations of the U.S. Federal Reserve Board’s (Fed) ability to still engineer an effective or "soft" landing and a rotation away from many of the investments that had demonstrated resiliency and strength over the last twelve plus months. The net effect was shifting leadership that saw a value-style bias, cyclicality and allocation decisions generally trump higher expectation growth investments, longer-duration secular themes and bottom-up selection. Our relative performance struggles were further complicated by a whipsawing of risk-on/risk-off market sentiment to start calendar year 2023 and the Fund’s inability to keep pace with a sudden surge in market optimism that the Fed might be inclined to pause their restrictive agenda.  While the sustainability of that optimism quickly proved vulnerable to less supportive data points and commentary that underscored the Fed’s determination to stay the course, the resulting late-period resetting of expectations was not sufficient to offset the negative impact of January’s underperformance in a surging "risk-on" environment.
Looking at attribution, positive stock selection within Industrials was unable to offset significant weakness within Information Technology (IT) and unfavorable combinations of what we did and didn’t own within both Financials and Energy. At the industry level, positive stock selection within our allocation to Industrial’s Aerospace & Defense industry resulted in that group being the leading contributor to relative performance. Within IT, the Software industry was the leading absolute and relative detractor, as the market, intent on broadly resetting expectations, took aim at generally unsustainable hyper-growth rates that were fueled by tremendous COVID-accelerated demand for digital transformation initiatives over the past several years. Drilling down to our holdings, Penumbra, Inc., which develops, manufactures and markets devices for interventional therapies to treat vascular conditions such as stroke and aneurysm, was the leading contributor to return as the company delivered bullish guidance that was well-received by the market. The leading detractor was MongoDB, Inc., a provider of database development consulting, tools and support, which despite delivering results that exceeded expectations fell victim to a discriminating market that chose to focus on growth rates and guidance that fell short of the magnitude of previous periods.
While we believe that we are closer than not to a positive inflection point in the battle to curb and effectively reset inflation, there are still hurdles ahead at a macro, economic and corporate fundamental-level.  Given that potential for the unexpected, we believe that an emphasis on active management, a more judicious approach to risk and reward within the Fund and a bias towards higher qualitative characteristics, sustainable business models, balance sheet strength and managements capable of consistent execution will remain key to navigating a market that has the potential to remain volatile in the months ahead.
Sincerely,
Chad Bruso and Trevor Moreno
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	1.9%
Consumer Discretionary	15.8
Consumer Staples	2.9
Energy	3.1
Financials	6.0
Health Care	17.4
Industrials	17.3
Information Technology	30.9
Materials	0.5
Short-Term Investments	4.2
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[14]
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[22]	-0.82%	-13.64%	7.53%	10.24%	11.40%
Trust Class[7]	08/30/1993	-0.89%	-13.71%	7.44%	10.17%	11.32%
Advisor Class[8]	09/03/1996	-1.03%	-13.98%	7.17%	9.88%	11.10%
Institutional Class[9]	04/19/2007	-0.82%	-13.56%	7.70%	10.44%	11.50%
Class A10	05/27/2009	-0.96%	-13.84%	7.31%	10.03%	11.35%
Class C10	05/27/2009	-1.32%	-14.53%	6.51%	9.21%	11.09%
Class R3[21]	05/27/2009	-1.10%	-14.06%	7.03%	9.75%	11.26%
Class R6[11]	03/15/2013	-0.74%	-13.43%	7.82%	10.54%	11.47%
With Sales Charge
Class A10		-6.66%	-18.78%	6.05%	9.38%	11.20%
Class C10		-2.27%	-15.35%	6.51%	9.21%	11.09%
Index
Russell Midcap® Growth Index[1,2]		5.31%	-8.31%	8.74%	11.45%	N/A
Russell Midcap® Index[1,2]		4.69%	-4.99%	8.40%	10.68%	12.75%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.84%, 0.94%, 1.20%, 0.70%, 1.06%, 1.81%, 1.31% and 0.59% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)
Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 4.82% total return for the six-month period ended February 28, 2023 (the reporting period), outperforming its benchmark, the Russell Midcap® Value Index (the Index), which returned 4.34% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
After a disappointing calendar year 2022, equity markets kicked off 2023 with a strong start. Stocks rallied in January on hopes that inflation was slowing which could lead to smaller U.S. Federal Reserve Board rate increases and possibly a pause later this year. However, in February, resilient economic data suggested that a pause in rate increases might be further off than hoped for.
Much of the Fund’s outperformance for the reporting period can be attributed to our overweight in Information Technology (IT) stocks as the sector came back into favor in the beginning of 2023 after last year’s sell-off. Our limited exposure to Real Estate stocks helped as this sector lost ground due to a continued decline in new and existing home sales. In Consumer Discretionary, our Leisure stocks delivered solid returns. Energy sector performance remained strong and while our Energy Equipment & Services stocks performed well, several of our Oil Gas and Consumable Fuels companies struggled mainly due to stock specific issues.  Our Utilities companies underperformed along with several of our Industrials investments, particularly our Building Products investments. Financials sector performance was robust and our underweight versus the Index hurt; in addition, our Banks and Mortgage REITs underperformed.
During the reporting period, we introduced three new positions and added to two existing names while eliminating one and trimming eight. Two of the three new investments were in our traditional wheelhouse of IT and Industrials sectors where a combination of complexity and interrupted growth led to underperformance.
Merger & Acquisition (M&A) activity in the Fund was muted during the reporting period and the outlook for M&A for the remainder of 2023 remains uncertain. We believe there is a lot of firepower on the sidelines but leveraged lending markets are practically shut down and caution prevails among private equity firms and strategic buyers. Smaller transactions by buyers looking for technology are likely, but public acquirors need to be very mindful of excessively leveraging their balance sheets.
Putting it all together we remain confident in the compelling long-term opportunities in the mid-cap equity market and the Fund, but we are uncertain that the challenges of 2022 will not prevail into 2023. We thank you for your commitment of your capital to the Fund and will endeavor to intelligently compound your investment at an attractive rate of return.
Sincerely,
Michael C. Greene, Benjamin H. Nahum, James F. McAree, Amit Solomon and Rand W. Gesing
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX
Class R6	NBMRX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	2.1%
Consumer Discretionary	12.7
Consumer Staples	5.2
Energy	10.0
Financials	13.5
Health Care	7.6
Industrials	19.1
Information Technology	15.4
Materials	3.0
Real Estate	2.1
Utilities	8.9
Short-Term Investments	0.4
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[14]
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	4.82%	-3.54%	3.68%	8.00%	8.40%
Trust Class[7]	06/10/1999	4.68%	-3.80%	3.52%	7.80%	8.29%
Institutional Class[9]	03/08/2010	4.89%	-3.40%	3.92%	8.23%	8.55%
Class A10	06/21/2010	4.67%	-3.80%	3.54%	7.83%	8.34%
Class C10	06/21/2010	4.31%	-4.50%	2.77%	7.03%	7.91%
Class R3[21]	06/21/2010	4.55%	-4.01%	3.28%	7.57%	8.19%
Class R6[11]	03/29/2019	4.92%	-3.34%	3.92%	8.12%	8.46%
With Sales Charge
Class A10		-1.34%	-9.34%	2.32%	7.19%	8.07%
Class C10		3.31%	-5.46%	2.77%	7.03%	7.91%
Index
Russell Midcap® Value Index[1,2]		4.34%	-3.42%	7.27%	9.62%	9.01%
Russell Midcap® Index[1,2]		4.69%	-4.99%	8.40%	10.68%	9.03%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.45%, 1.63%, 1.28%, 1.68%, 2.43%, 1.94% and 1.55% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 0.85%, 1.21%, 1.96%, 1.46% and 0.75% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary (Unaudited)
Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 2.72% total return for the six-month period ended February 28, 2023 (the reporting period), outperforming the 1.26% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
U.S. equities posted positive performance for the reporting period, as investor sentiment rebounded due to an improvement in the outlook for global growth and better-than-expected earnings results. The U.S. economy is proving to be resilient, highlighted by continued strength within the U.S. labor market. Companies and consumers continue to adapt to an economic environment characterized by higher interest rates and persistent inflation. We believe this interest rate environment will favor companies with attractive valuations, strong free cash flow generation, and appropriate capital structures. Nominal gross domestic product and corporate earnings are anticipated to grow in 2023, creating an opportunity on a company-specific basis to grow earnings and cash flow at attractive rates. We believe the individual companies within the Fund have strong underlying fundamentals and durable business models and are well positioned to create value as investors focus on company fundamentals.
The Fund generated superior stock selection versus the Index for the reporting period, which benefitted relative performance. Stock selection was strongest within the Consumer Discretionary, Consumer Staples and Health Care sectors. Portfolio positioning also benefitted relative performance, primarily due to the Fund having overweight positions to Financials, Industrials, and Materials versus the Index and an underweight to Utilities. An underweight to Information Technology (IT) and zero exposure to Energy detracted. The Fund finished the reporting period with an overweight relative to the Index in the Consumer Discretionary, Financials, and Materials sectors. The Fund completed the reporting period with underweight positions to Health Care and IT versus the Index; and had zero exposure to the Energy and Real Estate sectors.
Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic, and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the Fund. We continue to find investment opportunities across each investment category that we believe have attractive risk/return profiles.
We continue to apply disciplined fundamental research to identify companies we believe have high quality business models with attractive free cash flow characteristics trading at compelling valuations. We believe our investment strategy has the ability to create long-term value for clients and effectively navigate the dynamic market environment. We are identifying what we believe are attractive investment opportunities as equity market conditions evolve. Select businesses are able to differentiate themselves from peers with company specific solutions in response to supply chain constraints, inflationary pressures, higher interest rates, and ongoing shifts in consumer behavior. We believe our disciplined free cash flow focused approach, understanding of capital structures, and valuation discipline, provide a potential benefit in the current environment. The depth of our "Storehouse of Knowledge" remains robust. We believe the Fund is well positioned to benefit as investors increase their focus on company fundamentals.
As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients’ assets through the disciplined application of our investment philosophy and process.
Sincerely,
Richard S. Nackenson
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX
Class E	NMUEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	9.6%
Consumer Discretionary	17.3
Consumer Staples	8.8
Financials	18.5
Health Care	7.3
Industrials	14.1
Information Technology	12.2
Materials	9.7
Utilities	1.2
Short-Term Investments	1.3
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[23]	12/21/2009	2.72%	-9.43%	7.55%	10.98%	8.81%
Class A23	12/21/2009	2.53%	-9.73%	7.16%	10.57%	8.50%
Class C23	12/21/2009	2.18%	-10.37%	6.36%	9.75%	7.84%
Class E23	01/11/2022	3.08%	-8.78%	7.72%	11.06%	8.87%
With Sales Charge
Class A23		-3.33%	-14.91%	5.90%	9.92%	8.10%
Class C23		1.40%	-11.06%	6.36%	9.75%	7.84%
Index
S&P 500® Index[1,2]		1.26%	-7.69%	9.82%	12.25%	8.92%
*The performance data for the life of Fund for each class includes the performance of the Fund’s oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 23 for information about the effects of the different fees paid by each class.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.82%, 1.19%, 1.94% and 0.69% for Institutional Class, Class A, Class C and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio for fiscal year 2022 was 0.10% for Class E after expense reimbursements and/or fee waivers.  The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund Commentary (Unaudited)
Neuberger Berman Real Estate Fund Trust Class generated a -7.54% total return for the six-month period ended February 28, 2023 (the reporting period), underperforming the -5.88% total return of its benchmark, the FTSE Nareit All Equity REITs Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The broader S&P 500® Index was volatile, but ultimately generated a positive 1.26% total return during the reporting period. Investor sentiment fluctuated given incoming economic data and expectations for the U.S. Federal Reserve Board’s (Fed) rate hikes to fight inflation. Repercussions from the war in Ukraine and other geopolitical events also impacted the equity market. Despite concerns that elevated inflation could trigger a recession, the U.S. economy was relatively resilient. Comparatively, real estate investment trusts (REITs), as measured by the Index, declined during the reporting period, partially due to rising interest rates.
The Fund underperformed the Index on a relative basis during the reporting period. Both stock selection and sector positioning detracted from results. In terms of stock selection, holdings within the Shopping Centers, Data Centers and Self Storage sectors were the largest headwinds to relative returns, while stocks within Health Care, Infrastructure REITs and Lodging/Resorts contributed the most to results. Individual holdings that detracted the most from results included American Tower Corp., Crown Castle, Inc. and SBA Communications Corp, while Simon Property Group, Inc., Prologis, Inc. and Equinix, Inc. contributed the most to returns.
Looking at sector allocation, the Fund’s overweight to Infrastructure REITs and an underweight to Industrial versus the Index were the largest negatives for relative returns. Conversely, an underweight to Office and a small cash position were the most beneficial for performance.
REITs trailed the broader S&P 500 Index predominantly on interest rate concerns. While supply shocks to inflation appear to be fading, especially in core goods, demand driven inflation in core services has been elevated and persistent. Meanwhile, wage inflation continues to be high. We remain cautious as the macro backdrop is weighed down by a hawkish Fed determined to get inflation under control, slower economic growth, and lack of liquidity in both transaction markets and private investment vehicles. The global economy appears to be weakening, highlighted by slowing housing and low business confidence. However, the reopening of China’s economy, lower energy and commodity prices, and a slowing labor market could provide some support for the view that inflation levels are peaking.
In our view, elevated cost of capital for the REITs, paired with likely slowing fundamentals from a robust 2021/2022 leasing period, will likely stall business decisions and weigh on overall demand and earnings growth for REITs. We believe that property sector and stock selection will be important return generators, more so than in the past. In our view, a majority of REITs are prepared for a meaningful disruption to business demand, with strong balance sheets, relatively low new construction activity and diverse demand drivers that lean more defensive. The rapid reversal of fundraising by non-traded REITs and waves of redemption requests may provide a window of opportunity for REITs to selectively acquire assets at relatively attractive valuations.
While we believe the macro backdrop will continue to weigh on the stocks, we will continue to focus on select companies with what we believe are relatively better fundamentals, diverse demand drivers and strong balance sheets that can withstand increased market volatility.
Sincerely,
Steve Shigekawa and Brian C. Jones
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX
Class E	NREEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Apartments	10.3%
Data Centers	5.5
Free Standing	6.2
Health Care	10.3
Industrial	11.0
Infrastructure	16.8
Manufactured Homes	4.8
Office	1.3
Regional Malls	3.0
Self Storage	10.8
Shopping Centers	4.4
Single Family Homes	4.2
Specialty	6.4
Timber	1.9
Short-Term Investments	3.1
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[14]
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	-7.54%	-13.86%	7.60%	6.74%	9.75%
Institutional Class[17]	06/04/2008	-7.43%	-13.70%	7.80%	6.94%	9.90%
Class A18	06/21/2010	-7.62%	-14.02%	7.41%	6.56%	9.63%
Class C18	06/21/2010	-8.00%	-14.69%	6.60%	5.76%	9.13%
Class R3[18]	06/21/2010	-7.77%	-14.24%	7.13%	6.29%	9.46%
Class R6[19]	03/15/2013	-7.43%	-13.65%	7.89%	7.03%	9.89%
Class E24	01/11/2022	-7.09%	-13.02%	7.83%	6.85%	9.80%
With Sales Charge
Class A18		-12.91%	-18.95%	6.15%	5.94%	9.32%
Class C18		-8.84%	-15.45%	6.60%	5.76%	9.13%
Index
FTSE Nareit All Equity REITs Index[1,2]		-5.88%	-12.17%	7.40%	6.96%	8.94%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.37%, 1.01%, 1.38%, 2.14%, 1.64%, 0.92% and 0.88% for Trust Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively. The expense ratios were 0.85%, 1.21%, 1.96%, 1.46%, 0.75% and 0.08% for Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund Commentary (Unaudited)
Neuberger Berman Small Cap Growth Fund Investor Class posted a 0.11% total return for the six-month period ended February 28, 2023 (the reporting period), trailing its benchmark, the Russell 2000® Growth Index (the Index), which returned 3.06% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The reporting period was a roller-coaster of investor sentiment driven by mixed economic data points, varied interpretations of the U.S. Federal Reserve Board’s (Fed) ability to still engineer an effective or “soft” landing and a leadership rotation away from many of the investments that had demonstrated resiliency and strength over the last twelve plus months. While the entire reporting period proved choppy, our relative underperformance can essentially be distilled down to our more defensive positioning to end 2022, a whipsawing of risk-on/risk-off market sentiment to start calendar year 2023 and ultimately the Fund’s inability to keep pace with a sudden surge in market optimism.  January’s sharp acceleration, powered by a rotation towards names previously out-of-favor and, in a disconnect with fundamentals, away from many of the Fund’s previous winners, was fostered by an overly optimistic assessment on the timing of when the Fed might pause their restrictive agenda. While the sustainability of that optimism quickly proved vulnerable to less supportive data points and commentary that underscored the Fed’s determination to stay the course, the resulting late-period resetting of expectations was not sufficient to offset the negative impact of January’s underperformance in a surging “risk-on” environment.
During the reporting period, positive stock-specific effects within Industrials, Financials and Consumer Discretionary, along with the additive effect of our avoidance of both Utilities and Real Estate, could not overcome the combined impact of stock-specific issues and the market’s sudden ambivalence to our stock selection efforts across Energy, Health Care, Materials, Information Technology, Communication Services and Consumer Staples. At the industry level, our overweight allocation to Semiconductors & Semiconductor Equipment was the leading contributor to relative performance as our holdings continued to execute and capitalize on robust demand that consistently outpaced available supply, while a mix of stock-specific issues resulted in our allocation to the Health Care Providers & Services segment being the leading detractor. Drilling down to our holdings, Impinj, Inc., which develops and markets a cloud-based identification technology platform of radio-frequency chips that wirelessly track items to facilitate shipment verification and inventory management, continued to crush expectations for revenue, operating margins and earnings, as easing supply issues boosted their ability to meet accelerating demand. The leading detractor was R1 RCM, Inc., a provider of revenue cycle management tools and advisory services to healthcare providers, which battled negative sentiment around tepid post-COVID patient participation and utilization trends and unfortunately compounded those headwinds by surprising the market with significantly worse than expected results. Given the lack of visibility into 2023 and unfamiliarity with new management, we exited our position in R1 RCM, Inc. during the reporting period.
While we believe that we are closer than not to a positive inflection point in the battle to curb and effectively reset inflation, there are still hurdles ahead at a macro, economic and corporate fundamental-level. Given that potential for the unexpected, we believe that an emphasis on active management, a more judicious approach to risk and reward within the Fund and a bias towards higher qualitative characteristics, sustainable business models, balance sheet strength and managements capable of consistent execution will remain key to navigating a market that has the potential to remain volatile in the months ahead.
Sincerely,
Chad Bruso and Trevor Moreno
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX
Class R6	NSRSX

SECTOR ALLOCATION
(as a % of Total Investments*)
Consumer Discretionary	11.3%
Consumer Staples	3.5
Energy	5.0
Financials	6.3
Health Care	20.9
Industrials	19.1
Information Technology	23.2
Materials	2.6
Short-Term Investments	8.1
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	0.11%	-9.70%	9.77%	12.09%	9.32%
Trust Class[7]	11/03/1998	0.00%	-9.93%	9.59%	11.90%	9.17%
Advisor Class[8]	05/03/2002	-0.08%	-10.07%	9.42%	11.74%	9.05%
Institutional Class[9]	04/01/2008	0.16%	-9.62%	10.00%	12.38%	9.50%
Class A10	05/27/2009	-0.03%	-9.94%	9.61%	11.98%	9.25%
Class C10	05/27/2009	-0.40%	-10.62%	8.79%	11.14%	8.79%
Class R3[21]	05/27/2009	-0.13%	-10.17%	9.34%	11.70%	9.10%
Class R6[11]	09/07/2018	0.21%	-9.52%	10.07%	12.24%	9.38%
With Sales Charge
Class A10		-5.78%	-15.11%	8.32%	11.32%	8.99%
Class C10		-1.40%	-11.51%	8.79%	11.14%	8.79%
Index
Russell 2000® Growth Index[1,2]		3.06%	-7.92%	5.06%	9.31%	7.62%
Russell 2000® Index[1,2]		3.63%	-6.02%	6.01%	9.06%	8.57%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.33%, 1.49%, 1.64%, 1.13%, 1.53%, 2.25%, 1.78% and 1.06% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.31%, 1.41%, 1.61%, 0.91%, 1.27%, 2.02%, 1.52% and 0.81% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Sustainable Equity Fund Commentary (Unaudited)
Neuberger Berman Sustainable Equity Fund Investor Class reported a total return of 1.29% for the six-month period ended February 28, 2023 (the reporting period), outpacing the 1.26% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Throughout most of 2022, rising interest rates, steep inflationary pressures and fears of global recession weighed on markets worldwide. Growth stocks lagged value, as easy monetary policy that encouraged "risk-on" and speculative sentiment reversed course. Beginning in the fourth quarter of 2022, however, as inflation began to show signs of potentially taming, investor optimism that the interest rate hiking cycle could be nearing a peak fueled a rally that endured into early 2023.
As disciplined bottom-up investors, our strategy is designed to add value through active stock picking, and we anticipate to see stock selection as the key driver of relative performance over time. Within the Fund, holdings within Industrials, Financials and Utilities benefited relative performance most. An underweight to the weak Consumer Discretionary sector versus the Index was another plus.
JPMorgan Chase & Co., the leading diversified global financial services company, was our top contributor. The company’s strong, tenured management team has a prudent focus on maintaining a fortress balance sheet. The stock outperformed as the business benefited from higher interest rates and steady credit quality. Auto insurer Progressive Corp. was rewarded for continued disciplined underwriting and its investment portfolio benefited from higher interest rates.
We lagged the Index within Health Care, Communication Services and Consumer Staples. Alphabet, Inc. and Amazon.com, Inc. were key detractors, both suffering in part from a rotation away from large tech names. Alphabet, Inc., whose largest asset is Google, reported below-expectations earnings and lower margins. With a dominant franchise and a stock trading below the market and its historical multiples, we continue to believe in its longer-term prospects.
Revenues and profits at Amazon.com, Inc., the e-commerce and cloud leader, disappointed analysts. Macro trends have started impacting demand, both in retail and Amazon Web Services (AWS), in addition to margin headwinds from increased energy, labor, product and freight costs. While those concerns are valid, and Amazon.com, Inc. continues to struggle with overcapacity from substantial investments made during the pandemic, we believe the long-term potential remains bright, especially for AWS and advertising.
As we look ahead, we are pleased with our positioning and are optimistic even considering ongoing macro issues. Given an uncertain economic backdrop, we believe equity returns are likely to be driven by earnings, a scenario that favors bottom-up fundamental investors. Additionally, macroeconomic uncertainty can be an opening for strong, well-managed businesses to enhance their competitiveness and build long-term value. Finally, market volatility provides opportunity for nimble and focused long-term investors to make advantaged trades.
In our view, Environmental, Social and Governance (ESG) analysis provides an invaluable framework for understanding intangible assets that can drive long-term value for shareholders. For this reason, ESG analysis, and engagement with managements, is the cornerstone of our investment process.
Beyond that, our strategy requires us to see visible cash flows, deep economic moats, healthy balance sheets and pricing power, robust stakeholder relationships and/or credible performance on issues including diversity, management tenure, and operational efficiency.
Given our approach, we are confident in our ability to identify advantaged businesses positioned to outperform peers over market cycles.
We look forward to continuing to serve your investment needs.
Sincerely,
Daniel P. Hanson
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Sustainable Equity Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	5.4%
Consumer Discretionary	8.8
Consumer Staples	5.2
Energy	1.5
Financials	18.2
Health Care	16.3
Industrials	10.9
Information Technology	29.5
Materials	1.8
Utilities	2.1
Short-Term Investments	0.3
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[14]
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	1.29%	-9.68%	7.37%	10.07%	9.11%
Trust Class[7]	03/03/1997	1.18%	-9.84%	7.18%	9.88%	8.93%
Institutional Class[9]	11/28/2007	1.40%	-9.50%	7.56%	10.27%	9.21%
Class A10	05/27/2009	1.19%	-9.86%	7.16%	9.86%	9.01%
Class C10	05/27/2009	0.80%	-10.54%	6.36%	9.04%	8.62%
Class R3[21]	05/27/2009	1.05%	-10.08%	6.89%	9.59%	8.88%
Class R6[11]	03/15/2013	1.41%	-9.44%	7.66%	10.35%	9.20%
With Sales Charge
Class A10		-4.63%	-15.04%	5.90%	9.21%	8.79%
Class C10		-0.11%	-11.35%	6.36%	9.04%	8.62%
Index
S&P 500® Index[1,2]		1.26%	-7.69%	9.82%	12.25%	9.73%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.85%, 1.03%, 0.68%, 1.05%, 1.80%, 1.30% and 0.58% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Impact Fund Commentary (Unaudited)
Neuberger Berman U.S. Equity Impact Fund Institutional Class generated a 6.02% total return for the six-month period ended February 28, 2023 (the reporting period) versus a 1.51% total return of its benchmark, the Russell 3000® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
U.S. equities posted positive performance for the reporting period as investor sentiment rebounded due to an improvement in the outlook for global growth and better-than-expected earnings results. The U.S. economy has proved to be resilient, highlighted by continued strength within the U.S. labor market. Companies and consumers continue to adapt to an economic environment characterized by higher interest rates and persistent inflation. We believe the opportunity for Impact investing1 remains attractive due to strong demand for products and services which have the potential to generate significant positive outcomes for people and the planet.
Both superior stock selection and portfolio positioning benefitted relative performance. The Fund generated superior stock selection within the Consumer Discretionary, Consumer Staples, Health Care, Industrials, and Information Technology (IT) sectors. The Fund also benefitted from an underweight position to Consumer Discretionary, and overweight positions to Industrials and Materials versus the Index. Zero exposure to Energy and an overweight to Utilities detracted from relative performance. The Fund ended the reporting period with overweight positions relative to the Index in the Health Care, Industrials, and Materials sectors and underweight positions in the Consumer Discretionary, Financials, and IT sectors. The Fund had no exposure to the Communication Services, Energy or Real Estate sectors at the end of the reporting period.
Impact investing offers the unique potential to support measurable progress against real-world environmental and social challenges while seeking market rate returns. This approach invests in companies with products or services that have the potential to deliver significantly positive outcomes for people and the planet, while reporting and measuring the tangible contributions that portfolio companies make. Our proprietary quantitative and qualitative impact analysis requires a deep understanding of the product outcomes for customers, which is a lens that adds insight to our fundamental investment process. Positive and negative impacts associated with the products and services of each major business line of a company are assessed.
A company’s contribution to specific positive outcomes is evaluated with reference to the United Nations Sustainable Development Goals (UN SDGs).  We believe companies delivering solutions aligned with achieving the UN SDGs have the potential for outsized growth and returns as these UN SDG goals become spending priorities. We believe the potential for significant incremental capital deployed to achieve UN SDGs. There is the potential for the reduction of macro uncertainty as we progress through 2023. This includes the potential for: improving supply chain and labor availability, decelerating rate of inflation, stabilizing/declining commodity prices and the ongoing reopening of the economy in China. We believe these developments will be beneficial for our strategy.
Sincerely,
Richard S. Nackenson and Jonathan Bailey
Portfolio Managers
1 Impact investing is the investment in a portfolio of companies whose products and services the portfolio managers believe have the potential to deliver positive social and environmental outcomes.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Impact Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NEQIX
Class A	NEQAX
Class C	NEQCX

SECTOR ALLOCATION
(as a % of Total Investments*)
Consumer Discretionary	3.1%
Consumer Staples	7.1
Financials	0.9
Health Care	24.4
Industrials	27.4
Information Technology	14.9
Materials	12.7
Utilities	6.2
Short-Term Investments	3.3
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	Life of Fund
At NAV
Institutional Class	03/23/2021	6.02%	-4.06%	-3.18%
Class A	03/23/2021	5.86%	-4.46%	-3.56%
Class C	03/23/2021	5.40%	-5.17%	-4.28%
With Sales Charge
Class A		-0.26%	-9.91%	-6.46%
Class C		4.40%	-6.11%	-4.28%
Index
Russell 3000® Index[1,2]		1.51%	-8.07%	0.04%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 5.27%, 5.77% and 6.77% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for fiscal year 2022 were 0.91%, 1.27%, and 2.02% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge ("CDSC") for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes (Unaudited)

1
Please see "Glossary of Indices" on page 48 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
3
The performance information for Class R3 prior to the class’s inception date is that of the Fund’s
Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional
Class has lower expenses and typically higher returns than Class R3.

4
The performance information for Class R6 prior to the class’s inception date is that of the Fund’s
Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

5
The performance information for Institutional Class, Class A, Class C, Class R3 and Class E prior to June 9,
2008 is that of Neuberger Berman Equity Income Fund’s Trust Class, which had an inception date of
November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from
November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted
Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class and Class E. The Trust Class had
lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 and Class E from June 9, 2008, to the respective class’s inception date is that of the Fund’s Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The
Institutional Class has lower expenses and typically higher returns than Class R3. The Institutional Class has higher expenses and typically lower returns than Class E.

6
Neuberger Berman Focus Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of
April 2, 2001, the Fund changed its investment policy to become “non-diversified” under the Investment
Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

7
The performance information for the Trust Class prior to the class’s inception date is that of the Fund’s
Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

8
The performance information for the Advisor Class prior to the class’s inception date is that of the Fund’s
Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

Endnotes (Unaudited)  (cont’d)
9
The performance information for the Institutional Class prior to the class’s inception date is that of the
Fund’s Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

10
The performance information for Class A and Class C prior to the classes’ inception date is that of the
Fund’s Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

11
The performance information for Class R6 prior to the class’s inception date is that of the Fund’s Investor
Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

12
The performance information for Class E prior to the class’s inception date is that of the Fund’s Investor
Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class E.

13
Neuberger Berman Global Real Estate Fund and Neuberger Berman International Small Cap Fund are each relatively small. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

14
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

15
The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes’
inception date is that of the Fund’s Institutional Class. The performance information for the Institutional
Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as
Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A,
Class C, Investor Class, and Trust Class.

16
The performance information for Class E prior to the class’s inception date is that of the Fund’s Institutional
Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class E.

17
The performance information for the Institutional Class prior to the class’s inception date is that of the
Fund’s Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

18
The performance information for Class A, Class C and Class R3 prior to the classes’ respective inception dates is that of the Fund’s Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

Endnotes (Unaudited)  (cont’d)
19
The performance information for Class R6 prior to the class’s inception date is that of the Fund’s Trust Class.
The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than
Class R6.

20
The performance information for Neuberger Berman Intrinsic Value Fund's Institutional Class, Class A and
Class C prior to the classes’ inception date is that of the Fund’s predecessor, the DJG Small Cap Value Fund
L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap
Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from
July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG
Fund transferred its assets to the Fund in exchange for the Fund’s Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of
DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the
Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund. The performance for Class R6 from May 10, 2010 to
January 18, 2019 includes the performance of the Fund’s Institutional Class, and prior to May 10, 2010 includes the performance of the Predecessors, as noted above.

21
The performance information for Class R3 prior to the class’s inception date is that of the Fund’s Investor
Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

22	This date reflects when NBIA first became the investment manager to the Fund.
23
Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class,
Class A, Class C and Class E prior to December 21, 2009 is that of the Fund’s Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009.
During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). NBIA had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and
Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional
Class. The Trust Class had higher expenses and typically lower returns than Class E. The performance information for Class E from December 14, 2009, to the class’s inception date is that of the Fund’s
Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional
Class has higher expenses and typically lower returns than Class E.

24
The performance information for Class E prior to the class’s inception date is that of the Fund’s Trust Class.
The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than
Class E.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

FTSE EPRA Nareit Developed Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

FTSE Nareit All Equity REITs Index:
The index is a free-float adjusted, market capitalization-weighted index that tracks the performance of all tax-qualified equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, or NASDAQ. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong
Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The emerging market country indexes included are: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait,
Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa,
Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from
June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Effective after the close on March 9, 2022, MSCI reclassified MSCI
Russia Indexes from Emerging Markets to Standalone Markets status. At that time, all
Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents.

MSCI China All Shares Index (Net):
The index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of China share classes listed in
Hong Kong, Shanghai, Shenzhen and outside of China. It covers the integrated MSCI
China equity universe comprising A-shares, B-shares, H-shares, Red chips, P-chips and foreign listings listed outside China or Hong Kong (e.g. ADRs). A-shares are incorporated in China and trade on the Shanghai and Shenzhen exchanges; they are quoted in local renminbi and entail foreign investment regulations (QFII). B-shares are incorporated in China, and trade on the Shanghai and Shenzhen exchanges; they are quoted in foreign currencies (Shanghai USD, Shenzhen HKD) and are open to foreign investors. H-shares are incorporated in China and trade on the Hong Kong exchange and other foreign exchanges. Red chips and P-chips are incorporated outside of China and trade on the Hong Kong exchange. Red chips are usually controlled by the state or a province or municipality. P-chips are non state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (Unaudited)  (cont’d)
MSCI EAFE® Index (Net) (Europe, Australasia, Far East):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand,
Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 24 emerging market country indexes: Brazil, Chile, China,
Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea,
Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South
Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Effective after the close on March 9, 2022, MSCI reclassified
MSCI Russia Indexes from Emerging Markets to Standalone Markets status. At that time, all Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents.

MSCI EAFE® Small Cap Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark,
Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the
United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Growth Index:
The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is rebalanced annually in June.

Russell 1000® Value Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Glossary of Indices (Unaudited)  (cont’d)
Russell 2000® Growth Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Value Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 3000® Index:
The index is a float-adjusted, market-capitalization-weighted equity index that measures the performance of the 3,000 largest U.S. public companies based on total market capitalization which represent about 98% of all U.S incorporated equity securities. The index is rebalanced annually in June.

Russell Midcap® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:
The index is a float-adjusted, market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2023 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/22	Ending Account Value 2/28/23	Expenses Paid During the Period(1) 9/1/22 – 2/28/23	Expense Ratio	Beginning Account Value 9/1/22	Ending Account Value 2/28/23	Expenses Paid During the Period(2) 9/1/22 – 2/28/23	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$1,055.20	$3.52	0.69%	$1,000.00	$1,021.37	$3.46	0.69%
Class A	$1,000.00	$1,053.00	$5.34	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$1,049.20	$9.15	1.80%	$1,000.00	$1,015.87	$9.00	1.80%
Class R6	$1,000.00	$1,054.90	$3.01	0.59%	$1,000.00	$1,021.87	$2.96	0.59%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$966.20	$6.14	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class A	$1,000.00	$965.20	$7.36	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class C	$1,000.00	$961.10	$10.99	2.26%	$1,000.00	$1,013.59	$11.28	2.26%
Class R3	$1,000.00	$963.10	$9.35	1.92%	$1,000.00	$1,015.27	$9.59	1.92%
Class R6	$1,000.00	$966.90	$5.66	1.16%	$1,000.00	$1,019.04	$5.81	1.16%
Equity Income Fund
Institutional Class	$1,000.00	$1,002.70	$3.53	0.71%	$1,000.00	$1,021.27	$3.56	0.71%
Class A	$1,000.00	$1,000.80	$5.36	1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Class C	$1,000.00	$997.40	$9.06	1.83%	$1,000.00	$1,015.72	$9.15	1.83%
Class R3	$1,000.00	$999.30	$6.74	1.36%	$1,000.00	$1,018.05	$6.81	1.36%
Class E	$1,000.00	$1,006.20	$0.30	0.06%	$1,000.00	$1,024.50	$0.30	0.06%
Focus Fund
Investor Class	$1,000.00	$1,030.00	$4.63	0.92%	$1,000.00	$1,020.23	$4.61	0.92%
Trust Class	$1,000.00	$1,029.10	$5.63	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Advisor Class	$1,000.00	$1,027.30	$7.54	1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Institutional Class	$1,000.00	$1,031.10	$3.78	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Class A	$1,000.00	$1,029.10	$5.58	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,025.30	$9.34	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,054.40	$5.04	0.99%	$1,000.00	$1,019.89	$4.96	0.99%
Trust Class	$1,000.00	$1,053.80	$5.55	1.09%	$1,000.00	$1,019.39	$5.46	1.09%
Advisor Class	$1,000.00	$1,052.50	$6.87	1.35%	$1,000.00	$1,018.10	$6.76	1.35%
Institutional Class	$1,000.00	$1,055.10	$4.28	0.84%	$1,000.00	$1,020.63	$4.21	0.84%
Class R6	$1,000.00	$1,055.50	$3.77	0.74%	$1,000.00	$1,021.12	$3.71	0.74%
Class E	$1,000.00	$1,059.40	$0.15	0.03%	$1,000.00	$1,024.65	$0.15	0.03%
Global Real Estate Fund
Institutional Class	$1,000.00	$962.80	$4.87	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Class A	$1,000.00	$961.00	$6.61	1.36%	$1,000.00	$1,018.05	$6.81	1.36%
Class C	$1,000.00	$957.30	$10.24	2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Greater China Equity Fund
Institutional Class	$1,000.00	$1,014.30	$7.54	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class A	$1,000.00	$1,012.50	$9.33	1.87%	$1,000.00	$1,015.52	$9.35	1.87%
Class C	$1,000.00	$1,009.30	$13.05	2.62%	$1,000.00	$1,011.80	$13.07	2.62%
International Equity Fund
Investor Class	$1,000.00	$1,102.70	$5.73	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Trust Class	$1,000.00	$1,102.20	$6.10	1.17%	$1,000.00	$1,018.99	$5.86	1.17%
Institutional Class	$1,000.00	$1,104.60	$4.49	0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Class A	$1,000.00	$1,102.30	$6.36	1.22%	$1,000.00	$1,018.74	$6.11	1.22%
Class C	$1,000.00	$1,098.70	$10.25	1.97%	$1,000.00	$1,015.03	$9.84	1.97%
Class R6	$1,000.00	$1,105.20	$3.97	0.76%	$1,000.00	$1,021.03	$3.81	0.76%
Class E	$1,000.00	$1,108.60	$0.37	0.07%	$1,000.00	$1,024.45	$0.35	0.07%

Expense Example (Unaudited)  (cont’d)
Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/22	Ending Account Value 2/28/23	Expenses Paid During the Period(1) 9/1/22 – 2/28/23	Expense Ratio	Beginning Account Value 9/1/22	Ending Account Value 2/28/23	Expenses Paid During the Period(2) 9/1/22 – 2/28/23	Expense Ratio
International Select Fund
Trust Class	$1,000.00	$1,098.80	$6.04	1.16%	$1,000.00	$1,019.04	$5.81	1.16%
Institutional Class	$1,000.00	$1,099.50	$4.22	0.81%	$1,000.00	$1,020.78	$4.06	0.81%
Class A	$1,000.00	$1,098.60	$6.09	1.17%	$1,000.00	$1,018.99	$5.86	1.17%
Class C	$1,000.00	$1,093.80	$9.97	1.92%	$1,000.00	$1,015.27	$9.59	1.92%
Class R3	$1,000.00	$1,096.10	$7.38	1.42%	$1,000.00	$1,017.75	$7.10	1.42%
Class R6	$1,000.00	$1,100.70	$3.70	0.71%	$1,000.00	$1,021.27	$3.56	0.71%
International Small Cap Fund
Institutional Class	$1,000.00	$1,091.50	$5.55	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class A	$1,000.00	$1,090.40	$7.41	1.43%	$1,000.00	$1,017.70	$7.15	1.43%
Class C	$1,000.00	$1,085.40	$11.27	2.18%	$1,000.00	$1,013.98	$10.89	2.18%
Class R6	$1,000.00	$1,092.50	$5.03	0.97%	$1,000.00	$1,019.98	$4.86	0.97%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,061.20	$4.91	0.96%	$1,000.00	$1,020.03	$4.81	0.96%
Class A	$1,000.00	$1,058.90	$6.94	1.36%	$1,000.00	$1,018.05	$6.81	1.36%
Class C	$1,000.00	$1,055.30	$10.75	2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Class R6	$1,000.00	$1,061.40	$4.40	0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Large Cap Growth Fund
Investor Class	$1,000.00	$982.60	$4.13(3)	0.84%	$1,000.00	$1,020.63	$4.21(3)	0.84%
Trust Class	$1,000.00	$981.60	$5.16(3)	1.05%	$1,000.00	$1,019.59	$5.26(3)	1.05%
Advisor Class	$1,000.00	$976.90	$7.35(3)	1.50%	$1,000.00	$1,017.36	$7.50(3)	1.50%
Institutional Class	$1,000.00	$983.50	$3.39(3)	0.69%	$1,000.00	$1,021.37	$3.46(3)	0.69%
Class A	$1,000.00	$981.50	$5.21(3)	1.06%	$1,000.00	$1,019.54	$5.31(3)	1.06%
Class C	$1,000.00	$978.40	$8.93(3)	1.82%	$1,000.00	$1,015.77	$9.10(3)	1.82%
Class R3	$1,000.00	$980.80	$6.58(3)	1.34%	$1,000.00	$1,018.15	$6.71(3)	1.34%
Class R6	$1,000.00	$984.00	$3.05(3)	0.62%	$1,000.00	$1,021.72	$3.11(3)	0.62%
Large Cap Value Fund
Investor Class	$1,000.00	$1,057.60	$3.83	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Trust Class	$1,000.00	$1,056.50	$4.84	0.95%	$1,000.00	$1,020.08	$4.76	0.95%
Advisor Class	$1,000.00	$1,055.60	$5.61	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Institutional Class	$1,000.00	$1,058.40	$3.06	0.60%	$1,000.00	$1,021.82	$3.01	0.60%
Class A	$1,000.00	$1,056.40	$5.00	0.98%	$1,000.00	$1,019.93	$4.91	0.98%
Class C	$1,000.00	$1,052.30	$8.70	1.71%	$1,000.00	$1,016.31	$8.55	1.71%
Class R3	$1,000.00	$1,054.90	$6.27	1.23%	$1,000.00	$1,018.70	$6.16	1.23%
Class R6	$1,000.00	$1,058.70	$2.55	0.50%	$1,000.00	$1,022.32	$2.51	0.50%
Class E	$1,000.00	$1,061.50	$0.15	0.03%	$1,000.00	$1,024.65	$0.15	0.03%
Mid Cap Growth Fund
Investor Class	$1,000.00	$991.80	$4.20	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Trust Class	$1,000.00	$991.10	$4.69	0.95%	$1,000.00	$1,020.08	$4.76	0.95%
Advisor Class	$1,000.00	$989.70	$5.92	1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Institutional Class	$1,000.00	$991.80	$3.46	0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$990.40	$5.28	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$986.80	$8.97	1.82%	$1,000.00	$1,015.77	$9.10	1.82%
Class R3	$1,000.00	$989.00	$6.56	1.33%	$1,000.00	$1,018.20	$6.66	1.33%
Class R6	$1,000.00	$992.60	$2.96	0.60%	$1,000.00	$1,021.82	$3.01	0.60%

Expense Example (Unaudited)  (cont’d)
Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/22	Ending Account Value 2/28/23	Expenses Paid During the Period(1) 9/1/22 – 2/28/23	Expense Ratio	Beginning Account Value 9/1/22	Ending Account Value 2/28/23	Expenses Paid During the Period(2) 9/1/22 – 2/28/23	Expense Ratio
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,048.20	$4.88	0.96%	$1,000.00	$1,020.03	$4.81	0.96%
Trust Class	$1,000.00	$1,046.80	$6.09	1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Institutional Class	$1,000.00	$1,048.90	$4.32	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class A	$1,000.00	$1,046.70	$6.14	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,043.10	$9.93	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$1,045.50	$7.40	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class R6	$1,000.00	$1,049.20	$3.81	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,027.20	$4.37	0.87%	$1,000.00	$1,020.48	$4.36	0.87%
Class A	$1,000.00	$1,025.30	$6.23	1.24%	$1,000.00	$1,018.65	$6.21	1.24%
Class C	$1,000.00	$1,021.80	$9.98	1.99%	$1,000.00	$1,014.93	$9.94	1.99%
Class E	$1,000.00	$1,030.80	$0.60	0.12%	$1,000.00	$1,024.20	$0.60	0.12%
Real Estate Fund
Trust Class	$1,000.00	$924.60	$4.96	1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Institutional Class	$1,000.00	$925.70	$4.06	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class A	$1,000.00	$923.80	$5.77	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$920.00	$9.33	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$922.30	$6.96	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class R6	$1,000.00	$925.70	$3.58	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Class E	$1,000.00	$929.10	$0.38	0.08%	$1,000.00	$1,024.40	$0.40	0.08%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,001.10	$5.01	1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Trust Class	$1,000.00	$1,000.00	$6.20	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Advisor Class	$1,000.00	$999.20	$6.94	1.40%	$1,000.00	$1,017.85	$7.00	1.40%
Institutional Class	$1,000.00	$1,001.60	$4.47	0.90%	$1,000.00	$1,020.33	$4.51	0.90%
Class A	$1,000.00	$999.70	$6.25	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$996.00	$9.95	2.01%	$1,000.00	$1,014.83	$10.04	2.01%
Class R3	$1,000.00	$998.70	$7.48	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class R6	$1,000.00	$1,002.10	$3.97	0.80%	$1,000.00	$1,020.83	$4.01	0.80%
Sustainable Equity Fund
Investor Class	$1,000.00	$1,012.90	$4.34	0.87%	$1,000.00	$1,020.48	$4.36	0.87%
Trust Class	$1,000.00	$1,011.80	$5.29	1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Institutional Class	$1,000.00	$1,014.00	$3.50	0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$1,011.90	$5.34	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,008.00	$9.06	1.82%	$1,000.00	$1,015.77	$9.10	1.82%
Class R3	$1,000.00	$1,010.50	$6.58	1.32%	$1,000.00	$1,018.25	$6.61	1.32%
Class R6	$1,000.00	$1,014.10	$3.05	0.61%	$1,000.00	$1,021.77	$3.06	0.61%
U.S. Equity Impact Fund
Institutional Class	$1,000.00	$1,060.20	$4.60	0.90%	$1,000.00	$1,020.33	$4.51	0.90%
Class A	$1,000.00	$1,058.60	$6.43	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$1,054.00	$10.24	2.01%	$1,000.00	$1,014.83	$10.04	2.01%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

(3)	Includes expenses of the Fund’s blocker (See Note A of the Notes to Consolidated Financial Statements).

Legend February 28, 2023 (Unaudited)
Neuberger Berman Equity Funds
Counterparties:
SSB	= State Street Bank and Trust Company
Investment Methods:
PIPE	= Private investment in public equity
Other Abbreviations:
ADR	= American Depositary Receipt
Management or NBIA	= Neuberger Berman Investment Advisers LLC
PJSC	= Public Joint Stock Company

Schedule of Investments Dividend Growth Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 95.6%
Automobiles 1.4%
28,400	General Motors Co.	$1,100,216
Banks 4.0%
10,500	JPMorgan Chase & Co.	1,505,175
10,255	PNC Financial Services Group, Inc.	1,619,470
		3,124,645
Capital Markets 4.2%
1,275	BlackRock, Inc.	879,023
9,675	Cboe Global Markets, Inc.	1,220,695
11,800	Morgan Stanley	1,138,700
		3,238,418
Chemicals 1.3%
20,140	Novozymes A/S Class B	970,789
Consumer Finance 1.4%
6,050	American Express Co.	1,052,639
Distributors 2.0%
26,850	LKQ Corp.	1,538,236
Diversified Financial Services 1.0%
23,725	Equitable Holdings, Inc.	745,440
Electronic Equipment, Instruments & Components 7.5%
26,900	Amphenol Corp. Class A	2,085,288
50,525	Corning, Inc.	1,715,324
6,550	Zebra Technologies Corp. Class A*	1,966,637
		5,767,249
Energy Equipment & Services 1.3%
18,675	Schlumberger Ltd.	993,697
Entertainment 4.8%
19,800	Electronic Arts, Inc.	2,196,612
15,575	Walt Disney Co.*	1,551,426
		3,748,038
Equity Real Estate Investment Trusts 2.0%
2,025	American Tower Corp.	400,970
18,685	Terreno Realty Corp.	1,162,394
		1,563,364
Food & Staples Retailing 1.8%
9,600	Walmart, Inc.	1,364,448
Food Products 2.7%
20,150	Mondelez International, Inc. Class A	1,313,377
17,952	Tootsie Roll Industries, Inc.	790,427
		2,103,804
Number of Shares		Value
Health Care Equipment & Supplies 2.8%
4,150	Becton, Dickinson & Co.	$ 973,382
14,450	Medtronic PLC	1,196,460
		2,169,842
Hotels, Restaurants & Leisure 2.7%
12,250	Marriott International, Inc. Class A	2,073,190
Industrial Conglomerates 2.0%
8,200	Honeywell International, Inc.	1,570,136
Insurance 2.3%
2,675	Aon PLC Class A	813,334
5,950	Marsh & McLennan Cos., Inc.	964,733
		1,778,067
IT Services 1.2%
4,300	Automatic Data Processing, Inc.	945,226
Life Sciences Tools & Services 4.6%
11,735	Agilent Technologies, Inc.	1,666,018
7,700	Danaher Corp.	1,905,981
		3,571,999
Machinery 3.3%
6,025	Caterpillar, Inc.	1,443,289
5,050	Nordson Corp.	1,109,182
		2,552,471
Media 1.6%
33,400	Comcast Corp. Class A	1,241,478
Metals & Mining 3.7%
34,675	Freeport-McMoRan, Inc.	1,420,635
33,700	Wheaton Precious Metals Corp.	1,403,605
		2,824,240
Multi-Utilities 0.9%
24,300	CenterPoint Energy, Inc.	676,026
Oil, Gas & Consumable Fuels 2.5%
36,500	Devon Energy Corp.	1,968,080
Pharmaceuticals 5.8%
32,680	AstraZeneca PLC ADR	2,130,082
4,325	Eli Lilly & Co.	1,346,027
12,300	Novartis AG ADR	1,034,676
		4,510,785
Road & Rail 2.7%
42,425	CSX Corp.	1,293,538
24,100	RXO, Inc.*	495,737
8,800	XPO, Inc.*	293,568
		2,082,843
Semiconductors & Semiconductor Equipment 11.7%
13,275	Analog Devices, Inc.	2,435,564
See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^ (Unaudited) (cont’d)
Number of Shares		Value
Semiconductors & Semiconductor Equipment – cont'd
20,370	Applied Materials, Inc.	$ 2,365,976
19,800	QUALCOMM, Inc.	2,445,894
13,405	Universal Display Corp.	1,821,069
		9,068,503
Software 3.9%
1,470	Intuit, Inc.	598,555
9,675	Microsoft Corp.	2,413,138
		3,011,693
Specialty Retail 2.1%
21,100	TJX Cos., Inc.	1,616,260
Technology Hardware, Storage & Peripherals 2.7%
14,250	Apple, Inc.	2,100,592
Textiles, Apparel & Luxury Goods 2.4%
12,550	Cie Financiere Richemont SA Class A	1,888,796
Number of Shares		Value
Transportation Infrastructure 1.3%
6,650	Aena SME SA*(a)	$1,029,734
Total Common Stocks (Cost $55,878,245)		73,990,944

Short-Term Investments 4.2%
Investment Companies 4.2%
3,285,696	State Street Institutional Treasury Money Market Fund Premier Class, 4.42%(b) (Cost $3,285,696)	3,285,696
Total Investments 99.8% (Cost $59,163,941)		77,276,640
Other Assets Less Liabilities 0.2%		155,461
Net Assets 100.0%		$77,432,101

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2023 amounted to $1,029,734, which represents 1.3% of net assets of the
Fund.

(b)	Represents 7-day effective yield as of February 28, 2023.

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$65,533,262	84.6%
Switzerland	2,923,472	3.8%
United Kingdom	2,130,082	2.8%
Brazil	1,403,605	1.8%
Spain	1,029,734	1.3%
Denmark	970,789	1.3%
Short-Term Investments and Other Assets—Net	3,441,157	4.4%
	$77,432,101	100.0%
See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^ (Unaudited) (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$73,990,944	$—	$—	$73,990,944
Short-Term Investments	—	3,285,696	—	3,285,696
Total Investments	$73,990,944	$3,285,696	$—	$77,276,640

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 91.6%
Brazil 3.9%
1,500,996	B3 SA - Brasil Bolsa Balcao	$ 3,024,670
390,268	Hypera SA	3,104,731
1,440,290	Itau Unibanco Holding SA	6,995,879
1,219,672	Klabin SA(a)	4,533,482
320,307	Pagseguro Digital Ltd. Class A*	2,777,062
1,117,559	Petroleo Brasileiro SA	5,387,729
		25,823,553
Canada 0.8%
341,990	Parex Resources, Inc.	5,574,099
Chile 0.6%
45,926	Sociedad Quimica y Minera de Chile SA ADR	4,075,932
China 28.6%
2,107,736	Alibaba Group Holding Ltd.*	23,227,146
30,929	Baidu, Inc. ADR*	4,258,614
1,352,017	Bank of Ningbo Co. Ltd. Class A	5,755,336
3,119,000	China Longyuan Power Group Corp. Ltd. H Shares	3,826,531
1,621,000	China Mengniu Dairy Co. Ltd.*	7,124,685
1,249,433	CITIC Securities Co. Ltd. Class A	3,718,015
3,871,000	Geely Automobile Holdings Ltd.	5,020,356
50,942	Hesai Group ADR*	953,634
321,300	JD.com, Inc. Class A	7,110,073
5,005,779	Jiangsu Changshu Rural Commercial Bank Co. Ltd. Class A	5,561,656
33,302	Kweichow Moutai Co. Ltd. Class A	8,704,091
1,140,468	LONGi Green Energy Technology Co. Ltd. Class A	7,270,701
386,760	Meituan Class B*(b)	6,705,995
1,365,898	NARI Technology Co. Ltd. Class A	5,166,848
1,279,030	Ping An Insurance Group Co. of China Ltd. Class A	8,883,945
2,875,100	Shenzhen Topband Co. Ltd. Class A	5,427,531
1,430,000	Sichuan Kelun Pharmaceutical Co. Ltd. Class A	5,949,232
823,100	Tencent Holdings Ltd.	36,030,418
213,652	Trip.com Group Ltd. ADR*	7,595,328
342,000	Tsingtao Brewery Co. Ltd. H Shares	3,372,334
575,551	Wingtech Technology Co. Ltd. Class A	4,467,956
Number of Shares		Value
China – cont'd
443,321	Wuxi NCE Power Co. Ltd. Class A	$ 5,120,992
1,361,788	Xianhe Co. Ltd. Class A	6,046,155
709,481	Yifeng Pharmacy Chain Co. Ltd. Class A	6,185,492
517,140	Zhejiang HangKe Technology, Inc. Co. Class A	3,744,745
1,270,968	Zhejiang Juhua Co. Ltd. Class A	3,450,592
		190,678,401
Hong Kong 1.1%
176,600	Hong Kong Exchanges & Clearing Ltd.	7,078,039
Hungary 0.9%
285,271	Richter Gedeon Nyrt	5,985,178
India 16.5%
12,416,910	API Holdings Private Ltd.*#(c)(d)	6,960,559
62,799	Apollo Hospitals Enterprise Ltd.	3,329,694
1,174,637	Aptus Value Housing Finance India Ltd.	3,435,779
175,520	Best Agrolife Ltd.	2,354,634
126,963	Cartrade Tech Ltd.*	720,303
383,160	DLF Ltd.	1,629,650
1,271,344	EPL Ltd.	2,488,323
216,807	GMM Pfaudler Ltd.	4,303,750
506,064	HDFC Bank Ltd.	9,813,053
56,027	Housing Development Finance Corp. Ltd.	1,768,899
1,528,527	ICICI Bank Ltd.	15,793,284
377,852	IndusInd Bank Ltd.	4,922,920
184,238	Infosys Ltd. ADR	3,305,230
157,332	JB Chemicals & Pharmaceuticals Ltd.	3,711,221
1,441,897	Motherson Sumi Wiring India Ltd.	863,385
763,830	National Stock Exchange*#(c)(d)	25,640,406
4,084	Pine Labs PTE Ltd.*#(c)(d)	1,536,809
285,902	Reliance Industries Ltd.	8,023,448
904,330	State Bank of India	5,715,272
241,351	Sun Pharmaceutical Industries Ltd.	2,798,086
6,858	Syrma SGS Technology Ltd.*	22,067
76,904	United Breweries Ltd.	1,344,256
		110,481,028
Indonesia 1.3%
5,592,900	Bank Central Asia Tbk PT	3,209,041
9,291,100	Bank Negara Indonesia Persero Tbk PT	5,346,190
		8,555,231
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont’d)
Number of Shares		Value
Korea 9.9%
143,190	Hana Financial Group, Inc.	$ 4,912,772
21,880	LG Chem Ltd.	11,243,831
14,313	NCSoft Corp.	4,699,791
55,787	Orion Corp.	5,269,885
506,068	Samsung Electronics Co. Ltd.	23,176,060
137,329	SK Hynix, Inc.	9,278,075
139,172	SK Telecom Co. Ltd.	4,748,623
17,154	Soulbrain Co. Ltd.	3,033,468
		66,362,505
Macau 0.6%
597,000	Galaxy Entertainment Group Ltd.	3,970,163
Mexico 1.5%
2,485,549	Wal-Mart de Mexico SAB de CV	9,794,665
Peru 1.1%
56,161	Credicorp Ltd.	7,156,035
Philippines 0.9%
1,269,390	BDO Unibank, Inc.	2,830,040
208,540	SM Investments Corp.	3,210,047
		6,040,087
Poland 1.2%
98,967	Dino Polska SA*(b)	8,266,994
Qatar 0.6%
863,430	Qatar National Bank QPSC	3,995,001
Saudi Arabia 1.9%
48,796	Arabian Drilling Co.*	1,799,626
672,020	Saudi Arabian Oil Co.(b)	5,694,705
237,959	Saudi National Bank	2,996,166
50,200	Saudi Tadawul Group Holding Co.	1,910,266
		12,400,763
South Africa 3.8%
571,463	Absa Group Ltd.	6,175,161
192,809	Anglo American PLC	6,689,740
364,081	Bid Corp. Ltd.	7,973,503
24,125	Naspers Ltd. N Shares	4,278,591
		25,116,995
Taiwan 13.3%
332,600	Accton Technology Corp.	3,046,022
6,000	Alchip Technologies Ltd.	184,216
1,785,000	Chunghwa Telecom Co. Ltd.	6,748,818
1,004,779	Hiwin Technologies Corp.	8,194,136
255,000	Keystone Microtech Corp.	1,737,475
2,922,839	Taiwan Semiconductor Manufacturing Co. Ltd.	48,355,134
Number of Shares		Value
Taiwan – cont'd
804,305	Tong Hsing Electronic Industries Ltd.	$ 5,754,432
3,752,000	Uni-President Enterprises Corp.	8,282,752
381,451	Yageo Corp.	6,685,150
		88,988,135
Thailand 0.9%
809,800	Bangkok Bank PCL	3,746,395
579,600	PTT Exploration & Production PCL	2,460,015
		6,206,410
United Arab Emirates 2.2%
4,195,732	Americana Restaurants International PLC*	3,969,155
4,635,652	Borouge PLC	3,218,239
2,540,230	Dubai Islamic Bank PJSC	3,969,650
1,074,992	Network International Holdings PLC*(b)	3,680,031
		14,837,075

Total Common Stocks (Cost $606,607,013)		611,386,289
Preferred Stocks 2.1%
India 2.1%
217,973	Gupshup, Inc. Ser. F*#(c)(d)	4,983,996
9,762	Pine Labs PTE Ltd. Ser. 1*#(c)(d)	3,678,322
2,439	Pine Labs PTE Ltd. Ser. A*#(c)(d)	918,040
2,654	Pine Labs PTE Ltd. Ser. B*#(c)(d)	999,497
2,147	Pine Labs PTE Ltd. Ser. B2*#(c)(d)	808,560
3,993	Pine Labs PTE Ltd. Ser. C*#(c)(d)	1,506,958
841	Pine Labs PTE Ltd. Ser. C1*#(c)(d)	317,393
900	Pine Labs PTE Ltd. Ser. D*#(c)(d)	341,550
Total Preferred Stocks (Cost $13,478,212)		13,554,316

Short-Term Investments 6.1%
Investment Companies 6.1%
40,631,082	State Street Institutional Treasury Money Market Fund Premier Class, 4.42%(e) (Cost $40,631,082)	40,631,082
Total Investments 99.8% (Cost $660,716,307)		665,571,687
Other Assets Less Liabilities 0.2%		1,656,565
Net Assets 100.0%		$667,228,252

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont’d)
*	Non-income producing security.
(a)	Security represented in Units.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2023 amounted to $24,347,725, which represents 3.6% of net assets of the
Fund.

(c)	Value determined using significant unobservable inputs.
(d)
Security fair valued as of February 28, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at February 28, 2023 amounted to $47,692,090, which represents
7.0% of net assets of the Fund.

(e)	Represents 7-day effective yield as of February 28, 2023.
#
These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At February 28, 2023, these securities amounted to $47,692,090, which represents 7.1% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 2/28/2023	Fair Value Percentage of Net Assets as of 2/28/2023
API Holdings Private Ltd.	10/18/2021	$8,879,972	$6,960,559	1.0%
Gupshup, Inc. Ser. F (Ser. F Preferred Shares)	7/16/2021	4,983,996	4,983,996	0.7%
National Stock Exchange	4/16/2018	11,160,012	25,640,406	3.8%
Pine Labs PTE Ltd.	7/6/2021	1,522,760	1,536,809	0.2%
Pine Labs PTE Ltd. Ser. 1 (Ser. 1 Preferred Shares)	7/6/2021	3,639,859	3,678,322	0.6%
Pine Labs PTE Ltd. Ser. A (Ser. A Preferred Shares)	7/6/2021	909,406	918,040	0.1%
Pine Labs PTE Ltd. Ser. B (Ser. B Preferred Shares)	7/6/2021	989,570	999,497	0.2%
Pine Labs PTE Ltd. Ser. B2 (Ser. B2 Preferred Shares)	7/6/2021	800,530	808,560	0.1%
Pine Labs PTE Ltd. Ser. C (Ser. C Preferred Shares)	7/6/2021	1,488,830	1,506,958	0.2%
Pine Labs PTE Ltd. Ser. C1 (Ser. C1 Preferred Shares)	7/6/2021	313,575	317,393	0.1%
Pine Labs PTE Ltd. Ser. D (Ser. D Preferred Shares)	7/6/2021	335,574	341,550	0.1%
Total		$35,024,084	$47,692,090	7.1%
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Banks	$98,893,851	14.8%
Semiconductors & Semiconductor Equipment	71,946,593	10.8%
Internet & Direct Marketing Retail	42,042,108	6.3%
Capital Markets	41,371,396	6.2%
Interactive Media & Services	40,289,032	6.0%
Food & Staples Retailing	32,220,654	4.8%
Pharmaceuticals	28,509,007	4.3%
Chemicals	27,376,696	4.1%
Oil, Gas & Consumable Fuels	27,139,996	4.1%
IT Services	24,853,448	3.7%
Technology Hardware, Storage & Peripherals	23,176,060	3.5%
Electronic Equipment, Instruments & Components	22,357,136	3.3%
Food Products	20,677,322	3.1%
Hotels, Restaurants & Leisure	15,534,646	2.3%
Beverages	13,420,681	2.0%
Machinery	12,497,886	1.9%
Electrical Equipment	8,911,593	1.3%
Insurance	8,883,945	1.3%
Containers & Packaging	7,021,805	1.1%
Diversified Telecommunication Services	6,748,818	1.0%
Metals & Mining	6,689,740	1.0%
Paper & Forest Products	6,046,155	0.9%
Automobiles	5,020,356	0.8%
Wireless Telecommunication Services	4,748,623	0.7%
Entertainment	4,699,791	0.7%
Independent Power and Renewable Electricity Producers	3,826,531	0.6%
Thrifts & Mortgage Finance	3,435,779	0.5%
Health Care Providers & Services	3,329,694	0.5%
Industrial Conglomerates	3,210,047	0.5%
Communications Equipment	3,046,022	0.5%
Auto Components	1,817,019	0.3%
Energy Equipment & Services	1,799,626	0.3%
Diversified Financial Services	1,768,899	0.3%
Real Estate Management & Development	1,629,650	0.2%
Short-Term Investments and Other Assets—Net	42,287,647	6.3%
	$667,228,252	100.0%
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
India	$76,343,254	$—	$34,137,774	$110,481,028
Taiwan	—	88,988,135	—	88,988,135
Other Common Stocks#	411,917,126	—	—	411,917,126
Total Common Stocks	488,260,380	88,988,135	34,137,774	611,386,289
Preferred Stocks#	—	—	13,554,316	13,554,316
Short-Term Investments	—	40,631,082	—	40,631,082
Total Investments	$488,260,380	$129,619,217	$47,692,090	$665,571,687

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2023
Investments in Securities:
Common Stocks(1)	$47,469	$—	$4,858	$(8,948)	$—	$(9,241)	$—	$—	$34,138	$(8,948)
Preferred Stocks(1)	17,634	—	—	(4,080)	—	—	—	—	13,554	(4,080)
Total	$65,103	$—	$4,858	$(13,028)	$—	$(9,241)	$—	$—	$47,692	$(13,028)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/28/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$8,497,368	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	5.0x - 15.8x	7.0x	Increase
			Discount Rate	12.0%	12.0%	Decrease
			Expected Volatility	70.0%	70.0%	Decrease
Common Stocks	25,640,406	Market Approach	Transaction Price	INR 2,775	INR 2,775	Increase
Preferred Stocks	13,554,316	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	4.0x - 13.7x	10.1x	Increase
			Discount Rate	12.0%	12.0%	Decrease
			Expected Volatility	70.0%	70.0%	Decrease
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont’d)
(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 98.3%
Aerospace & Defense 4.1%
27,725	Lockheed Martin Corp.	$ 13,148,859
308,425	Raytheon Technologies Corp.	30,253,408
		43,402,267
Banks 8.3%
258,300	Citizens Financial Group, Inc.	10,786,608
139,255	JPMorgan Chase & Co.(a)	19,962,204
192,425	PNC Financial Services Group, Inc.(a)	30,387,756
591,500	Wells Fargo & Co.	27,664,455
		88,801,023
Beverages 3.4%
212,950	Coca-Cola Co.	12,672,655
154,200	Keurig Dr Pepper, Inc.	5,327,610
105,850	PepsiCo, Inc.	18,368,150
		36,368,415
Biotechnology 2.0%
140,400	AbbVie, Inc.	21,607,560
Capital Markets 3.8%
31,500	CME Group, Inc.	5,838,840
55,395	Goldman Sachs Group, Inc.	19,479,652
127,500	Morgan Stanley	12,303,750
185,025	Virtu Financial, Inc. Class A	3,400,759
		41,023,001
Chemicals 2.3%
316,250	Nutrien Ltd.	24,597,925
Construction & Engineering 2.8%
644,675	Ferrovial SA	17,905,972
372,950	MDU Resources Group, Inc.	11,878,458
		29,784,430
Construction Materials 1.5%
233,450	CRH PLC	10,992,877
80,075	HeidelbergCement AG	5,515,358
		16,508,235
Distributors 1.1%
206,725	LKQ Corp.	11,843,275
Diversified Telecommunication Services 1.5%
822,325	TELUS Corp.	16,349,445
Electric Utilities 2.3%
345,475	NextEra Energy, Inc.(a)	24,539,089
Electrical Equipment 4.2%
135,675	Eaton Corp. PLC	23,733,628
Number of Shares		Value
Electrical Equipment – cont'd
250,275	Emerson Electric Co.	$ 20,700,245
		44,433,873
Electronic Equipment, Instruments & Components 0.8%
261,800	Corning, Inc.	8,888,110
Equity Real Estate Investment Trusts 6.3%
38,200	Alexandria Real Estate Equities, Inc.	5,721,596
1,104,650	Brixmor Property Group, Inc.	25,009,276
60,900	Camden Property Trust	6,988,884
143,028	Prologis, Inc.	17,649,655
84,375	Terreno Realty Corp.	5,248,969
217,345	VICI Properties, Inc.	7,287,578
		67,905,958
Food Products 1.9%
313,250	Kellogg Co.	20,655,705
Health Care Equipment & Supplies 1.0%
15,000	Becton, Dickinson & Co.	3,518,250
85,500	Medtronic PLC	7,079,400
		10,597,650
Hotels, Restaurants & Leisure 2.7%
87,398	Darden Restaurants, Inc.	12,497,040
61,850	McDonald's Corp.	16,322,834
		28,819,874
Household Products 0.6%
46,150	Procter & Gamble Co.	6,348,394
Insurance 1.2%
91,425	Progressive Corp.	13,121,316
IT Services 2.0%
194,525	Paychex, Inc.	21,475,560
Machinery 3.0%
55,550	Caterpillar, Inc.	13,307,002
44,050	Deere & Co.	18,467,522
		31,774,524
Metals & Mining 5.7%
514,740	Agnico Eagle Mines Ltd.	23,693,482
418,150	Freeport-McMoRan, Inc.	17,131,606
295,845	Rio Tinto PLC ADR	20,629,272
		61,454,360
Multi-Utilities 6.1%
180,650	Ameren Corp.	14,941,561
1,035,225	CenterPoint Energy, Inc.	28,799,959
66,250	Sempra Energy	9,934,850
136,525	WEC Energy Group, Inc.	12,104,307
		65,780,677
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont’d)
Number of Shares		Value
Oil, Gas & Consumable Fuels 9.9%
284,525	Chesapeake Energy Corp.	$ 22,992,465
116,700	Chevron Corp.	18,761,859
311,298	ConocoPhillips	32,172,648
102,375	Pioneer Natural Resources Co.	20,516,974
381,000	Williams Cos., Inc.	11,468,100
		105,912,046
Pharmaceuticals 10.5%
416,575	AstraZeneca PLC ADR	27,152,358
217,350	Bristol-Myers Squibb Co.	14,988,456
167,175	Johnson & Johnson	25,621,241
329,975	Merck & Co., Inc.	35,056,544
280,475	Roche Holding AG ADR	10,111,124
		112,929,723
Road & Rail 0.7%
36,625	Union Pacific Corp.	7,591,630
Semiconductors & Semiconductor Equipment 4.6%
48,435	Analog Devices, Inc.	8,886,369
30,000	Intel Corp.	747,900
129,615	QUALCOMM, Inc.(a)	16,011,341
140,000	Texas Instruments, Inc.	24,003,000
		49,648,610
Software 1.0%
44,550	Microsoft Corp.	11,111,661
Specialty Retail 1.3%
45,600	Home Depot, Inc.	13,522,224
Number of Shares		Value
Trading Companies & Distributors 1.7%
60,300	Watsco, Inc.	$18,374,013
Total Common Stocks (Cost $800,020,146)		1,055,170,573
Principal Amount
Convertible Bonds 0.7%
Electric Utilities 0.7%
$7,355,000	Alliant Energy Corp., 3.88%, due 3/15/2026(b) (Cost $7,355,000)	7,299,838
Number of Shares

Short-Term Investments 3.2%
Investment Companies 3.2%
34,019,204	State Street Institutional Treasury Money Market Fund Premier Class, 4.42%(c) (Cost $34,019,204)	34,019,204
Total Investments 102.2% (Cost $841,394,350)		1,096,489,615
Liabilities Less Other Assets (2.2)%(d)		(23,180,170)
Net Assets 100.0%		$1,073,309,445

(a)	All or a portion of this security is pledged as collateral for options written.
(b)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2023, these securities amounted to $7,299,838, which represents 0.7% of net assets of the Fund.

(c)	Represents 7-day effective yield as of February 28, 2023.
(d)	Includes the impact of the Fund’s open positions in derivatives at February 28, 2023.
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$915,633,722	85.3%
Canada	64,640,852	6.0%
United Kingdom	27,152,358	2.6%
Australia	20,629,272	1.9%
Spain	17,905,972	1.7%
Ireland	10,992,877	1.0%
Germany	5,515,358	0.5%
Short-Term Investments and Other Liabilities—Net	10,839,034	1.0%
	$1,073,309,445	100.0%
Derivative Instruments
Written option contracts ("options written")
At February 28, 2023, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Machinery
Caterpillar, Inc.	100	$(2,395,500)	$290	4/21/2023	$(1,600)
Trading Companies & Distributors
Watsco, Inc.	100	(3,047,100)	360	3/17/2023	(7,500)(a)(b)
Total calls					$(9,100)
Puts
Beverages
Keurig Dr Pepper, Inc.	1,000	(3,455,000)	34	3/17/2023	(32,500)
Distributors
LKQ Corp.	1,000	(5,729,000)	52.5	4/21/2023	(72,500)
Electrical Equipment
Emerson Electric Co.	400	(3,308,400)	75	3/17/2023	(6,000)
Energy Equipment & Services
Schlumberger Ltd.	1,000	(5,321,000)	47.5	4/21/2023	(99,000)
Food & Staples Retailing
Sysco Corp.	400	(2,982,800)	65	3/17/2023	(2,000)(a)(b)
Health Care Equipment & Supplies
Becton, Dickinson & Co.	152	(3,565,160)	210	3/17/2023	(4,560)(a)(b)
Becton, Dickinson & Co.	250	(5,863,750)	220	3/17/2023	(21,250)
					(25,810)
Metals & Mining
Wheaton Precious Metals Corp.	1,960	(8,163,400)	35	4/21/2023	(49,000)
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Semiconductors & Semiconductor Equipment
Analog Devices, Inc.	200	$(3,669,400)	$150	3/17/2023	$(1,500)(a)(b)
Taiwan Semiconductor Manufacturing Co. Ltd.	400	(3,482,800)	75	3/17/2023	(6,600)
					(8,100)
Total puts					$(294,910)
Total options written (premium received $408,169)					$(304,010)

(a)	Value determined using significant unobservable inputs.
(b)	Security fair valued as of February 28, 2023 in accordance with procedures approved by the valuation designee.
For the six months ended February 28, 2023, the average market value for the months where the Fund had options written outstanding was $(246,882). At February 28, 2023, the Fund had securities pledged in the amount of $31,174,826 to cover collateral requirements for options written.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$1,055,170,573	$—	$—	$1,055,170,573
Convertible Bonds#	—	7,299,838	—	7,299,838
Short-Term Investments	—	34,019,204	—	34,019,204
Total Investments	$1,055,170,573	$41,319,042	$—	$1,096,489,615

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of February 28, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(288,450)	$—	$(15,560)	$(304,010)
Total	$(288,450)	$—	$(15,560)	$(304,010)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases/ Closing of options	Sales/ Writing of options	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2023
Other Financial Instruments
Written Option Contracts(1)	$(15)	$—	$32	$11	$—	$(44)	$—	$—	$(16)	$28
Total	$(15)	$—	$32	$11	$—	$(44)	$—	$—	$(16)	$28
(1) At February 28, 2023, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 94.0%
Aerospace & Defense 2.8%
130,091	Airbus SE	$17,064,805
Automobiles 3.0%
233,284	Mercedes-Benz Group AG	17,925,981
Banks 3.3%
322,500	ICICI Bank Ltd. ADR	6,669,300
284,404	Wells Fargo & Co.	13,301,575
		19,970,875
Beverages 4.0%
24,627	Constellation Brands, Inc. Class A	5,509,060
428,132	Diageo PLC	18,173,591
		23,682,651
Chemicals 1.2%
44,414	Air Liquide SA	7,072,808
Computers 0.2%
90,909	Arctic Wolf Networks, Inc.*#(a)(b)	999,999
Diversified Telecommunication Services 3.3%
882,919	Deutsche Telekom AG	19,830,583
Electric Utilities 2.6%
222,331	NextEra Energy, Inc.	15,792,171
Entertainment 4.7%
78,800	Activision Blizzard, Inc.	6,008,500
60,465	Liberty Media Corp.-Liberty Formula One Class C*	4,103,759
46,551	Netflix, Inc.*	14,995,474
28,477	Walt Disney Co.*	2,836,594
		27,944,327
Health Care Equipment & Supplies 2.0%
253,204	Boston Scientific Corp.*	11,829,691
Health Care Providers & Services 4.5%
32,553	Elevance Health, Inc.	15,289,167
47,588	HCA Healthcare, Inc.	11,585,299
		26,874,466
Insurance 7.1%
104,579	Allstate Corp.	13,467,684
201,227	Progressive Corp.	28,880,099
		42,347,783
Internet & Direct Marketing Retail 6.6%
239,023	Amazon.com, Inc.*	22,523,137
13,800	MercadoLibre, Inc.*	16,836,000
		39,359,137
Number of Shares		Value
IT Services 4.5%
18,836	EPAM Systems, Inc.*	$ 5,794,895
26,509	Snowflake, Inc. Class A*	4,092,460
76,532	Visa, Inc. Class A	16,832,448
		26,719,803
Life Sciences Tools & Services 1.2%
13,069	Thermo Fisher Scientific, Inc.	7,080,261
Multiline Retail 1.9%
79,303	Dollar Tree, Inc.*	11,521,140
Oil, Gas & Consumable Fuels 2.6%
41,427	EOG Resources, Inc.	4,682,080
180,598	Shell PLC ADR	10,974,940
		15,657,020
Personal Products 2.2%
33,666	L'Oreal SA	13,356,754
Pharmaceuticals 0.5%
45,394	AstraZeneca PLC ADR	2,958,781
Road & Rail 8.3%
81,512	Canadian National Railway Co.	9,283,825
131,601	Canadian Pacific Railway Ltd.	9,994,732
540,647	CSX Corp.	16,484,327
423,395	Uber Technologies, Inc.*	14,082,118
		49,845,002
Semiconductors & Semiconductor Equipment 3.6%
24,511	Lam Research Corp.	11,912,591
25,151	NVIDIA Corp.	5,839,056
45,763	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,984,585
		21,736,232
Software 11.0%
25,515	Constellation Software, Inc.	43,871,214
76,554	Lumine Group, Inc.*	783,774
44,490	Microsoft Corp.	11,096,696
115,313	Oracle Corp.	10,078,356
		65,830,040
Specialty Retail 5.1%
81,530	Floor & Decor Holdings, Inc. Class A*	7,485,269
44,003	Ulta Beauty, Inc.*	22,828,757
		30,314,026
Technology Hardware, Storage & Peripherals 0.5%
22,117	Apple, Inc.	3,260,267
Textiles, Apparel & Luxury Goods 3.8%
124,359	Aritzia, Inc.*	3,785,909
See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont’d)
Number of Shares		Value
Textiles, Apparel & Luxury Goods – cont'd
22,654	LVMH Moet Hennessy Louis Vuitton SE	$ 18,905,329
		22,691,238
Wireless Telecommunication Services 3.5%
145,466	T-Mobile U.S., Inc.*	20,682,356

Total Common Stocks (Cost $515,072,728)		562,348,197
Preferred Stocks 0.5%
Internet & Direct Marketing Retail 0.2%
1,000	Fabletics LLC, Ser. G*#(a)(b)	1,000,000
IT Services 0.1%
106,691	Druva, Inc., Ser. 5*#(a)(b)	999,993
Software 0.2%
63,363	Videoamp, Inc., Ser. F1*#(a)(b)	999,995
Total Preferred Stocks (Cost $2,999,995)		2,999,988
Number of Shares		Value

Short-Term Investments 5.4%
Investment Companies 5.4%
32,236,911	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.43%(c) (Cost $32,236,911)	$ 32,236,911
Total Investments 99.9% (Cost $550,309,634)		597,585,096
Other Assets Less Liabilities 0.1%		334,500
Net Assets 100.0%		$597,919,596

*	Non-income producing security.
(a)	Value determined using significant unobservable inputs.
(b)
Security fair valued as of February 28, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at February 28, 2023 amounted to $3,999,987, which represents
0.7% of net assets of the Fund.

(c)	Represents 7-day effective yield as of February 28, 2023.
#
These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At February 28, 2023, these securities amounted to $3,999,987, which represents 0.7% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 2/28/2023	Fair Value Percentage of Net Assets as of 2/28/2023
Arctic Wolf Networks, Inc.	12/31/2021	$999,999	$999,999	0.2%
Druva, Inc. (Ser. 5 Preferred Shares)	4/1/2021	1,000,000	999,993	0.1%
Fabletics LLC (Ser. G Preferred Shares)	1/10/2022	1,000,000	1,000,000	0.2%
Videoamp, Inc. (Ser. F1 Preferred Shares)	1/4/2022	999,995	999,995	0.2%
Total		$3,999,994	$3,999,987	0.7%
See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$343,875,274	57.5%
Canada	67,719,454	11.3%
France	56,399,696	9.4%
Germany	37,756,564	6.3%
United Kingdom	21,132,372	3.5%
Brazil	16,836,000	2.8%
Netherlands	10,974,940	1.9%
India	6,669,300	1.1%
Taiwan	3,984,585	0.7%
Short-Term Investments and Other Assets—Net	32,571,411	5.5%
	$597,919,596	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Computers	$—	$—	$999,999	$999,999
Software	65,046,266	783,774	—	65,830,040
Other Common Stocks#	495,518,158	—	—	495,518,158
Total Common Stocks	560,564,424	783,774	999,999	562,348,197
Preferred Stocks#	—	—	2,999,988	2,999,988
Short-Term Investments	—	32,236,911	—	32,236,911
Total Investments	$560,564,424	$33,020,685	$3,999,987	$597,585,096

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2023
Investments in Securities:
Common Stocks(1)	$1,000	$—	$—	$—	$—	$—	$—	$—	$1,000	$—
Preferred Stocks(1)	3,000	—	—	—	—	—	—	—	3,000	—
Total	$4,000	$—	$—	$—	$—	$—	$—	$—	$4,000	$—
See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont’d)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/28/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$999,999	Market Approach	Enterprise value/ Revenue multiple(c) (EV/Revenue)	8.0x	8.0x	Increase
Preferred Stocks	2,999,988	Market Approach	Enterprise value/ Revenue multiple(c) (EV/Revenue)	3.0x - 8.0x	6.00x	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 98.1%
Air Freight & Logistics 1.0%
1,018,503	Forward Air Corp.	$105,119,695
Auto Components 3.4%
1,575,835	Fox Factory Holding Corp.*	185,160,612
778,049	LCI Industries	87,771,708
1,064,532	XPEL, Inc.*	71,121,383
		344,053,703
Banks 10.4%
1,573,530	Bank of Hawaii Corp.	117,794,456
896,898	BOK Financial Corp.	93,887,283
1,669,198	Community Bank System, Inc.	101,904,538
1,043,596	Cullen/Frost Bankers, Inc.	137,566,825
3,579,170	CVB Financial Corp.	85,649,538
2,126,949	First Financial Bankshares, Inc.	78,016,489
2,615,003	Glacier Bancorp, Inc.	123,898,842
934,130	Lakeland Financial Corp.	66,902,391
1,360,327	Prosperity Bancshares, Inc.	99,970,431
1,087,114	Stock Yards Bancorp, Inc.	63,628,782
2,865,461	United Community Banks, Inc.	94,875,414
		1,064,094,989
Building Products 1.1%
87,954	AAON, Inc.	8,000,296
765,670	CSW Industrials, Inc.	108,388,245
		116,388,541
Capital Markets 2.1%
811,832	Artisan Partners Asset Management, Inc. Class A	26,766,101
494,382	Hamilton Lane, Inc. Class A	38,462,920
724,961	Houlihan Lokey, Inc.	69,378,768
231,303	MarketAxess Holdings, Inc.	78,978,409
		213,586,198
Chemicals 2.0%
562,761	Chase Corp.(a)	55,116,812
2,121,706	Element Solutions, Inc.	43,579,841
528,093	Quaker Chemical Corp.	103,390,048
		202,086,701
Commercial Services & Supplies 2.9%
3,756,217	Driven Brands Holdings, Inc.*	105,080,169
1,986,124	Rollins, Inc.	69,911,565
Number of Shares		Value
Commercial Services & Supplies – cont'd
925,298	Tetra Tech, Inc.	$ 126,664,043
		301,655,777
Communications Equipment 1.0%
3,589,612	NetScout Systems, Inc.*(a)	102,088,565
Construction & Engineering 1.9%
620,156	Valmont Industries, Inc.	196,794,104
Construction Materials 1.4%
993,574	Eagle Materials, Inc.	139,418,304
Containers & Packaging 0.9%
808,285	AptarGroup, Inc.	94,343,025
Distributors 2.2%
626,134	Pool Corp.	223,442,179
Diversified Consumer Services 0.5%
647,160	Bright Horizons Family Solutions, Inc.*	51,022,094
Electronic Equipment, Instruments & Components 2.2%
619,754	Littelfuse, Inc.	160,348,952
203,323	Zebra Technologies Corp. Class A*	61,047,731
		221,396,683
Energy Equipment & Services 1.8%
1,021,702	Cactus, Inc. Class A	46,947,207
2,569,254	Oceaneering Int'l, Inc.*	53,671,716
1,648,229	Tidewater, Inc.*	80,499,504
		181,118,427
Food & Staples Retailing 0.4%
1,485,444	Grocery Outlet Holding Corp.*	40,181,260
Food Products 0.7%
873,979	Simply Good Foods Co.*	33,464,656
2,160,766	Utz Brands, Inc.	35,436,562
		68,901,218
Health Care Equipment & Supplies 5.9%
129,553	Atrion Corp.(a)	73,586,104
2,077,179	Haemonetics Corp.*	161,542,211
738,268	Novanta, Inc.*	115,841,632
471,827	UFP Technologies, Inc.*(a)	55,543,475
608,787	West Pharmaceutical Services, Inc.	193,003,743
		599,517,165
Health Care Providers & Services 1.7%
338,168	Chemed Corp.	176,381,665
Health Care Technology 0.5%
892,831	Certara, Inc.*	16,178,098
See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) (cont’d)
Number of Shares		Value
Health Care Technology – cont'd
939,807	Simulations Plus, Inc.	$ 35,750,258
		51,928,356
Hotels, Restaurants & Leisure 1.1%
1,086,745	Texas Roadhouse, Inc.	110,348,087
Household Products 1.4%
688,423	Church & Dwight Co., Inc.	57,676,079
523,823	WD-40 Co.	90,846,623
		148,522,702
Insurance 1.8%
899,831	AMERISAFE, Inc.	49,076,783
1,204,323	Hagerty, Inc. Class A*	10,814,821
904,541	RLI Corp.	124,745,249
		184,636,853
IT Services 1.0%
593,989	Jack Henry & Associates, Inc.	97,556,753
Leisure Products 0.6%
5,322,997	Hayward Holdings, Inc.*	65,526,093
Life Sciences Tools & Services 3.1%
2,380,600	Abcam PLC ADR*	34,304,446
2,592,873	Bio-Techne Corp.	188,346,294
368,441	ICON PLC *	83,131,343
679,781	Stevanato Group SpA	14,785,237
		320,567,320
Machinery 8.6%
670,849	Esab Corp.	39,345,294
1,308,051	Graco, Inc.	90,961,866
3,569,173	Hillman Solutions Corp.*	31,729,948
579,121	Kadant, Inc.	124,314,114
478,495	Lindsay Corp.	72,008,713
442,481	Nordson Corp.	97,186,527
310,341	Omega Flex, Inc.	36,117,486
842,848	RBC Bearings, Inc.*	193,694,899
468,088	SPX Technologies, Inc.*	32,972,119
1,443,583	Toro Co.	159,429,306
		877,760,272
Marine 1.6%
2,210,919	Kirby Corp.*	160,357,955
Media 3.1%
101,384	Cable One, Inc.	70,016,804
1,047,791	Nexstar Media Group, Inc. Class A	194,784,347
1,262,331	TechTarget, Inc.*	47,627,749
		312,428,900
Number of Shares		Value
Oil, Gas & Consumable Fuels 2.5%
1,496,755	Matador Resources Co.	$ 80,510,451
1,997,193	Sitio Royalties Corp. Class A	46,954,007
12,867,036	Southwestern Energy Co.*	68,195,291
35,525	Texas Pacific Land Corp.	63,241,250
		258,900,999
Professional Services 3.7%
317,214	CRA International, Inc.	39,483,627
1,798,045	Exponent, Inc.	185,018,830
860,467	FTI Consulting, Inc.*	158,076,393
		382,578,850
Real Estate Management & Development 1.5%
1,104,617	FirstService Corp.	151,586,591
Semiconductors & Semiconductor Equipment 6.7%
654,979	Advanced Energy Industries, Inc.	60,965,446
1,744,192	FormFactor, Inc.*	52,500,179
3,272,356	Lattice Semiconductor Corp.*	278,019,366
1,076,514	MKS Instruments, Inc.	104,346,502
2,254,325	Power Integrations, Inc.	185,418,231
		681,249,724
Software 11.3%
2,028,709	American Software, Inc. Class A(a)	27,468,720
620,836	Aspen Technology, Inc.*	131,623,440
938,920	CommVault Systems, Inc.*	55,283,610
305,854	Fair Isaac Corp.*	207,182,441
1,366,868	Manhattan Associates, Inc.*	196,487,275
1,875,664	Model N, Inc.*	62,272,045
1,321,472	Qualys, Inc.*	156,131,917
1,287,513	SPS Commerce, Inc.*	193,950,958
256,705	Tyler Technologies, Inc.*	82,466,481
2,617,283	Vertex, Inc. Class A*(a)	40,777,269
		1,153,644,156
Specialty Retail 3.6%
821,757	Asbury Automotive Group, Inc.*	186,621,015
1,041,701	Floor & Decor Holdings, Inc. Class A*	95,638,569
374,752	Tractor Supply Co.	87,414,651
		369,674,235
Trading Companies & Distributors 2.5%
1,580,212	Richelieu Hardware Ltd.	47,595,986
436,944	SiteOne Landscape Supply, Inc.*	64,816,273
See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) (cont’d)
Number of Shares		Value
Trading Companies & Distributors – cont'd
483,695	Transcat, Inc.*(a)	$ 43,527,713
323,023	Watsco, Inc.	98,428,338
		254,368,310
Total Common Stocks (Cost $5,482,838,222)		10,023,226,449

Short-Term Investments 2.0%
Investment Companies 2.0%
5,724,570	State Street Institutional Treasury Money Market Fund Premier Class, 4.42%(b)	5,724,570
Number of Shares		Value
Investment Companies – cont'd
200,865,191	State Street Institutional Treasury Plus Money Market Fund Premier Class, 4.47%(b)	$ 200,865,191
Total Short-Term Investments (Cost $206,589,761)		206,589,761
Total Investments 100.1% (Cost $5,689,427,983)		10,229,816,210
Liabilities Less Other Assets (0.1)%		(13,699,037)
Net Assets 100.0%		$10,216,117,173

*	Non-income producing security.
(a)	Affiliated company (see Note F of the Notes to Financial Statements).
(b)	Represents 7-day effective yield as of February 28, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$10,023,226,449	$—	$—	$10,023,226,449
Short-Term Investments	—	206,589,761	—	206,589,761
Total Investments	$10,023,226,449	$206,589,761	$—	$10,229,816,210

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 97.7%
Australia 3.6%
40,267	Charter Hall Retail REIT	$ 108,112
73,782	Region RE Ltd.	126,602
		234,714
Canada 3.8%
2,761	Canadian Apartment Properties REIT	99,999
9,388	RioCan REIT	148,681
		248,680
France 2.8%
663	ARGAN SA	58,975
1,065	Gecina SA	122,896
		181,871
Germany 0.6%
1,573	Vonovia SE	39,681
Hong Kong 5.8%
25,500	CK Asset Holdings Ltd.	159,834
7,900	Link REIT	51,933
11,769	Sun Hung Kai Properties Ltd.	160,730
		372,497
Japan 11.1%
119	LaSalle Logiport REIT	135,383
10,400	Mitsubishi Estate Co. Ltd.	129,508
9,700	Mitsui Fudosan Co. Ltd.	184,874
42	Mitsui Fudosan Logistics Park, Inc.	140,046
5,700	Nomura Real Estate Holdings, Inc.	127,058
		716,869
Singapore 4.0%
55,400	Mapletree Pan Asia Commercial Trust	70,665
36,800	UOL Group Ltd.	186,394
		257,059
Spain 2.2%
3,821	Cellnex Telecom SA(a)	143,715
United Kingdom 8.9%
16,610	Great Portland Estates PLC	113,482
9,176	Land Securities Group PLC	75,915
9,856	Safestore Holdings PLC	120,094
15,251	Segro PLC	151,050
10,092	UNITE Group PLC	119,328
		579,869
United States 54.9%
1,906	American Homes 4 Rent Class A	59,124
1,527	American Tower Corp.	302,361
2,704	Apartment Income REIT Corp.	102,211
Number of Shares		Value
United States – cont'd
660	Boston Properties, Inc.	$ 43,217
1,686	Crown Castle, Inc.	220,444
1,239	Digital Realty Trust, Inc.	129,141
102	Equinix, Inc.	70,204
1,143	Equity LifeStyle Properties, Inc.	78,307
1,489	Equity Residential	93,092
537	Essex Property Trust, Inc.	122,468
663	Extra Space Storage, Inc.	109,163
2,977	Healthpeak Properties, Inc.	71,627
2,977	Invitation Homes, Inc.	93,061
2,153	Iron Mountain, Inc.	113,571
6,153	Kimco Realty Corp.	126,813
284	Life Storage, Inc.	34,228
4,055	Medical Properties Trust, Inc.	41,766
2,884	Prologis, Inc.	355,886
919	Public Storage	274,735
2,936	Realty Income Corp.	187,757
2,229	Retail Opportunity Investments Corp.	31,719
836	Rexford Industrial Realty, Inc.	50,545
365	SBA Communications Corp.	94,663
872	Simon Property Group, Inc.	106,462
971	Spirit Realty Capital, Inc.	39,986
714	Sun Communities, Inc.	102,202
1,501	UDR, Inc.	64,303
2,185	Ventas, Inc.	106,300
3,015	VICI Properties, Inc.	101,093
2,236	Welltower, Inc.	165,732
2,028	Weyerhaeuser Co.	63,375
		3,555,556

Total Common Stocks (Cost $6,631,816)		6,330,511
Rights 0.0%(b)
Hong Kong 0.0%(b)
800	Link REIT Expires 3/21/2023(c) (Cost $—)	754

Short-Term Investments 2.1%
Investment Companies 2.1%
134,972	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.43%(d) (Cost $134,972)	134,972
Total Investments 99.8% (Cost $6,766,788)		6,466,237
Other Assets Less Liabilities 0.2%		15,148
Net Assets 100.0%		$6,481,385

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (Unaudited) (cont’d)
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2023 amounted to $143,715, which represents 2.2% of net assets of the
Fund.

(b)	Represents less than 0.05% of net assets of the Fund.
(c)
Security fair valued as of February 28, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at February 28, 2023 amounted to $754, which represents 0.0%
of net assets of the Fund.

(d)	Represents 7-day effective yield as of February 28, 2023.

POSITIONS BY SECTOR
Sector	Investments at Value	Percentage of Net Assets
Specialty REITs	$2,196,502	33.9%
Industrial & Office REITs	1,036,097	16.0%
Retail REITs	999,484	15.4%
Real Estate Holding & Development	988,079	15.2%
Residential REITs	934,095	14.4%
Hotel & Lodging REITs	101,093	1.6%
Diversified REITs	75,915	1.2%
Short-Term Investments and Other Assets-Net	150,120	2.3%
Total	$6,481,385	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$6,330,511	$—	$—	$6,330,511
Rights#	—	754	—	754
Short-Term Investments	—	134,972	—	134,972
Total Investments	$6,330,511	$135,726	$—	$6,466,237

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 98.3%
Air Freight & Logistics 5.2%
19,037	Milkyway Chemical Supply Chain Service Co. Ltd. Class A	$ 357,757
43,252	ZTO Express Cayman, Inc. ADR	1,040,643
		1,398,400
Banks 4.2%
211,000	China Merchants Bank Co. Ltd. H Shares	1,142,444
Beverages 4.6%
170,000	China Resources Beer Holdings Co. Ltd.	1,255,064
Biotechnology 3.7%
196,666	Akeso, Inc. Class B*(a)	1,002,196
Chemicals 19.7%
190,200	Jiangsu Eastern Shenghong Co. Ltd. Class A	425,657
593,143	Satellite Chemical Co. Ltd. Class A	1,488,114
106,000	Shandong Hualu Hengsheng Chemical Co. Ltd. Class A	551,889
112,500	Wanhua Chemical Group Co. Ltd. Class A	1,690,240
63,300	Yunnan Energy New Material Co. Ltd. Class A	1,146,249
		5,302,149
Construction Materials 1.9%
574,000	China National Building Material Co. Ltd. H Shares	508,230
Electrical Equipment 2.2%
130,600	JL Mag Rare-Earth Co. Ltd. Class A	605,818
Electronic Equipment, Instruments & Components 5.5%
287,912	Luxshare Precision Industry Co. Ltd. Class A	1,242,194
63,017	Shenzhen Sunlord Electronics Co. Ltd. Class A	231,567
		1,473,761
Food Products 6.1%
374,000	Inner Mongolia Yili Industrial Group Co. Ltd. Class A	1,641,646
Hotels, Restaurants & Leisure 2.0%
11,309	H World Group Ltd. ADR	535,707
0	Trip.com Group Ltd.*	—
		535,707
Household Durables 11.5%
454,000	Haier Smart Home Co. Ltd. H Shares	1,605,027
Number of Shares		Value
Household Durables – cont'd
432,400	Man Wah Holdings Ltd.	$ 441,798
140,013	Midea Group Co. Ltd. Class A	1,058,461
		3,105,286
Insurance 4.4%
445,000	China Pacific Insurance Group Co. Ltd. H Shares	1,179,198
Interactive Media & Services 3.8%
23,200	Tencent Holdings Ltd.	1,015,558
Internet & Direct Marketing Retail 7.1%
95,000	Alibaba Group Holding Ltd.*	1,046,895
28,009	JD.com, Inc. Class A	619,813
14,000	Meituan Class B*(a)	242,745
		1,909,453
Machinery 4.7%
24,500	Jiangsu Hengli Hydraulic Co. Ltd. Class A	243,397
46,000	Shenzhen Inovance Technology Co. Ltd. Class A	485,892
553,050	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	534,768
		1,264,057
Marine 0.8%
106,000	SITC International Holdings Co. Ltd.	221,469
Pharmaceuticals 2.9%
742,000	CSPC Pharmaceutical Group Ltd.	796,884
Real Estate Management & Development 3.7%
224,000	China Resources Land Ltd.	993,095
Semiconductors & Semiconductor Equipment 2.1%
56,268	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	556,242
Specialty Retail 1.2%
404,000	China Yongda Automobiles Services Holdings Ltd.	311,902
Textiles, Apparel & Luxury Goods 1.0%
33,000	Li Ning Co. Ltd.	280,627
Total Investments 98.3% (Cost $31,249,463)		26,499,186
Other Assets Less Liabilities 1.7%		449,730
Net Assets 100.0%		$26,948,916

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ (Unaudited) (cont’d)
*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2023 amounted to $1,244,941, which represents 4.6% of net assets of the
Fund.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$26,499,186	$—	$—	$26,499,186
Total Investments	$26,499,186	$—	$—	$26,499,186

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 97.0%
Austria 1.5%
258,074	BAWAG Group AG*(a)	$16,091,273
Belgium 0.7%
275,694	Azelis Group NV	6,986,771
Canada 2.8%
683,617	Cenovus Energy, Inc.	12,605,897
521,850	Softchoice Corp.(b)	6,371,580
144,850	Toronto-Dominion Bank(b)	9,644,282
		28,621,759
China 0.6%
578,100	Shenzhou International Group Holdings Ltd.	6,311,714
Finland 1.3%
1,065,926	Nordea Bank Abp	13,506,345
France 8.9%
103,876	Air Liquide SA	16,541,968
674,526	Bureau Veritas SA	19,305,846
443,145	Exclusive Networks SA(b)	9,374,286
14,067	Kering SA	8,257,657
74,630	Pernod-Ricard SA	15,605,672
52,229	Teleperformance	13,589,678
164,761	TotalEnergies SE	10,206,856
		92,881,963
Germany 9.5%
56,594	adidas AG	8,479,690
43,783	Beiersdorf AG	5,232,947
201,226	Brenntag SE	15,196,538
77,495	Deutsche Boerse AG	13,524,461
367,114	Deutsche Telekom AG	8,245,473
185,181	HelloFresh SE*	4,166,067
32,530	MTU Aero Engines AG	7,861,992
355,528	QIAGEN NV*	16,336,512
89,668	SAP SE ADR	10,206,012
149,189	Stabilus SE	10,099,018
		99,348,710
Hong Kong 3.7%
1,356,600	AIA Group Ltd.	14,387,972
974,088	Prudential PLC	14,874,497
958,300	Techtronic Industries Co. Ltd.	9,528,794
		38,791,263
Ireland 5.0%
1,291,862	Bank of Ireland Group PLC	14,251,572
316,076	CRH PLC	14,856,001
140,866	Kerry Group PLC Class A	13,501,829
Number of Shares		Value
Ireland – cont'd
266,258	Smurfit Kappa Group PLC	$ 9,960,934
		52,570,336
Italy 1.0%
1,236,843	Nexi SpA*(a)	10,010,411
Japan 15.6%
49,900	Disco Corp.	15,649,297
138,400	Ebara Corp.	5,885,469
105,400	Fujitsu Ltd.	13,562,543
261,000	Hitachi Ltd.	13,207,668
342,500	KDDI Corp.	10,026,844
330,400	Koito Manufacturing Co. Ltd.	5,549,739
308,700	Otsuka Corp.	10,406,764
799,100	SCSK Corp.	11,591,366
24,175	SMC Corp.	12,269,050
277,700	Sony Group Corp.	23,312,482
717,100	TechnoPro Holdings, Inc.	18,223,099
382,600	Terumo Corp.	10,287,530
37,800	Tokyo Electron Ltd.	12,967,853
		162,939,704
Netherlands 6.3%
12,480	ASML Holding NV	7,708,853
202,239	Heineken NV	20,642,133
80,002	Koninklijke DSM NV	9,874,931
898,848	Shell PLC	27,315,991
		65,541,908
Singapore 1.3%
536,907	DBS Group Holdings Ltd.	13,605,334
Spain 1.0%
1,477,401	Bankinter SA(b)	10,394,724
Sweden 0.8%
85,956	Autoliv, Inc.	7,957,806
Switzerland 9.0%
189,664	Julius Baer Group Ltd.	12,557,676
13,061	Lonza Group AG	7,776,831
295,034	Novartis AG	24,834,417
86,190	Roche Holding AG	24,872,795
473,134	SIG Group AG*	11,443,428
574,958	UBS Group AG	12,483,826
		93,968,973
United Kingdom 19.0%
194,885	AstraZeneca PLC	25,504,611
1,211,226	BAE Systems PLC	13,083,168
488,584	Bunzl PLC	17,419,225
653,237	Compass Group PLC	15,086,323
93,394	DCC PLC	5,192,306
170,633	Diageo PLC	7,243,127
See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont’d)
Number of Shares		Value
United Kingdom – cont'd
415,678	Experian PLC	$ 14,024,949
22,200,503	Lloyds Banking Group PLC	14,051,577
220,823	London Stock Exchange Group PLC	19,740,648
4,650,797	Petershill Partners PLC(a)	9,353,519
727,893	RELX PLC	21,914,915
427,100	RS Group PLC	5,021,781
240,539	Savills PLC	2,902,003
865,586	Smith & Nephew PLC	12,348,276
294,665	Unilever PLC	14,710,685
		197,597,113
United States 9.0%
68,567	Aon PLC Class A	20,847,796
63,587	ICON PLC *	14,347,135
219,161	Nestle SA	24,683,972
348,238	Schlumberger Ltd.	18,529,744
92,545	Schneider Electric SE	14,890,238
		93,298,885
Total Common Stocks (Cost $978,158,008)		1,010,424,992

Number of Shares		Value

Short-Term Investments 4.0%
Investment Companies 4.0%
25,989,182	State Street Institutional Treasury Money Market Fund Premier Class, 4.42%(c)	$25,989,182
16,042,834	State Street Navigator Securities Lending Government Money Market Portfolio, 4.59%(c)(d)	16,042,834
Total Short-Term Investments (Cost $42,032,016)		42,032,016
Total Investments 101.0% (Cost $1,020,190,024)		1,052,457,008
Liabilities Less Other Assets (1.0)%		(10,271,104)
Net Assets 100.0%		$1,042,185,904

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2023 amounted to $35,455,203, which represents 3.4% of net assets of the
Fund.

(b)
All or a portion of this security is on loan at February 28, 2023. Total value of all such securities at
February 28, 2023 amounted to $18,943,004, collateralized by cash collateral of $16,042,834 and non-cash
(U.S. Treasury Securities) collateral of $3,807,167 for the Fund (see Note A of the Notes to Financial
Statements).

(c)	Represents 7-day effective yield as of February 28, 2023.
(d)	Represents investment of cash collateral received from securities lending.

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Banks	$91,545,107	8.8%
Professional Services	87,058,487	8.3%
Pharmaceuticals	75,211,823	7.2%
Capital Markets	67,660,130	6.5%
IT Services	54,945,370	5.3%
Oil, Gas & Consumable Fuels	50,128,744	4.8%
Insurance	50,110,265	4.8%
See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont’d)
POSITIONS BY INDUSTRY (cont’d)
Industry	Investments at Value	Percentage of Net Assets
Trading Companies & Distributors	$44,624,315	4.3%
Beverages	43,490,932	4.2%
Life Sciences Tools & Services	38,460,478	3.7%
Food Products	38,185,801	3.7%
Machinery	37,782,331	3.6%
Semiconductors & Semiconductor Equipment	36,326,003	3.5%
Chemicals	26,416,899	2.5%
Household Durables	23,312,482	2.2%
Textiles, Apparel & Luxury Goods	23,049,061	2.2%
Health Care Equipment & Supplies	22,635,806	2.2%
Containers & Packaging	21,404,362	2.1%
Aerospace & Defense	20,945,160	2.0%
Personal Products	19,943,632	1.9%
Energy Equipment & Services	18,529,744	1.8%
Industrial Conglomerates	18,399,974	1.8%
Hotels, Restaurants & Leisure	15,086,323	1.4%
Electrical Equipment	14,890,238	1.4%
Construction Materials	14,856,001	1.4%
Auto Components	13,507,545	1.3%
Software	10,206,012	1.0%
Wireless Telecommunication Services	10,026,844	1.0%
Diversified Telecommunication Services	8,245,473	0.8%
Electronic Equipment, Instruments & Components	6,371,580	0.6%
Food & Staples Retailing	4,166,067	0.4%
Real Estate Management & Development	2,902,003	0.3%
Short-Term Investments and Other Liabilities—Net	31,760,912	3.0%
	$1,042,185,904	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$1,010,424,992	$—	$—	$1,010,424,992
Short-Term Investments	—	42,032,016	—	42,032,016
Total Investments	$1,010,424,992	$42,032,016	$—	$1,052,457,008

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 97.6%
Austria 1.6%
36,189	BAWAG Group AG*(a)	$2,256,435
Canada 2.4%
94,330	Cenovus Energy, Inc.	1,739,445
25,235	Toronto-Dominion Bank(b)	1,680,176
		3,419,621
China 0.8%
106,600	Shenzhou International Group Holdings Ltd.	1,163,862
Finland 1.3%
147,389	Nordea Bank Abp	1,867,566
France 8.3%
14,392	Air Liquide SA	2,291,887
93,455	Bureau Veritas SA	2,674,808
1,972	Kering SA	1,157,610
10,460	Pernod-Ricard SA	2,187,262
8,062	Teleperformance	2,097,685
22,850	TotalEnergies SE	1,415,545
		11,824,797
Germany 9.3%
7,932	adidas AG	1,188,481
6,064	Beiersdorf AG	724,770
35,597	Brenntag SE	2,688,277
13,036	Deutsche Boerse AG	2,275,048
50,863	Deutsche Telekom AG	1,142,396
26,036	HelloFresh SE*	585,739
4,505	MTU Aero Engines AG	1,088,788
48,436	QIAGEN NV*	2,225,634
12,423	SAP SE ADR	1,413,986
		13,333,119
Hong Kong 4.2%
228,300	AIA Group Ltd.	2,421,328
144,992	Prudential PLC	2,214,054
132,600	Techtronic Industries Co. Ltd.	1,318,500
		5,953,882
Ireland 5.0%
178,999	Bank of Ireland Group PLC	1,974,682
43,061	CRH PLC	2,023,925
19,675	Kerry Group PLC Class A	1,885,824
36,274	Smurfit Kappa Group PLC	1,357,041
		7,241,472
Italy 0.9%
166,839	Nexi SpA*(a)	1,350,314
Japan 16.0%
7,000	Disco Corp.(b)	2,195,292
Number of Shares		Value
Japan – cont'd
14,800	Fujitsu Ltd.	$ 1,904,418
36,200	Hitachi Ltd.	1,831,868
47,500	KDDI Corp.	1,390,584
48,000	Koito Manufacturing Co. Ltd.	806,258
43,000	Otsuka Corp.	1,449,598
110,400	SCSK Corp.	1,601,410
4,100	SMC Corp.	2,080,790
42,900	Sony Group Corp.	3,601,388
101,700	TechnoPro Holdings, Inc.	2,584,422
62,600	Terumo Corp.	1,683,219
5,300	Tokyo Electron Ltd.	1,818,244
		22,947,491
Netherlands 6.3%
1,727	ASML Holding NV	1,066,762
28,246	Heineken NV	2,883,013
11,015	Koninklijke DSM NV	1,359,621
124,400	Shell PLC	3,780,516
		9,089,912
Singapore 1.5%
82,872	DBS Group Holdings Ltd.	2,099,993
Spain 1.0%
204,379	Bankinter SA(b)	1,437,973
Sweden 0.8%
11,993	Autoliv, Inc.	1,110,312
Switzerland 9.6%
29,879	Julius Baer Group Ltd.	1,978,292
1,823	Lonza Group AG	1,085,458
42,566	Novartis AG	3,582,983
12,217	Roche Holding AG	3,525,594
65,940	SIG Group AG*	1,594,854
92,163	UBS Group AG	2,001,097
		13,768,278
United Kingdom 19.1%
27,214	AstraZeneca PLC	3,561,498
165,014	BAE Systems PLC	1,782,414
71,554	Bunzl PLC	2,551,077
91,311	Compass Group PLC	2,108,801
12,937	DCC PLC	719,242
23,704	Diageo PLC	1,006,201
58,103	Experian PLC	1,960,391
3,602,586	Lloyds Banking Group PLC	2,280,219
30,841	London Stock Exchange Group PLC	2,757,056
534,973	Petershill Partners PLC(a)	1,075,919
100,848	RELX PLC	3,036,264
59,162	RS Group PLC	695,618
121,031	Smith & Nephew PLC	1,726,604
See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) (cont’d)
Number of Shares		Value
United Kingdom – cont'd
40,817	Unilever PLC	$ 2,037,724
		27,299,028
United States 9.5%
9,559	Aon PLC Class A	2,906,414
8,913	ICON PLC *	2,011,040
30,354	Nestle SA	3,418,753
56,945	Schlumberger Ltd.	3,030,043
13,899	Schneider Electric SE	2,236,311
		13,602,561
Total Common Stocks (Cost $136,335,411)		139,766,616

Short-Term Investments 3.8%
Investment Companies 3.8%
2,945,814	State Street Institutional Treasury Money Market Fund Premier Class, 4.42%(c)	2,945,814
Number of Shares		Value
Investment Companies – cont'd
2,459,156	State Street Navigator Securities Lending Government Money Market Portfolio, 4.59%(c)(d)	$ 2,459,156
Total Short-Term Investments (Cost $5,404,970)		5,404,970
Total Investments 101.4% (Cost $141,740,381)		145,171,586
Liabilities Less Other Assets (1.4)%		(1,998,774)
Net Assets 100.0%		$143,172,812

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2023 amounted to $4,682,668, which represents 3.3% of net assets of the
Fund.

(b)
All or a portion of this security is on loan at February 28, 2023. Total value of all such securities at
February 28, 2023 amounted to $2,573,803, collateralized by cash collateral of $2,459,156 and non-cash
(U.S. Treasury Securities) collateral of $231,280 for the Fund (see Note A of the Notes to Financial
Statements).

(c)	Represents 7-day effective yield as of February 28, 2023.
(d)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Banks	$13,597,044	9.5%
Professional Services	12,353,570	8.6%
Pharmaceuticals	10,670,075	7.5%
Capital Markets	10,087,412	7.0%
Insurance	7,541,796	5.3%
Oil, Gas & Consumable Fuels	6,935,506	4.8%
IT Services	6,305,740	4.4%
Beverages	6,076,476	4.2%
Trading Companies & Distributors	5,934,972	4.1%
Life Sciences Tools & Services	5,322,132	3.7%
Food Products	5,304,577	3.7%
Semiconductors & Semiconductor Equipment	5,080,298	3.5%
Chemicals	3,651,508	2.6%
Household Durables	3,601,388	2.5%
Textiles, Apparel & Luxury Goods	3,509,953	2.5%
Health Care Equipment & Supplies	3,409,823	2.4%
Machinery	3,399,290	2.4%
Energy Equipment & Services	3,030,043	2.1%
Containers & Packaging	2,951,895	2.1%
Aerospace & Defense	2,871,202	2.0%
Personal Products	2,762,494	1.9%
Industrial Conglomerates	2,551,110	1.8%
Electrical Equipment	2,236,311	1.6%
Hotels, Restaurants & Leisure	2,108,801	1.5%
Construction Materials	2,023,925	1.4%
Auto Components	1,916,570	1.3%
Software	1,413,986	1.0%
Wireless Telecommunication Services	1,390,584	1.0%
Diversified Telecommunication Services	1,142,396	0.8%
Food & Staples Retailing	585,739	0.4%
Short-Term Investments and Other Liabilities—Net	3,406,196	2.4%
	$143,172,812	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$139,766,616	$—	$—	$139,766,616
Short-Term Investments	—	5,404,970	—	5,404,970
Total Investments	$139,766,616	$5,404,970	$—	$145,171,586

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 90.6%
Australia 4.8%
1,473	ARB Corp. Ltd.	$ 31,688
2,170	Corporate Travel Management Ltd.	26,108
4,132	Elders Ltd.	25,914
8,101	Hansen Technologies Ltd.	25,348
12,738	Steadfast Group Ltd.	49,971
		159,029
Belgium 1.8%
384	Bekaert NV	16,986
866	Shurgard Self Storage Ltd.	42,409
		59,395
Bermuda 1.1%
1,005	Bank of NT Butterfield & Son Ltd.	36,331
Brazil 0.7%
1,508	ERO Copper Corp.*	23,651
Canada 2.7%
381	Colliers International Group, Inc.	44,192
316	Descartes Systems Group, Inc.*	23,307
1,903	Softchoice Corp.(a)	23,235
		90,734
Denmark 1.2%
198	Chemometec A/S*	12,864
348	Schouw & Co. A/S	27,694
		40,558
Finland 1.4%
2,445	Kemira OYJ	46,885
France 10.0%
2,271	Coface SA	33,533
1,640	Exclusive Networks SA(a)	34,693
750	Interparfums SA	49,976
1,083	Lectra	40,436
1,713	Lhyfe SAS*	14,352
1,343	Lumibird*	23,807
1,217	Rubis SCA	33,674
255	Sopra Steria Group	50,463
1,184	Tikehau Capital SCA	32,748
62	Virbac SA	18,558
		332,240
Germany 2.6%
351	Dermapharm Holding SE	14,293
1,021	Jenoptik AG	35,508
514	Stabilus SE	34,794
		84,595
Ireland 0.8%
8,008	Uniphar PLC	27,782
Number of Shares		Value
Italy 3.7%
4,126	BFF Bank SpA(b)	$ 40,978
1,119	Carel Industries SpA(b)	31,246
4,545	GVS SpA*(b)	23,546
1,910	Intercos SpA*(a)	28,061
		123,831
Japan 26.9%
1,450	Aeon Delight Co. Ltd.(a)	31,640
1,700	Amano Corp.	31,427
1,000	Ariake Japan Co. Ltd.	35,033
800	As One Corp.	33,374
1,200	Azbil Corp.	31,200
2,600	Casio Computer Co. Ltd.(a)	25,493
1,900	Daiei Kankyo Co. Ltd.*(a)	25,342
1,400	Idec Corp.	33,572
1,600	Konishi Co. Ltd.	21,846
900	Nagaileben Co. Ltd.	12,969
1,400	Nakanishi, Inc.	28,986
1,800	Nichias Corp.	35,523
3,900	Nihon Parkerizing Co. Ltd.	29,159
1,500	Nippon Kanzai Co. Ltd.	28,534
1,900	Nohmi Bosai Ltd.	23,011
1,100	NS Solutions Corp.	28,680
7,700	Prestige International, Inc.	35,855
1,600	Relo Group, Inc.	25,547
700	Riken Keiki Co. Ltd.	25,860
1,200	Roland Corp.*	34,549
2,100	Shinnihonseiyaku Co. Ltd.*	21,979
1,000	SHO-BOND Holdings Co. Ltd.(a)	39,440
1,100	Shoei Co. Ltd.	43,627
1,900	Simplex Holdings, Inc.*(a)	31,831
3,500	Sun Frontier Fudousan Co. Ltd.	31,773
1,700	T Hasegawa Co. Ltd.(a)	36,646
1,400	TechnoPro Holdings, Inc.	35,577
300	Ulvac, Inc.	11,501
3,700	YAMABIKO Corp.	34,322
1,900	Yellow Hat Ltd.	24,825
		889,121
Korea 0.9%
446	Innocean Worldwide, Inc.	14,358
1,692	NICE Information Service Co. Ltd.*	16,597
		30,955
Netherlands 1.9%
988	Corbion NV	37,160
1,947	Fugro NV*	24,527
		61,687
Norway 2.9%
7,392	Aker Horizons ASA*	8,360
6,443	Aker Solutions ASA	27,361
2,433	Borregaard ASA	41,281
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont’d)
Number of Shares		Value
Norway – cont'd
8,572	Elopak ASA	$ 19,067
		96,069
Singapore 1.0%
4,300	Haw Par Corp. Ltd.	32,112
Spain 3.0%
4,254	Applus Services SA	29,876
717	Befesa SA(b)	37,509
25,176	Unicaja Banco SA(b)	32,221
		99,606
Sweden 4.3%
964	Biotage AB	13,970
705	Cellavision AB	13,503
15,562	Cloetta AB B Shares	33,271
3,371	Sweco AB Class B	39,610
1,095	Thule Group AB(a)(b)	24,394
745	Xvivo Perfusion AB*	16,262
		141,010
Switzerland 10.1%
884	Accelleron Industries AG*	21,775
83	Belimo Holding AG	43,005
141	Bossard Holding AG Class A	38,923
50	Burckhardt Compression Holding AG	30,419
27	Inficon Holding AG	27,921
9	Interroll Holding AG	27,950
124	Kardex Holding AG	22,987
129	Komax Holding AG	40,199
152	Medacta Group SA(b)	16,526
143	Medartis Holding AG*(b)	10,765
49	Tecan Group AG	19,811
449	VZ Holding AG	35,087
		335,368
Number of Shares		Value
Taiwan 0.5%
4,000	Bioteque Corp.	$15,125
United Arab Emirates 0.4%
3,335	Network International Holdings PLC*(b)	11,417
United Kingdom 7.9%
2,287	Big Yellow Group PLC	33,396
49,743	Coats Group PLC	43,798
1,317	Diploma PLC	44,071
351	Games Workshop Group PLC	39,033
416	Genus PLC	14,821
5,934	OSB Group PLC	39,757
5,932	Restore PLC	22,619
1,107	Victrex PLC	23,342
		260,837
Total Common Stocks (Cost $2,998,858)		2,998,338

Short-Term Investments 7.6%
Investment Companies 7.6%
220,306	State Street Institutional Treasury Money Market Fund Premier Class, 4.42%(c)	220,306
29,870	State Street Navigator Securities Lending Government Money Market Portfolio, 4.59%(c)(d)	29,870
Total Short-Term Investments (Cost $250,176)		250,176
Total Investments 98.2% (Cost $3,249,034)		3,248,514
Other Assets Less Liabilities 1.8%		60,263
Net Assets 100.0%		$3,308,777

*	Non-income producing security.
(a)
All or a portion of this security is on loan at February 28, 2023. Total value of all such securities at
February 28, 2023 amounted to $252,119, collateralized by cash collateral of $29,870 and non-cash
(U.S. Treasury Securities) collateral of $237,903 for the Fund  (see Note A of the Notes to Financial
Statements).

(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2023 amounted to $228,602, which represents 6.9% of net assets of the
Fund.

(c)	Represents 7-day effective yield as of February 28, 2023.
(d)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Chemicals	$236,319	7.1%
Electronic Equipment, Instruments & Components	221,969	6.7%
Machinery	214,217	6.5%
Commercial Services & Supplies	189,859	5.7%
IT Services	157,084	4.7%
Real Estate Management & Development	143,921	4.4%
Food Products	121,912	3.7%
Health Care Equipment & Supplies	114,136	3.5%
Building Products	109,774	3.3%
Construction & Engineering	103,577	3.1%
Personal Products	100,016	3.0%
Leisure Products	97,976	3.0%
Software	89,091	2.7%
Insurance	83,504	2.5%
Trading Companies & Distributors	82,994	2.5%
Professional Services	82,050	2.5%
Auto Components	75,315	2.3%
Banks	68,552	2.1%
Capital Markets	67,835	2.1%
Pharmaceuticals	64,963	2.0%
Health Care Providers & Services	61,156	1.9%
Electrical Equipment	55,347	1.7%
Life Sciences Tools & Services	46,645	1.4%
Textiles, Apparel & Luxury Goods	43,798	1.3%
Diversified Financial Services	40,978	1.2%
Metals & Mining	40,637	1.2%
Thrifts & Mortgage Finance	39,757	1.2%
Gas Utilities	33,674	1.0%
Equity Real Estate Investment Trusts	33,396	1.0%
Energy Equipment & Services	27,361	0.8%
Hotels, Restaurants & Leisure	26,108	0.8%
Household Durables	25,493	0.8%
Specialty Retail	24,825	0.8%
Containers & Packaging	19,067	0.6%
Biotechnology	14,821	0.4%
Media	14,358	0.4%
Oil, Gas & Consumable Fuels	14,352	0.4%
Semiconductors & Semiconductor Equipment	11,501	0.3%
Short-Term Investments and Other Assets—Net	310,439	9.4%
	$3,308,777	100.0%
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Taiwan	$—	$15,125	$—	$15,125
Other Common Stocks#	2,983,213	—	—	2,983,213
Total Common Stocks	2,983,213	15,125	—	2,998,338
Short-Term Investments	—	250,176	—	250,176
Total Investments	$2,983,213	$265,301	$—	$3,248,514

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 94.1%
Aerospace & Defense 0.6%
162,646	Mercury Systems, Inc.*	$8,512,892
Banks 6.0%
294,051	Banc of California, Inc.	5,160,595
565,737	BankUnited, Inc.	20,038,405
282,296	Comerica, Inc.	19,788,950
1,469,395	Huntington Bancshares, Inc.	22,511,131
327,136	Texas Capital Bancshares, Inc.*	21,666,217
		89,165,298
Building Products 1.9%
1,576,806	Resideo Technologies, Inc.*	28,918,622
Commercial Services & Supplies 4.4%
141,123	Clean Harbors, Inc.*	18,638,115
1,216,503	Harsco Corp.*	10,291,615
1,232,058	KAR Auction Services, Inc.*	17,606,109
395,395	Stericycle, Inc.*	18,852,433
		65,388,272
Communications Equipment 7.0%
718,860	Ciena Corp.*	34,663,429
791,807	EMCORE Corp.*	1,136,243
428,662	Radware Ltd.*	8,929,030
5,879,065	Ribbon Communications, Inc.*(a)	26,220,630
768,181	Viasat, Inc.*	24,397,429
911,112	Viavi Solutions, Inc.*	9,967,565
		105,314,326
Construction & Engineering 1.4%
118,959	Arcosa, Inc.	7,208,916
43,970	Valmont Industries, Inc.	13,953,000
		21,161,916
Consumer Finance 0.4%
162,473	Bread Financial Holdings, Inc.	6,672,766
Containers & Packaging 4.5%
174,703	Avery Dennison Corp.	31,829,140
403,428	Crown Holdings, Inc.	34,900,556
		66,729,696
Electrical Equipment 1.8%
2,388,935	Babcock & Wilcox Enterprises, Inc.*	15,504,188
560,011	Bloom Energy Corp. Class A*	12,146,639
		27,650,827
Electronic Equipment, Instruments & Components 3.8%
157,490	Coherent Corp.*	6,792,543
Number of Shares		Value
Electronic Equipment, Instruments & Components – cont'd
1,144,221	Innoviz Technologies Ltd.*	$ 5,435,050
267,166	Itron, Inc.*	14,899,848
411,507	nLight, Inc.*	4,650,029
120,778	OSI Systems, Inc.*	11,178,004
32,673	Teledyne Technologies, Inc.*	14,051,677
		57,007,151
Energy Equipment & Services 3.6%
302,038	Dril-Quip, Inc.*	10,344,802
964,503	Oil States International, Inc.*	8,805,912
509,283	Patterson-UTI Energy, Inc.	6,977,177
1,312,831	TechnipFMC PLC*	20,073,186
2,171,597	TETRA Technologies, Inc.*	7,730,885
		53,931,962
Entertainment 1.7%
2,495,876	Lions Gate Entertainment Corp. Class B*	24,833,966
Equity Real Estate Investment Trusts 0.7%
453,230	Chatham Lodging Trust	5,533,938
446,312	RLJ Lodging Trust	5,061,178
		10,595,116
Food Products 1.9%
481,498	Hain Celestial Group, Inc.*	8,585,109
418,414	TreeHouse Foods, Inc.*	20,414,419
		28,999,528
Health Care Equipment & Supplies 4.4%
1,984,014	Accuray, Inc.*	5,753,641
295,073	AtriCure, Inc.*	11,360,310
332,400	Avanos Medical, Inc.*	9,330,468
302,546	Cardiovascular Systems, Inc.*	5,963,182
533,154	CytoSorbents Corp.*	1,642,114
213,016	Haemonetics Corp.*	16,566,254
1,247,223	OraSure Technologies, Inc.*	7,869,977
394,056	Varex Imaging Corp.*	6,970,851
		65,456,797
Health Care Providers & Services 3.8%
399,965	Acadia Healthcare Co., Inc.*	29,001,462
72,739	Molina Healthcare, Inc.*	20,027,229
291,175	Patterson Cos., Inc.	7,721,961
		56,750,652
Hotels, Restaurants & Leisure 3.4%
1,486,575	International Game Technology PLC	39,483,432
181,337	SeaWorld Entertainment, Inc.*	11,714,370
		51,197,802
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) (cont’d)
Number of Shares		Value
Household Durables 1.0%
353,270	Tempur Sealy International, Inc.	$15,098,760
Independent Power and Renewable Electricity Producers 3.6%
400,761	Ormat Technologies, Inc.	33,872,320
896,623	Vistra Corp.	19,716,740
		53,589,060
IT Services 4.4%
4,806,838	Conduent, Inc.*	19,131,215
1,592,120	Kyndryl Holdings, Inc.*	24,980,363
2,135,942	Unisys Corp.*	10,636,991
117,290	Wix.com Ltd.*	10,618,264
		65,366,833
Life Sciences Tools & Services 1.3%
79,789	Charles River Laboratories International, Inc.*	17,500,919
1,461,604	Standard BioTools, Inc.*	2,660,120
		20,161,039
Machinery 0.9%
387,915	Enerpac Tool Group Corp.	10,446,551
1,226,233	Markforged Holding Corp.*	1,630,890
115,661	Twin Disc, Inc.*	1,267,644
		13,345,085
Media 3.2%
1,430,173	Criteo SA ADR*	47,410,235
Metals & Mining 2.1%
1,499,836	Cleveland-Cliffs, Inc.*	31,991,502
Oil, Gas & Consumable Fuels 2.9%
698,903	CNX Resources Corp.*	10,728,161
606,040	Devon Energy Corp.	32,677,677
		43,405,838
Pharmaceuticals 0.2%
1,327,090	Amneal Pharmaceuticals, Inc.*	2,733,805
Professional Services 3.1%
854,888	KBR, Inc.	47,112,878
Semiconductors & Semiconductor Equipment 7.8%
285,762	CEVA, Inc.*	9,018,649
39,433	Entegris, Inc.	3,360,875
511,798	MACOM Technology Solutions Holdings, Inc.*	35,078,635
927,444	Rambus, Inc.*	41,020,848
1,316,949	Veeco Instruments, Inc.*	28,011,505
		116,490,512
Number of Shares		Value
Software 6.6%
1,300,650	Adeia, Inc.	$ 12,824,409
371,987	Box, Inc. Class A*	12,405,766
1,855,639	Cognyte Software Ltd.*	6,865,864
304,484	New Relic, Inc.*	22,218,198
588,033	OneSpan, Inc.*	7,950,206
247,514	Varonis Systems, Inc.*	6,702,679
461,850	Verint Systems, Inc.*	17,263,953
1,041,139	Xperi, Inc.*	12,170,915
		98,401,990
Specialty Retail 2.3%
364,316	Caleres, Inc.	9,512,291
1,057,568	Chico's FAS, Inc.*	6,081,016
162,221	Children's Place, Inc.*	6,792,193
268,535	ODP Corp.*	12,159,265
		34,544,765
Technology Hardware, Storage & Peripherals 1.6%
7,453,714	Quantum Corp.*(b)	8,422,697
1,177,191	Stratasys Ltd.*	15,244,623
		23,667,320
Trading Companies & Distributors 1.8%
424,569	AerCap Holdings NV*	26,510,088
Total Common Stocks (Cost $1,235,868,415)		1,408,117,299
Principal Amount
Convertible Bonds 1.4%
Communications Equipment 1.4%
$9,304,000	Infinera Corp., 2.50%, due 3/1/2027	10,722,500
7,500,000	Infinera Corp., 3.75%, due 8/1/2028(c)	9,697,500
		20,420,000
Software 0.0%(d)
3,150,000	Ion Geophysical, 8.00%, due 12/15/2025(e)(f)(g)	0
Total Convertible Bonds (Cost $16,804,000)		20,420,000
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) (cont’d)
Number of Shares		Value

Short-Term Investments 4.6%
Investment Companies 4.6%
69,020,066	State Street Institutional Treasury Money Market Fund Premier Class, 4.42%(h) (Cost $69,020,065)	$ 69,020,066
Total Investments 100.1% (Cost $1,321,692,480)		1,497,557,365
Liabilities Less Other Assets (0.1)%		(1,381,508)
Net Assets 100.0%		$1,496,175,857

*	Non-income producing security.
(a)	Security acquired via a PIPE transaction.
(b)	Affiliated company (see Note F of the Notes to Financial Statements).
(c)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2023, these securities amounted to $9,697,500, which represents 0.6% of net assets of the Fund.

(d)	Represents less than 0.05% of net assets of the Fund.
(e)	Defaulted security.
(f)	Value determined using significant unobservable inputs.
(g)
Security fair valued as of February 28, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at February 28, 2023 amounted to $0, which represents 0.0% of net assets of the Fund.

(h)	Represents 7-day effective yield as of February 28, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks#	$1,408,117,299	$—	$—	$1,408,117,299
Convertible Bonds#	—	20,420,000	—	20,420,000
Short-Term Investments	—	69,020,066	—	69,020,066
Total Investments	$1,408,117,299	$89,440,066	$—	$1,497,557,365

#	The Schedule of Investments provides information on the industry or sector categorization.
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2023
Investments in Securities:
Convertible Bonds(1)	$—	$37	$—	$(2,509)	$—	$—	$2,472	$—	$—	$(2,509)
Total	$—	$37	$—	$(2,509)	$—	$—	$2,472	$—	$—	$(2,509)
(1) At February 28, 2023, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 97.1%
Beverages 1.2%
535,654	Keurig Dr Pepper, Inc.	$18,506,846
Biotechnology 1.4%
147,608	AbbVie, Inc.	22,716,871
Capital Markets 4.4%
179,891	CME Group, Inc.	33,344,596
108,365	S&P Global, Inc.	36,974,138
		70,318,734
Commercial Services & Supplies 1.6%
164,647	Waste Management, Inc.	24,657,535
Computers 0.1%
90,909	Arctic Wolf Networks, Inc.*#(a)(b)	999,999
Containers & Packaging 0.7%
60,041	Avery Dennison Corp.	10,938,870
Electric Utilities 1.8%
408,423	NextEra Energy, Inc.	29,010,286
Electronic Equipment, Instruments & Components 4.1%
176,709	CDW Corp.	35,769,436
223,202	TE Connectivity Ltd.	28,418,078
		64,187,514
Entertainment 1.7%
203,643	Activision Blizzard, Inc.	15,527,779
28,621	Netflix, Inc.*	9,219,682
14,949	Walt Disney Co.*	1,489,070
		26,236,531
Equity Real Estate Investment Trusts 1.2%
74,281	SBA Communications Corp.	19,264,777
Food & Staples Retailing 2.8%
61,845	Costco Wholesale Corp.	29,944,112
98,770	Walmart, Inc.	14,038,180
		43,982,292
Health Care Equipment & Supplies 1.2%
415,455	Boston Scientific Corp.*	19,410,058
Health Care Providers & Services 3.1%
103,239	UnitedHealth Group, Inc.	49,135,570
Hotels, Restaurants & Leisure 2.0%
104,641	McDonald's Corp.	27,615,806
521,631	Sweetgreen, Inc. Class A*	4,548,623
		32,164,429
Insurance 0.6%
70,672	Progressive Corp.	10,142,845
Number of Shares		Value
Interactive Media & Services 6.4%
629,678	Alphabet, Inc. Class A*	$ 56,708,800
252,004	Meta Platforms, Inc. Class A*	44,085,580
		100,794,380
Internet & Direct Marketing Retail 10.1%
600,242	Amazon.com, Inc.*	56,560,804
99,024	Chewy, Inc. Class A*(c)	4,015,423
1,297,807	Fanatics Holdings, Inc. Class A*#(a)(b)	98,853,959
		159,430,186
IT Services 5.4%
106,217	MasterCard, Inc. Class A	37,737,838
132,068	Okta, Inc.*	9,415,128
174,993	Visa, Inc. Class A	38,487,960
		85,640,926
Life Sciences Tools & Services 2.0%
59,094	Thermo Fisher Scientific, Inc.	32,014,765
Multiline Retail 1.2%
136,263	Dollar Tree, Inc.*	19,796,289
Oil, Gas & Consumable Fuels 0.2%
329	Venture Global LNG, Inc.*#(a)(b)	3,245,256
Pharmaceuticals 1.3%
138,809	Johnson & Johnson	21,273,867
Professional Services 1.9%
146,356	Equifax, Inc.	29,641,481
Road & Rail 1.7%
132,216	Union Pacific Corp.	27,405,732
Semiconductors & Semiconductor Equipment 4.7%
211,650	Analog Devices, Inc.	38,831,426
153,942	NVIDIA Corp.	35,739,175
		74,570,601
Software 22.9%
87,099	Adobe, Inc.*	28,215,721
65,963	Atlassian Corp. Class A*	10,839,700
106,995	Grammarly, Inc. Class A*#(a)(b)	2,243,632
56,009	Intuit, Inc.	22,805,745
589,968	Microsoft Corp.	147,149,819
766,886	Paycor HCM, Inc.*	18,995,766
345,204	salesforce, Inc.*	56,478,826
105,325	ServiceNow, Inc.*	45,518,305
169,545	Workday, Inc. Class A*	31,445,511
		363,693,025
Specialty Retail 2.7%
43,131	Home Depot, Inc.	12,790,067
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^ (Unaudited) (cont’d)
Number of Shares		Value
Specialty Retail – cont'd
385,186	TJX Cos., Inc.	$ 29,505,247
		42,295,314
Technology Hardware, Storage & Peripherals 7.1%
767,147	Apple, Inc.	113,085,139
Textiles, Apparel & Luxury Goods 1.6%
213,130	NIKE, Inc. Class B	25,317,713

Total Common Stocks (Cost $1,097,557,465)		1,539,877,831
Preferred Stocks 1.2%
Entertainment 0.1%
8,256	A24 Films LLC*#(a)(b)(d)	940,028
Internet & Direct Marketing Retail 0.5%
7,000	Fabletics LLC, Ser. G*#(a)(b)	7,000,000
20,788	Savage X, Inc., Ser. C*#(a)(b)	1,000,028
		8,000,028
IT Services 0.4%
287,787	Druva, Inc., Ser. 4*#(a)(b)	2,697,370
461,441	Druva, Inc., Ser. 5*#(a)(b)	4,324,994
		7,022,364
Software 0.2%
33,179	Grammarly, Inc., Ser. 3*#(a)(b)	869,685
90,310	Signifyd, Inc., Ser. Seed*#(a)(b)	1,057,530
39,343	Signifyd, Inc., Ser. A*#(a)(b)	461,493
82,373	Videoamp, Inc., Ser. F1*#(a)(b)	1,300,011
		3,688,719
Total Preferred Stocks (Cost $20,934,540)		19,651,139
Number of Units		Value
Master Limited Partnerships and Limited Partnerships 1.3%
Oil, Gas & Consumable Fuels 1.3%
783,626	Enterprise Products Partners L.P. (Cost $19,366,775)	$20,005,972
Number of Shares
Warrants 0.0%(e)
Food Products 0.0%(e)
142,005	Whole Earth Brands, Inc. Expires 6/25/2025* (Cost $204,203)	21,258

Short-Term Investments 0.6%
Investment Companies 0.6%
4,929,327	State Street Institutional Treasury Money Market Fund Premier Class, 4.42%(f)	4,929,327
4,133,835	State Street Navigator Securities Lending Government Money Market Portfolio, 4.59%(f)(g)	4,133,835
Total Short-Term Investments (Cost $9,063,162)		9,063,162
Total Investments 100.2% (Cost $1,147,126,145)		1,588,619,362
Liabilities Less Other Assets (0.2)%		(3,730,646)
Net Assets 100.0%		$1,584,888,716

*	Non-income producing security.
(a)	Value determined using significant unobservable inputs.
(b)
Security fair valued as of February 28, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at February 28, 2023 amounted to $124,993,985, which represents 7.8% of net assets of the Fund.

(c)
All or a portion of this security is on loan at February 28, 2023. Total value of all such securities at
February 28, 2023 amounted to $4,015,018 for the Fund (see Note A of the Notes to Financial Statements).

(d)	Security represented in Units.
(e)	Represents less than 0.05% of net assets of the Fund.
(f)	Represents 7-day effective yield as of February 28, 2023.
(g)	Represents investment of cash collateral received from securities lending.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^ (Unaudited) (cont’d)
#
These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At February 28, 2023, these securities amounted to $124,993,985, which represents 7.8% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 2/28/2023	Fair Value Percentage of Net Assets as of 2/28/2023
A24 Films LLC (Preferred Units)	2/25/2022	$940,028	$940,028	0.1%
Arctic Wolf Networks, Inc.	12/31/2021	999,999	999,999	0.1%
Druva, Inc. (Ser. 4 Preferred Shares)	6/14/2019	1,500,003	2,697,370	0.1%
Druva, Inc. (Ser. 5 Preferred Shares)	4/1/2021	4,325,000	4,324,994	0.3%
Fabletics LLC (Ser. G Preferred Shares)	1/10/2022	7,000,000	7,000,000	0.4%
Fanatics Holdings, Inc. Class A	8/13/2020-4/29/2021	23,018,871	98,853,959	6.2%
Grammarly, Inc. Class A	12/23/2021-1/24/2022	2,804,542	2,243,632	0.1%
Grammarly, Inc. (Ser. 3 Preferred Shares)	12/23/2021-1/24/2022	869,685	869,685	0.0%
Savage X, Inc. (Ser. C Preferred Shares)	11/30/2021	1,000,028	1,000,028	0.1%
Signifyd, Inc. (Ser. Seed Preferred Shares)	5/27/2021	2,786,053	1,057,530	0.1%
Signifyd, Inc. (Ser. A Preferred Shares)	5/27/2021	1,213,732	461,493	0.0%
Venture Global LNG, Inc.	11/21/2018	2,303,000	3,245,256	0.2%
Videoamp, Inc. (Ser. F1 Preferred Shares)	1/4/2022	1,300,011	1,300,011	0.1%
Total		$50,060,952	$124,993,985	7.8%
Derivative Instruments
Written option contracts ("options written")
At February 28, 2023, the Fund did not have any outstanding options written.
For the six months ended February 28, 2023, the average market value for the months where the Fund had options written outstanding was $(11,369).
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^ (Unaudited) (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Computers	$—	$—	$999,999	$999,999
Internet & Direct Marketing Retail	60,576,227	—	98,853,959	159,430,186
Oil, Gas & Consumable Fuels	—	—	3,245,256	3,245,256
Software	361,449,393	—	2,243,632	363,693,025
Other Common Stocks#	1,012,509,365	—	—	1,012,509,365
Total Common Stocks	1,434,534,985	—	105,342,846	1,539,877,831
Preferred Stocks#	—	—	19,651,139	19,651,139
Master Limited Partnerships and Limited Partnerships#	20,005,972	—	—	20,005,972
Warrants#	21,258	—	—	21,258
Short-Term Investments	—	9,063,162	—	9,063,162
Total Investments	$1,454,562,215	$9,063,162	$124,993,985	$1,588,619,362

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2023
Investments in Securities:
Common Stocks(1)	$94,532	$—	$—	$10,811	$—	$—	$—	$—	$105,343	$10,811
Preferred Stocks(1)	19,951	—	—	(300)	—	—	—	—	19,651	(300)
Total	$114,483	$—	$—	$10,511	$—	$—	$—	$—	$124,994	$10,511
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/28/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$98,853,959	Market Approach	Transaction Price	$76.17	$76.17	Increase
Common Stocks	3,245,256	Market Approach	Enterprise value/ EBITDA multiple(c) (EV/EBITDA)	11.0x	11.0x	Increase
Common Stocks	3,243,631	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	8.0x - 14.0x	12.2x	Increase
			Liquidation Preference Discount	20.0%	20.0%	Decrease
Preferred Stocks	18,711,110	Market Approach	Enterprise value/ Revenue multiple(c) (EV/Revenue)	1.47x - 14.0x	5.8x	Increase
			Expected Volatility	70.0%	70.0%	Decrease
			Option Term (Years)	2.5	2.5	Decrease
			Discount Rate	0.3%	0.3%	Decrease
Preferred Units	940,028	Market Approach	Enterprise value/ Revenue multiple(c) (EV/Revenue)	4.0x	4.0x	Increase
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^ (Unaudited) (cont’d)
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

†
Formerly Guardian Fund through September 30, 2022.
^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 95.0%
Aerospace & Defense 3.4%
476,799	Lockheed Martin Corp.	$ 226,126,694
2,107,994	Raytheon Technologies Corp.	206,773,131
		432,899,825
Banks 9.2%
5,603,050	Bank of America Corp.	192,184,615
2,057,627	Citigroup, Inc.	104,301,113
3,071,899	JPMorgan Chase & Co.	440,356,722
1,634,151	PNC Financial Services Group, Inc.	258,065,126
4,062,061	Regions Financial Corp.	94,727,262
1,756,294	Truist Financial Corp.	82,458,003
		1,172,092,841
Beverages 4.2%
703,983	Constellation Brands, Inc. Class A	157,480,997
4,534,594	Keurig Dr Pepper, Inc.	156,670,223
1,242,412	PepsiCo, Inc.	215,595,754
		529,746,974
Biotechnology 2.7%
299,102	Amgen, Inc.	69,289,969
224,922	Biogen, Inc.*	60,697,451
1,246,761	Gilead Sciences, Inc.	100,401,663
153,104	Regeneron Pharmaceuticals, Inc.*	116,423,344
		346,812,427
Building Products 0.1%
151,788	Johnson Controls Int'l PLC	9,520,143
Capital Markets 1.2%
362,925	CME Group, Inc.	67,271,778
269,858	Morgan Stanley	26,041,297
629,985	State Street Corp.	55,867,070
		149,180,145
Chemicals 2.4%
533,236	Air Products & Chemicals, Inc.	152,494,831
2,763,958	Mosaic Co.	147,014,926
		299,509,757
Diversified Financial Services 2.0%
848,889	Berkshire Hathaway, Inc. Class B*	259,063,945
Diversified Telecommunication Services 0.8%
2,454,417	Verizon Communications, Inc.	95,255,924
Number of Shares		Value
Electric Utilities 6.6%
2,283,658	American Electric Power Co., Inc.	$ 200,893,394
2,545,236	Duke Energy Corp.	239,913,945
3,628,313	Exelon Corp.	146,547,562
3,594,548	NextEra Energy, Inc.	255,320,745
		842,675,646
Electrical Equipment 1.4%
2,185,764	Emerson Electric Co.	180,784,540
Equity Real Estate Investment Trusts 0.3%
267,729	Prologis, Inc.	33,037,759
Food & Staples Retailing 1.4%
1,246,868	Walmart, Inc.	177,217,349
Food Products 2.2%
4,294,641	Mondelez International, Inc. Class A	279,924,700
Health Care Equipment & Supplies 3.0%
3,145,789	Boston Scientific Corp.*	146,971,262
612,630	Medtronic PLC	50,725,764
1,517,127	Zimmer Biomet Holdings, Inc.	187,926,522
		385,623,548
Health Care Providers & Services 2.1%
197,154	Elevance Health, Inc.	92,597,319
365,035	Humana, Inc.	180,699,626
		273,296,945
Hotels, Restaurants & Leisure 1.2%
2,606,604	Yum China Holdings, Inc.	153,085,853
Household Products 2.9%
2,714,293	Procter & Gamble Co.	373,378,145
Industrial Conglomerates 2.7%
1,307,032	3M Co.	140,819,628
772,605	General Electric Co.	65,447,370
731,263	Honeywell International, Inc.	140,022,239
		346,289,237
Insurance 1.3%
269,566	Aon PLC Class A	81,961,542
1,131,115	MetLife, Inc.	81,134,879
		163,096,421
IT Services 0.4%
439,358	International Business Machines Corp.	56,808,989
Life Sciences Tools & Services 1.7%
460,619	Danaher Corp.	114,017,021
See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited) (cont’d)
Number of Shares		Value
Life Sciences Tools & Services – cont'd
191,131	Thermo Fisher Scientific, Inc.	$ 103,547,131
		217,564,152
Machinery 3.8%
858,101	Caterpillar, Inc.	205,558,095
1,169,869	Cummins, Inc.	284,371,756
		489,929,851
Metals & Mining 9.9%
957,386	Alcoa Corp.	46,854,471
3,069,563	Barrick Gold Corp.	49,481,355
778,345	BHP Group Ltd. ADR(a)	47,455,695
896,161	Franco-Nevada Corp.	114,323,259
6,276,865	Freeport-McMoRan, Inc.	257,163,159
6,070,720	Newmont Corp.	264,744,099
325,370	Nucor Corp.	54,479,953
4,774,317	Rio Tinto PLC ADR	332,913,124
2,217,524	Wheaton Precious Metals Corp.	92,359,875
		1,259,774,990
Multi-Utilities 4.1%
2,127,949	DTE Energy Co.	233,457,285
1,958,524	Sempra Energy	293,700,259
		527,157,544
Oil, Gas & Consumable Fuels 7.6%
2,087,395	Chevron Corp.	335,590,494
610,047	ConocoPhillips	63,048,358
4,414,045	Exxon Mobil Corp.	485,147,686
848,081	Phillips 66	86,979,187
		970,765,725
Personal Products 0.5%
271,446	Estee Lauder Cos., Inc. Class A	65,974,950
Pharmaceuticals 10.6%
2,992,102	Bristol-Myers Squibb Co.	206,335,354
2,901,276	Johnson & Johnson	444,649,560
3,839,903	Merck & Co., Inc.	407,951,295
Number of Shares		Value
Pharmaceuticals – cont'd
7,142,585	Pfizer, Inc.	$ 289,774,673
		1,348,710,882
Semiconductors & Semiconductor Equipment 2.0%
411,648	Analog Devices, Inc.	75,525,059
2,640,686	Intel Corp.	65,832,302
81,023	KLA Corp.	30,738,506
651,469	Marvell Technology, Inc.	29,413,825
466,790	Qorvo, Inc.*	47,094,443
		248,604,135
Software 1.1%
1,566,797	Oracle Corp.	136,938,058
Tobacco 1.7%
2,160,491	Philip Morris International, Inc.	210,215,774
Wireless Telecommunication Services 0.5%
440,560	T-Mobile U.S., Inc.*	62,638,821
Total Common Stocks (Cost $11,307,480,690)		12,097,575,995

Short-Term Investments 4.8%
Investment Companies 4.8%
591,964,249	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.43%(b)	591,964,249
17,727,684	State Street Navigator Securities Lending Government Money Market Portfolio, 4.59%(b)(c)	17,727,684
Total Short-Term Investments (Cost $609,691,933)		609,691,933
Total Investments 99.8% (Cost $11,917,172,623)		12,707,267,928
Other Assets Less Liabilities 0.2%		27,947,878
Net Assets 100.0%		$12,735,215,806

*	Non-income producing security.
(a)
All or a portion of this security is on loan at February 28, 2023. Total value of all such securities at
February 28, 2023 amounted to $36,341,961, collateralized by cash collateral of $17,727,684 and non-cash
(U.S. Treasury Securities) collateral of $19,123,709 for the Fund  (see Note A of the Notes to Financial
Statements).

(b)	Represents 7-day effective yield as of February 28, 2023.
(c)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited) (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$12,097,575,995	$—	$—	$12,097,575,995
Short-Term Investments	—	609,691,933	—	609,691,933
Total Investments	$12,097,575,995	$609,691,933	$—	$12,707,267,928

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 95.0%
Aerospace & Defense 3.3%
109,800	Axon Enterprise, Inc.*	$ 21,994,038
170,000	HEICO Corp.	28,146,900
		50,140,938
Auto Components 1.5%
198,800	Aptiv PLC*	23,116,464
Banks 1.4%
172,283	First Republic Bank	21,192,532
Biotechnology 3.7%
55,731	Alnylam Pharmaceuticals, Inc.*	10,669,700
10,309	Argenx SE ADR*	3,773,300
171,459	Horizon Therapeutics PLC*	18,773,046
38,424	Sarepta Therapeutics, Inc.	4,692,723
102,331	Seagen, Inc.*	18,387,857
		56,296,626
Building Products 0.7%
134,300	Builders FirstSource, Inc.*	11,385,954
Capital Markets 1.7%
44,800	Affiliated Managers Group, Inc.	7,141,568
325,000	Carlyle Group, Inc.	11,180,000
59,690	Evercore, Inc. Class A	7,830,134
		26,151,702
Chemicals 0.4%
27,000	Albemarle Corp.	6,866,370
Commercial Services & Supplies 3.5%
57,837	Cintas Corp.	25,359,789
205,000	Waste Connections, Inc.	27,453,600
		52,813,389
Communications Equipment 3.0%
247,918	Arista Networks, Inc.*	34,386,226
354,033	Juniper Networks, Inc.	10,897,136
		45,283,362
Construction & Engineering 0.5%
47,300	Quanta Services, Inc.	7,634,220
Distributors 1.3%
337,000	LKQ Corp.	19,306,730
Electrical Equipment 1.6%
172,500	AMETEK, Inc.	24,419,100
Electronic Equipment, Instruments & Components 2.7%
72,432	Keysight Technologies, Inc.*	11,586,223
Number of Shares		Value
Electronic Equipment, Instruments & Components – cont'd
68,000	Teledyne Technologies, Inc.*	$ 29,244,760
		40,830,983
Food & Staples Retailing 1.5%
321,067	BJ's Wholesale Club Holdings, Inc.*	23,052,611
Health Care Equipment & Supplies 6.4%
246,708	Axonics, Inc.*	14,824,684
266,062	Dexcom, Inc.*	29,535,543
48,000	IDEXX Laboratories, Inc.*	22,715,520
52,902	Insulet Corp.*	14,619,997
59,343	Penumbra, Inc.*	15,428,586
		97,124,330
Health Care Technology 0.7%
62,102	Veeva Systems, Inc. Class A*	10,287,817
Hotels, Restaurants & Leisure 5.0%
17,400	Chipotle Mexican Grill, Inc.*	25,944,792
167,000	Darden Restaurants, Inc.	23,879,330
106,600	Marriott Vacations Worldwide Corp.	16,308,734
45,400	Vail Resorts, Inc.	10,600,446
		76,733,302
Household Products 1.4%
257,100	Church & Dwight Co., Inc.	21,539,838
Insurance 2.9%
235,700	Arch Capital Group Ltd.*	16,499,000
148,094	Arthur J. Gallagher & Co.	27,745,411
		44,244,411
Internet & Direct Marketing Retail 0.9%
110,400	Etsy, Inc.*	13,403,664
IT Services 2.6%
63,317	Globant SA*	10,452,370
63,739	MongoDB, Inc.*	13,354,595
142,714	Paychex, Inc.	15,755,626
		39,562,591
Life Sciences Tools & Services 5.5%
146,294	Agilent Technologies, Inc.	20,769,359
1,058,000	Avantor, Inc.*	25,783,460
43,009	Bio-Rad Laboratories, Inc. Class A*	20,551,421
85,000	IQVIA Holdings, Inc.*	17,719,950
		84,824,190
Machinery 2.4%
203,700	Fortive Corp.	13,578,642
103,100	IDEX Corp.	23,195,438
		36,774,080
See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited) (cont’d)
Number of Shares		Value
Media 1.9%
508,169	Trade Desk, Inc. Class A*	$28,437,137
Oil, Gas & Consumable Fuels 3.1%
351,100	Antero Resources Corp.*	9,198,820
369,400	Devon Energy Corp.	19,918,048
131,774	Diamondback Energy, Inc.	18,524,789
		47,641,657
Pharmaceuticals 0.9%
400,000	Royalty Pharma PLC Class A	14,340,000
Professional Services 0.7%
150,600	CoStar Group, Inc.*	10,641,396
Road & Rail 1.6%
70,200	Old Dominion Freight Line, Inc.	23,816,052
Semiconductors & Semiconductor Equipment 9.2%
213,016	Enphase Energy, Inc.*	44,846,259
242,677	Lattice Semiconductor Corp.*	20,617,838
51,116	Monolithic Power Systems, Inc.	24,754,968
348,262	ON Semiconductor Corp.*	26,958,961
73,872	SolarEdge Technologies, Inc.	23,485,386
		140,663,412
Software 13.1%
70,825	Bills Holdings, Inc.*	5,993,920
201,831	Cadence Design Systems, Inc.*	38,941,273
224,568	Crowdstrike Holdings, Inc. Class A*	27,103,112
117,544	Datadog, Inc. Class A*	8,994,467
300,000	Descartes Systems Group, Inc.*	22,104,000
289,259	Fortinet, Inc.*	17,193,555
Number of Shares		Value
Software – cont'd
280,565	Manhattan Associates, Inc.*	$ 40,331,219
51,016	Palo Alto Networks, Inc.*	9,609,884
105,866	Paylocity Holding Corp.*	20,390,850
78,048	Zscaler, Inc.*	10,235,995
		200,898,275
Specialty Retail 7.0%
104,000	Five Below, Inc.*	21,247,200
39,200	Lithia Motors, Inc.	10,003,056
30,400	O'Reilly Automotive, Inc.*	25,235,040
24,100	RH	7,206,623
94,400	Ross Stores, Inc.	10,434,976
85,000	Tractor Supply Co.	19,827,100
25,300	Ulta Beauty, Inc.*	13,125,640
		107,079,635
Trading Companies & Distributors 2.9%
61,700	United Rentals, Inc.	28,908,301
23,500	W.W. Grainger, Inc.	15,708,105
		44,616,406
Total Common Stocks (Cost $1,266,132,101)		1,451,119,174

Short-Term Investments 4.2%
Investment Companies 4.2%
63,317,773	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.43%(a) (Cost $63,317,773)	63,317,773
Total Investments 99.2% (Cost $1,329,449,874)		1,514,436,947
Other Assets Less Liabilities 0.8%		12,801,879
Net Assets 100.0%		$1,527,238,826

*	Non-income producing security.
(a)	Represents 7-day effective yield as of February 28, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$1,451,119,174	$—	$—	$1,451,119,174
Short-Term Investments	—	63,317,773	—	63,317,773
Total Investments	$1,451,119,174	$63,317,773	$—	$1,514,436,947

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 99.6%
Aerospace & Defense 1.1%
2,804	General Dynamics Corp.	$639,060
Auto Components 2.2%
10,392	Aptiv PLC*	1,208,382
Banks 7.8%
26,822	BankUnited, Inc.	950,035
9,781	Comerica, Inc.	685,648
72,792	Huntington Bancshares, Inc.	1,115,173
5,761	M&T Bank Corp.	894,626
14,988	Truist Financial Corp.	703,687
		4,349,169
Beverages 1.8%
19,091	Molson Coors Brewing Co. Class B	1,015,450
Building Products 4.8%
3,581	Carlisle Cos., Inc.	924,686
17,584	Fortune Brands Innovations, Inc.	1,089,329
17,584	Masterbrand, Inc.*	171,268
26,943	Resideo Technologies, Inc.*	494,134
		2,679,417
Chemicals 0.8%
4,133	Ashland, Inc.	420,657
Commercial Services & Supplies 1.9%
44,600	KAR Auction Services, Inc.*	637,334
8,657	Stericycle, Inc.*	412,766
		1,050,100
Communications Equipment 2.8%
16,310	Ciena Corp.*	786,468
2,994	Motorola Solutions, Inc.	786,853
		1,573,321
Construction & Engineering 1.5%
13,656	Arcosa, Inc.	827,554
Consumer Finance 0.5%
6,581	Bread Financial Holdings, Inc.	270,282
Containers & Packaging 1.7%
19,029	Sealed Air Corp.	925,190
Electric Utilities 3.2%
22,960	Evergy, Inc.	1,350,278
12,100	OGE Energy Corp.	432,212
		1,782,490
Electronic Equipment, Instruments & Components 3.5%
4,163	CDW Corp.	842,674
9,148	Coherent Corp.*	394,553
Number of Shares		Value
Electronic Equipment, Instruments & Components – cont'd
12,849	Itron, Inc.*	$ 716,589
		1,953,816
Energy Equipment & Services 1.8%
32,556	Baker Hughes Co.	996,214
Entertainment 2.1%
117,800	Lions Gate Entertainment Corp. Class B*	1,172,110
Equity Real Estate Investment Trusts 1.9%
17,175	Regency Centers Corp.	1,080,307
Food Products 3.4%
21,800	Hain Celestial Group, Inc.*	388,694
30,374	TreeHouse Foods, Inc.*	1,481,947
		1,870,641
Health Care Equipment & Supplies 5.5%
19,023	Avanos Medical, Inc.*	533,976
33,974	Cardiovascular Systems, Inc.*	669,627
9,706	Haemonetics Corp.*	754,836
9,053	Zimmer Biomet Holdings, Inc.	1,121,395
920	Zimvie, Inc.*	10,470
		3,090,304
Health Care Providers & Services 2.0%
2,807	McKesson Corp.	981,917
9,950	Pediatrix Medical Group, Inc.*	156,613
		1,138,530
Hotels, Restaurants & Leisure 5.0%
26,140	International Game Technology PLC	694,278
26,228	MGM Resorts International	1,128,066
23,311	Travel & Leisure Co.	977,897
		2,800,241
Independent Power and Renewable Electricity Producers 3.3%
44,870	AES Corp.	1,107,391
33,913	Vistra Corp.	745,747
		1,853,138
Insurance 3.4%
5,926	Allstate Corp.	763,150
9,488	Globe Life, Inc.	1,154,595
		1,917,745
IT Services 3.1%
143,600	Conduent, Inc.*	571,528
20,743	Kyndryl Holdings, Inc.*	325,458
9,385	Wix.com Ltd.*	849,624
		1,746,610
See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited) (cont’d)
Number of Shares		Value
Machinery 3.0%
17,401	Allison Transmission Holdings, Inc.	$ 826,547
31,447	Enerpac Tool Group Corp.	846,868
		1,673,415
Metals & Mining 0.6%
16,803	Cleveland-Cliffs, Inc.*	358,408
Mortgage Real Estate Investment Trusts 1.8%
52,645	Starwood Property Trust, Inc.	1,008,678
Multiline Retail 2.2%
8,471	Dollar Tree, Inc.*	1,230,667
Multi-Utilities 2.4%
48,703	CenterPoint Energy, Inc.	1,354,917
Oil, Gas & Consumable Fuels 8.3%
17,704	Devon Energy Corp.	954,600
10,819	EOG Resources, Inc.	1,222,763
17,007	ONEOK, Inc.	1,113,108
5,265	Phillips 66	539,979
25,930	Williams Cos., Inc.	780,493
		4,610,943
Professional Services 3.8%
33,426	Dun & Bradstreet Holdings, Inc.	401,447
31,602	KBR, Inc.	1,741,586
		2,143,033
Real Estate Management & Development 0.2%
72,768	WeWork, Inc. Class A*	84,411
Semiconductors & Semiconductor Equipment 3.0%
4,086	NXP Semiconductors NV	729,269
8,723	Skyworks Solutions, Inc.	973,225
		1,702,494
Number of Shares		Value
Software 2.3%
11,369	DocuSign, Inc.*	$ 697,488
29,298	Dropbox, Inc. Class A*	597,679
		1,295,167
Specialty Retail 3.3%
141,442	Chico's FAS, Inc.*	813,291
17,661	Children's Place, Inc.*	739,466
6,460	ODP Corp.*	292,509
		1,845,266
Technology Hardware, Storage & Peripherals 0.6%
11,995	Pure Storage, Inc. Class A*	342,337
Trading Companies & Distributors 3.0%
26,451	AerCap Holdings NV*	1,651,600

Total Common Stocks (Cost $45,941,426)		55,662,064
Warrants 0.1%
Diversified Consumer Services 0.1%
18,168	OneSpaWorld Holdings Ltd. Expires 3/19/2024* (Cost $—)	34,701

Short-Term Investments 0.3%
Investment Companies 0.3%
196,231	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.43%(a) (Cost $196,231)	196,231
Total Investments 100.0% (Cost $46,137,657)		55,892,996
Liabilities Less Other Assets (0.0)%(b)		(3,865)
Net Assets 100.0%		$55,889,131

*	Non-income producing security.
(a)	Represents 7-day effective yield as of February 28, 2023.
(b)	Represents less than 0.05% of net assets of the Fund.
See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited) (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$55,662,064	$—	$—	$55,662,064
Warrants#	34,701	—	—	34,701
Short-Term Investments	—	196,231	—	196,231
Total Investments	$55,696,765	$196,231	$—	$55,892,996

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 99.3%
Aerospace & Defense 2.1%
55,000	Raytheon Technologies Corp.	$5,394,950
Banks 3.4%
61,000	JPMorgan Chase & Co.	8,744,350
Capital Markets 6.3%
245,000	Brookfield Corp. Class A	8,146,250
50,000	Charles Schwab Corp.	3,896,000
41,000	Intercontinental Exchange, Inc.	4,173,800
		16,216,050
Chemicals 1.4%
16,000	Sherwin-Williams Co.	3,541,600
Communications Equipment 3.3%
32,000	Motorola Solutions, Inc.	8,409,920
Construction Materials 2.2%
40,000	Eagle Materials, Inc.	5,612,800
Containers & Packaging 6.2%
80,000	Ball Corp.	4,496,800
485,000	Graphic Packaging Holding Co.	11,543,000
		16,039,800
Diversified Financial Services 6.3%
45,000	Apollo Global Management, Inc.	3,190,500
43,000	Berkshire Hathaway, Inc. Class B*	13,122,740
		16,313,240
Electrical Equipment 1.7%
15,000	Rockwell Automation, Inc.	4,423,950
Entertainment 2.6%
24,000	Electronic Arts, Inc.	2,662,560
40,000	Walt Disney Co.*	3,984,400
		6,646,960
Food & Staples Retailing 4.9%
72,000	BJ's Wholesale Club Holdings, Inc.*	5,169,600
200,000	US Foods Holding Corp.*	7,506,000
		12,675,600
Food Products 3.7%
92,000	Mondelez International, Inc. Class A	5,996,560
90,000	Simply Good Foods Co.*	3,446,100
		9,442,660
Health Care Equipment & Supplies 1.9%
21,000	Becton, Dickinson & Co.	4,925,550
Number of Shares		Value
Health Care Providers & Services 3.4%
36,000	HCA Healthcare, Inc.	$8,764,200
Hotels, Restaurants & Leisure 6.6%
230,000	Aramark	8,464,000
900	Booking Holdings, Inc.*	2,271,600
24,000	McDonald's Corp.	6,333,840
		17,069,440
Household Products 0.3%
4,000	WD-40 Co.	693,720
Independent Power and Renewable Electricity Producers 1.3%
115,000	Brookfield Renewable Corp. Class A	3,202,750
Insurance 2.6%
31,000	Chubb Ltd.	6,541,620
Interactive Media & Services 4.1%
117,000	Alphabet, Inc. Class C*	10,565,100
Internet & Direct Marketing Retail 2.4%
66,000	Amazon.com, Inc.*	6,219,180
Leisure Products 0.5%
14,000	Brunswick Corp.	1,223,880
Machinery 5.5%
9,000	Deere & Co.	3,773,160
28,000	Nordson Corp.	6,149,920
40,000	Wabtec Corp.	4,173,200
		14,096,280
Multiline Retail 1.5%
27,000	Dollar Tree, Inc.*	3,922,560
Pharmaceuticals 2.1%
130,000	Pfizer, Inc.	5,274,100
Professional Services 1.3%
29,000	TransUnion	1,897,470
9,000	Verisk Analytics, Inc.	1,539,990
		3,437,460
Road & Rail 3.5%
297,000	CSX Corp.	9,055,530
Semiconductors & Semiconductor Equipment 0.8%
16,000	QUALCOMM, Inc.	1,976,480
Software 4.5%
46,000	Microsoft Corp.	11,473,320
Specialty Retail 3.4%
25,000	Lowe's Cos., Inc.	5,143,750
47,000	TJX Cos., Inc.	3,600,200
		8,743,950
See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (Unaudited) (cont’d)
Number of Shares		Value
Technology Hardware, Storage & Peripherals 3.7%
65,000	Apple, Inc.	$9,581,650
Textiles, Apparel & Luxury Goods 2.9%
25,000	Columbia Sportswear Co.	2,180,000
45,000	NIKE, Inc. Class B	5,345,550
		7,525,550
Wireless Telecommunication Services 2.9%
53,000	T-Mobile U.S., Inc.*	7,535,540
Total Common Stocks (Cost $149,869,339)		255,289,740

Short-Term Investments 1.3%
Investment Companies 1.3%
3,362,038	State Street Institutional Treasury Money Market Fund Premier Class, 4.42%(a) (Cost $ 3,362,038)	3,362,038
Total Investments 100.6% (Cost $153,231,377)		258,651,778
Liabilities Less Other Assets (0.6)%		(1,436,576)
Net Assets 100.0%		$257,215,202

*	Non-income producing security.
(a)	Represents 7-day effective yield as of February 28, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$255,289,740	$—	$—	$255,289,740
Short-Term Investments	—	3,362,038	—	3,362,038
Total Investments	$255,289,740	$3,362,038	$—	$258,651,778

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 96.9%
Apartments 10.3%
674,475	Apartment Income REIT Corp.	$ 25,495,155
348,708	Equity Residential	21,801,224
123,636	Essex Property Trust, Inc.	28,196,426
440,766	UDR, Inc.	18,882,416
		94,375,221
Data Centers 5.5%
319,688	Digital Realty Trust, Inc.	33,321,080
24,480	Equinix, Inc.	16,848,850
		50,169,930
Free Standing 6.2%
717,429	Realty Income Corp.	45,879,585
263,329	Spirit Realty Capital, Inc.	10,843,888
		56,723,473
Health Care 10.3%
693,203	Healthpeak Properties, Inc.	16,678,464
1,025,800	Medical Properties Trust, Inc.	10,565,740
545,624	Ventas, Inc.	26,544,608
556,043	Welltower, Inc.	41,213,907
		95,002,719
Industrial 11.0%
90,371	EastGroup Properties, Inc.	14,754,873
596,748	Prologis, Inc.	73,638,703
208,751	Rexford Industrial Realty, Inc.	12,621,086
		101,014,662
Infrastructure 16.8%
378,810	American Tower Corp.	75,008,168
425,793	Crown Castle, Inc.	55,672,435
90,954	SBA Communications Corp.	23,588,920
		154,269,523
Manufactured Homes 4.8%
288,836	Equity LifeStyle Properties, Inc.	19,788,154
173,440	Sun Communities, Inc.	24,826,202
		44,614,356
Office 1.3%
181,507	Boston Properties, Inc.	11,885,078
Number of Shares		Value
Regional Malls 3.0%
228,368	Simon Property Group, Inc.	$27,881,449
Self Storage 10.8%
154,636	Extra Space Storage, Inc.	25,460,818
81,070	Life Storage, Inc.	9,770,556
213,444	Public Storage	63,809,084
		99,040,458
Shopping Centers 4.4%
1,055,772	Kimco Realty Corp.	21,759,461
157,090	Regency Centers Corp.	9,880,961
595,967	Retail Opportunity Investments Corp.	8,480,610
		40,121,032
Single Family Homes 4.2%
460,198	American Homes 4 Rent Class A	14,275,342
766,210	Invitation Homes, Inc.	23,951,724
		38,227,066
Specialty 6.4%
576,928	Iron Mountain, Inc.	30,432,952
840,761	VICI Properties, Inc.	28,190,716
		58,623,668
Timber 1.9%
566,041	Weyerhaeuser Co.	17,688,781
Total Common Stocks (Cost $991,858,640)		889,637,416

Short-Term Investments 3.1%
Investment Companies 3.1%
28,415,164	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.43%(a) (Cost $28,415,164)	28,415,164
Total Investments 100.0% (Cost $1,020,273,804)		918,052,580
Liabilities Less Other Assets (0.0)%(b)		(192,637)
Net Assets 100.0%		$917,859,943

(a)	Represents 7-day effective yield as of February 28, 2023.
(b)	Represents less than 0.05% of net assets of the Fund.
See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (Unaudited) (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$889,637,416	$—	$—	$889,637,416
Short-Term Investments	—	28,415,164	—	28,415,164
Total Investments	$889,637,416	$28,415,164	$—	$918,052,580

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 94.7%
Aerospace & Defense 1.4%
26,700	Curtiss-Wright Corp.	$4,666,893
Airlines 1.1%
75,900	Alaska Air Group, Inc.*	3,630,297
Auto Components 2.3%
27,380	Dorman Products, Inc.*	2,547,161
45,500	Fox Factory Holding Corp.*	5,346,250
		7,893,411
Banks 2.4%
52,736	Texas Capital Bancshares, Inc.*	3,492,705
49,637	Wintrust Financial Corp.	4,573,057
		8,065,762
Beverages 1.2%
19,700	Celsius Holdings, Inc.*	1,788,760
23,071	MGP Ingredients, Inc.	2,340,322
		4,129,082
Biotechnology 10.0%
277,480	Amicus Therapeutics, Inc.*	3,659,961
31,695	Apellis Pharmaceuticals, Inc.*	2,075,389
157,338	Arcutis Biotherapeutics, Inc.*	2,545,729
130,606	Arrowhead Pharmaceuticals, Inc.*	4,218,574
26,412	Beam Therapeutics, Inc.*(a)	1,062,819
35,427	Blueprint Medicines Corp.*	1,501,042
30,266	Cerevel Therapeutics Holdings, Inc.*	807,799
108,608	Halozyme Therapeutics, Inc.*	5,212,098
128,186	Insmed, Inc.*	2,612,431
37,330	IVERIC bio, Inc.*	775,717
8,618	Karuna Therapeutics, Inc.*	1,718,602
69,520	Natera, Inc.*	3,375,196
7,106	Prometheus Biosciences, Inc.*	869,703
59,478	Ultragenyx Pharmaceutical, Inc.*	2,646,176
25,153	Vaxcyte, Inc.*	1,030,518
		34,111,754
Building Products 0.7%
47,900	Trex Co., Inc.*	2,449,127
Capital Markets 1.0%
9,851	Affiliated Managers Group, Inc.	1,570,348
13,125	Evercore, Inc. Class A	1,721,737
		3,292,085
Chemicals 0.9%
131,221	Livent Corp.*	3,077,132
Number of Shares		Value
Commercial Services & Supplies 3.0%
77,245	Casella Waste Systems, Inc. Class A*	$ 6,011,206
29,438	Tetra Tech, Inc.	4,029,768
		10,040,974
Communications Equipment 6.5%
329,872	Calix, Inc.*	16,872,953
387,603	Harmonic, Inc.*	5,112,483
		21,985,436
Construction & Engineering 2.8%
228,968	API Group Corp.*	5,378,458
13,078	Valmont Industries, Inc.	4,150,042
		9,528,500
Containers & Packaging 1.0%
144,833	Graphic Packaging Holding Co.	3,447,025
Diversified Consumer Services 0.7%
209,259	OneSpaWorld Holdings Ltd.*	2,425,312
Electrical Equipment 2.3%
73,900	nVent Electric PLC	3,387,576
178,166	Shoals Technologies Group, Inc. Class A*	4,372,194
		7,759,770
Energy Equipment & Services 0.8%
62,721	Cactus, Inc. Class A	2,882,030
Food & Staples Retailing 1.5%
87,792	Performance Food Group Co.*	4,968,149
Food Products 1.0%
203,575	Utz Brands, Inc.	3,338,630
Health Care Equipment & Supplies 8.3%
118,095	Axonics, Inc.*	7,096,328
15,772	Inspire Medical Systems, Inc.*	4,099,616
24,110	iRhythm Technologies, Inc.*	2,837,265
228,143	Neogen Corp.*	4,035,850
87,585	Outset Medical, Inc.*	1,997,814
223,605	Paragon 28, Inc.*	3,937,684
10,949	Shockwave Medical, Inc.*	2,082,938
90,094	Treace Medical Concepts, Inc.*	1,933,417
		28,020,912
Health Care Providers & Services 1.7%
33,267	HealthEquity, Inc.*	2,168,011
116,581	Option Care Health, Inc.*	3,575,539
		5,743,550
Health Care Technology 1.0%
93,480	Phreesia, Inc.*	3,440,064
See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) (cont’d)
Number of Shares		Value
Hotels, Restaurants & Leisure 5.3%
66,622	Boyd Gaming Corp.	$ 4,339,091
16,681	Churchill Downs, Inc.	4,099,856
65,500	Dutch Bros, Inc. Class A*(a)	2,184,425
25,279	Marriott Vacations Worldwide Corp.	3,867,434
35,108	Texas Roadhouse, Inc.	3,564,867
		18,055,673
Household Durables 1.2%
59,100	Skyline Champion Corp.*	4,043,031
Insurance 3.1%
155,056	BRP Group, Inc. Class A*	4,456,310
19,419	Kinsale Capital Group, Inc.	6,188,835
		10,645,145
IT Services 1.7%
153,876	Flywire Corp.*	3,805,354
82,061	I3 Verticals, Inc. Class A*	2,019,521
		5,824,875
Life Sciences Tools & Services 0.4%
7,289	Medpace Holdings, Inc.*	1,413,191
Metals & Mining 0.8%
64,300	ATI, Inc.*	2,613,795
Oil, Gas & Consumable Fuels 4.3%
70,337	Antero Resources Corp.*	1,842,830
50,622	Denbury, Inc.*	4,220,356
258,773	Magnolia Oil & Gas Corp. Class A	5,654,190
55,585	Matador Resources Co.	2,989,917
		14,707,293
Pharmaceuticals 0.1%
7,711	Reata Pharmaceuticals, Inc. Class A*	240,352
Professional Services 2.4%
63,000	CBIZ, Inc.*	3,155,670
49,587	Exponent, Inc.	5,102,502
		8,258,172
Road & Rail 0.8%
10,400	Saia, Inc.*	2,817,048
Semiconductors & Semiconductor Equipment 5.7%
61,039	Impinj, Inc.*	8,094,992
52,068	Lattice Semiconductor Corp.*	4,423,698
100,313	MACOM Technology Solutions Holdings, Inc.*	6,875,453
		19,394,143
Number of Shares		Value
Software 10.0%
12,158	CyberArk Software Ltd.*	$ 1,760,114
72,866	Descartes Systems Group, Inc.*	5,368,767
97,600	DoubleVerify Holdings, Inc.*	2,563,952
61,637	Intapp, Inc.*	2,439,592
82,376	Manhattan Associates, Inc.*	11,841,550
67,775	Paycor HCM, Inc.*	1,678,787
38,153	Smartsheet, Inc. Class A*	1,679,495
111,257	Sprout Social, Inc. Class A*	6,784,452
		34,116,709
Specialty Retail 2.1%
69,900	Academy Sports & Outdoors, Inc.	4,134,585
11,286	Lithia Motors, Inc.	2,879,962
		7,014,547
Trading Companies & Distributors 5.2%
98,841	Air Lease Corp.	4,277,838
24,400	Applied Industrial Technologies, Inc.	3,485,784
95,232	H&E Equipment Services, Inc.	5,285,376
26,860	WESCO International, Inc.*	4,447,479
		17,496,477
Total Common Stocks (Cost $299,160,714)		321,536,346

Short-Term Investments 8.3%
Investment Companies 8.3%
26,041,512	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.43%(b)	26,041,512
2,116,966	State Street Navigator Securities Lending Government Money Market Portfolio, 4.59%(b)(c)	2,116,966
Total Short-Term Investments (Cost $28,158,478)		28,158,478
Total Investments 103.0% (Cost $327,319,192)		349,694,824
Liabilities Less Other Assets (3.0)%		(10,083,972)
Net Assets 100.0%		$339,610,852

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) (cont’d)
*	Non-income producing security.
(a)
All or a portion of this security is on loan at February 28, 2023. Total value of all such securities at
February 28, 2023 amounted to $2,234,444, collateralized by cash collateral of $2,116,966 and non-cash
(U.S. Treasury Securities) collateral of $125,973 for the Fund  (see Note A of the Notes to Financial
Statements).

(b)	Represents 7-day effective yield as of February 28, 2023.
(c)	Represents investment of cash collateral received from securities lending.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$321,536,346	$—	$—	$321,536,346
Short-Term Investments	—	28,158,478	—	28,158,478
Total Investments	$321,536,346	$28,158,478	$—	$349,694,824

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 99.6%
Banks 5.5%
836,710	Bank of America Corp.	$ 28,699,153
298,326	JPMorgan Chase & Co.	42,765,032
		71,464,185
Capital Markets 2.4%
309,823	Intercontinental Exchange, Inc.	31,539,981
Chemicals 1.8%
104,487	Sherwin-Williams Co.	23,128,197
Communications Equipment 1.4%
132,048	Arista Networks, Inc.*	18,315,058
Diversified Financial Services 5.8%
32	Berkshire Hathaway, Inc. Class A*	14,832,800
196,688	Berkshire Hathaway, Inc. Class B*	60,025,244
		74,858,044
Electrical Equipment 1.9%
845,640	Vestas Wind Systems A/S*	24,106,036
Electronic Equipment, Instruments & Components 1.9%
81,440	Zebra Technologies Corp. Class A*	24,452,360
Food & Staples Retailing 2.5%
65,646	Costco Wholesale Corp.	31,784,480
Health Care Equipment & Supplies 2.8%
150,982	Becton, Dickinson & Co.	35,412,828
38,125	Embecta Corp.	1,218,094
		36,630,922
Health Care Providers & Services 8.5%
264,742	AmerisourceBergen Corp.	41,183,266
236,445	Cigna Group	69,065,584
		110,248,850
Hotels, Restaurants & Leisure 3.7%
2,088,484	Compass Group PLC	48,232,945
Household Products 2.8%
485,770	Colgate-Palmolive Co.	35,606,941
Insurance 4.4%
397,507	Progressive Corp.	57,050,205
Interactive Media & Services 5.3%
766,238	Alphabet, Inc. Class A*	69,007,394
Internet & Direct Marketing Retail 5.1%
693,171	Amazon.com, Inc.*	65,317,503
Number of Shares		Value
IT Services 10.7%
257,097	Cognizant Technology Solutions Corp. Class A	$ 16,101,985
235,948	Fiserv, Inc.*	27,155,255
502,126	GoDaddy, Inc. Class A*	38,015,960
160,162	MasterCard, Inc. Class A	56,903,957
		138,177,157
Life Sciences Tools & Services 2.6%
138,120	Danaher Corp.	34,188,844
Machinery 2.1%
325,897	Otis Worldwide Corp.	27,577,404
Multi-Utilities 2.1%
2,180,540	National Grid PLC	27,487,595
Oil, Gas & Consumable Fuels 1.5%
763,709	Coterra Energy, Inc.	19,069,814
Pharmaceuticals 2.2%
100,695	Roche Holding AG	29,058,662
Road & Rail 2.4%
996,328	CSX Corp.	30,378,041
Semiconductors & Semiconductor Equipment 4.2%
313,738	Texas Instruments, Inc.	53,790,380
Software 8.9%
61,880	Intuit, Inc.	25,196,298
358,717	Microsoft Corp.	89,471,194
		114,667,492
Technology Hardware, Storage & Peripherals 2.5%
216,522	Apple, Inc.	31,917,508
Trading Companies & Distributors 4.6%
35,048	United Rentals, Inc.	16,421,039
63,608	W.W. Grainger, Inc.	42,517,496
		58,938,535
Total Common Stocks (Cost $806,333,170)		1,286,994,533
Principal Amount

Short-Term Investments 0.3%
Certificates of Deposit 0.0%(a)
$100,000	Carver Federal Savings Bank, 1.25%, due 3/23/2023	100,000
250,000	Self Help Credit Union, 0.10%, due 5/16/2023	250,000
See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited) (cont’d)
Principal Amount		Value
Certificates of Deposit – cont'd
$250,000	Self Help Federal Credit Union, 0.10%, due 3/3/2023	$ 250,000
		600,000
Number of Shares
Investment Companies 0.3%
3,566,704	State Street Institutional Treasury Money Market Fund Premier Class, 4.42%(b)	3,566,704
Total Short-Term Investments (Cost $4,166,704)		4,166,704
Total Investments 99.9% (Cost $810,499,874)		1,291,161,237
Other Assets Less Liabilities 0.1%		1,381,417
Net Assets 100.0%		$1,292,542,654

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets of the Fund.
(b)	Represents 7-day effective yield as of February 28, 2023.

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$1,158,109,295	89.6%
United Kingdom	75,720,540	5.9%
Switzerland	29,058,662	2.2%
Denmark	24,106,036	1.9%
Short-Term Investments and Other Assets—Net	5,548,121	0.4%
	$1,292,542,654	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$1,286,994,533	$—	$—	$1,286,994,533
Short-Term Investments	—	4,166,704	—	4,166,704
Total Investments	$1,286,994,533	$4,166,704	$—	$1,291,161,237

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments U.S. Equity Impact Fund^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 96.5%
Auto Components 3.1%
1,647	Aptiv PLC*	$191,513
Building Products 5.4%
1,801	Trane Technologies PLC	333,131
Chemicals 4.1%
1,611	Ecolab, Inc.	256,745
Commercial Services & Supplies 0.4%
203	Tetra Tech, Inc.	27,789
Communications Equipment 3.9%
933	Motorola Solutions, Inc.	245,202
Containers & Packaging 8.6%
3,311	Ball Corp.	186,111
14,553	Graphic Packaging Holding Co.	346,362
		532,473
Electric Utilities 2.6%
2,276	NextEra Energy, Inc.	161,664
Electrical Equipment 0.8%
1,933	Sunrun, Inc.*	46,469
Electronic Equipment, Instruments & Components 3.3%
3,516	Coherent Corp.*	151,645
998	Trimble, Inc.*	51,956
		203,601
Food Products 2.8%
4,589	Simply Good Foods Co.*	175,713
Health Care Equipment & Supplies 6.2%
1,388	Baxter International, Inc.	55,451
5,625	Boston Scientific Corp.*	262,800
248	Contra Abiomed, Inc.*(a)	434
608	Dexcom, Inc.*	67,494
		386,179
Health Care Providers & Services 4.4%
1,113	HCA Healthcare, Inc.	270,960
Household Products 2.3%
921	Clorox Co.	143,160
Independent Power and Renewable Electricity Producers 3.6%
7,964	Brookfield Renewable Corp. Class A	221,797
Life Sciences Tools & Services 4.0%
457	Danaher Corp.	113,121
250	Thermo Fisher Scientific, Inc.	135,440
		248,561
Number of Shares		Value
Machinery 10.9%
602	Deere & Co.	$ 252,382
1,292	Evoqua Water Technologies Corp.*	62,740
2,908	Pentair PLC	162,673
1,918	Wabtec Corp.	200,105
		677,900
Mortgage Real Estate Investment Trusts 0.9%
1,756	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	55,156
Personal Products 1.9%
3,847	BellRing Brands, Inc.*	118,795
Pharmaceuticals 9.8%
729	Eli Lilly & Co.	226,880
1,613	Merck & Co., Inc.	171,365
3,088	Organon & Co.	75,625
3,277	Pfizer, Inc.	132,948
		606,818
Professional Services 3.0%
1,103	Verisk Analytics, Inc.	188,734
Road & Rail 6.9%
2,778	Canadian Pacific Railway Ltd.	210,962
7,084	CSX Corp.	215,991
		426,953
Semiconductors & Semiconductor Equipment 4.4%
576	First Solar, Inc.*	97,425
1,281	ON Semiconductor Corp.*	99,162
248	SolarEdge Technologies, Inc.*	78,844
		275,431
Software 3.2%
75	Intuit, Inc.	30,539
522	Tyler Technologies, Inc.*	167,692
		198,231
Total Common Stocks (Cost $5,939,458)		5,992,975

Short-Term Investments 3.3%
Investment Companies 3.3%
207,479	State Street Institutional Treasury Money Market Fund Premier Class, 4.42%(b) (Cost $207,479)	207,479
Total Investments 99.8% (Cost $6,146,937)		6,200,454
Other Assets Less Liabilities 0.2%		10,411
Net Assets 100.0%		$6,210,865

See Notes to Financial Statements

Schedule of Investments U.S. Equity Impact Fund^ (Unaudited) (cont’d)
*	Non-income producing security.
(a)
Security fair valued as of February 28, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at February 28, 2023 amounted to $434, which represents 0.0%
of net assets of the Fund.

(b)	Represents 7-day effective yield as of February 28, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a),(b)	Total
Investments:
Common Stocks
Health Care Equipment & Supplies	$385,745	$—	$434	$386,179
Other Common Stocks#	5,606,796	—	—	5,606,796
Total Common Stocks	5,992,541	—	434	5,992,975
Short-Term Investments	—	207,479	—	207,479
Total Investments	$5,992,541	$207,479	$434	$6,200,454

#	The Schedule of Investments provides information on the industry or sector categorization.
(a)
At February 28, 2023, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(b)	The reconciliation between beginning and ending balances of investments in which unobservable inputs (Level 3) were used is not presented as all values rounded to less than $1,000.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)
Neuberger Berman Equity Funds
	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	February 28, 2023	February 28, 2023	February 28, 2023
Assets
Investments in securities, at value*† (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers(a)	$77,276,640	$665,571,687	$1,096,489,615
Affiliated issuers(b)	—	—	—
	77,276,640	665,571,687	1,096,489,615
Foreign currency(c)	—	991,160	228,659
Dividends and interest receivable	162,974	2,959,972	3,106,703
Receivable for securities sold	—	3,576,752	—
Receivable from Management—net (Note B)	9,246	—	—
Receivable for Fund shares sold	26,510	575,240	489,003
Receivable for securities lending income (Note A)	—	5,214	—
Prepaid expenses and other assets	36,522	44,968	43,658
Total Assets	77,511,892	673,724,993	1,100,357,638
Liabilities
Payable to investment manager—net (Note B)	30,449	510,209	415,436
Option contracts written, at value(d) (Note A)	—	—	304,010
Due to custodian	—	—	—
Payable for securities purchased	—	2,252,244	25,344,581
Payable for Fund shares redeemed	—	626,501	639,361
Payable to administrator—net (Note B)	—	21,278	224,317
Payable to trustees	5,273	4,558	4,194
Payable for audit fees	27,322	31,592	35,994
Payable for custodian and accounting fees	4,693	57,177	4,715
Payable for legal fees	7,519	7,519	4,623
Payable for cash collateral on loaned securities (Note A)	—	—	—
Accrued capital gains taxes (Note A)	—	2,901,563	—
Other accrued expenses and payables	4,535	84,100	70,962
Total Liabilities	79,791	6,496,741	27,048,193
Net Assets	$77,432,101	$667,228,252	$1,073,309,445

Net Assets consist of:
Paid-in capital	$58,815,163	$776,214,288	$809,854,403
Total distributable earnings/(losses)	18,616,938	(108,986,036)	263,455,042
Net Assets	$77,432,101	$667,228,252	$1,073,309,445
Net Assets
Investor Class	$—	$—	$—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	74,641,992	500,420,191	809,798,219
Class A	1,775,588	19,949,828	168,957,944
Class C	978,801	2,373,686	60,168,764
Class R3	—	623,379	542,494
Class R6	35,720	143,861,168	—
Class E	—	—	33,842,024

See Notes to Financial Statements

Focus Fund	Genesis Fund	Global Real Estate Fund	Greater China Equity Fund	International Equity Fund	International Select Fund	International Small Cap Fund
February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023

$597,585,096	$9,831,707,552	$6,466,237	$26,499,186	$1,052,457,008	$145,171,586	$3,248,514
—	398,108,658	—	—	—	—	—
597,585,096	10,229,816,210	6,466,237	26,499,186	1,052,457,008	145,171,586	3,248,514
11,246	—	4,182	423,942	104,654	12,299	56,582
1,634,444	5,997,785	10,205	91,635	4,206,152	699,637	13,957
—	5,164,697	—	214,783	742,634	—	—
—	—	19,726	22,756	—	—	38,995
—	8,330,858	—	—	1,421,328	39,171	458
21	—	—	—	6,755	151	117
60,344	112,779	29,556	18,906	645,083	49,499	40,030
599,291,151	10,249,422,329	6,529,906	27,271,208	1,059,583,614	145,972,343	3,398,653

249,194	5,217,108	4,115	24,295	518,957	61,350	2,185
—	—	—	—	—	—	—
70,595	—	—	100,976	5,464	—	—
783,774	21,856,238	—	133,991	435,812	61,002	—
—	4,228,247	—	14,383	118,696	154,840	—
126,768	1,216,143	—	—	121,447	198	—
4,718	543	5,344	5,316	4,190	5,207	5,344
33,074	34,529	25,676	28,494	32,942	31,437	27,890
12,260	74,446	2,830	5,203	37,784	7,712	14,889
7,519	8,382	7,520	4,453	8,382	7,520	7,519
—	—	—	—	16,042,834	2,459,156	29,870
—	—	—	—	—	—	—
83,653	669,520	3,036	5,181	71,202	11,109	2,179
1,371,555	33,305,156	48,521	322,292	17,397,710	2,799,531	89,876
$597,919,596	$10,216,117,173	$6,481,385	$26,948,916	$1,042,185,904	$143,172,812	$3,308,777

$607,993,763	$5,314,475,636	$7,055,257	$43,189,934	$1,044,171,492	$142,418,273	$3,491,276
(10,074,167)	4,901,641,537	(573,872)	(16,241,018)	(1,985,588)	754,539	(182,499)
$597,919,596	$10,216,117,173	$6,481,385	$26,948,916	$1,042,185,904	$143,172,812	$3,308,777

$545,048,974	$1,661,204,493	$—	$—	$70,872,162	$—	$—
30,309,432	1,074,076,609	—	—	22,630,970	4,765,720	—
1,019,576	111,007,392	—	—	—	—	—
18,889,462	2,641,224,660	5,841,017	25,169,210	867,173,156	132,772,468	2,684,896
2,394,361	—	458,397	1,759,526	11,307,487	3,437,288	218,068
257,791	—	181,971	20,180	4,373,726	634,339	119,913
—	—	—	—	—	1,333,239	—
—	4,584,613,758	—	—	34,292,637	229,758	285,900
—	143,990,261	—	—	31,535,766	—	—

Statements of Assets and Liabilities (Unaudited)  (cont’d)
Neuberger Berman Equity Funds

	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	February 28, 2023	February 28, 2023	February 28, 2023
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	4,310,356	29,462,335	63,765,269
Class A	102,224	1,170,266	13,368,342
Class C	56,806	141,221	4,791,687
Class R3	—	36,735	42,921
Class R6	2,061	8,473,397	—
Class E	—	—	2,662,791
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	17.32	16.99	12.70
Class R3	—	16.97	12.64
Class R6	17.33	16.98	—
Class E	—	—	12.71
Net Asset Value and redemption price per share
Class A	$17.37	$17.05	$12.64
Offering Price per share
Class A‡	$18.43	$18.09	$13.41
Net Asset Value and offering price per share
Class C^	$17.23	$16.81	$12.56
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—
*Cost of Investments:
(a) Unaffiliated issuers	$59,163,941	$660,716,307	$841,394,350
(b) Affiliated issuers	$—	$—	$—
Total cost of investments	$59,163,941	$660,716,307	$841,394,350
(c) Total cost of foreign currency	$—	$1,046,621	$230,205
(d) Premium received from option contracts written	$—	$—	$408,169

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Focus Fund	Genesis Fund	Global Real Estate Fund	Greater China Equity Fund	International Equity Fund	International Select Fund	International Small Cap Fund
February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023

25,116,505	28,437,350	—	—	6,077,568	—	—
1,404,536	18,446,794	—	—	1,940,129	393,009	—
47,529	1,936,924	—	—	—	—	—
867,461	45,133,439	584,772	2,880,139	74,295,938	10,989,673	214,147
111,106	—	46,122	200,602	965,633	286,320	17,530
12,467	—	18,485	2,317	379,144	54,251	10,000
—	—	—	—	—	112,199	—
—	78,391,962	—	—	2,934,312	19,017	22,806
—	2,460,701	—	—	2,692,341	—	—

$21.70	$58.42	$—	$—	$11.66	$—	$—
21.58	58.23	—	—	11.66	12.13	—
21.45	57.31	—	—	—	—	—
21.78	58.52	9.99	8.74	11.67	12.08	12.54
—	—	—	—	—	11.88	—
—	58.48	—	—	11.69	12.08	12.54
—	58.52	—	—	11.71	—	—

$21.55	$—	$9.94	$8.77	$11.71	$12.01	$12.44

$22.86	$—	$10.55	$9.31	$12.42	$12.74	$13.20

$20.68	$—	$9.84	$8.71	$11.54	$11.69	$11.99

$—	$—	$—	$—	$18,943,004	$2,573,803	$252,119

$550,309,634	$5,287,323,499	$6,766,788	$31,249,463	$1,020,190,024	$141,740,381	$3,249,034
$—	$402,104,484	$—	$—	$—	$—	$—
$550,309,634	$5,689,427,983	$6,766,788	$31,249,463	$1,020,190,024	$141,740,381	$3,249,034
$11,200	$—	$4,190	$423,154	$104,601	$12,277	$56,954
$—	$—	$—	$—	$—	$—	$—

Statements of Assets and Liabilities (Unaudited)  (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund**	Large Cap Value Fund
	February 28, 2023	February 28, 2023	February 28, 2023
Assets
Investments in securities, at value*† (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers(a)	$1,489,134,668	$1,588,619,362	$12,707,267,928
Affiliated issuers(b)	8,422,697	—	—
	1,497,557,365	1,588,619,362	12,707,267,928
Cash	—	—	6,043,927
Foreign currency(c)	—	—	—
Dividends and interest receivable	583,812	1,916,086	38,000,257
Receivable for securities sold	—	—	67,282,579
Receivable from Management—net (Note B)	—	—	—
Receivable for Fund shares sold	652,394	217,176	15,894,414
Receivable for securities lending income (Note A)	—	1,247	2,715
Prepaid expenses and other assets	53,274	136,624	512,912
Total Assets	1,498,846,845	1,590,890,495	12,835,004,732
Liabilities
Payable to investment manager—net (Note B)	857,236	609,575	4,088,391
Due to custodian	—	918	—
Payable for securities purchased	—	—	63,419,223
Payable for Fund shares redeemed	1,504,681	640,645	11,977,279
Payable to administrator—net (Note B)	201,027	323,329	1,981,850
Payable to trustees	3,941	3,471	429
Payable for audit fees	27,966	78,941	32,942
Payable for custodian and accounting fees	371	32,535	81,077
Payable for legal fees	7,574	—	9,665
Payable for cash collateral on loaned securities (Note A)	—	4,133,835	17,727,684
Other accrued expenses and payables	68,192	178,530	470,386
Total Liabilities	2,670,988	6,001,779	99,788,926
Net Assets	$1,496,175,857	$1,584,888,716	$12,735,215,806

Net Assets consist of:
Paid-in capital	$1,328,805,709	$1,135,689,771	$12,248,386,352
Total distributable earnings/(losses)	167,370,148	449,198,945	486,829,454
Net Assets	$1,496,175,857	$1,584,888,716	$12,735,215,806
Net Assets
Investor Class	$—	$1,332,569,978	$1,640,273,835
Trust Class	—	35,292,146	127,145,588
Advisor Class	—	206,060	137,074,425
Institutional Class	1,312,208,570	194,209,260	9,677,058,319
Class A	54,582,718	13,991,800	231,961,533
Class C	21,367,675	7,471,193	274,104,661
Class R3	—	894,917	9,277,722
Class R6	108,016,894	253,362	476,267,422
Class E	—	—	162,052,301

See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023

$1,514,436,947	$55,892,996	$258,651,778	$918,052,580	$349,694,824	$1,291,161,237	$6,200,454
—	—	—	—	—	—	—
1,514,436,947	55,892,996	258,651,778	918,052,580	349,694,824	1,291,161,237	6,200,454
—	—	—	—	—	—	—
—	—	—	—	—	321	—
858,004	47,167	360,135	618,269	140,006	2,675,483	9,252
25,785,016	—	694,936	—	5,072,501	—	—
—	10,385	—	1,555	10,771	—	22,646
825,605	2,083	253,427	668,588	603,770	438,494	54
—	—	—	—	9,580	—	—
91,262	38,137	32,711	59,017	61,587	58,859	33,980
1,541,996,834	55,990,768	259,992,987	919,400,009	355,593,039	1,294,334,394	6,266,386

584,012	24,127	87,341	581,083	219,285	509,126	3,397
—	—	—	—	—	—	—
11,599,386	—	2,358,463	—	12,564,745	—	—
2,159,429	23,865	222,170	802,326	987,492	821,376	—
208,206	—	43,212	—	—	271,518	—
3,738	5,291	5,009	4,294	5,010	3,878	5,341
30,446	24,915	26,478	31,603	28,462	30,445	26,204
18,516	4,620	6,839	20,069	6,432	22,178	4,232
10,852	10,186	8,436	8,381	10,721	7,760	13,536
—	—	—	—	2,116,966	—	—
143,423	8,633	19,837	92,310	43,074	125,459	2,811
14,758,008	101,637	2,777,785	1,540,066	15,982,187	1,791,740	55,521
$1,527,238,826	$55,889,131	$257,215,202	$917,859,943	$339,610,852	$1,292,542,654	$6,210,865

$1,363,549,147	$45,883,056	$94,820,849	$1,010,740,548	$361,203,001	$778,021,495	$6,777,225
163,689,679	10,006,075	162,394,353	(92,880,605)	(21,592,149)	514,521,159	(566,360)
$1,527,238,826	$55,889,131	$257,215,202	$917,859,943	$339,610,852	$1,292,542,654	$6,210,865

$455,824,029	$33,521,169	$—	$—	$61,594,581	$335,730,496	$—
38,067,451	6,118,755	—	102,215,558	3,999,059	100,924,915	—
6,836,397	—	—	—	2,184,871	—	—
452,507,451	13,496,966	135,865,473	568,005,066	158,325,280	525,403,395	6,064,672
37,705,779	1,179,657	34,212,730	66,150,244	18,299,543	129,818,894	117,703
6,185,647	897,511	13,017,634	8,402,545	4,157,750	32,575,182	28,490
9,279,518	645,162	—	15,167,766	7,662,283	15,094,765	—
520,832,554	29,911	—	140,424,337	83,387,485	152,995,007	—
—	—	74,119,365	17,494,427	—	—	—

Statements of Assets and Liabilities (Unaudited)  (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund**	Large Cap Value Fund
	February 28, 2023	February 28, 2023	February 28, 2023
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	66,063,809	38,640,480
Trust Class	—	1,758,443	2,991,689
Advisor Class	—	10,446	3,222,675
Institutional Class	67,551,804	9,603,999	228,259,221
Class A	2,862,685	698,487	5,459,614
Class C	1,163,428	387,800	6,452,073
Class R3	—	45,275	218,739
Class R6	5,529,615	12,520	11,223,847
Class E	—	—	3,815,949
Net Asset Value, offering and redemption price per share
Investor Class	$—	$20.17	$42.45
Trust Class	—	20.07	42.50
Advisor Class	—	19.73	42.53
Institutional Class	19.43	20.22	42.40
Class R3	—	19.77	42.41
Class R6	19.53	20.24	42.43
Class E	—	—	42.47
Net Asset Value and redemption price per share
Class A	$19.07	$20.03	$42.49
Offering Price per share
Class A‡	$20.23	$21.25	$45.08
Net Asset Value and offering price per share
Class C^	$18.37	$19.27	$42.48
†Securities on loan, at value:
Unaffiliated issuers	$—	$4,015,018	$36,341,961
*Cost of Investments:
(a) Unaffiliated issuers	$1,293,462,617	$1,147,126,145	$11,917,172,623
(b) Affiliated issuers	$28,229,863	$—	$—
Total cost of investments	$1,321,692,480	$1,147,126,145	$11,917,172,623
(c) Total cost of foreign currency	$—	$—	$—

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023

32,941,046	1,364,212	—	—	1,622,128	9,379,980	—
2,757,500	249,085	—	7,962,658	105,769	2,818,327	—
497,555	—	—	—	57,950	—	—
32,615,359	550,046	14,670,636	44,070,490	4,160,696	14,723,062	647,408
2,736,582	47,984	3,691,650	5,152,338	484,069	3,631,957	12,639
455,428	36,953	1,467,740	652,184	111,516	934,363	3,102
676,870	26,291	—	1,183,912	203,610	422,908	—
37,471,431	1,220	—	10,900,348	2,187,227	4,289,788	—
—	—	8,034,731	1,357,322	—	—	—

$13.84	$24.57	$—	$—	$37.97	$35.79	$—
13.81	24.56	—	12.84	37.81	35.81	—
13.74	—	—	—	37.70	—	—
13.87	24.54	9.26	12.89	38.05	35.69	9.37
13.71	24.54	—	12.81	37.63	35.69	—
13.90	24.53	—	12.88	38.12	35.66	—
—	—	9.22	12.89	—	—	—

$13.78	$24.58	$9.27	$12.84	$37.80	$35.74	$9.31

$14.62	$26.08	$9.84	$13.62	$40.11	$37.92	$9.88

$13.58	$24.29	$8.87	$12.88	$37.28	$34.86	$9.18

$—	$—	$—	$—	$2,234,444	$—	$—

$1,329,449,874	$46,137,657	$153,231,377	$1,020,273,804	$327,319,192	$810,499,874	$6,146,937
$—	$—	$—	$—	$—	$—	$—
$1,329,449,874	$46,137,657	$153,231,377	$1,020,273,804	$327,319,192	$810,499,874	$6,146,937
$—	$—	$—	$—	$—	$322	$—

Statements of Operations (Unaudited)
Neuberger Berman Equity Funds
	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$668,629	$6,863,237	$17,567,825
Dividend income—affiliated issuers (Note F)	—	—	—
Interest and other income—unaffiliated issuers	44,380	257,485	486,170
Income from securities loaned—net	—	9,006	—
Foreign taxes withheld	(4,499)	(592,546)	(161,296)
Total income	$708,510	$6,537,182	$17,892,699
Expenses:
Investment management fees (Note B)	179,763	3,400,267	2,758,569
Administration fees (Note B):
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	51,980	409,495	615,621
Class A	2,170	24,809	221,710
Class C	1,162	3,733	83,094
Class R3	—	824	732
Class R6	9	31,965	—
Distribution fees (Note B):
Trust Class	—	—	—
Advisor Class	—	—	—
Class A	2,087	23,855	213,183
Class C	4,469	14,358	319,593
Class R3	—	1,585	1,408
Shareholder servicing agent fees:
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	296	53,514	2,982
Class A	480	2,604	3,857
Class C	74	193	1,108
Class R3	—	414	111
Class R6	57	802	—
Class E	—	—	54
Audit fees	21,886	26,418	28,209
Custodian and accounting fees	29,208	369,834	65,694
Insurance	1,005	13,667	16,310
Legal fees	28,916	28,916	39,885
Registration and filing fees	32,274	46,075	49,619
Shareholder reports	677	13,202	55,233
Trustees' fees and expenses	20,975	21,014	21,025
Interest	—	32,990	—
Miscellaneous and other fees (Note A)	5,948	54,431	35,075
Total expenses	383,436	4,574,965	4,533,072

See Notes to Financial Statements

Focus Fund	Genesis Fund	Global Real Estate Fund	Greater China Equity Fund	International Equity Fund	International Select Fund	International Small Cap Fund
For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023

$2,261,858	$52,559,742	$70,666	$146,689	$7,020,152	$797,661	$20,533
—	1,564,681	—	—	—	—	—
580,230	2,877,314	3,683	650	292,404	43,254	3,175
3,330	—	—	—	85,120	7,897	1,188
(65,557)	(114,982)	(2,674)	(2,519)	(381,904)	(45,494)	(1,841)
$2,779,861	$56,886,755	$71,675	$144,820	$7,015,772	$803,318	$23,055

1,545,217	32,313,759	17,804	155,551	4,197,740	364,872	13,293

687,726	2,096,608	—	—	88,131	—	—
60,215	1,982,777	—	—	43,675	9,132	—
1,929	211,774	—	—	—	—	—
13,812	1,905,644	2,864	19,876	654,283	92,136	1,911
2,806	—	573	2,289	14,556	4,148	261
297	—	248	25	5,865	737	148
—	—	—	—	—	1,657	—
—	1,092,061	—	—	7,579	59	66

15,054	—	—	—	—	2,283	—
1,205	132,359	—	—	—	—	—
2,699	—	551	2,202	13,996	3,989	251
1,142	—	954	96	22,558	2,834	569
—	—	—	—	—	3,186	—

109,859	344,660	—	—	29,761	—	—
1,365	3,546	—	—	1,372	3,121	—
1,216	2,892	—	—	—	—	—
264	7,927	145	260	3,287	399	110
242	—	263	1,449	1,171	275	190
95	—	78	74	309	199	58
—	—	—	—	—	237	—
—	7,386	—	—	648	73	74
—	54	—	—	54	—	—
26,545	28,784	20,976	22,275	27,197	26,002	22,406
53,342	443,121	34,049	36,436	115,426	46,303	61,722
9,403	140,268	65	534	19,544	2,210	45
28,916	29,124	28,916	42,288	29,124	28,916	28,916
56,729	93,508	25,055	26,394	52,883	56,681	34,465
19,320	277,957	1,081	453	19,624	2,507	1,268
21,001	26,936	20,973	20,975	21,028	20,979	20,973
113	—	—	1,570	21,984	2,266	145
25,384	301,569	3,375	4,510	61,709	11,473	3,667
2,685,896	41,442,714	157,970	337,257	5,453,504	686,674	190,538

Statements of Operations (Unaudited) (cont’d)
Neuberger Berman Equity Funds

	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023
Expenses reimbursed by Management (Note B)	(126,540)	(203,246)	—
Investment management fees waived (Note B)	—	—	(82,245)
Total net expenses	256,896	4,371,719	4,450,827
Net investment income/(loss)	$451,614	$2,165,463	$13,441,872

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	2,120,907	(27,373,342)*	7,073,640
Transactions in investment securities of affiliated issuers	—	—	—
Redemption in-kind	—	—	—
Settlement of foreign currency transactions	(591)	(479,528)	13,137
Expiration or closing of option contracts written	—	—	890,515
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	1,341,692	(7,104,328)**	(19,013,173)
Investment securities of affiliated issuers	—	—	—
Foreign currency translations	885	(38,767)	(6,058)
Option contracts written	—	—	151,304
Net gain/(loss) on investments	3,462,893	(34,995,965)	(10,890,635)
Net increase/(decrease) in net assets resulting from operations	$3,914,507	$(32,830,502)	$2,551,237

*	Net of foreign capital gains tax of $1,208,273 for Emerging Markets Equity.
**	Change in accrued foreign capital gains tax amounted to $2,287,879 for Emerging Markets Equity.
See Notes to Financial Statements

Focus Fund	Genesis Fund	Global Real Estate Fund	Greater China Equity Fund	International Equity Fund	International Select Fund	International Small Cap Fund
For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023
(2,032)	—	(133,765)	(119,837)	(208,989)	(130,250)	(173,018)
—	(440,422)	—	—	(759,723)	—	—
2,683,864	41,002,292	24,205	217,420	4,484,792	556,424	17,520
$95,997	$15,884,463	$47,470	$(72,600)	$2,530,980	$246,894	$5,535

(39,230,349)	245,127,296	(234,271)	(4,631,051)	(32,513,082)	(2,220,437)	(166,548)
—	(286,784)	—	—	—	—	—
—	142,772,313	—	—	—	—	—
(7,376)	482	(4,384)	(18,078)	125,323	33,775	(5,274)
—	—	—	—	—	—	—

56,138,399	116,406,891	82,773	4,343,157	130,239,666	14,798,965	434,267
—	4,014,276	—	—	—	—	—
12,700	—	(46)	3,630	123,914	27,051	4,185
—	—	—	—	—	—	—
16,913,374	508,034,474	(155,928)	(302,342)	97,975,821	12,639,354	266,630
$17,009,371	$523,918,937	$(108,458)	$(374,942)	$100,506,801	$12,886,248	$272,165

Statements of Operations (Unaudited) (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund(a)	Large Cap Value Fund
	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$4,744,216	$8,458,653	$141,949,541
Interest and other income—unaffiliated issuers	1,552,794	257,610	9,315,842
Income from securities loaned—net	—	30,130	133,938
Foreign taxes withheld	—	(6,228)	(195,737)
Total income	$6,297,010	$8,740,165	$151,203,584
Expenses:
Investment management fees (Note B)	5,092,336	3,827,184	24,286,243
Administration fees (Note B):
Investor Class	—	1,716,091	2,100,372
Trust Class	—	69,675	242,364
Advisor Class	—	1,069	275,557
Institutional Class	904,978	145,885	6,561,974
Class A	64,488	16,653	279,976
Class C	25,789	5,052	325,733
Class R3	—	1,193	11,653
Class R6	25,016	53	98,499
Distribution fees (Note B):
Trust Class	—	17,419	60,591
Advisor Class	—	668	172,223
Class A	62,007	16,012	269,207
Class C	99,189	19,430	1,252,818
Class R3	—	2,294	22,409
Shareholder servicing agent fees:
Investor Class	—	259,947	331,865
Trust Class	—	1,392	1,744
Advisor Class	—	1,137	1,953
Institutional Class	9,591	945	24,669
Class A	3,310	558	18,404
Class C	612	128	5,536
Class R3	—	100	732
Class R6	405	53	3,731
Class E	—	—	54
Audit fees	22,531	43,507	27,197
Blocker administration fees	—	1,243	—
Custodian and accounting fees	131,668	92,574	542,354
Insurance	19,119	24,283	137,946
Legal fees	28,971	44,416	31,278
Registration and filing fees	104,392	84,351	508,380
Repayment to Management of expenses previously assumed by Management (Note B)	12,280	34	—
Shareholder reports	80,722	39,696	317,962
Trustees' fees and expenses	21,036	21,137	27,959
Interest	215	22,647	8,916
Miscellaneous and other fees (Note A)	41,306	55,382	275,620
Total expenses	6,749,961	6,532,208	38,225,919

See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023

$4,799,231	$548,221	$1,763,467	$17,765,314	$550,097	$7,862,601	$36,756
966,777	1,577	27,453	372,855	272,229	27,616	2,577
—	—	—	—	15,670	—	—
(17,193)	(1,042)	(20,373)	(7,488)	—	—	(874)
$5,748,815	$548,756	$1,770,547	$18,130,681	$837,996	$7,890,217	$38,459

3,679,297	148,375	872,307	3,877,499	1,340,581	3,298,679	20,798

582,291	42,210	—	—	78,190	430,088	—
85,863	11,884	—	214,647	7,454	204,246	—
14,509	—	—	—	4,632	—	—
330,140	9,649	127,803	461,758	109,448	420,405	4,352
47,985	1,449	47,991	88,644	23,233	167,710	146
8,476	1,137	18,140	11,754	5,279	44,124	36
11,756	858	—	19,563	7,459	20,727	—
127,096	7	—	34,287	19,965	38,985	—

—	2,971	—	53,662	1,864	51,062	—
9,068	—	—	—	2,895	—	—
46,139	1,393	46,145	85,234	22,339	161,260	140
32,599	4,374	69,770	45,208	20,304	169,707	137
22,608	1,650	—	37,621	14,344	39,859	—

101,933	10,532	—	—	27,336	95,631	—
1,316	1,457	—	8,620	1,293	2,765	—
303	—	—	—	1,337	—	—
2,684	298	1,562	5,242	1,856	3,292	97
1,775	280	2,356	3,849	3,715	3,072	93
316	106	641	826	188	1,003	62
955	147	—	1,442	670	749	—
5,989	53	—	6,192	1,475	3,530	—
—	—	54	54	—	—	—
25,011	20,525	21,043	25,858	23,027	25,010	21,814
—	—	—	—	—	—	—
86,847	31,335	35,407	71,086	40,008	83,089	25,761
23,459	807	5,476	18,008	4,326	21,535	78
29,426	28,470	29,178	29,124	28,926	31,416	33,962
130,234	58,697	28,916	92,285	73,090	62,936	25,606
—	—	—	—	—	—	—
53,621	4,167	9,768	87,172	13,725	45,921	—
21,048	20,975	20,989	21,027	20,988	21,041	20,973
225	78	14,375	—	—	26,916	—
52,198	6,249	13,693	38,405	16,470	47,450	3,274
5,535,167	410,133	1,365,614	5,339,067	1,916,417	5,522,208	157,329

Statements of Operations (Unaudited) (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund(a)	Large Cap Value Fund
	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023
Expenses reimbursed by Management (Note B)	—	(285)	—
Investment management fees waived (Note B)	—	—	(321,828)
Total net expenses	6,749,961	6,531,923	37,904,091
Net investment income/(loss)	$(452,951)	$2,208,242	$113,299,493

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(1,732,749)	17,625,326	(178,107,071)
Settlement of foreign currency transactions	—	—	—
Expiration or closing of option contracts written	—	192,376	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	90,260,608	(53,373,209)	633,095,355
Investment securities of affiliated issuers	(3,279,634)	—	—
Foreign currency translations	—	—	—
Net gain/(loss) on investments	85,248,225	(35,555,507)	454,988,284
Net increase/(decrease) in net assets resulting from operations	$84,795,274	$(33,347,265)	$568,287,777

(a)	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023
—	(142,967)	—	(951,244)	(396,547)	—	(130,109)
—	—	(213,480)	(67,832)	—	—	—
5,535,167	267,166	1,152,134	4,319,991	1,519,870	5,522,208	27,220
$213,648	$281,590	$618,413	$13,810,690	$(681,874)	$2,368,009	$11,239

10,656,688	385,358	55,474,293	23,148,225	(26,475,212)	64,641,351	17,152
(187)	—	—	—	—	1,522	6
—	—	—	—	—	—	—

(26,136,795)	1,899,573	(47,252,673)	(124,528,313)	28,129,398	(51,683,256)	307,461
—	—	—	—	—	—	—
830	—	—	—	—	42,135	—
(15,479,464)	2,284,931	8,221,620	(101,380,088)	1,654,186	13,001,752	324,619
$(15,265,816)	$2,566,521	$8,840,033	$(87,569,398)	$972,312	$15,369,761	$335,858

Statements of Changes in Net Assets
Neuberger Berman Equity Funds
	Dividend Growth Fund		Emerging Markets Equity Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$451,614	$794,828	$2,165,463	$14,986,485
Net realized gain/(loss) on investments	2,120,316	241,663	(27,852,870)	(51,398,398)
Change in net unrealized appreciation/(depreciation) of investments	1,342,577	(8,608,289)	(7,143,095)	(271,223,831)
Net increase/(decrease) in net assets resulting from operations	3,914,507	(7,571,798)	(32,830,502)	(307,635,744)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(2,759,628)	(2,499,888)	(2,288,362)	(9,669,709)
Class A	(63,823)	(42,586)	(41,016)	(212,772)
Class C	(27,828)	(34,444)	—	(30,600)
Class R3	—	—	—	(5,122)
Class R6	(1,473)	(1,484)	(628,776)	(3,216,808)
Class E	—	—	—	—
Total distributions to shareholders	(2,852,752)	(2,578,402)	(2,958,154)	(13,135,011)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	7,742,464	15,113,607	75,891,770	220,166,318
Class A	165,500	610,251	4,215,240	8,516,327
Class C	121,850	130,255	29,667	183,721
Class R3	—	—	70,483	192,374
Class R6	—	—	36,639,907	17,880,403
Class E	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	2,759,628	2,499,888	942,041	4,082,970
Class A	63,287	42,140	24,634	120,780
Class C	27,530	34,113	—	16,433
Class R3	—	—	—	4,489
Class R6	—	—	628,348	3,215,649
Class E	—	—	—	—

See Notes to Financial Statements

Equity Income Fund		Focus Fund		Genesis Fund		Global Real Estate Fund
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022

$13,441,872	$25,857,057	$95,997	$(93,968)	$15,884,463	$4,267,169	$47,470	$43,631
7,977,292	68,761,204	(39,237,725)	33,841,010	387,613,307	1,210,403,079	(238,655)	362,164
(18,867,927)	(92,583,311)	56,151,099	(302,781,405)	120,421,167	(2,986,725,074)	82,727	(1,073,506)
2,551,237	2,034,950	17,009,371	(269,034,363)	523,918,937	(1,772,054,826)	(108,458)	(667,711)

—	—	(278,198)	(136,402,309)	(157,467,474)	(210,590,154)	—	—
—	—	—	(8,284,726)	(96,872,691)	(130,343,708)	—	—
—	—	—	(329,117)	(10,450,077)	(14,473,125)	—	—
(51,085,385)	(94,576,655)	(39,253)	(4,828,673)	(246,894,989)	(355,585,655)	(279,952)	(236,062)
(10,578,381)	(18,543,833)	—	(483,064)	—	—	(23,928)	(22,530)
(3,629,867)	(7,577,516)	—	(111,038)	—	—	(9,506)	(17,690)
(35,185)	(58,479)	—	—	—	—	—	—
—	—	—	—	(437,617,948)	(577,582,834)	—	—
(2,101,607)	(514,706)	—	—	(14,027,624)	—	—	—
(67,430,425)	(121,271,189)	(317,451)	(150,438,927)	(963,330,803)	(1,288,575,476)	(313,386)	(276,282)

—	—	659,290	3,923,521	45,965,166	101,204,610	—	—
—	—	45,424	474,776	75,140,409	74,242,574	—	—
—	—	70,558	512,955	7,939,777	11,554,468	—	—
84,414,042	186,553,982	2,868,128	11,819,673	483,814,105	538,949,248	4,092,105	1,538,533
16,492,721	20,860,780	241,898	296,104	—	—	194,714	86,211
815,129	2,083,562	70,431	22,350	—	—	—	21,573
102,858	179,617	—	—	—	—	—	—
—	—	—	—	230,913,815	590,614,756	—	—
3,075,951	35,374,131	—	—	7,760,667	160,192,765	—	—

—	—	252,298	125,304,527	152,259,267	203,748,253	—	—
—	—	—	8,241,192	96,363,069	129,704,902	—	—
—	—	—	328,694	10,242,972	13,984,630	—	—
46,047,029	85,542,072	38,610	4,738,106	222,016,028	321,339,017	279,952	236,062
7,976,991	13,812,516	—	464,724	—	—	17,004	20,446
3,428,353	7,204,351	—	106,757	—	—	1,942	16,643
35,185	58,480	—	—	—	—	—	—
—	—	—	—	436,411,049	576,427,588	—	—
2,101,608	514,706	—	—	14,027,624	—	—	—

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Dividend Growth Fund		Emerging Markets Equity Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022
Payments for shares redeemed:
Investor Class	$—	$—	$—	$—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(4,644,661)	(8,397,568)	(201,618,048)	(304,832,175)
Class A	(106,700)	(185,739)	(2,503,766)	(14,967,150)
Class C	(50,296)	(491,119)	(1,000,612)	(1,850,840)
Class R3	—	—	(91,787)	(144,384)
Class R6	—	—	(36,641,433)	(88,786,933)
Class E	—	—	—	—
Net increase/(decrease) from Fund share transactions	6,078,602	9,355,828	(123,413,556)	(156,202,018)
Net Increase/(Decrease) in Net Assets	7,140,357	(794,372)	(159,202,212)	(476,972,773)
Net Assets:
Beginning of period	70,291,744	71,086,116	826,430,464	1,303,403,237
End of period	$77,432,101	$70,291,744	$667,228,252	$826,430,464
See Notes to Financial Statements

Equity Income Fund		Focus Fund		Genesis Fund		Global Real Estate Fund
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022

$—	$—	$(24,077,437)	$(61,579,212)	$(129,974,045)	$(240,595,196)	$—	$—
—	—	(2,444,306)	(7,158,880)	(61,746,514)	(229,615,864)	—	—
—	—	(54,671)	(1,057,879)	(10,878,198)	(30,439,941)	—	—
(106,818,860)	(245,596,003)	(3,624,317)	(10,523,531)	(524,134,513)	(996,777,698)	(974,009)	(1,815,587)
(15,686,870)	(32,215,109)	(16,133)	(211,653)	—	—	(11,483)	(32,508)
(7,874,013)	(17,190,006)	(84,759)	(252,234)	—	—	(34,745)	(7,314)
(99,155)	(215,555)	—	—	—	—	—	—
—	—	—	—	(344,144,564)	(1,109,692,772)	—	—
(1,434,428)	(1,461,011)	—	—	(5,571,724)	(6,243,080)	—	—
32,576,541	55,506,513	(26,054,986)	75,449,990	706,404,390	108,598,260	3,565,480	64,059
(32,302,647)	(63,729,726)	(9,363,066)	(344,023,300)	266,992,524	(2,952,032,042)	3,143,636	(879,934)

1,105,612,092	1,169,341,818	607,282,662	951,305,962	9,949,124,649	12,901,156,691	3,337,749	4,217,683
$1,073,309,445	$1,105,612,092	$597,919,596	$607,282,662	$10,216,117,173	$9,949,124,649	$6,481,385	$3,337,749

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Greater China Equity Fund		International Equity Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(72,600)	$255,296	$2,530,980	$20,520,285
Net realized gain/(loss) on investments	(4,649,129)	(2,725,353)	(32,387,759)	111,826,063
Change in net unrealized appreciation/(depreciation) of investments	4,346,787	(14,293,048)	130,363,580	(622,886,808)
Net increase/(decrease) in net assets resulting from operations	(374,942)	(16,763,105)	100,506,801	(490,540,460)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	(3,437,897)	(10,429,269)
Trust Class	—	—	(1,103,302)	(3,197,489)
Advisor Class	—	—	—	—
Institutional Class	(217,506)	(3,174,613)	(43,553,898)	(179,015,926)
Class A	(6,050)	(173,090)	(562,854)	(1,771,871)
Class C	—	(8,089)	(196,788)	(784,476)
Class R3	—	—	—	—
Class R6	—	—	(1,667,384)	(8,501,484)
Class E	—	—	(1,646,328)	—
Total distributions to shareholders	(223,556)	(3,355,792)	(52,168,451)	(203,700,515)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	743,984	1,822,315
Trust Class	—	—	477,128	2,259,414
Advisor Class	—	—	—	—
Institutional Class	65,000	253,136	103,637,627	214,499,849
Class A	—	8	1,353,613	5,644,865
Class C	—	—	272,049	673,087
Class R3	—	—	—	—
Class R6	—	—	5,512,210	7,728,572
Class E	—	—	1,903,922	40,693,499
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	3,238,543	10,032,044
Trust Class	—	—	968,124	2,876,056
Advisor Class	—	—	—	—
Institutional Class	209,071	2,816,308	33,895,492	143,209,921
Class A	5,329	154,277	362,380	1,066,885
Class C	—	6,854	151,429	557,232
Class R3	—	—	—	—
Class R6	—	—	1,666,263	8,494,315
Class E	—	—	1,646,328	—

See Notes to Financial Statements

International Select Fund		International Small Cap Fund		Intrinsic Value Fund		Large Cap Growth Fund(a)
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022

$246,894	$2,325,987	$5,535	$21,604	$(452,951)	$(5,155,957)	$2,208,242	$2,228,139
(2,186,662)	9,877,792	(171,822)	155,394	(1,732,749)	85,579,674	17,817,702	127,842,840
14,826,016	(62,054,551)	438,452	(1,471,293)	86,980,974	(314,785,000)	(53,373,209)	(482,041,636)
12,886,248	(49,850,772)	272,165	(1,294,295)	84,795,274	(234,361,283)	(33,347,265)	(351,970,657)

—	—	—	—	—	—	(80,242,616)	(178,778,865)
(215,443)	(617,925)	—	—	—	—	(2,101,696)	(5,157,067)
—	—	—	—	—	—	(12,116)	(803,272)
(6,195,661)	(16,820,411)	(125,152)	(153,718)	(42,990,141)	(68,079,133)	(10,617,448)	(21,508,014)
(151,903)	(472,995)	(9,979)	(22,055)	(1,818,245)	(3,376,608)	(808,173)	(998,244)
(23,059)	(79,782)	(6,054)	(7,399)	(746,500)	(1,392,641)	(217,408)	(318,626)
(57,393)	(158,470)	—	—	—	—	(74,404)	(44,453)
(11,271)	(32,119)	(13,641)	(16,608)	(3,543,265)	(6,363,138)	(15,311)	(21,550)
—	—	—	—	—	—	—	—
(6,654,730)	(18,181,702)	(154,826)	(199,780)	(49,098,151)	(79,211,520)	(94,089,172)	(207,630,091)

—	—	—	—	—	—	3,781,538	12,090,062
25,532	108,863	—	—	—	—	426,406	1,831,935
—	—	—	—	—	—	9,946	476,229
10,372,969	40,164,115	24,986	1,040,993	276,178,343	766,429,770	39,296,745	121,088,768
279,636	1,275,263	608,897	68,718	9,606,476	29,809,963	2,781,538	9,090,730
70,978	372,325	—	—	2,233,522	10,993,145	4,889,811	1,498,605
173,881	243,570	—	—	—	—	1,232,084	141,052
15,687	92,786	18,832	20,837	1,368,832	42,911,494	91,827	6,563
—	—	—	—	—	—	—	—

—	—	—	—	—	—	74,889,100	167,191,877
205,399	586,702	—	—	—	—	2,086,841	5,115,567
—	—	—	—	—	—	12,013	803,272
6,061,633	16,443,850	125,152	153,718	39,209,852	61,512,157	10,566,804	21,389,349
86,028	269,105	3,709	14,125	1,544,431	2,926,485	755,925	906,616
14,285	50,177	—	—	616,432	1,191,735	216,421	308,662
57,393	158,470	—	—	—	—	71,220	43,179
246	4,539	1,533	—	3,481,052	6,266,107	13,415	17,091
—	—	—	—	—	—	—	—

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Greater China Equity Fund		International Equity Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022
Payments for shares redeemed:
Investor Class	$—	$—	$(3,923,408)	$(10,242,547)
Trust Class	—	—	(1,671,890)	(4,138,726)
Advisor Class	—	—	—	—
Institutional Class	(6,897,671)	(12,996,637)	(264,624,841)	(451,450,624)
Class A	(149,068)	(742,060)	(2,025,600)	(55,770,603)
Class C	—	(116,313)	(1,179,958)	(1,596,172)
Class R3	—	—	—	—
Class R6	—	—	(1,941,891)	(53,711,424)
Class E	—	—	(1,397,366)	(3,240,142)
Net increase/(decrease) from Fund share transactions	(6,767,339)	(10,624,427)	(120,935,862)	(140,592,184)
Net Increase/(Decrease) in Net Assets	(7,365,837)	(30,743,324)	(72,597,512)	(834,833,159)
Net Assets:
Beginning of period	34,314,753	65,058,077	1,114,783,416	1,949,616,575
End of period	$26,948,916	$34,314,753	$1,042,185,904	$1,114,783,416

(a)	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

International Select Fund		International Small Cap Fund		Intrinsic Value Fund		Large Cap Growth Fund(a)
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022

$—	$—	$—	$—	$—	$—	$(48,501,653)	$(105,998,207)
(216,992)	(479,631)	—	—	—	—	(2,067,925)	(7,884,493)
—	—	—	—	—	—	(1,949,023)	(4,965,779)
(9,346,039)	(26,280,916)	(236,159)	(117,404)	(239,427,261)	(328,320,558)	(83,642,590)	(40,316,145)
(190,775)	(1,240,458)	(602,169)	(264,372)	(6,802,751)	(22,825,893)	(913,377)	(4,958,374)
(20,024)	(387,370)	—	—	(2,227,949)	(4,898,169)	(552,455)	(631,132)
(182,062)	(459,092)	—	—	—	—	(770,921)	(23,459)
(47,227)	(974,414)	(5,838)	(46)	(787,383)	(10,140,938)	(5,979)	(8,600)
—	—	—	—	—	—	—	—
7,360,548	29,947,884	(61,057)	916,569	84,993,596	555,855,298	2,717,711	177,213,368
13,592,066	(38,084,590)	56,282	(577,506)	120,690,719	242,282,495	(124,718,726)	(382,387,380)

129,580,746	167,665,336	3,252,495	3,830,001	1,375,485,138	1,133,202,643	1,709,607,442	2,091,994,822
$143,172,812	$129,580,746	$3,308,777	$3,252,495	$1,496,175,857	$1,375,485,138	$1,584,888,716	$1,709,607,442

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Large Cap Value Fund		Mid Cap Growth Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$113,299,493	$169,414,065	$213,648	$(2,841,071)
Net realized gain/(loss) on investments	(178,107,071)	(84,493,557)	10,656,501	120,693,741
Change in net unrealized appreciation/(depreciation) of investments	633,095,355	(707,815,789)	(26,135,965)	(644,297,451)
Net increase/(decrease) in net assets resulting from operations	568,287,777	(622,895,281)	(15,265,816)	(526,444,781)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(25,667,868)	(79,869,457)	(20,409,828)	(94,164,177)
Trust Class	(1,656,907)	(5,348,605)	(1,886,780)	(14,613,610)
Advisor Class	(1,693,906)	(6,380,433)	(344,904)	(1,630,520)
Institutional Class	(159,027,306)	(259,813,461)	(19,973,419)	(64,686,823)
Class A	(2,908,992)	(7,290,938)	(1,682,755)	(6,369,020)
Class C	(1,554,942)	(5,993,385)	(287,641)	(1,799,949)
Class R3	(106,777)	(195,609)	(404,486)	(2,379,066)
Class R6	(7,029,355)	(12,246,115)	(23,068,198)	(99,981,072)
Class E	(3,530,987)	—	—	—
Tax return of capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Total distributions to shareholders	(203,177,040)	(377,138,003)	(68,058,011)	(285,624,237)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	86,411,852	155,089,826	1,446,606	4,297,779
Trust Class	15,094,633	40,269,978	1,444,772	7,233,713
Advisor Class	7,872,450	29,852,317	586,292	2,230,687
Institutional Class	3,353,394,097	6,285,255,626	30,929,423	250,262,489
Class A	59,993,774	140,351,829	4,133,032	16,434,847
Class C	61,447,326	157,027,737	210,916	574,211
Class R3	4,079,312	6,868,851	561,752	2,272,855
Class R6	177,783,394	449,415,419	48,203,909	119,621,281
Class E	10,376,614	165,979,332	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	24,586,220	76,831,816	19,507,145	90,001,157
Trust Class	1,582,555	5,155,956	1,882,214	14,591,224
Advisor Class	1,614,247	6,133,382	250,268	1,181,490
Institutional Class	142,010,719	228,259,242	19,784,226	63,581,241
Class A	1,856,617	4,083,769	1,522,568	5,450,366
Class C	1,184,494	4,504,520	285,731	1,719,385
Class R3	106,018	193,310	395,064	2,347,697
Class R6	5,831,814	11,737,178	21,873,455	94,926,348
Class E	3,530,987	—	—	—

See Notes to Financial Statements

Mid Cap Intrinsic Value Fund		Multi-Cap Opportunities Fund		Real Estate Fund		Small Cap Growth Fund
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022

$281,590	$494,266	$618,413	$1,273,032	$13,810,690	$11,349,254	$(681,874)	$(2,111,651)
385,358	5,411,981	55,474,293	116,732,127	23,148,225	99,766,521	(26,475,212)	(15,496,511)
1,899,573	(7,787,076)	(47,252,673)	(182,950,963)	(124,528,313)	(252,274,950)	28,129,398	(63,277,164)
2,566,521	(1,880,829)	8,840,033	(64,945,804)	(87,569,398)	(141,159,175)	972,312	(80,885,326)

(287,713)	(200,175)	—	—	—	—	—	(13,252,492)
(37,102)	(16,858)	—	—	(10,702,657)	(6,173,221)	—	(813,679)
—	—	—	—	—	—	—	(594,336)
(126,524)	(110,063)	(37,060,949)	(118,597,894)	(60,599,737)	(34,780,310)	—	(37,037,913)
(6,436)	(3,489)	(8,086,525)	(13,620,305)	(7,017,345)	(3,525,707)	—	(3,937,846)
(517)	—	(3,263,173)	(6,605,137)	(861,825)	(394,612)	—	(981,790)
(2,477)	(589)	—	—	(1,479,627)	(800,006)	—	(927,836)
(319)	(214)	—	—	(13,977,747)	(7,642,072)	—	(8,436,522)
—	—	(17,374,016)	—	(1,749,915)	(274,847)	—	—

—	—	—	—	—	—	—	(5,639)
—	—	—	—	—	—	—	(346)
—	—	—	—	—	—	—	(253)
—	—	—	—	—	—	—	(15,760)
—	—	—	—	—	—	—	(1,676)
—	—	—	—	—	—	—	(418)
—	—	—	—	—	—	—	(3,588)
—	—	—	—	—	—	—	(396)
(461,088)	(331,388)	(65,784,663)	(138,823,336)	(96,388,853)	(53,590,775)	—	(66,010,490)

467,766	1,057,233	—	—	—	—	545,935	1,106,128
26,204	105,959	—	—	4,111,385	19,158,056	266,688	128,516
—	—	—	—	—	—	61,125	155,473
355,954	4,138,358	14,445,357	38,380,265	86,721,885	440,742,041	47,012,649	63,195,920
75,914	143,472	2,804,425	10,077,120	9,905,979	33,900,502	2,241,686	3,604,892
13,901	136,984	469,059	1,980,028	476,948	3,475,220	411,695	413,978
21,245	126,870	—	—	1,327,193	5,244,577	2,630,635	1,991,946
—	—	—	—	20,196,636	61,643,170	19,902,545	54,162,673
—	—	2,360,063	90,710,866	1,786,874	23,747,158	—	—

267,112	189,687	—	—	—	—	—	12,896,511
36,494	16,569	—	—	10,590,889	6,117,690	—	753,833
—	—	—	—	—	—	—	594,589
125,951	109,688	31,371,298	108,211,753	53,594,788	29,398,689	—	36,984,717
5,187	2,902	7,391,050	12,220,548	6,358,457	3,187,621	—	3,842,732
518	—	2,961,230	5,871,703	753,842	355,385	—	982,208
2,375	566	—	—	1,479,300	799,846	—	923,466
—	—	—	—	13,783,847	7,591,814	—	8,431,806
—	—	17,374,016	—	1,749,916	274,847	—	—

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Large Cap Value Fund		Mid Cap Growth Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022
Payments for shares redeemed:
Investor Class	$(90,062,229)	$(151,041,541)	$(18,024,598)	$(51,697,606)
Trust Class	(11,311,312)	(28,187,993)	(15,349,685)	(41,467,976)
Advisor Class	(11,660,876)	(27,320,107)	(1,576,822)	(4,096,612)
Institutional Class	(1,629,609,734)	(2,368,157,760)	(43,822,798)	(120,963,312)
Class A	(38,936,210)	(58,887,241)	(4,853,377)	(12,138,167)
Class C	(21,239,864)	(18,246,059)	(1,560,978)	(2,898,368)
Class R3	(2,190,632)	(1,570,289)	(1,055,912)	(6,799,119)
Class R6	(63,047,439)	(284,132,931)	(60,475,820)	(153,434,655)
Class E	(3,308,437)	(3,214,680)	—	—
Net increase/(decrease) from Fund share transactions	2,087,390,390	4,826,251,487	6,297,383	283,230,955
Net Increase/(Decrease) in Net Assets	2,452,501,127	3,826,218,203	(77,026,444)	(528,838,063)
Net Assets:
Beginning of period	10,282,714,679	6,456,496,476	1,604,265,270	2,133,103,333
End of period	$12,735,215,806	$10,282,714,679	$1,527,238,826	$1,604,265,270
See Notes to Financial Statements

Mid Cap Intrinsic Value Fund		Multi-Cap Opportunities Fund		Real Estate Fund		Small Cap Growth Fund
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022

$(1,212,941)	$(2,279,583)	$—	$—	$—	$—	$(1,804,244)	$(7,287,665)
(240,687)	(700,887)	—	—	(19,136,491)	(25,531,170)	(136,107)	(594,453)
—	—	—	—	—	—	(478,848)	(760,637)
(583,275)	(5,896,435)	(87,129,825)	(269,800,971)	(192,258,413)	(312,519,229)	(35,696,112)	(107,616,596)
(105,947)	(458,949)	(10,138,530)	(12,818,961)	(15,846,536)	(29,638,792)	(2,151,989)	(6,836,895)
(64,882)	(221,191)	(3,001,977)	(9,569,876)	(1,677,021)	(2,645,235)	(470,016)	(1,551,997)
(70,285)	(185,894)	—	—	(1,778,844)	(6,334,592)	(415,253)	(1,355,768)
—	—	—	—	(15,710,717)	(65,946,264)	(14,631,142)	(18,870,673)
—	—	(2,026,221)	(5,148,156)	(1,907,587)	(1,721,374)	—	—
(879,396)	(3,714,651)	(23,120,055)	(29,885,681)	(35,477,670)	191,299,960	17,289,247	45,294,704
1,226,037	(5,926,868)	(80,064,685)	(233,654,821)	(219,435,921)	(3,449,990)	18,261,559	(101,601,112)

54,663,094	60,589,962	337,279,887	570,934,708	1,137,295,864	1,140,745,854	321,349,293	422,950,405
$55,889,131	$54,663,094	$257,215,202	$337,279,887	$917,859,943	$1,137,295,864	$339,610,852	$321,349,293

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Sustainable Equity Fund		U.S. Equity Impact Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,368,009	$7,659,649	$11,239	$6,583
Net realized gain/(loss) on investments	64,642,873	152,308,440	17,158	(597,755)
Change in net unrealized appreciation/(depreciation) of investments	(51,641,121)	(393,961,654)	307,461	(1,031,673)
Net increase/(decrease) in net assets resulting from operations	15,369,761	(233,993,565)	335,858	(1,622,845)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(30,511,733)	(41,928,886)	—	—
Trust Class	(9,291,787)	(13,525,658)	—	—
Institutional Class	(52,025,760)	(87,816,876)	(8,317)	(6,797)
Class A	(11,928,777)	(15,339,761)	(69)	(159)
Class C	(3,107,315)	(4,388,872)	—	(20)
Class R3	(1,376,743)	(2,208,118)	—	—
Class R6	(13,950,782)	(21,494,518)	—	—
Total distributions to shareholders	(122,192,897)	(186,702,689)	(8,386)	(6,976)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	9,995,252	14,453,276	—	—
Trust Class	3,277,995	8,787,439	—	—
Institutional Class	43,701,205	111,826,607	69,514	2,085,561
Class A	8,040,561	18,821,157	1,745	76,009
Class C	974,100	3,015,058	—	1,000
Class R3	970,035	2,938,165	—	—
Class R6	16,257,236	50,771,999	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	29,292,176	40,342,855	—	—
Trust Class	9,232,461	13,444,722	—	—
Institutional Class	45,074,871	79,125,120	8,317	6,798
Class A	10,836,196	13,944,295	53	139
Class C	2,776,795	3,898,086	—	—
Class R3	1,369,488	2,199,353	—	—
Class R6	13,900,812	21,413,654	—	—

See Notes to Financial Statements

	Sustainable Equity Fund		U.S. Equity Impact Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022
Payments for shares redeemed:
Investor Class	$(23,339,252)	$(48,505,455)	$—	$—
Trust Class	(11,841,761)	(30,484,958)	—	—
Institutional Class	(125,827,513)	(287,074,737)	(256,422)	(655,580)
Class A	(11,733,408)	(23,427,364)	—	(137,791)
Class C	(4,724,832)	(7,706,464)	—	—
Class R3	(4,652,869)	(5,046,766)	—	—
Class R6	(39,508,331)	(116,238,749)	—	—
Net increase/(decrease) from Fund share transactions	(25,928,783)	(133,502,707)	(176,793)	1,376,136
Net Increase/(Decrease) in Net Assets	(132,751,919)	(554,198,961)	150,679	(253,685)
Net Assets:
Beginning of period	1,425,294,573	1,979,493,534	6,060,186	6,313,871
End of period	$1,292,542,654	$1,425,294,573	$6,210,865	$6,060,186

Notes to Financial Statements Equity Fundsß (Unaudited)
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940
Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Growth Fund ("Large Cap Growth") (formerly Neuberger Berman Guardian Fund), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Sustainable Equity Fund ("Sustainable Equity") and Neuberger Berman U.S. Equity Impact Fund ("U.S. Equity Impact") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Global Real Estate and Multi-Cap Opportunities became diversified in December 2017 and December 2012, respectively). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty offer Institutional Class shares, nineteen offer Class A shares, nineteen offer Class C shares, ten offer Class R3 shares, fourteen offer Class R6 shares and six offer Class E shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
On February 25, 2022, to facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company ("RIC"), Large Cap Growth formed NB A24 Guardian Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of Large Cap Growth and Large Cap Growth will remain its sole member.
As of February 28, 2023, the value of Large Cap Growth's investment in the Blocker was as follows:
Investment in Blocker	Percentage of Net Assets
$883,843	0.1%
ß
Notes to Consolidated Financial Statements for Large Cap Growth

2
Consolidation: The accompanying financial statements of Large Cap Growth present the consolidated accounts of Large Cap Growth and the Blocker. All intercompany accounts and transactions have been eliminated in consolidation.
3
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Funds’ investments in equity securities, preferred stocks, warrants, rights, master limited partnerships and limited partnerships, and exchange-traded options written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds’ investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relevant listed bond and preferred stock prices and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Certificates of deposit are valued at amortized cost (Level 2 inputs).
Publicly traded securities acquired via a private investment in public equity ("PIPE") transaction are typically valued at a discount to the market price of an issuer’s common stock. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up time period and volatility of the underlying security (Level 1 or Level 2 Inputs).
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Funds' valuation designee. As the Funds' valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds’ investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
4
Foreign currency translations: The accounting records of the Funds and the Blocker are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.
5
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amount of such proceeds for the six months ended February 28, 2023, were $96, $249,912, $40,375, $3,999, $51, $5,888, $90,915, $14,898, $912,647, and $33,968, for Focus, Genesis, International Equity, International Select, Large Cap Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic, Multi-Cap Opportunities, and Small Cap Growth, respectively.
6
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a RIC by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of February 28, 2023, the Funds did not have any unrecognized tax positions.
For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at February 28, 2023 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$59,172,067	$20,842,101	$2,737,528	$18,104,573
Emerging Markets Equity	665,357,468	94,350,712	99,325,982	(4,975,270)
Equity Income	841,653,711	263,301,946	8,513,186	254,788,760
Focus	551,809,026	67,268,601	21,492,561	45,776,040
Genesis	5,695,788,765	4,761,444,299	227,416,854	4,534,027,445
Global Real Estate	6,786,315	70,079	390,157	(320,078)
Greater China Equity	32,386,742	559,937	6,447,493	(5,887,556)
International Equity	1,024,525,255	108,967,279	81,067,557	27,899,722
International Select	141,945,225	14,769,312	11,542,951	3,226,361
International Small Cap	3,253,829	257,248	262,529	(5,281)
Intrinsic Value	1,327,965,995	337,171,504	167,580,134	169,591,370
Large Cap Growth	1,149,073,048	469,042,374	29,496,060	439,546,314
Large Cap Value	11,948,802,251	1,150,685,869	392,220,192	758,465,677
Mid Cap Growth	1,335,308,589	261,913,668	82,785,310	179,128,358
Mid Cap Intrinsic Value	45,991,762	14,839,636	4,938,400	9,901,236
Multi-Cap Opportunities	153,147,722	108,005,348	2,501,292	105,504,056
Real Estate	1,023,213,474	17,719,029	122,879,923	(105,160,894)
Small Cap Growth	329,957,830	36,164,937	16,427,943	19,736,994
Sustainable Equity	811,576,216	499,711,550	20,126,529	479,585,021
U.S. Equity Impact	6,146,218	681,509	627,273	54,236

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended August 31, 2022, the Funds recorded permanent reclassifications primarily related to one or more of the following: deemed distributions on shareholder redemptions, prior year true up adjustments, net operating losses written off and gains (losses) & tax adjustments on securities redeemed in kind. For the year ended August 31, 2022, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
Dividend Growth	$115,519	$(115,519)
Equity Income	13,409,981	(13,409,981)
Focus	3,557,924	(3,557,924)
Genesis	137,630,416	(137,630,416)
International Equity	25,647,010	(25,647,010)
International Select	1,584,986	(1,584,986)
Intrinsic Value	14,179,411	(14,179,411)
Large Cap Growth	7,923,838	(7,923,838)
Large Cap Value	26,272,460	(26,272,460)
Mid Cap Growth	14,009,532	(14,009,532)
Multi-Cap Opportunities	30,945,020	(30,945,020)
Real Estate	12,096,928	(12,096,928)
Small Cap Growth	(977,893)	977,893
Sustainable Equity	28,417,182	(28,417,182)
U.S. Equity Impact	(1,550)	1,550

The tax character of distributions paid during the years ended August 31, 2022, and August 31, 2021, was as follows:
	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2022	2021	2022	2021	2022	2021	2022	2021
Dividend Growth	$615,923	$767,372	$1,962,479	$—	$—	$—	$2,578,402	$767,372
Emerging Markets Equity	13,135,011	4,747,815	—	—	—	—	13,135,011	4,747,815
Equity Income	25,174,166	27,378,841	96,097,023	—	—	—	121,271,189	27,378,841
Focus	32,908,567	—	117,530,360	41,875,184	—	—	150,438,927	41,875,184
Genesis	221,104	6,270,056	1,288,354,250	440,622,577	—	—	1,288,575,354	446,892,633
Global Real Estate	81,587	42,240	194,695	—	—	—	276,282	42,240
Greater China Equity	978,841	305,564	2,376,951	—	—	—	3,355,792	305,564
International Equity	28,567,855	17,001,303	175,132,660	64,307,708	—	—	203,700,515	81,309,011
International Select	2,771,908	1,262,624	15,409,794	955,383	—	—	18,181,702	2,218,007
International Small Cap	31,731	10,984	168,049	64,508	—	—	199,780	75,492
Intrinsic Value	—	—	79,211,520	12,632,802	—	—	79,211,520	12,632,802
Large Cap Growth	82,004,314	29,507,447	125,625,777	93,477,027	—	—	207,630,091	122,984,474
Large Cap Value	177,678,598	28,452,253	199,459,405	5,228,673	—	—	377,138,003	33,680,926
Mid Cap Growth	19,485,079	2,963,183	266,139,158	159,060,952	—	—	285,624,237	162,024,135
Mid Cap Intrinsic Value	331,388	54,400	—	—	—	—	331,388	54,400
Multi-Cap Opportunities	5,051,790	1,439,115	133,771,546	127,915,330	—	—	138,823,336	129,354,445
Real Estate	23,794,771	13,773,899	29,796,004	2,154,922	—	—	53,590,775	15,928,821
Small Cap Growth	35,131,358	—	30,851,056	4,202,917	28,076	—	66,010,490	4,202,917
Sustainable Equity	20,066,393	11,979,850	166,636,296	93,059,484	—	—	186,702,689	105,039,334
U.S. Equity Impact	6,976	—(a)	—	—(a)	—	—(a)	6,976	—(a)

(a)	Period from March 23, 2021 (Commencement of Operations) to August 31, 2021.
As of August 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$662,761	$130,458	$16,761,964	$—	$—	$17,555,183
Emerging Markets Equity	2,111,590	—	4,366,782	(79,670,564)	(5,188)	(73,197,380)
Equity Income	1,159,588	53,140,416	274,034,229	—	(3)	328,334,230
Focus	—	94,311,901	(10,375,591)	(110,702,400)	3	(26,766,087)
Genesis	21,303,313	906,143,812	4,413,606,278	—	—	5,341,053,403
Global Real Estate	—	291,048	(402,930)	(38,881)	(1,265)	(152,028)
Greater China Equity	223,442	—	(10,233,631)	(5,620,703)	(11,628)	(15,642,520)
International Equity	9,775,598	42,388,440	(102,487,976)	—	—	(50,323,938)
International Select	1,040,814	5,083,649	(11,601,441)	—	(1)	(5,476,979)
International Small Cap	—	154,815	(443,844)	(10,809)	—	(299,838)
Intrinsic Value	13,156,875	35,940,670	82,610,396	—	(34,916)	131,673,025
Large Cap Growth	—	94,084,368	492,919,523	(10,368,509)	—	576,635,382
Large Cap Value	130,279,809	—	125,370,322	(133,931,413)	(1)	121,718,717

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Mid Cap Growth	$—	$42,949,429	$205,264,324	$(1,200,247)	$—	$247,013,506
Mid Cap Intrinsic Value	259,049	—	8,001,660	(360,066)	(1)	7,900,642
Multi-Cap Opportunities	929,671	65,652,585	152,756,728	—	(1)	219,338,983
Real Estate	—	76,812,651	19,367,419	(5,102,425)	1	91,077,646
Small Cap Growth	—	—	(8,392,404)	(14,172,056)	(1)	(22,564,461)
Sustainable Equity	—	95,498,466	531,224,309	(5,378,480)	—	621,344,295
U.S. Equity Impact	—	—	(250,631)	(637,707)	(5,494)	(893,832)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales, capital loss carryforwards, amortization of organization expenses, deemed distributions on shareholder redemptions, investments with nontaxable distributions, tax adjustments related to partnership basis adjustments and mark-to-market adjustments on forwards and passive foreign investment companies ("PFICs") and other investments.
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2022, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
Emerging Markets Equity	$—	$79,670,564
Greater China Equity	306,652*	5,314,051*
Mid Cap Intrinsic Value	360,066	—
Small Cap Growth	—	13,016,938

*	Future utilization is limited under current tax regulations.
During the year ended August 31, 2022, Mid Cap Intrinsic Value and U.S. Equity Impact utilized capital loss carryforwards of $5,406,640 and $36,682, respectively.
Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the current tax rules, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net PFIC mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2022, the Funds elected to defer the following late-year ordinary losses and post October capital losses:
	Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
Focus	$—	$110,702,400
Global Real Estate	16,287	22,594
International Small Cap	10,809	—
Large Cap Growth	3,608	10,364,901
Large Cap Value	—	133,931,413
Mid Cap Growth	1,200,247	—

	Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
Real Estate	$—	$5,102,425
Small Cap Growth	1,155,118	—
Sustainable Equity	—	5,378,480
U.S. Equity Impact	—	637,707
The Blocker is taxed as a corporation under the U.S. Internal Revenue Code. As of August 31, 2022, Large Cap Growth had a gross deferred tax asset of $10,500 resulting from deferred interest expense, capital losses and net operating losses in the Blocker and had no deferred tax liability. As of August 31, 2022, the Blocker anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $10,500. For the year ended August 31, 2022, Large Cap Growth did not record a provision for taxes related to the Blocker.
7
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Equity accrues capital gains tax on unrealized and realized gains for certain securities. At February 28, 2023, Emerging Markets Equity had accrued capital gains taxes of $2,901,563, which is reflected in the Statements of Assets and Liabilities. For the six months ended February 28, 2023, Emerging Markets Equity had realized capital gains taxes of $1,208,273, which is reflected in the Statements of Operations.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds have filed tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. The Funds have determined that certain ECJ tax reclaims in Finland and Sweden are "more likely than not" to be sustained after examination by tax authorities and are reflected as "Prepaid expenses and other assets" and "Other accrued expenses and payables" in the Statements of Assets and Liabilities for certain of the Funds. The income recognized from these ECJ tax reclaims is reflected as "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected as "Miscellaneous and other fees" in the Statements of Operations for certain of the Funds. When any such ECJ tax reclaims are not "more likely than not" to be sustained, no amounts are reflected in the Statements of Assets and Liabilities or Statements of Operations.
8
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.
For Funds that invest in real estate investment trusts ("REITs"), these Funds pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. For the year ended August 31, 2022, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund’s fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.
9
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
10
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
11
Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of a Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
12
Derivative instruments: Certain Funds' use of derivatives during the six months ended February 28, 2023, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at February 28, 2023. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act which became effective in August 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Funds have adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Options: Equity Income used options written to generate incremental returns. Large Cap Growth used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.
Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.
When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At February 28, 2023, the Fund listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Equity Income
Options written
Equity risk	—	$—	Option contracts written, at value	$(304,010)
The impact of the use of these derivative instruments on the Statements of Operations during the six months ended February 28, 2023, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Equity Income
Options written
Equity risk	$890,515	$151,304
Large Cap Growth
Options written
Equity risk	192,376	—

(a)	Net realized gain/(loss) on derivatives is located in the Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Options written	Expiration or closing of option contracts written

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Options written	Option contracts written
While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

Management has concluded that Dividend Growth, Emerging Markets Equity, Focus, Genesis, Global Real Estate, Greater China Equity, International Equity, International Select, International Small Cap, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Small Cap Growth, Sustainable Equity and U.S. Equity Impact did not hold any derivative instruments during the six months ended February 28, 2023 that require additional disclosures pursuant to ASC 815.
13
Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statements of Assets and Liabilities under the caption "Investments in securities, at value-Unaffiliated issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.
As of February 28, 2023, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:
Value of Securities Loaned
International Equity	$18,943,004
International Select	2,573,803
International Small Cap	252,119
Large Cap Growth	4,015,018
Large Cap Value	36,341,961
Small Cap Growth	2,234,444
As of February 28, 2023, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
International Equity	$19,850,001	$—	$—	$—	$19,850,001
International Select	2,690,436	—	—	—	2,690,436
International Small Cap	267,773	—	—	—	267,773
Large Cap Growth	4,133,835	—	—	—	4,133,835
Large Cap Value	36,851,393	—	—	—	36,851,393

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 days	Greater Than 90 Days	Total
Small Cap Growth	$2,242,939	$—	$—	$—	$2,242,939

(a)	Amounts represent the payable for loaned securities collateral received.
14
Offsetting Assets and Liabilities: The Funds are required to disclose both gross and net information for assets and liabilities related to over-the-counter derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. International Equity, International Select, International Small Cap, Large Cap Growth, Large Cap Value and Small Cap Growth held one or more of these investments at February 28, 2023. The Funds’ securities lending assets at fair value are reported gross in the Statements of Assets and Liabilities. The following tables present securities lending assets by counterparty and net of the related collateral received by a Fund as of February 28, 2023.
Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
International Equity
Securities lending	$18,943,004	$—
Total	$18,943,004	$—
International Select
Securities lending	$2,573,803	$—
Total	$2,573,803	$—
International Small Cap
Securities lending	$252,119	$—
Total	$252,119	$—
Large Cap Growth
Securities lending	$4,015,018	$—
Total	$4,015,018	$—
Large Cap Value
Securities lending	$36,341,961	$—
Total	$36,341,961	$—
Small Cap Growth
Securities lending	$2,234,444	$—
Total	$2,234,444	$—

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
International Equity
SSB	$18,943,004	$—	$(18,943,004)	$—	$—	$—	$—	$—
Total	$18,943,004	$—	$(18,943,004)	$—	$—	$—	$—	$—
International Select
SSB	$2,573,803	$—	$(2,573,803)	$—	$—	$—	$—	$—
Total	$2,573,803	$—	$(2,573,803)	$—	$—	$—	$—	$—

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
International Small Cap
SSB	$252,119	$—	$(252,119)	$—	$—	$—	$—	$—
Total	$252,119	$—	$(252,119)	$—	$—	$—	$—	$—
Large Cap Growth
SSB	$4,015,018	$—	$(4,015,018)	$—	$—	$—	$—	$—
Total	$4,015,018	$—	$(4,015,018)	$—	$—	$—	$—	$—
Large Cap Value
SSB	$36,341,961	$—	$(36,341,961)	$—	$—	$—	$—	$—
Total	$36,341,961	$—	$(36,341,961)	$—	$—	$—	$—	$—
Small Cap Growth
SSB	$2,234,444	$—	$(2,234,444)	$—	$—	$—	$—	$—
Total	$2,234,444	$—	$(2,234,444)	$—	$—	$—	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of February 28, 2023, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of February 28, 2023.

15
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
16
In-kind redemption: In accordance with guidelines described in a Fund’s prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the six months ended February 28, 2023, Genesis realized net gains of $142,772,313 on $150,426,065 of in-kind redemptions, which is comprised of $150,384,116 in securities and $41,949 in cash. During the year ended August 31, 2022, Large Cap Value realized net gains of $27,164,460 on $94,882,781 of in-kind redemptions which is comprised of $90,055,715 in securities and $4,827,066 in cash.
17
Investments in private companies: Investments in private companies, including companies that have not yet issued securities publicly in an initial public offering, involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.
18
Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $10 billion	Thereafter
For Genesis(a):
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.60%
For Intrinsic Value and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%	0.85%
For Global Real Estate and Real Estate(a):
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(a)(b):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%	0.70%
For International Small Cap:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%	0.70%
For Equity Income(a), Focus, International Select, Large Cap Growth, Large Cap Value(a), Mid Cap Growth, Mid Cap Intrinsic Value and Sustainable Equity:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%	0.40%
For Multi-Cap Opportunities(a):
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
For U.S. Equity Impact:
0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
(a)
NBIA has contractually agreed to waive its Class E management fee for the below Funds. This undertaking lasts until August 31, 2023 and may not be terminated during its term without the consent of the Board. Management fees contractually waived are not subject to recovery by NBIA.
Fund	Annualized Percentage of Average Daily Net Assets Waived	Effective Date(s)	Management Fees Waived for the Six Months Ended February 28, 2023
Equity Income	0.50%	1/11/22	$ 82,245

Fund	Annualized Percentage of Average Daily Net Assets Waived	Effective Date(s)	Management Fees Waived for the Six Months Ended February 28, 2023
Genesis	0.66%	1/11/22	$ 440,422
International Equity	0.78%	1/11/22	$98,137
Large Cap Value	0.42%	1/11/22	$ 321,828
Multi-Cap Opportunities	0.59%	1/11/22	$ 213,480
Real Estate	0.80%	1/11/22	$67,832
(b)
NBIA has voluntarily agreed to waive and/or reimburse its management fee for the below Fund. NBIA may, at its sole discretion, modify or terminate the voluntary waiver and/or reimbursement without notice to the Fund. Fees voluntarily waived and/or reimbursed are not subject to recovery by NBIA.
Fund	Percentage of Average Daily Net Assets Waived and/or Reimbursed	Effective Date(s)	Management Fees Waived and/or Reimbursed for the Six Months Ended February 28, 2023
International Equity	0.15%	11/21/22	$661,586
	0.10%	10/22/19-11/20/22

Accordingly, for the six months ended February 28, 2023, the investment management fee pursuant to the
Management Agreement was equivalent to an annual effective rate of each Fund’s average daily net assets.

Fund	Effective Rate
Dividend Growth	0.50%
Emerging Markets Equity	0.98%
Equity Income	0.51%(a)
Focus	0.53%
Genesis	0.66%(b)
Greater China Equity	1.10%
International Equity	0.81%(c)
International Select	0.55%
International Small Cap	0.85%
Intrinsic Value	0.74%
Large Cap Growth	0.49%
Large Cap Value	0.42%(d)
Mid Cap Growth	0.49%
Mid Cap Intrinsic Value	0.55%
Multi-Cap Opportunities	0.60%(e)
Real Estate	0.80%(f)
Small Cap Growth	0.84%
Sustainable Equity	0.50%

(a)	0.49% annual effective net rate of the Fund’s average daily net assets.
(b)	0.65% annual effective net rate of the Fund’s average daily net assets.
(c)	0.66% annual effective net rate of the Fund’s average daily net assets.
(d)	0.41% annual effective net rate of the Fund’s average daily net assets.
(e)	0.45% annual effective net rate of the Fund’s average daily net assets.

(f)	0.79% annual effective net rate of the Fund’s average daily net assets.
Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund’s direct expenses and exclude interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, taxes including any expenses relating to tax reclaims, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the Blocker are included in the total expenses used to calculate the reimbursement, which Large Cap Growth has agreed to share with the Blocker. For the period ended February 28, 2023, the expenses of the Blocker amounted to $41,999.
At February 28, 2023, the Funds' contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended August 31,
			2020	2021	2022	2023
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025	2026
Dividend Growth Institutional Class	0.69%	8/31/26	$233,246	$241,524	$243,453	$121,394
Dividend Growth Class A	1.05%	8/31/26	7,746	7,463	6,190	3,395
Dividend Growth Class C	1.80%	8/31/26	11,655	8,038	4,059	1,633
Dividend Growth Class R6	0.59%	8/31/26	191	294	252	118
Emerging Markets Equity Institutional Class	1.25%	8/31/26	—	—	—	156,405
Emerging Markets Equity Class A	1.50%	8/31/26	34,659	22,865	20,023	17,155
Emerging Markets Equity Class C	2.25%	8/31/26	6,296	3,949	3,857	2,287
Emerging Markets Equity Class R3	1.91%	8/31/26	508	—	218	382
Emerging Markets Equity Class R6	1.15%	8/31/26	—	—	—	27,017
Equity Income Institutional Class	0.80%	8/31/26	—	—	—	—
Equity Income Class A	1.16%	8/31/26	—	—	—	—
Equity Income Class C	1.91%	8/31/26	—	—	—	—
Equity Income Class R3	1.41%	8/31/26	—	—	—	—
Focus Trust Class	1.50%	8/31/26	—	—	—	—
Focus Advisor Class	1.50%	8/31/26	—	—	—	72
Focus Institutional Class	0.75%	8/31/26	—	—	—	1,465
Focus Class A	1.11%	8/31/26	272	—	323	385
Focus Class C	1.86%	8/31/26	96	162	227	110
Genesis Trust Class	1.50%	8/31/26	—	—	—	—
Genesis Advisor Class	1.50%	8/31/26	—	—	—	—

			Expenses Reimbursed in Year Ended August 31,
			2020	2021	2022	2023
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025	2026
Genesis Institutional Class	0.85%	8/31/26	$—	$—	$—	$—
Genesis Class R6	0.75%	8/31/26	—	—	—	—
Global Real Estate Institutional Class	1.00%	8/31/26	205,632	239,478	233,706	113,961
Global Real Estate Class A	1.36%	8/31/26	26,471	24,623	23,330	13,823
Global Real Estate Class C	2.11%	8/31/26	22,306	22,202	18,654	5,981
Greater China Equity Institutional Class	1.50%	8/31/26	144,843	165,224	183,057	110,794
Greater China Equity Class A	1.86%	8/31/26	21,307	16,015	14,274	8,888
Greater China Equity Class C	2.61%	8/31/26	603	768	528	155
International Equity Investor Class	1.40%	8/31/26	—	—	—	—
International Equity Trust Class	2.00%	8/31/26	—	—	—	—
International Equity Institutional Class	0.85%	8/31/26	342,202	394,617	478,075	196,950
International Equity Class A	1.21%	8/31/26	11,946	18,701	7,261	3,624
International Equity Class C	1.96%	8/31/26	2,115	2,857	3,047	1,300
International Equity Class R6	0.75%	8/31/26	15,901	22,906	15,351	7,115
International Select Trust Class	1.15%	8/31/26	12,734	14,610	12,174	7,450
International Select Institutional Class	0.80%	8/31/26	176,566	225,741	224,500	117,020
International Select Class A	1.16%	8/31/26	4,320	6,545	6,598	3,301
International Select Class C	1.91%	8/31/26	2,173	1,554	1,453	738
International Select Class R3	1.41%	8/31/26	3,284	3,504	2,725	1,445
International Select Class R6	0.70%	8/31/26	24,937	2,510	862	296
International Small Cap Institutional Class	1.05%	8/31/26	259,992	239,386	246,079	140,409
International Small Cap Class A	1.41%	8/31/26	6,925	27,225	30,271	11,558
International Small Cap Class C	2.16%	8/31/26	5,773	18,529	13,167	6,322
International Small Cap Class R6	0.95%	8/31/26	11,384	37,827	27,759	14,729
Intrinsic Value Institutional Class	1.00%	8/31/26	—	—	—	—
Intrinsic Value Class A	1.36%	8/31/26	1,067	923	—	—
Intrinsic Value Class C	2.11%	8/31/26	2,285	—	—	—
Intrinsic Value Class R6	0.90%	8/31/26	—	—	—	—
Large Cap Growth Trust Class	1.50%	8/31/26	—	—	—	—
Large Cap Growth Advisor Class	1.50%	8/31/26	—	—	—	259
Large Cap Growth Institutional Class	0.75%	8/31/26	—	—	—	—
Large Cap Growth Class A	1.11%	8/31/26	—	—	—	—
Large Cap Growth Class C	1.86%	8/31/26	—	—	—	—
Large Cap Growth Class R3	1.36%	8/31/26	—	—	—	—
Large Cap Growth Class R6	0.58%(b)(c)	12/31/23	—	37	17	26
Large Cap Value Trust Class	1.50%	8/31/26	—	—	—	—
Large Cap Value Advisor Class	1.50%	8/31/26	—	—	—	—
Large Cap Value Institutional Class	0.70%	8/31/26	—	—	—	—
Large Cap Value Class A	1.11%	8/31/26	—	—	—	—
Large Cap Value Class C	1.86%	8/31/26	—	—	—	—
Large Cap Value Class R3	1.36%	8/31/26	—	—	—	—

			Expenses Reimbursed in Year Ended August 31,
			2020	2021	2022	2023
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025	2026
Large Cap Value Class R6	0.60%	8/31/26	$—	$—	$—	$—
Mid Cap Growth Trust Class	1.50%	8/31/26	—	—	—	—
Mid Cap Growth Advisor Class	1.50%	8/31/26	—	—	—	—
Mid Cap Growth Institutional Class	0.75%	8/31/26	—	—	—	—
Mid Cap Growth Class A	1.11%	8/31/26	—	—	—	—
Mid Cap Growth Class C	1.86%	8/31/26	—	—	—	—
Mid Cap Growth Class R3	1.36%	8/31/26	—	—	—	—
Mid Cap Growth Class R6	0.65%	8/31/26	—	—	—	—
Mid Cap Intrinsic Value Investor Class	1.50%(d)	8/31/26	—	—	—	1,158
Mid Cap Intrinsic Value Trust Class	1.25%(d)	8/31/26	1,060	16,735	25,266	14,297
Mid Cap Intrinsic Value Institutional Class	0.85%	8/31/26	21,517	41,436	64,185	31,320
Mid Cap Intrinsic Value Class A	1.21%	8/31/26	2,553	5,029	6,666	2,966
Mid Cap Intrinsic Value Class C	1.96%	8/31/26	1,036	3,113	4,567	2,214
Mid Cap Intrinsic Value Class R3	1.46%	8/31/26	551	2,485	3,454	1,736
Mid Cap Intrinsic Value Class R6	0.75%	8/31/26	—	211	243	122
Multi-Cap Opportunities Institutional Class	1.00%	8/31/26	—	—	—	—
Multi-Cap Opportunities Class A	1.36%	8/31/26	—	—	—	—
Multi-Cap Opportunities Class C	2.11%	8/31/26	—	—	—	—
Real Estate Trust Class	1.50%(d)	8/31/26	—	—	—	—
Real Estate Institutional Class	0.85%	8/31/26	466,267	844,090	1,255,775	546,332
Real Estate Class A	1.21%	8/31/26	119,449	119,798	145,137	64,214
Real Estate Class C	1.96%	8/31/26	21,506	17,083	20,400	8,796
Real Estate Class R3	1.46%	8/31/26	35,992	30,796	33,788	14,783
Real Estate Class R6	0.75%	8/31/26	180,533	225,255	264,583	128,238
Small Cap Growth Investor Class	1.30%(d)	8/31/26	68,298	—	13,701	7,435
Small Cap Growth Trust Class	1.40%(d)	8/31/26	5,823	3,373	3,686	2,673
Small Cap Growth Advisor Class	1.60%(d)	8/31/26	2,721	964	1,172	1,603
Small Cap Growth Institutional Class	0.90%	8/31/26	299,687	399,798	427,001	165,690
Small Cap Growth Class A	1.26%	8/31/26	94,216	63,269	57,562	23,738
Small Cap Growth Class C	2.01%	8/31/26	12,391	11,925	12,074	4,734
Small Cap Growth Class R3	1.51%	8/31/26	8,531	11,036	13,738	7,170
Small Cap Growth Class R6	0.80%	8/31/26	70,197	105,409	146,406	91,181
Sustainable Equity Trust Class	1.50%	8/31/26	—	—	—	—
Sustainable Equity Institutional Class	0.75%	8/31/26	—	—	—	—
Sustainable Equity Class A	1.11%	8/31/26	—	—	—	—
Sustainable Equity Class C	1.86%	8/31/26	—	—	—	—
Sustainable Equity Class R3	1.36%	8/31/26	—	—	—	—
Sustainable Equity Class R6	0.65%	8/31/26	—	—	—	—
U.S. Equity Impact Institutional Class	0.90%	8/31/26	—	197,957	254,523	126,906
U.S. Equity Impact Class A	1.26%	8/31/26	—	6,127	7,830	2,544
U.S. Equity Impact Class C	2.01%	8/31/26	—	2,706	1,429	659

(a)	Expense limitation per annum of the respective class’s average daily net assets.
(b)	Effective January 1, 2024, the expense limitation will be 0.65%.
(c)	Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Large Cap Growth Class R6	0.65%	12/19/22

(d)
In addition to the contractual undertaking described above, NBIA has voluntarily undertaken to waive fees and/or reimburse certain expenses so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below. Voluntary reimbursements are not subject to recovery by NBIA and are terminable by NBIA upon notice to the Fund.

Class	Voluntary Expense Limitation	Effective Date(s)	Fees Voluntarily Waived for the Six Months Ended February 28, 2023
Mid Cap Intrinsic Value Investor Class	0.96%	1/19/21	$87,668
Mid Cap Intrinsic Value Trust Class	1.20%	1/19/21	1,486
Real Estate Trust Class	1.04%	12/16/11	188,881
Small Cap Growth Investor Class	1.01%	1/19/21	87,212
Small Cap Growth Investor Class	1.18%	11/15/18-1/18/21	—
Small Cap Growth Trust Class	1.25%	1/19/21	2,795
Small Cap Growth Trust Class	1.29%	9/7/18-1/18/21	—
Small Cap Growth Advisor Class	1.40%	1/27/21	2,316
Small Cap Growth Advisor Class	1.35%	1/19/21-1/26/21	—
Small Cap Growth Advisor Class	1.44%	9/7/18-1/18/21	—
Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the six months ended February 28, 2023, the following classes repaid NBIA under their respective contractual expense limitation agreements as follows:
Class	Expenses Repaid to NBIA
Intrinsic Value Class A	$8,221
Intrinsic Value Class C	4,059
Large Cap Growth Class R3	34
NBIA retains Green Court Capital Management Limited ("Green Court") as the subadviser to Greater China Equity. Green Court is responsible for making and implementing investment decisions and for the day-to-day management of the Fund.
Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from the Trust Class of each of Focus, International Select, Large Cap Growth, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class’s, 0.25% of such Advisor Class’s, 0.25% of such Class A’s, 1.00% of such Class C’s and 0.50% of such Class R3’s average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules.
Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.
For the six months ended February 28, 2023, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:
	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$954	$—	$—	$—
Dividend Growth Class C	—	—	—	—
Emerging Markets Equity Class A	193	—	—	—
Emerging Markets Equity Class C	—	556	—	—
Equity Income Class A	5,320	—	—	—
Equity Income Class C	—	1,108	—	—
Focus Class A	—	—	—	—
Focus Class C	—	—	—	—
Global Real Estate Class A	—	—	—	—
Global Real Estate Class C	—	—	—	—
Greater China Equity Class A	—	—	—	—
Greater China Equity Class C	—	—	—	—
International Equity Class A	207	—	—	—
International Equity Class C	—	271	—	—
International Select Class A	247	—	—	—
International Select Class C	—	—	—	—
International Small Cap Class A	—	—	—	—
International Small Cap Class C	—	—	—	—
Intrinsic Value Class A	3,860	—	—	—
Intrinsic Value Class C	—	2,420	—	—
Large Cap Growth Class A	5,020	—	—	—
Large Cap Growth Class C	—	867	—	—
Large Cap Value Class A	105,074	—	—	—
Large Cap Value Class C	—	29,588	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Mid Cap Growth Class A	$1,190	$—	$—	$—
Mid Cap Growth Class C	—	—	—	—
Mid Cap Intrinsic Value Class A	36	—	—	—
Mid Cap Intrinsic Value Class C	—	—	—	—
Multi-Cap Opportunities Class A	1,288	—	—	—
Multi-Cap Opportunities Class C	—	404	—	—
Real Estate Class A	719	—	—	—
Real Estate Class C	—	238	—	—
Small Cap Growth Class A	2,153	—	—	—
Small Cap Growth Class C	—	13	—	—
Sustainable Equity Class A	5,144	—	—	—
Sustainable Equity Class C	—	353	—	—
U.S. Equity Impact Class A	—	—	—	—
U.S. Equity Impact Class C	—	—	—	—
Note C—Securities Transactions:
During the six months ended February 28, 2023, there were purchase and sale transactions of long-term securities (excluding written option contracts) as follows:

	Purchases	Sales
Dividend Growth	$9,980,565	$7,352,050
Emerging Markets Equity	140,799,786	285,551,636
Equity Income	193,063,363	179,285,003
Focus	196,437,909	243,446,573
Genesis	896,145,461	1,122,723,432
Global Real Estate	5,576,915	2,408,672
Greater China Equity	4,510,139	11,022,403
International Equity	207,485,860	394,838,148
International Select	29,017,115	27,590,023
International Small Cap	1,055,187	1,258,781
	Purchases	Sales
Intrinsic Value	$177,651,481	$101,954,716
Large Cap Growth	284,461,493	315,138,368
Large Cap Value	7,149,395,170	5,208,867,150
Mid Cap Growth	652,992,435	756,368,584
Mid Cap Intrinsic Value	1,614,538	2,760,577
Multi-Cap Opportunities	28,878,476	117,814,411
Real Estate	184,065,454	313,893,035
Small Cap Growth	209,285,278	202,576,347
Sustainable Equity	163,020,690	307,714,426
U.S. Equity Impact	395,409	664,861
During the six months ended February 28, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the six months ended February 28, 2023, and for the year ended August 31, 2022, was as follows:
	For the Six Months Ended February 28, 2023				For the Year Ended August 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Dividend Growth
Institutional Class	459,152	165,050	(275,377)	348,825	805,940	128,727	(446,437)	488,230

	For the Six Months Ended February 28, 2023				For the Year Ended August 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class A	9,354	3,772	(6,184)	6,942	34,089	2,160	(9,861)	26,388
Class C	7,005	1,651	(3,169)	5,487	6,934	1,761	(26,169)	(17,474)
Class R6	—	—	—	—	—	—	—	—
Emerging Markets Equity
Institutional Class	4,457,528	55,742	(12,002,487)	(7,489,217)	10,833,695	186,693	(15,352,526)	(4,332,138)
Class A	248,726	1,452	(147,641)	102,537	413,448	5,497	(714,168)	(295,223)
Class C	1,780	—	(60,151)	(58,371)	8,641	753	(92,303)	(82,909)
Class R3	4,168	—	(5,445)	(1,277)	9,401	205	(7,261)	2,345
Class R6	2,083,651	37,202	(2,188,151)	(67,298)	881,479	147,102	(4,871,011)	(3,842,430)
Equity Income
Institutional Class	6,416,480	3,593,234	(8,089,487)	1,920,227	13,117,031	6,010,189	(17,149,692)	1,977,528
Class A	1,238,215	624,806	(1,196,474)	666,547	1,456,252	973,893	(2,228,647)	201,498
Class C	62,832	269,937	(599,115)	(266,346)	146,428	510,071	(1,208,745)	(552,246)
Class R3	7,663	2,755	(7,589)	2,829	12,464	4,122	(15,336)	1,250
Class E	235,436	164,153	(108,565)	291,024	2,437,259	37,011	(102,503)	2,371,767(a)
Focus
Investor Class	32,798	12,313	(1,166,844)	(1,121,733)	141,831	4,341,806	(2,304,465)	2,179,172
Trust Class	2,194	—	(118,869)	(116,675)	16,833	286,650	(270,812)	32,671
Advisor Class	3,365	—	(2,602)	763	18,463	11,469	(42,930)	(12,998)
Institutional Class	138,706	1,878	(171,062)	(30,478)	426,146	163,665	(435,797)	154,014
Class A	11,679	—	(780)	10,899	10,900	16,187	(8,344)	18,743
Class C	3,465	—	(4,594)	(1,129)	885	3,840	(11,208)	(6,483)
Genesis
Investor Class	785,257	2,778,454	(2,203,190)	1,360,521	1,505,767	2,832,197	(3,536,739)	801,225
Trust Class	1,296,036	1,763,599	(1,055,552)	2,004,083	1,083,052	1,806,223	(3,302,533)	(413,258)
Advisor Class	137,459	190,354	(185,311)	142,502	169,276	196,967	(440,560)	(74,317)
Institutional Class	8,182,274	4,045,481	(8,825,794)	3,401,961	7,867,441	4,464,902	(14,894,587)	(2,562,244)
Class R6	3,873,627	7,957,896	(5,895,295)	5,936,228	8,500,815	8,010,389	(15,735,959)	775,245
Class E	133,210	256,025	(93,605)	295,630	2,262,355	—	(97,284)	2,165,071(a)
Global Real Estate
Institutional Class	397,668	28,838	(97,047)	329,459	121,719	18,251	(147,512)	(7,542)
Class A	17,743	1,758	(1,144)	18,357	6,661	1,575	(2,932)	5,304
Class C	—	202	(3,654)	(3,452)	1,600	1,281	(546)	2,335
Greater China Equity
Institutional Class	6,639	24,396	(880,842)	(849,807)	20,894	251,681	(1,272,696)	(1,000,121)
Class A	—	619	(17,188)	(16,569)	1	13,738	(71,013)	(57,274)
Class C	—	—	—	—	—	612	(11,153)	(10,541)
International Equity
Investor Class	67,292	292,816	(349,511)	10,597	131,670	680,139	(734,892)	76,917

	For the Six Months Ended February 28, 2023				For the Year Ended August 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Trust Class	43,071	87,455	(148,420)	(17,894)	152,594	194,855	(277,480)	69,969
Institutional Class	9,238,448	3,061,923	(23,583,932)	(11,283,561)	14,310,451	9,709,147	(34,608,043)	(10,588,445)
Class A	121,683	32,617	(179,658)	(25,358)	377,107	71,989	(3,307,593)	(2,858,497)
Class C	23,911	13,816	(105,194)	(67,467)	44,073	38,010	(119,196)	(37,113)
Class R6	475,836	150,385	(172,418)	453,803	532,406	575,886	(3,623,658)	(2,515,366)
Class E	160,476	148,451	(121,696)	187,231	2,763,369	—	(258,259)	2,505,110(a)
International Select
Trust Class	2,177	17,845	(18,329)	1,693	8,346	38,372	(31,752)	14,966
Institutional Class	874,175	528,938	(783,046)	620,067	2,605,964	1,079,701	(1,981,889)	1,703,776
Class A	24,078	7,553	(16,464)	15,167	86,100	17,774	(92,814)	11,060
Class C	6,176	1,286	(1,713)	5,749	27,664	3,395	(30,099)	960
Class R3	15,343	5,088	(15,441)	4,990	17,847	10,564	(30,076)	(1,665)
Class R6	1,365	22	(3,819)	(2,432)	6,004	298	(57,590)	(51,288)
International Small Cap
Institutional Class	2,006	10,642	(20,288)	(7,640)	68,641	9,419	(7,170)	70,890
Class A	49,653	318	(48,917)	1,054	4,130	869	(16,884)	(11,885)
Class C	—	—	—	—	—	—	—	—
Class R6	1,712	130	(536)	1,306	1,504	—	(4)	1,500
Intrinsic Value
Institutional Class	14,877,325	2,209,005	(12,942,795)	4,143,535	35,520,671	2,772,067	(15,673,212)	22,619,526
Class A	526,642	88,557	(373,004)	242,195	1,391,592	133,629	(1,068,648)	456,573
Class C	125,901	36,648	(126,778)	35,771	521,567	55,924	(244,652)	332,839
Class R6	73,967	195,017	(42,561)	226,423	2,037,103	281,243	(501,055)	1,817,291
Large Cap Growth
Investor Class	185,430	3,830,645	(2,377,184)	1,638,891	478,890	6,435,407	(4,203,139)	2,711,158
Trust Class	21,051	107,237	(100,724)	27,564	72,658	197,360	(328,713)	(58,695)
Advisor Class	498	626	(96,485)	(95,361)	17,077	31,316	(218,369)	(169,976)
Institutional Class	1,942,317	539,123	(4,073,940)	(1,592,500)	5,041,592	822,984	(1,631,599)	4,232,977
Class A	134,139	38,905	(45,710)	127,334	394,406	35,045	(201,134)	228,317
Class C	245,274	11,567	(28,344)	228,497	65,934	12,263	(27,694)	50,503
Class R3	60,216	3,713	(38,976)	24,953	5,753	1,684	(913)	6,524
Class R6	4,412	684	(284)	4,812	252	658	(341)	569
Large Cap Value
Investor Class	1,992,368	574,982	(2,103,461)	463,889	3,499,541	1,786,787	(3,417,442)	1,868,886
Trust Class	351,046	36,958	(270,675)	117,329	897,823	119,711	(643,172)	374,362
Advisor Class	184,258	37,654	(273,058)	(51,146)	671,863	142,240	(616,332)	197,771
Institutional Class	77,890,451	3,326,557	(38,376,885)	42,840,123	141,689,574	5,317,010	(54,055,870)	92,950,714
Class A	1,392,085	43,369	(919,037)	516,417	3,152,996	94,839	(1,346,562)	1,901,273
Class C	1,435,738	27,630	(497,556)	965,812	3,526,404	104,465	(423,298)	3,207,571

	For the Six Months Ended February 28, 2023				For the Year Ended August 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class R3	98,968	2,479	(50,807)	50,640	153,502	4,495	(35,080)	122,917
Class R6	4,189,872	136,513	(1,492,597)	2,833,788	10,252,874	273,148	(6,381,523)	4,144,499
Class E	240,490	82,674	(76,823)	246,341	3,644,315	—	(74,707)	3,569,608(a)
Mid Cap Growth
Investor Class	104,165	1,464,501	(1,320,954)	247,712	248,917	4,883,405	(3,009,933)	2,122,389
Trust Class	105,052	141,626	(1,145,121)	(898,443)	416,509	792,571	(2,352,514)	(1,143,434)
Advisor Class	43,239	18,916	(119,593)	(57,438)	130,145	64,281	(218,108)	(23,682)
Institutional Class	2,246,778	1,481,964	(3,179,817)	548,925	14,765,986	3,448,007	(7,260,393)	10,953,600
Class A	300,578	114,738	(353,459)	61,857	980,430	296,216	(716,015)	560,631
Class C	15,973	21,811	(115,159)	(77,375)	31,366	93,904	(173,392)	(48,122)
Class R3	41,389	29,907	(77,152)	(5,856)	129,461	127,801	(386,496)	(129,234)
Class R6	3,514,104	1,636,010	(4,396,830)	753,284	7,202,165	5,145,059	(8,685,483)	3,661,741
Mid Cap Intrinsic Value
Investor Class	20,128	11,381	(50,918)	(19,409)	42,042	7,553	(90,541)	(40,946)
Trust Class	1,095	1,555	(10,104)	(7,454)	4,195	660	(28,554)	(23,699)
Institutional Class	14,429	5,376	(24,387)	(4,582)	163,381	4,375	(229,142)	(61,386)
Class A	3,246	221	(4,656)	(1,189)	5,945	116	(18,288)	(12,227)
Class C	583	22	(2,815)	(2,210)	5,527	—	(8,978)	(3,451)
Class R3	905	101	(2,895)	(1,889)	5,016	23	(7,395)	(2,356)
Class R6	—	—	—	—	—	—	—	—
Multi-Cap Opportunities
Institutional Class	1,506,454	3,413,634	(8,083,284)	(3,163,196)	2,633,719	7,796,236	(19,054,830)	(8,624,875)
Class A	275,200	803,375	(909,690)	168,885	717,796	878,544	(933,315)	663,025
Class C	49,170	335,740	(287,459)	97,451	141,304	433,016	(693,984)	(119,664)
Class E	250,599	1,900,877	(203,916)	1,947,560	6,495,425	—	(408,254)	6,087,171(a)
Real Estate
Trust Class	306,776	845,277	(1,425,960)	(273,907)	1,108,515	342,651	(1,488,381)	(37,215)
Institutional Class	6,400,949	4,261,642	(14,136,337)	(3,473,746)	25,430,959	1,646,668	(18,444,653)	8,632,974
Class A	721,102	508,062	(1,146,883)	82,281	1,954,621	178,182	(1,737,707)	395,096
Class C	35,767	60,066	(124,410)	(28,577)	196,886	19,575	(154,358)	62,103
Class R3	100,508	118,444	(131,789)	87,163	301,399	44,544	(375,312)	(29,369)
Class R6	1,500,538	1,097,120	(1,158,591)	1,439,067	3,557,858	424,900	(3,764,472)	218,286
Class E	134,213	139,112	(139,497)	133,828	1,310,599	16,993	(104,098)	1,223,494(a)
Small Cap Growth
Investor Class	14,842	—	(48,737)	(33,895)	25,102	284,317	(163,942)	145,477
Trust Class	7,487	—	(3,700)	3,787	2,846	16,641	(12,390)	7,097
Advisor Class	1,662	—	(13,143)	(11,481)	3,519	13,140	(16,894)	(235)
Institutional Class	1,273,246	—	(968,138)	305,108	1,435,230	814,641	(2,551,084)	(301,213)
Class A	61,623	—	(59,291)	2,332	86,710	84,829	(157,235)	14,304

	For the Six Months Ended February 28, 2023				For the Year Ended August 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class C	11,060	—	(12,962)	(1,902)	9,737	21,788	(34,805)	(3,280)
Class R3	71,648	—	(11,210)	60,438	46,754	20,417	(29,200)	37,971
Class R6	534,278	—	(390,842)	143,436	1,358,406	185,600	(435,952)	1,108,054
Sustainable Equity
Investor Class	274,654	832,637	(635,485)	471,806	333,524	884,906	(1,091,277)	127,153
Trust Class	89,092	262,137	(320,563)	30,666	199,074	294,195	(686,137)	(192,868)
Institutional Class	1,184,741	1,285,283	(3,424,506)	(954,482)	2,491,456	1,740,927	(6,559,506)	(2,327,123)
Class A	216,355	308,284	(319,689)	204,950	424,255	305,595	(525,596)	204,254
Class C	27,381	80,862	(128,577)	(20,334)	68,689	86,605	(175,674)	(20,380)
Class R3	26,436	38,994	(121,108)	(55,678)	66,046	48,115	(113,937)	224
Class R6	445,491	396,713	(1,045,949)	(203,745)	1,203,827	471,355	(2,490,110)	(814,928)
U.S. Equity Impact
Institutional Class	7,441	900	(30,619)	(22,278)	203,347	635	(68,103)	135,879
Class A	194	6	—	200	6,982	13	(14,157)	(7,162)
Class C	—	—	—	—	102	—	—	102

(a)	Period from January 11, 2022 (Commencement of Operations) to August 31, 2022.
Note E—Line of Credit:
At February 28, 2023, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at February 28, 2023. During the six months ended February 28, 2023, none of the Funds utilized the Credit Facility.

Note F—Investments in Affiliates(a):
	Value at August 31, 2022	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons	Shares Held at February 28, 2023	Value at February 28, 2023
Genesis
American Software, Inc.	$34,871,398	$—	$454,505	$(6,829,120)	$(119,053)	$450,905	2,028,709	$27,468,720
Atrion Corp.	79,955,129	—	1,699,933	(4,719,200)	50,108	567,428	129,553	73,586,104
Chase Corp.	48,036,092	2,185,400	470,886	5,470,249	(104,043)	546,348	562,761	55,116,812
NetScout Systems, Inc.	116,428,097	—	2,564,624	(11,880,434)	105,526	—*	3,589,612	102,088,565
Transcat, Inc.	36,025,818	—	216,073	7,620,231	97,737	—*	483,695	43,527,713
UFP Technologies, Inc.	39,644,985	5,036,149	—	10,862,341	—	—*	471,827	55,543,475
Vertex, Inc.	33,599,900	2,974,585	607,391	5,127,234	(317,059)	—*	2,617,283	40,777,269
Sub-total for affiliates held as of 2/28/23(b)	$388,561,419	$10,196,134	$6,013,412	$5,651,301	$(286,784)	$1,564,681		$398,108,658
AMERISAFE, Inc.	$43,971,877	$—	$1,002,835	$6,283,186	$(175,445)	$4,222,653	899,831	$49,076,783
Kadant, Inc.	96,569,944	10,071,423	2,248,601	19,108,777	812,571	294,287	579,121	124,314,114
Lindsay Corp.	83,895,381	4,859,324	11,495,626	(9,335,576)	4,085,210	349,464	478,495	72,008,713
Model N, Inc.	63,151,970	—	9,524,715	5,755,635	2,889,155	—*	1,875,664	62,272,045
Simulations Plus, Inc.	64,467,818	—	5,510,830	(23,449,047)	242,317	118,541	939,807	35,750,258
Sub-total for securities no longer affiliated as of 2/28/23(c)	$352,056,990	$14,930,747	$29,782,607	$(1,637,025)	$7,853,808	$4,984,945		343,421,913
Total	$740,618,409	$25,126,881	$35,796,019	$4,014,276	$7,567,024	$6,549,626		$741,530,571
Intrinsic Value
Quantum Corp.	$11,702,331	$—	$—	$(3,279,634)	$—	$—*	7,453,714	$8,422,697
Sub-total for affiliates held as of 2/28/23(d)	$11,702,331	$—	$—	$(3,279,634)	$—	$—		$8,422,697

*	Non-income producing security.
(a)	Affiliated persons, as defined in the 1940 Act.
(b)	At February 28, 2023, these securities amounted to 3.90% of net assets of Genesis.
(c)	At February 28, 2023, the issuers of these securities were no longer affiliated with Genesis.
(d)	At February 28, 2023, these securities amounted to 0.56% of net assets of Intrinsic Value.
Other: At February 28, 2023, affiliated persons owned outstanding shares of the following Funds:
Affiliated Person(s) Percentage Ownership of Outstanding Shares(a)
Emerging Markets Equity	2.53%
Equity Income	0.00%

Affiliated Person(s) Percentage Ownership of Outstanding Shares(a)
Focus	0.00%
Genesis	0.10%
International Equity	0.00%
Large Cap Growth	0.00%
Large Cap Value	0.39%
Mid Cap Growth	0.00%
Real Estate	0.00%
Small Cap Growth	0.01%
Sustainable Equity	0.00%
U.S. Equity Impact	48.93%

(a)	Ratios that do not round to 0.01% are presented as 0.00%.
Note G—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note H—Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Funds and in turn, may impact the financial performance of the Funds.
Russia's Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
Note I—Subsequent Event:
On March 30, 2023, the Board approved:

•
the conversion of Greater China Equity to a newly organized series of Neuberger Berman ETF Trust; and
•
the conversion of Global Real Estate to a newly organized series of Neuberger Berman ETF Trust (collectively, the “Conversions”).
It is anticipated that each Conversion will be effected through the reorganization of each of Greater China Equity and Global Real Estate into an ETF. After the Conversions, shareholders of each of Greater China Equity and Global Real Estate will hold shares of the new ETF instead of shares of their respective Funds. Prior to the Conversions, existing shareholders of each of Greater China Equity and Global Real Estate will receive a combined information statement/prospectus describing in detail both the Conversion and the respective ETF involved in the Conversion.
Note J—Unaudited Financial Information:
The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Dividend Growth Fund
Institutional Class
2/28/2023 (Unaudited)	$17.10	$0.11	$0.81	$0.92	$(0.25)	$(0.45)	$—	$(0.70)
8/31/2022	$19.68	$0.21	$(2.09)	$(1.88)	$(0.17)	$(0.53)	$—	$(0.70)
8/31/2021	$14.76	$0.17	$4.97	$5.14	$(0.22)	$—	$—	$(0.22)
8/31/2020	$12.81	$0.21	$1.94	$2.15	$(0.20)	$—	$—	$(0.20)
8/31/2019	$13.93	$0.21	$(0.64)	$(0.43)	$(0.13)	$(0.56)	$—	$(0.69)
8/31/2018	$12.93	$0.21	$1.12	$1.33	$(0.15)	$(0.18)	$—	$(0.33)

Class A
2/28/2023 (Unaudited)	$17.13	$0.08	$0.80	$0.88	$(0.19)	$(0.45)	$—	$(0.64)
8/31/2022	$19.68	$0.15	$(2.10)	$(1.95)	$(0.07)	$(0.53)	$—	$(0.60)
8/31/2021	$14.76	$0.10	$4.99	$5.09	$(0.17)	$—	$—	$(0.17)
8/31/2020	$12.81	$0.16	$1.93	$2.09	$(0.14)	$—	$—	$(0.14)
8/31/2019	$13.93	$0.16	$(0.62)	$(0.46)	$(0.10)	$(0.56)	$—	$(0.66)
8/31/2018	$12.94	$0.15	$1.13	$1.28	$(0.11)	$(0.18)	$—	$(0.29)

Class C
2/28/2023 (Unaudited)	$16.92	$0.01	$0.81	$0.82	$(0.06)	$(0.45)	$—	$(0.51)
8/31/2022	$19.52	$(0.00)	$(2.07)	$(2.07)	$—	$(0.53)	$—	$(0.53)
8/31/2021	$14.65	$(0.03)	$4.95	$4.92	$(0.05)	$—	$—	$(0.05)
8/31/2020	$12.70	$0.06	$1.92	$1.98	$(0.03)	$—	$—	$(0.03)
8/31/2019	$13.85	$0.07	$(0.63)	$(0.56)	$(0.03)	$(0.56)	$—	$(0.59)
8/31/2018	$12.87	$0.05	$1.12	$1.17	$(0.01)	$(0.18)	$—	$(0.19)

Class R6
2/28/2023 (Unaudited)	$17.13	$0.12	$0.79	$0.91	$(0.26)	$(0.45)	$—	$(0.71)
8/31/2022	$19.70	$0.23	$(2.08)	$(1.85)	$(0.19)	$(0.53)	$—	$(0.72)
8/31/2021	$14.77	$0.18	$4.99	$5.17	$(0.24)	$—	$—	$(0.24)
8/31/2020	$12.82	$0.21	$1.95	$2.16	$(0.21)	$—	$—	$(0.21)
8/31/2019	$13.93	$0.22	$(0.63)	$(0.41)	$(0.14)	$(0.56)	$—	$(0.70)
8/31/2018	$12.93	$0.21	$1.13	$1.34	$(0.16)	$(0.18)	$—	$(0.34)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$17.32	5.52%[e]	$74.6	1.04%[f]	0.69%[f]	1.28%[f]	10%[e]
$—	$17.10	(9.99)%	$67.8	1.04%	0.69%	1.13%	21%
$—	$19.68	35.18%	$68.3	1.12%	0.70%	0.96%	32%
$—	$14.76	16.91%	$49.3	1.17%	0.69%	1.57%	39%
$—	$12.81	(2.45)%	$51.3	1.20%	0.69%	1.63%	45%
$—	$13.93	10.44%	$53.4	1.23%	0.69%	1.54%	43%

$—	$17.37	5.30%[e]	$1.8	1.46%[f]	1.05%[f]	0.92%[f]	10%[e]
$—	$17.13	(10.28)%	$1.6	1.48%	1.05%	0.79%	21%
$—	$19.68	34.73%	$1.4	1.59%	1.06%	0.60%	32%
$—	$14.76	16.41%	$1.5	1.62%	1.05%	1.19%	39%
$—	$12.81	(2.75)%	$1.4	1.65%	1.05%	1.28%	45%
$—	$13.93	9.98%	$1.8	1.67%	1.05%	1.14%	43%

$—	$17.23	4.92%[e]	$1.0	2.17%[f]	1.80%[f]	0.17%[f]	10%[e]
$—	$16.92	(10.96)%	$0.9	2.16%	1.80%	(0.02)%	21%
$—	$19.52	33.69%	$1.3	2.25%	1.81%	(0.16)%	32%
$—	$14.65	15.63%	$2.5	2.28%	1.80%	0.44%	39%
$—	$12.70	(3.55)%	$2.7	2.32%	1.80%	0.51%	45%
$—	$13.85	9.17%	$3.3	2.34%	1.80%	0.40%	43%

$—	$17.33	5.49%[e]	$0.0	1.26%[f]	0.59%[f]	1.38%[f]	10%[e]
$—	$17.13	(9.82)%	$0.0	1.25%	0.59%	1.22%	21%
$—	$19.70	35.34%	$0.0	1.42%	0.60%	1.06%	32%
$—	$14.77	16.98%	$0.0	1.18%	0.59%	1.61%	39%
$—	$12.82	(2.33)%	$0.0	1.17%	0.60%	1.70%	45%
$—	$13.93	10.51%	$0.0	1.19%	0.62%	1.58%	43%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Equity Fund
Institutional Class
2/28/2023 (Unaudited)	$17.66	$0.05	$(0.65)	$(0.60)	$(0.07)	$—	$—	$(0.07)
8/31/2022	$23.55	$0.28	$(5.93)	$(5.65)	$(0.24)	$—	$—	$(0.24)
8/31/2021	$20.37	$0.06	$3.20	$3.26	$(0.08)	$—	$—	$(0.08)
8/31/2020	$18.76	$0.28	$1.70	$1.98	$(0.37)	$—	$—	$(0.37)
8/31/2019	$19.25	$0.23	$(0.54)	$(0.31)	$(0.18)	$—	$—	$(0.18)
8/31/2018	$19.87	$0.20	$(0.68)	$(0.48)	$(0.14)	$—	$—	$(0.14)

Class A
2/28/2023 (Unaudited)	$17.70	$0.04	$(0.66)	$(0.62)	$(0.03)	$—	$—	$(0.03)
8/31/2022	$23.60	$0.22	$(5.95)	$(5.73)	$(0.17)	$—	$—	$(0.17)
8/31/2021	$20.43	$(0.01)	$3.21	$3.20	$(0.03)	$—	$—	$(0.03)
8/31/2020	$18.82	$0.24	$1.69	$1.93	$(0.32)	$—	$—	$(0.32)
8/31/2019[h]	$19.26	$0.17	$(0.52)	$(0.35)	$(0.09)	$—	$—	$(0.09)
8/31/2018[h]	$19.90	$0.10	$(0.64)	$(0.54)	$(0.10)	$—	$—	$(0.10)

Class C
2/28/2023 (Unaudited)	$17.49	$(0.03)	$(0.65)	$(0.68)	$—	$—	$—	$—
8/31/2022	$23.43	$0.07	$(5.90)	$(5.83)	$(0.11)	$—	$—	$(0.11)
8/31/2021	$20.40	$(0.18)	$3.21	$3.03	$—	$—	$—	$—
8/31/2020	$18.77	$0.10	$1.68	$1.78	$(0.15)	$—	$—	$(0.15)
8/31/2019[h]	$19.25	$0.03	$(0.51)	$(0.48)	$—	$—	$—	$—
8/31/2018[h]	$20.00	$(0.02)	$(0.68)	$(0.70)	$(0.05)	$—	$—	$(0.05)

Class R3
2/28/2023 (Unaudited)	$17.62	$(0.00)	$(0.65)	$(0.65)	$—	$—	$—	$—
8/31/2022	$23.56	$0.14	$(5.94)	$(5.80)	$(0.14)	$—	$—	$(0.14)
8/31/2021	$20.45	$(0.11)	$3.22	$3.11	$—	$—	$—	$—
8/31/2020	$18.83	$0.16	$1.69	$1.85	$(0.23)	$—	$—	$(0.23)
8/31/2019[h]	$19.26	$0.09	$(0.51)	$(0.42)	$(0.01)	$—	$—	$(0.01)
8/31/2018[h]	$19.95	$0.03	$(0.65)	$(0.62)	$(0.07)	$—	$—	$(0.07)

Class R6
2/28/2023 (Unaudited)	$17.66	$0.06	$(0.65)	$(0.59)	$(0.09)	$—	$—	$(0.09)
8/31/2022	$23.56	$0.30	$(5.93)	$(5.63)	$(0.27)	$—	$—	$(0.27)
8/31/2021	$20.38	$0.10	$3.19	$3.29	$(0.11)	$—	$—	$(0.11)
8/31/2020	$18.77	$0.30	$1.71	$2.01	$(0.40)	$—	$—	$(0.40)
8/31/2019[h]	$19.25	$0.27	$(0.56)	$(0.29)	$(0.19)	$—	$—	$(0.19)
8/31/2018[h]	$19.87	$0.19	$(0.67)	$(0.48)	$(0.14)	$—	$—	$(0.14)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$16.99	(3.38)%[e]	$500.4	1.32%[f]	1.26%[f]	0.62%[f]	21%[e]
$—	$17.66	(24.20)%	$652.5	1.23%	1.23%	1.37%	39%
$—	$23.55	16.04%	$972.1	1.23%	1.23%[g]	0.25%	47%
$—	$20.37	10.59%	$854.6	1.25%	1.25%[g]	1.45%	41%
$—	$18.76	(1.56)%	$1,077.0	1.25%	1.25%[g]	1.22%	37%
$—	$19.25	(2.49)%	$1,149.4	1.28%	1.25%	0.98%	23%

$—	$17.05	(3.48)%[e]	$19.9	1.69%[f]	1.51%[f]	0.47%[f]	21%[e]
$—	$17.70	(24.42)%	$18.9	1.59%	1.50%	1.08%	39%
$—	$23.60	15.68%	$32.2	1.57%	1.50%	(0.03)%	47%
$—	$20.43	10.28%	$31.7	1.60%	1.50%	1.27%	41%
$—	$18.82	(1.77)%	$44.6	1.62%	1.50%	0.91%	37%
$—	$19.26	(2.78)%	$47.6	1.65%	1.50%	0.49%	23%

$—	$16.81	(3.89)%[e]	$2.4	2.42%[f]	2.26%[f]	(0.40)%[f]	21%[e]
$—	$17.49	(24.97)%	$3.5	2.33%	2.25%	0.32%	39%
$—	$23.43	14.85%	$6.6	2.31%	2.25%	(0.78)%	47%
$—	$20.40	9.47%	$6.1	2.33%	2.25%	0.53%	41%
$—	$18.77	(2.50)%	$9.1	2.35%	2.25%	0.18%	37%
$—	$19.25	(3.51)%	$10.9	2.37%	2.25%	(0.08)%	23%

$—	$16.97	(3.69)%[e]	$0.6	2.04%[f]	1.92%[f]	(0.01)%[f]	21%[e]
$—	$17.62	(24.73)%	$0.7	1.94%	1.91%	0.70%	39%
$—	$23.56	15.21%	$0.8	1.91%	1.91%[g]	(0.47)%	47%
$—	$20.45	9.85%	$0.8	1.97%	1.91%	0.81%	41%
$—	$18.83	(2.19)%	$1.0	1.94%	1.91%	0.50%	37%
$—	$19.26	(3.16)%	$1.4	1.91%	1.91%	0.14%	23%

$—	$16.98	(3.31)%[e]	$143.9	1.20%[f]	1.16%[f]	0.69%[f]	21%[e]
$—	$17.66	(24.13)%	$150.9	1.11%	1.11%	1.47%	39%
$—	$23.56	16.17%	$291.7	1.10%	1.10%[g]	0.43%	47%
$—	$20.38	10.72%	$194.2	1.15%	1.15%[g]	1.58%	41%
$—	$18.77	(1.45)%	$219.1	1.16%	1.16%[g]	1.42%	37%
$—	$19.25	(2.46)%	$166.9	1.19%	1.18%	0.91%	23%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Equity Income Fund
Institutional Class
2/28/2023 (Unaudited)	$13.50	$0.17	$(0.13)	$0.04	$(0.18)	$(0.66)	$—	$(0.84)
8/31/2022	$15.01	$0.34	$(0.27)	$0.07	$(0.33)	$(1.25)	$—	$(1.58)
8/31/2021	$12.42	$0.31	$2.58	$2.89	$(0.30)	$—	$—	$(0.30)
8/31/2020	$12.98	$0.29	$(0.11)	$0.18	$(0.32)	$(0.42)	$—	$(0.74)
8/31/2019	$13.53	$0.33	$0.00	$0.33	$(0.32)	$(0.56)	$—	$(0.88)
8/31/2018	$13.09	$0.33	$1.01	$1.34	$(0.40)	$(0.50)	$—	$(0.90)

Class A
2/28/2023 (Unaudited)	$13.44	$0.14	$(0.12)	$0.02	$(0.16)	$(0.66)	$—	$(0.82)
8/31/2022	$14.95	$0.28	$(0.26)	$0.02	$(0.28)	$(1.25)	$—	$(1.53)
8/31/2021	$12.37	$0.27	$2.56	$2.83	$(0.25)	$—	$—	$(0.25)
8/31/2020	$12.93	$0.24	$(0.10)	$0.14	$(0.28)	$(0.42)	$—	$(0.70)
8/31/2019	$13.48	$0.28	$0.01	$0.29	$(0.28)	$(0.56)	$—	$(0.84)
8/31/2018	$13.04	$0.29	$1.00	$1.29	$(0.35)	$(0.50)	$—	$(0.85)

Class C
2/28/2023 (Unaudited)	$13.35	$0.10	$(0.13)	$(0.03)	$(0.10)	$(0.66)	$—	$(0.76)
8/31/2022	$14.85	$0.17	$(0.25)	$(0.08)	$(0.17)	$(1.25)	$—	$(1.42)
8/31/2021	$12.28	$0.16	$2.55	$2.71	$(0.14)	$—	$—	$(0.14)
8/31/2020	$12.83	$0.15	$(0.10)	$0.05	$(0.18)	$(0.42)	$—	$(0.60)
8/31/2019	$13.38	$0.18	$0.01	$0.19	$(0.18)	$(0.56)	$—	$(0.74)
8/31/2018	$12.95	$0.18	$1.00	$1.18	$(0.25)	$(0.50)	$—	$(0.75)

Class R3
2/28/2023 (Unaudited)	$13.44	$0.13	$(0.14)	$(0.01)	$(0.13)	$(0.66)	$—	$(0.79)
8/31/2022	$14.94	$0.24	$(0.26)	$(0.02)	$(0.23)	$(1.25)	$—	$(1.48)
8/31/2021	$12.34	$0.22	$2.57	$2.79	$(0.19)	$—	$—	$(0.19)
8/31/2020	$12.90	$0.21	$(0.11)	$0.10	$(0.24)	$(0.42)	$—	$(0.66)
8/31/2019	$13.45	$0.24	$0.01	$0.25	$(0.24)	$(0.56)	$—	$(0.80)
8/31/2018	$13.01	$0.25	$1.01	$1.26	$(0.32)	$(0.50)	$—	$(0.82)

Class E
2/28/2023 (Unaudited)	$13.51	$0.21	$(0.13)	$0.08	$(0.22)	$(0.66)	$—	$(0.88)
Period from 1/11/2022[i] to 8/31/2022	$14.55	$0.29	$(1.11)	$(0.82)	$(0.22)	$—	$—	$(0.22)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.70	0.27%[e]	$809.8	0.71%[f]	0.71%[f]	2.57%[f]	17%[e]
$—	$13.50	0.12%	$834.8	0.71%	0.71%	2.35%	44%
$—	$15.01	23.62%	$898.6	0.70%	0.70%	2.28%	35%
$—	$12.42	1.53%	$994.9	0.69%	0.69%	2.35%	56%
$—	$12.98	3.06%	$1,147.4	0.70%	0.70%	2.58%	37%
$—	$13.53	10.58%	$1,172.8	0.69%	0.69%	2.52%	41%

$—	$12.64	0.08%[e]	$169.0	1.08%[f]	1.08%[f]	2.21%[f]	17%[e]
$—	$13.44	(0.26)%	$170.7	1.07%	1.07%	1.98%	44%
$—	$14.95	23.19%	$186.8	1.06%	1.06%	1.93%	35%
$—	$12.37	1.14%	$153.1	1.06%	1.06%	1.99%	56%
$—	$12.93	2.68%	$142.7	1.06%	1.06%	2.17%	37%
$—	$13.48	10.21%	$186.5	1.05%	1.05%	2.16%	41%

$—	$12.56	(0.26)%[e]	$60.2	1.83%[f]	1.83%[f]	1.46%[f]	17%[e]
$—	$13.35	(0.98)%	$67.5	1.82%	1.82%	1.22%	44%
$—	$14.85	22.26%	$83.3	1.81%	1.81%	1.15%	35%
$—	$12.28	0.38%	$101.1	1.81%	1.81%	1.24%	56%
$—	$12.83	1.91%	$178.5	1.81%	1.81%	1.45%	37%
$—	$13.38	9.36%	$246.7	1.80%	1.80%	1.40%	41%

$—	$12.64	(0.07)%[e]	$0.5	1.36%[f]	1.36%[f]	1.94%[f]	17%[e]
$—	$13.44	(0.51)%	$0.5	1.38%	1.38%	1.66%	44%
$—	$14.94	22.82%	$0.6	1.34%	1.34%	1.61%	35%
$—	$12.34	0.82%	$1.6	1.33%	1.33%	1.71%	56%
$—	$12.90	2.40%	$1.9	1.34%	1.34%	1.91%	37%
$—	$13.45	9.93%	$2.2	1.33%	1.33%	1.87%	41%

$—	$12.71	0.62%[e]	$33.8	0.56%[f]	0.06%[f]	3.22%[f]	17%[e]
$—	$13.51	(5.66)%	$32.0	0.57%[f]	0.06%[f]	3.16%[f]	44%[e],j

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Focus Fund
Investor Class
2/28/2023 (Unaudited)	$21.08	$0.00	$0.63	$0.63	$(0.01)	$—	$—	$(0.01)
8/31/2022	$35.97	$(0.00)	$(9.12)	$(9.12)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.76	$0.01	$8.80	$8.81	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.74	$0.03	$6.22	$6.25	$(0.17)	$(3.06)	$—	$(3.23)
8/31/2019	$28.69	$0.13	$(1.06)	$(0.93)	$(0.10)	$(1.92)	$—	$(2.02)
8/31/2018	$27.50	$0.12	$3.28	$3.40	$(0.08)	$(2.13)	$—	$(2.21)

Trust Class
2/28/2023 (Unaudited)	$20.97	$(0.02)	$0.63	$0.61	$—	$—	$—	$—
8/31/2022	$35.88	$(0.06)	$(9.08)	$(9.14)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.75	$(0.05)	$8.78	$8.73	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.71	$(0.01)	$6.20	$6.19	$(0.09)	$(3.06)	$—	$(3.15)
8/31/2019	$28.66	$0.08	$(1.05)	$(0.97)	$(0.06)	$(1.92)	$—	$(1.98)
8/31/2018[k]	$29.18	$0.07	$3.35	$3.42	$(0.06)	$(3.88)	$—	$(3.94)

Advisor Class
2/28/2023 (Unaudited)	$20.88	$(0.06)	$0.63	$0.57	$—	$—	$—	$—
8/31/2022	$35.80	$(0.10)	$(9.05)	$(9.15)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.75	$(0.12)	$8.77	$8.65	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.69	$(0.05)	$6.19	$6.14	$(0.02)	$(3.06)	$—	$(3.08)
8/31/2019	$28.62	$0.04	$(1.05)	$(1.01)	$—	$(1.92)	$—	$(1.92)
8/31/2018[k]	$37.33	$0.03	$3.63	$3.66	$—	$(12.37)	$—	$(12.37)

Institutional Class
2/28/2023 (Unaudited)	$21.17	$0.02	$0.64	$0.66	$(0.05)	$—	$—	$(0.05)
8/31/2022	$36.05	$0.05	$(9.16)	$(9.11)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.78	$0.06	$8.81	$8.87	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.79	$0.07	$6.22	$6.29	$(0.24)	$(3.06)	$—	$(3.30)
8/31/2019	$28.72	$0.17	$(1.05)	$(0.88)	$(0.13)	$(1.92)	$—	$(2.05)
8/31/2018[k]	$27.53	$0.16	$3.27	$3.43	$(0.12)	$(2.12)	$—	$(2.24)

Class A
2/28/2023 (Unaudited)	$20.94	$(0.01)	$0.62	$0.61	$—	$—	$—	$—
8/31/2022	$35.84	$(0.06)	$(9.07)	$(9.13)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.73	$(0.06)	$8.77	$8.71	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.69	$(0.02)	$6.20	$6.18	$(0.08)	$(3.06)	$—	$(3.14)
8/31/2019	$28.65	$0.08	$(1.05)	$(0.97)	$(0.07)	$(1.92)	$—	$(1.99)
8/31/2018[k]	$29.24	$0.07	$3.34	$3.41	$(0.06)	$(3.94)	$—	$(4.00)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$21.70	3.00%[e]	$545.0	0.92%[f]	0.92%[f]	0.04%[f]	35%[e]
$—	$21.08	(29.67)%	$553.0	0.89%	0.89%	(0.00)%	176%
$—	$35.97	32.06%	$865.3	0.88%	0.88%	0.03%	123%
$—	$28.76	26.17%	$700.6	0.92%	0.92%	0.14%	130%
$—	$25.74	(2.35)%	$617.6	0.92%	0.92%	0.50%	20%
$—	$28.69	13.05%	$690.7	0.91%	0.91%	0.43%	59%

$—	$21.58	2.91%[e]	$30.3	1.12%[f]	1.12%[f]	(0.17)%[f]	35%[e]
$—	$20.97	(29.82)%	$31.9	1.10%	1.10%	(0.21)%	176%
$—	$35.88	31.78%	$53.4	1.09%	1.09%	(0.18)%	123%
$—	$28.75	25.90%	$47.0	1.10%	1.10%	(0.04)%	130%
$—	$25.71	(2.52)%	$46.4	1.10%	1.10%	0.32%	20%
$—	$28.66	12.88%	$57.7	1.10%	1.10%	0.25%	59%

$—	$21.45	2.73%[e]	$1.0	1.52%[f]	1.50%[f]	(0.54)%[f]	35%[e]
$—	$20.88	(29.93)%	$1.0	1.25%	1.25%	(0.35)%	176%
$—	$35.80	31.49%	$2.1	1.29%	1.29%	(0.38)%	123%
$—	$28.75	25.70%	$1.9	1.27%	1.27%	(0.22)%	130%
$—	$25.69	(2.68)%	$1.6	1.27%	1.27%	0.14%	20%
$—	$28.62	12.62%	$2.3	1.26%	1.26%	0.09%	59%

$—	$21.78	3.11%[e]	$18.9	0.77%[f]	0.75%[f]	0.21%[f]	35%[e]
$—	$21.17	(29.57)%	$19.0	0.75%	0.75%	0.18%	176%
$—	$36.05	32.25%	$26.8	0.74%	0.74%[g]	0.17%	123%
$—	$28.78	26.32%	$14.1	0.75%	0.75%	0.26%	130%
$—	$25.79	(2.15)%	$8.9	0.76%	0.75%	0.67%	20%
$—	$28.72	13.20%	$8.6	0.75%	0.75%[g]	0.60%	59%

$—	$21.55	2.91%[e]	$2.4	1.15%[f]	1.11%[f]	(0.12)%[f]	35%[e]
$—	$20.94	(29.83)%	$2.1	1.13%	1.11%	(0.21)%	176%
$—	$35.84	31.73%	$2.9	1.11%	1.11%[g]	(0.19)%	123%
$—	$28.73	25.90%	$3.0	1.12%	1.11%	(0.06)%	130%
$—	$25.69	(2.51)%	$2.7	1.12%	1.11%	0.32%	20%
$—	$28.65	12.80%	$3.4	1.12%	1.11%	0.23%	59%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Focus Fund (cont’d)
Class C
2/28/2023 (Unaudited)	$20.17	$(0.09)	$0.60	$0.51	$—	$—	$—	$—
8/31/2022	$34.97	$(0.27)	$(8.76)	$(9.03)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.27	$(0.30)	$8.60	$8.30	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.42	$(0.20)	$6.11	$5.91	$—	$(3.06)	$—	$(3.06)
8/31/2019	$28.50	$(0.11)	$(1.05)	$(1.16)	$—	$(1.92)	$—	$(1.92)
8/31/2018[k]	$38.78	$(0.16)	$3.68	$3.52	$—	$(13.80)	$—	$(13.80)

Genesis Fund
Investor Class
2/28/2023 (Unaudited)	$61.48	$0.05	$2.90	$2.95	$—	$(6.01)	$—	$(6.01)
8/31/2022	$80.18	$(0.08)	$(10.47)	$(10.55)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.74	$(0.11)	$20.25	$20.14	$—	$(2.70)	$—	$(2.70)
8/31/2020	$58.54	$0.02	$7.59	$7.61	$(0.03)	$(3.38)	$—	$(3.41)
8/31/2019	$65.27	$0.05	$(0.91)	$(0.86)	$(0.03)	$(5.84)	$—	$(5.87)
8/31/2018[l]	$58.73	$0.07	$14.47	$14.54	$(0.11)	$(7.89)	$—	$(8.00)

Trust Class
2/28/2023 (Unaudited)	$61.33	$0.02	$2.89	$2.91	$—	$(6.01)	$—	$(6.01)
8/31/2022	$80.07	$(0.14)	$(10.45)	$(10.59)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.71	$(0.18)	$20.24	$20.06	$—	$(2.70)	$—	$(2.70)
8/31/2020	$58.54	$(0.03)	$7.59	$7.56	$(0.01)	$(3.38)	$—	$(3.39)
8/31/2019	$65.30	$(0.00)	$(0.91)	$(0.91)	$(0.01)	$(5.84)	$—	$(5.85)
8/31/2018[l]	$58.73	$0.02	$14.49	$14.51	$(0.05)	$(7.89)	$—	$(7.94)

Advisor Class
2/28/2023 (Unaudited)	$60.53	$(0.05)	$2.84	$2.79	$—	$(6.01)	$—	$(6.01)
8/31/2022	$79.33	$(0.31)	$(10.34)	$(10.65)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.31	$(0.36)	$20.08	$19.72	$—	$(2.70)	$—	$(2.70)
8/31/2020	$58.32	$(0.18)	$7.55	$7.37	$—	$(3.38)	$—	$(3.38)
8/31/2019	$65.23	$(0.15)	$(0.92)	$(1.07)	$—	$(5.84)	$—	$(5.84)
8/31/2018[l]	$58.77	$(0.14)	$14.49	$14.35	$—	$(7.89)	$—	$(7.89)

Institutional Class
2/28/2023 (Unaudited)	$61.58	$0.10	$2.89	$2.99	$(0.04)	$(6.01)	$—	$(6.05)
8/31/2022	$80.18	$0.03	$(10.48)	$(10.45)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.66	$0.00	$20.24	$20.24	$(0.02)	$(2.70)	$—	$(2.72)
8/31/2020	$58.48	$0.11	$7.58	$7.69	$(0.13)	$(3.38)	$—	$(3.51)
8/31/2019	$65.24	$0.14	$(0.92)	$(0.78)	$(0.14)	$(5.84)	$—	$(5.98)
8/31/2018	$58.71	$0.17	$14.47	$14.64	$(0.22)	$(7.89)	$—	$(8.11)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$20.68	2.53%[e]	$0.3	1.96%[f]	1.86%[f]	(0.86)%[f]	35%[e]
$—	$20.17	(30.35)%	$0.3	1.91%	1.86%	(1.01)%	176%
$—	$34.97	30.76%	$0.7	1.89%	1.86%	(1.00)%	123%
$—	$28.27	24.96%	$1.4	1.87%	1.86%	(0.81)%	130%
$—	$25.42	(3.25)%	$1.2	1.88%	1.86%	(0.43)%	20%
$—	$28.50	11.92%	$1.7	1.87%	1.86%	(0.52)%	59%

$—	$58.42	5.44%[e]	$1,661.2	0.99%[f]	0.99%[f]	0.18%[f]	9%[e]
$—	$61.48	(14.63)%	$1,664.6	0.99%	0.99%	(0.11)%	12%
$—	$80.18	32.89%	$2,106.8	0.99%	0.99%	(0.15)%	12%
$—	$62.74	13.48%	$1,677.3	1.01%	1.01%	0.03%	11%
$—	$58.54	0.53%	$1,649.3	1.01%	1.01%	0.08%	14%
$—	$65.27	26.73%	$1,919.1	1.02%	1.02%	0.11%	13%

$—	$58.23	5.38%[e]	$1,074.1	1.09%[f]	1.09%[f]	0.08%[f]	9%[e]
$—	$61.33	(14.71)%	$1,008.4	1.09%	1.09%	(0.21)%	12%
$—	$80.07	32.77%	$1,349.7	1.09%	1.09%	(0.25)%	12%
$—	$62.71	13.38%	$1,239.6	1.09%	1.09%	(0.06)%	11%
$—	$58.54	0.43%	$1,409.3	1.10%	1.10%	(0.01)%	14%
$—	$65.30	26.64%	$1,561.6	1.10%	1.10%	0.03%	13%

$—	$57.31	5.25%[e]	$111.0	1.35%[f]	1.35%[f]	(0.18)%[f]	9%[e]
$—	$60.53	(14.93)%	$108.6	1.34%	1.34%	(0.46)%	12%
$—	$79.33	32.43%	$148.2	1.34%	1.34%	(0.50)%	12%
$—	$62.31	13.10%	$131.3	1.35%	1.35%	(0.31)%	11%
$—	$58.32	0.18%	$157.0	1.35%	1.35%	(0.26)%	14%
$—	$65.23	26.31%	$198.1	1.35%	1.35%	(0.23)%	13%

$—	$58.52	5.51%[e]	$2,641.2	0.84%[f]	0.84%[f]	0.33%[f]	9%[e]
$—	$61.58	(14.50)%	$2,569.7	0.84%	0.84%	0.04%	12%
$—	$80.18	33.11%	$3,551.7	0.84%	0.84%	0.00%	12%
$—	$62.66	13.65%	$3,032.9	0.84%	0.84%	0.19%	11%
$—	$58.48	0.69%	$2,809.8	0.85%	0.85%	0.25%	14%
$—	$65.24	26.96%	$3,253.8	0.85%	0.85%	0.28%	13%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Genesis Fund (cont’d)
Class R6
2/28/2023 (Unaudited)	$61.61	$0.13	$2.89	$3.02	$(0.14)	$(6.01)	$—	$(6.15)
8/31/2022	$80.14	$0.10	$(10.48)	$(10.38)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.62	$0.07	$20.23	$20.30	$(0.08)	$(2.70)	$—	$(2.78)
8/31/2020	$58.45	$0.16	$7.58	$7.74	$(0.19)	$(3.38)	$—	$(3.57)
8/31/2019	$65.23	$0.19	$(0.93)	$(0.74)	$(0.20)	$(5.84)	$—	$(6.04)
8/31/2018[l]	$58.70	$0.23	$14.46	$14.69	$(0.27)	$(7.89)	$—	$(8.16)

Class E
2/28/2023 (Unaudited)	$61.89	$0.33	$2.90	$3.23	$(0.59)	$(6.01)	$—	$(6.60)
Period from 1/11/2022[i] to 8/31/2022	$71.07	$0.35	$(9.53)	$(9.18)	$—	$—	$—	$—

Global Real Estate Fund
Institutional Class
2/28/2023 (Unaudited)	$10.96	$0.11	$(0.54)	$(0.43)	$(0.07)	$(0.47)	$—	$(0.54)
8/31/2022	$13.84	$0.15	$(2.05)	$(1.90)	$(0.21)	$(0.77)	$—	$(0.98)
8/31/2021	$10.97	$0.17	$2.88	$3.05	$(0.18)	$—	$—	$(0.18)
8/31/2020	$11.94	$0.17	$(0.58)	$(0.41)	$(0.32)	$(0.21)	$(0.03)	$(0.56)
8/31/2019	$10.85	$0.16	$1.31	$1.47	$(0.26)	$(0.12)	$—	$(0.38)
8/31/2018	$10.64	$0.17	$0.35	$0.52	$(0.21)	$(0.10)	$—	$(0.31)

Class A
2/28/2023 (Unaudited)	$10.92	$0.10	$(0.55)	$(0.45)	$(0.06)	$(0.47)	$—	$(0.53)
8/31/2022	$13.81	$0.11	$(2.06)	$(1.95)	$(0.17)	$(0.77)	$—	$(0.94)
8/31/2021	$10.95	$0.16	$2.85	$3.01	$(0.15)	$—	$—	$(0.15)
8/31/2020	$11.93	$0.12	$(0.58)	$(0.46)	$(0.28)	$(0.21)	$(0.03)	$(0.52)
8/31/2019	$10.84	$0.12	$1.31	$1.43	$(0.22)	$(0.12)	$—	$(0.34)
8/31/2018	$10.64	$0.13	$0.34	$0.47	$(0.17)	$(0.10)	$—	$(0.27)

Class C
2/28/2023 (Unaudited)	$10.83	$0.06	$(0.54)	$(0.48)	$(0.04)	$(0.47)	$—	$(0.51)
8/31/2022	$13.73	$0.01	$(2.04)	$(2.03)	$(0.10)	$(0.77)	$—	$(0.87)
8/31/2021	$10.91	$0.06	$2.84	$2.90	$(0.08)	$—	$—	$(0.08)
8/31/2020	$11.89	$0.04	$(0.58)	$(0.54)	$(0.20)	$(0.21)	$(0.03)	$(0.44)
8/31/2019	$10.81	$0.04	$1.30	$1.34	$(0.14)	$(0.12)	$—	$(0.26)
8/31/2018	$10.62	$0.06	$0.34	$0.40	$(0.11)	$(0.10)	$—	$(0.21)

Greater China Equity Fund
Institutional Class
2/28/2023 (Unaudited)	$8.69	$(0.02)	$0.14	$0.12	$(0.07)	$—	$—	$(0.07)
8/31/2022	$12.97	$0.06	$(3.62)	$(3.56)	$(0.09)	$(0.63)	$—	$(0.72)
8/31/2021	$11.49	$0.09	$1.46	$1.55	$(0.07)	$—	$—	$(0.07)
8/31/2020	$9.28	$0.06	$2.24	$2.30	$(0.09)	$—	$—	$(0.09)
8/31/2019	$14.80	$0.09	$(0.96)	$(0.87)	$—	$(4.65)	$—	$(4.65)
8/31/2018	$15.85	$0.00	$0.77	$0.77	$(0.18)	$(1.64)	$—	$(1.82)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$58.48	5.55%[e]	$4,584.6	0.74%[f]	0.74%[f]	0.43%[f]	9%[e]
$—	$61.61	(14.41)%	$4,463.8	0.74%	0.74%	0.14%	12%
$—	$80.14	33.23%	$5,744.7	0.74%	0.74%	0.09%	12%
$—	$62.62	13.74%	$4,420.9	0.75%	0.75%	0.28%	11%
$—	$58.45	0.80%	$4,221.1	0.75%	0.75%	0.34%	14%
$—	$65.23	27.07%	$4,372.3	0.78%	0.75%	0.38%	13%

$—	$58.52	5.94%[e]	$144.0	0.69%[f]	0.03%[f]	1.14%[f]	9%[e]
$—	$61.89	(12.92)%	$134.0	0.70%[f]	0.03%[f]	0.86%[f]	12%[e],j

$—	$9.99	(3.72)%[e]	$5.8	6.97%[f]	1.00%[f]	2.19%[f]	54%[e]
$—	$10.96	(14.76)%	$2.8	7.95%	1.00%	1.21%	78%
$—	$13.84	28.06%	$3.6	10.46%	1.01%	1.41%	51%
$—	$10.97	(3.48)%	$1.4	8.80%	1.01%	1.47%	49%
$—	$11.94	14.01%	$3.4	9.11%	1.01%	1.46%	38%
$—	$10.85	4.98%	$2.3	11.12%	1.01%	1.62%	48%

$—	$9.94	(3.90)%[e]	$0.5	7.64%[f]	1.36%[f]	2.02%[f]	54%[e]
$—	$10.92	(15.09)%	$0.3	8.58%	1.36%	0.86%	78%
$—	$13.81	27.70%	$0.3	11.06%	1.36%	1.32%	51%
$—	$10.95	(3.93)%	$0.2	9.28%	1.37%	1.10%	49%
$—	$11.93	13.65%	$0.4	9.72%	1.37%	1.07%	38%
$—	$10.84	4.47%	$0.3	11.57%	1.37%	1.23%	48%

$—	$9.84	(4.27)%[e]	$0.2	8.38%[f]	2.11%[f]	1.26%[f]	54%[e]
$—	$10.83	(15.75)%	$0.2	9.21%	2.11%	0.09%	78%
$—	$13.73	26.73%	$0.3	11.69%	2.11%	0.54%	51%
$—	$10.91	(4.65)%	$0.2	9.88%	2.12%	0.35%	49%
$—	$11.89	12.75%	$0.3	10.43%	2.12%	0.32%	38%
$—	$10.81	3.81%	$0.3	12.21%	2.12%	0.53%	48%

$—	$8.74	1.43%[e]	$25.2	2.35%[f]	1.51%[f]	(0.49)%[f]	16%[e]
$—	$8.69	(28.71)%	$32.4	1.91%	1.51%	0.55%	53%
$—	$12.97	13.54%	$61.3	1.80%	1.51%	0.66%	81%
$—	$11.49	24.93%	$52.3	1.81%	1.51%	0.64%	82%
$—	$9.28	(1.03)%	$45.2	1.84%	1.52%[m]	0.85%	46%
$—	$14.80	4.37%	$79.0	1.58%	1.51%	0.03%	60%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Greater China Equity Fund (cont’d)
Class A
2/28/2023 (Unaudited)	$8.69	$(0.04)	$0.15	$0.11	$(0.03)	$—	$—	$(0.03)
8/31/2022	$12.95	$0.02	$(3.62)	$(3.60)	$(0.03)	$(0.63)	$—	$(0.66)
8/31/2021[n]	$11.48	$0.02	$1.47	$1.49	$(0.02)	$—	$—	$(0.02)
8/31/2020[n]	$9.26	$(0.00)	$2.27	$2.27	$(0.05)	$—	$—	$(0.05)
8/31/2019[n]	$14.86	$0.06	$(0.98)	$(0.92)	$—	$(4.68)	$—	$(4.68)
8/31/2018[n]	$15.95	$(0.08)	$0.81	$0.73	$(0.17)	$(1.65)	$—	$(1.82)

Class C
2/28/2023 (Unaudited)	$8.63	$(0.07)	$0.15	$0.08	$—	$—	$—	$—
8/31/2022	$12.93	$(0.11)	$(3.56)	$(3.67)	$—	$(0.63)	$—	$(0.63)
8/31/2021[n]	$11.52	$(0.07)	$1.48	$1.41	$—	$—	$—	$—
8/31/2020[n]	$9.32	$(0.05)	$2.25	$2.20	$—	$—	$—	$—
8/31/2019[n]	$15.37	$(0.02)	$(1.04)	$(1.06)	$—	$(4.99)	$—	$(4.99)
8/31/2018[n]	$16.57	$(0.17)	$0.81	$0.64	$(0.08)	$(1.76)	$—	$(1.84)

International Equity Fund
Investor Class
2/28/2023 (Unaudited)	$11.13	$0.01	$1.10	$1.11	$(0.09)	$(0.49)	$—	$(0.58)
8/31/2022	$17.18	$0.15	$(4.43)	$(4.28)	$(0.14)	$(1.63)	$—	$(1.77)
8/31/2021	$14.04	$0.11	$3.72	$3.83	$(0.09)	$(0.60)	$—	$(0.69)
8/31/2020	$12.47	$0.06	$1.84	$1.90	$(0.12)	$(0.22)	$—	$(0.34)
8/31/2019	$13.16	$0.11	$(0.68)	$(0.57)	$(0.09)	$(0.03)	$—	$(0.12)
8/31/2018[k]	$12.58	$0.10	$0.51	$0.61	$(0.03)	$—	$—	$(0.03)

Trust Class
2/28/2023 (Unaudited)	$11.13	$0.01	$1.10	$1.11	$(0.09)	$(0.49)	$—	$(0.58)
8/31/2022	$17.18	$0.14	$(4.43)	$(4.29)	$(0.13)	$(1.63)	$—	$(1.76)
8/31/2021	$14.04	$0.09	$3.73	$3.82	$(0.08)	$(0.60)	$—	$(0.68)
8/31/2020	$12.46	$0.05	$1.85	$1.90	$(0.11)	$(0.22)	$—	$(0.33)
8/31/2019	$13.16	$0.10	$(0.69)	$(0.59)	$(0.08)	$(0.03)	$—	$(0.11)
8/31/2018[k]	$12.57	$0.09	$0.52	$0.61	$(0.02)	$—	$—	$(0.02)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$8.77	1.25%[e]	$1.8	2.88%[f]	1.87%[f]	(0.85)%[f]	16%[e]
$—	$8.69	(28.95)%	$1.9	2.41%	1.87%	0.22%	53%
$—	$12.95	13.01%	$3.6	2.26%	1.87%	0.14%	81%
$—	$11.48	24.51%	$4.3	2.29%	1.87%	(0.04)%	82%
$—	$9.26	(1.40)%	$6.1	2.32%	1.88%[m]	0.54%	46%
$—	$14.86	4.02%	$10.2	2.01%	1.87%	(0.47)%	60%

$—	$8.71	0.93%[e]	$0.0	4.23%[f]	2.62%[f]	(1.58)%[f]	16%[e]
$—	$8.63	(29.51)%	$0.0	3.22%	2.61%	(1.02)%	53%
$—	$12.93	12.20%	$0.2	3.06%	2.62%	(0.55)%	81%
$—	$11.52	23.62%	$0.2	2.95%	2.62%	(0.53)%	82%
$—	$9.32	(2.13)%	$0.2	3.07%	2.63%[m]	(0.19)%	46%
$—	$15.37	3.26%	$0.3	2.80%	2.62%	(0.99)%	60%

$—	$11.66	10.27%[e]	$70.9	1.23%[f]	1.10%[f]	0.25%[f]	20%[e]
$—	$11.13	(27.43)%	$67.5	1.19%	1.09%	1.09%	49%
$—	$17.18	28.24%	$102.9	1.16%	1.06%	0.70%	26%
$0.01	$14.04	15.39%[o]	$92.8	1.19%	1.08%	0.43%	45%
$—	$12.47	(4.23)%	$93.3	1.22%	1.13%	0.87%	34%
$—	$13.16	4.88%	$106.7	1.20%	1.14%	0.74%	32%

$—	$11.66	10.22%[e]	$22.6	1.29%[f]	1.17%[f]	0.19%[f]	20%[e]
$—	$11.13	(27.49)%	$21.8	1.26%	1.16%	1.04%	49%
$—	$17.18	28.17%	$32.4	1.24%	1.14%	0.61%	26%
$0.01	$14.04	15.41%[o]	$28.7	1.23%	1.13%	0.40%	45%
$—	$12.46	(4.35)%	$30.1	1.26%	1.17%	0.80%	34%
$—	$13.16	4.84%	$40.9	1.24%	1.18%	0.71%	32%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Equity Fund (cont’d)
Institutional Class
2/28/2023 (Unaudited)	$11.14	$0.03	$1.10	$1.13	$(0.11)	$(0.49)	$—	$(0.60)
8/31/2022	$17.20	$0.18	$(4.43)	$(4.25)	$(0.18)	$(1.63)	$—	$(1.81)
8/31/2021	$14.06	$0.14	$3.72	$3.86	$(0.12)	$(0.60)	$—	$(0.72)
8/31/2020	$12.48	$0.09	$1.85	$1.94	$(0.15)	$(0.22)	$—	$(0.37)
8/31/2019	$13.18	$0.13	$(0.67)	$(0.54)	$(0.13)	$(0.03)	$—	$(0.16)
8/31/2018	$12.66	$0.14	$0.51	$0.65	$(0.13)	$—	$—	$(0.13)

Class A
2/28/2023 (Unaudited)	$11.17	$0.01	$1.10	$1.11	$(0.08)	$(0.49)	$—	$(0.57)
8/31/2022	$17.16	$0.13	$(4.44)	$(4.31)	$(0.05)	$(1.63)	$—	$(1.68)
8/31/2021	$14.03	$0.08	$3.73	$3.81	$(0.08)	$(0.60)	$—	$(0.68)
8/31/2020	$12.46	$0.04	$1.85	$1.89	$(0.11)	$(0.22)	$—	$(0.33)
8/31/2019	$13.15	$0.09	$(0.67)	$(0.58)	$(0.08)	$(0.03)	$—	$(0.11)
8/31/2018[k]	$12.56	$0.08	$0.52	$0.60	$(0.01)	$—	$—	$(0.01)

Class C
2/28/2023 (Unaudited)	$10.99	$(0.03)	$1.09	$1.06	$(0.02)	$(0.49)	$—	$(0.51)
8/31/2022	$17.00	$0.03	$(4.39)	$(4.36)	$(0.02)	$(1.63)	$—	$(1.65)
8/31/2021	$13.94	$(0.03)	$3.69	$3.66	$—	$(0.60)	$—	$(0.60)
8/31/2020	$12.39	$(0.06)	$1.83	$1.77	$(0.01)	$(0.22)	$—	$(0.23)
8/31/2019	$13.09	$(0.00)	$(0.67)	$(0.67)	$(0.00)	$(0.03)	$—	$(0.03)
8/31/2018[k]	$12.58	$(0.01)	$0.52	$0.51	$—	$—	$—	$—

Class R6
2/28/2023 (Unaudited)	$11.16	$0.03	$1.11	$1.14	$(0.12)	$(0.49)	$—	$(0.61)
8/31/2022	$17.22	$0.19	$(4.43)	$(4.24)	$(0.19)	$(1.63)	$—	$(1.82)
8/31/2021	$14.08	$0.15	$3.73	$3.88	$(0.14)	$(0.60)	$—	$(0.74)
8/31/2020	$12.49	$0.10	$1.87	$1.97	$(0.17)	$(0.22)	$—	$(0.39)
8/31/2019	$13.20	$0.16	$(0.70)	$(0.54)	$(0.14)	$(0.03)	$—	$(0.17)
8/31/2018[k]	$12.67	$0.15	$0.52	$0.67	$(0.14)	$—	$—	$(0.14)

Class E
2/28/2023 (Unaudited)	$11.20	$0.07	$1.11	$1.18	$(0.18)	$(0.49)	$—	$(0.67)
Period from 1/11/2022[i] to 8/31/2022	$14.79	$0.19	$(3.78)	$(3.59)	$—	$—	$—	$—

International Select Fund
Trust Class
2/28/2023 (Unaudited)	$11.58	$0.00	$1.11	$1.11	$(0.10)	$(0.46)	$—	$(0.56)
8/31/2022	$17.62	$0.16	$(4.49)	$(4.33)	$(0.09)	$(1.62)	$—	$(1.71)
8/31/2021	$13.91	$0.10	$3.78	$3.88	$(0.07)	$(0.10)	$—	$(0.17)
8/31/2020	$12.30	$0.05	$1.94	$1.99	$(0.19)	$(0.19)	$—	$(0.38)
8/31/2019	$12.97	$0.12	$(0.61)	$(0.49)	$(0.05)	$(0.13)	$—	$(0.18)
8/31/2018	$12.43	$0.10	$0.54	$0.64	$(0.10)	$—	$—	$(0.10)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$11.67	10.46%[e]	$867.2	1.03%[f]	0.86%[f]	0.49%[f]	20%[e]
$—	$11.14	(27.29)%	$953.7	1.00%	0.87%	1.30%	49%
$—	$17.20	28.45%	$1,654.0	0.98%	0.86%	0.92%	26%
$0.01	$14.06	15.74%[o]	$1,319.0	0.98%	0.85%	0.71%	45%
$—	$12.48	(3.95)%	$1,518.8	1.00%	0.85%	1.08%	34%
$—	$13.18	5.12%	$1,772.4	0.99%	0.85%	1.03%	32%

$—	$11.71	10.23%[e]	$11.3	1.41%[f]	1.22%[f]	0.13%[f]	20%[e]
$—	$11.17	(27.53)%	$11.1	1.37%	1.23%	0.91%	49%
$—	$17.16	28.05%	$66.1	1.35%	1.22%	0.54%	26%
$0.01	$14.03	15.27%[o]	$55.8	1.34%	1.21%	0.30%	45%
$—	$12.46	(4.30)%	$52.2	1.37%	1.21%	0.76%	34%
$—	$13.15	4.77%	$67.2	1.35%	1.21%	0.63%	32%

$—	$11.54	9.87%[e]	$4.4	2.15%[f]	1.97%[f]	(0.62)%[f]	20%[e]
$—	$10.99	(28.09)%	$4.9	2.12%	1.98%	0.21%	49%
$—	$17.00	27.07%	$8.2	2.10%	1.97%	(0.22)%	26%
$0.01	$13.94	14.41%[o]	$7.4	2.09%	1.96%	(0.47)%	45%
$—	$12.39	(5.05)%	$9.6	2.12%	1.96%	(0.02)%	34%
$—	$13.09	4.05%	$14.3	2.11%	1.96%	(0.06)%	32%

$—	$11.69	10.52%[e]	$34.3	0.94%[f]	0.76%[f]	0.60%[f]	20%[e]
$—	$11.16	(27.18)%	$27.7	0.90%	0.77%	1.29%	49%
$—	$17.22	28.57%	$86.0	0.88%	0.76%	1.00%	26%
$0.01	$14.08	15.91%[o]	$76.1	0.88%	0.75%	0.77%	45%
$—	$12.49	(3.95)%	$80.4	0.92%	0.76%	1.28%	34%
$—	$13.20	5.26%	$74.3	0.92%	0.78%	1.15%	32%

$—	$11.71	10.86%[e]	$31.5	0.88%[f]	0.07%[f]	1.29%[f]	20%[e]
$—	$11.20	(24.27)%[e]	$28.1	0.86%[f]	0.07%[f]	2.42%[f]	49%[j]

$—	$12.13	9.88%[e]	$4.8	1.48%[f]	1.16%[f]	0.05%[f]	21%[e]
$—	$11.58	(26.93)%	$4.5	1.41%	1.19%	1.11%	55%
$—	$17.62	28.12%	$6.6	1.41%	1.16%	0.67%	21%
$—	$13.91	16.28%	$5.3	1.41%	1.15%	0.41%	33%
$—	$12.30	(3.58)%	$5.0	1.42%	1.15%	0.97%	32%
$—	$12.97	5.17%	$8.0	1.38%	1.16%	0.74%	44%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Select Fund (cont’d)
Institutional Class
2/28/2023 (Unaudited)	$11.57	$0.02	$1.10	$1.12	$(0.15)	$(0.46)	$—	$(0.61)
8/31/2022	$17.60	$0.21	$(4.47)	$(4.26)	$(0.15)	$(1.62)	$—	$(1.77)
8/31/2021	$13.89	$0.16	$3.77	$3.93	$(0.12)	$(0.10)	$—	$(0.22)
8/31/2020	$12.28	$0.10	$1.93	$2.03	$(0.23)	$(0.19)	$—	$(0.42)
8/31/2019	$12.96	$0.15	$(0.60)	$(0.45)	$(0.10)	$(0.13)	$—	$(0.23)
8/31/2018	$12.42	$0.13	$0.55	$0.68	$(0.14)	$—	$—	$(0.14)

Class A
2/28/2023 (Unaudited)	$11.47	$0.00	$1.10	$1.10	$(0.10)	$(0.46)	$—	$(0.56)
8/31/2022	$17.47	$0.16	$(4.44)	$(4.28)	$(0.10)	$(1.62)	$—	$(1.72)
8/31/2021	$13.80	$0.10	$3.74	$3.84	$(0.07)	$(0.10)	$—	$(0.17)
8/31/2020	$12.21	$0.05	$1.92	$1.97	$(0.19)	$(0.19)	$—	$(0.38)
8/31/2019	$12.87	$0.10	$(0.58)	$(0.48)	$(0.05)	$(0.13)	$—	$(0.18)
8/31/2018	$12.34	$0.08	$0.55	$0.63	$(0.10)	$—	$—	$(0.10)

Class C
2/28/2023 (Unaudited)	$11.14	$(0.04)	$1.06	$1.02	$(0.01)	$(0.46)	$—	$(0.47)
8/31/2022	$17.09	$0.05	$(4.33)	$(4.28)	$(0.05)	$(1.62)	$—	$(1.67)
8/31/2021	$13.54	$(0.02)	$3.67	$3.65	$—	$(0.10)	$—	$(0.10)
8/31/2020	$11.99	$(0.04)	$1.87	$1.83	$(0.09)	$(0.19)	$—	$(0.28)
8/31/2019	$12.68	$0.01	$(0.57)	$(0.56)	$—	$(0.13)	$—	$(0.13)
8/31/2018	$12.16	$(0.00)	$0.53	$0.53	$(0.01)	$—	$—	$(0.01)

Class R3
2/28/2023 (Unaudited)	$11.35	$(0.01)	$1.07	$1.06	$(0.07)	$(0.46)	$—	$(0.53)
8/31/2022	$17.32	$0.12	$(4.39)	$(4.27)	$(0.08)	$(1.62)	$—	$(1.70)
8/31/2021	$13.67	$0.06	$3.71	$3.77	$(0.02)	$(0.10)	$—	$(0.12)
8/31/2020	$12.10	$0.02	$1.89	$1.91	$(0.15)	$(0.19)	$—	$(0.34)
8/31/2019	$12.75	$0.08	$(0.58)	$(0.50)	$(0.02)	$(0.13)	$—	$(0.15)
8/31/2018	$12.22	$0.05	$0.55	$0.60	$(0.07)	$—	$—	$(0.07)

Class R6
2/28/2023 (Unaudited)	$11.57	$0.03	$1.10	$1.13	$(0.16)	$(0.46)	$—	$(0.62)
8/31/2022	$17.61	$0.24	$(4.49)	$(4.25)	$(0.17)	$(1.62)	$—	$(1.79)
8/31/2021	$13.90	$0.13	$3.81	$3.94	$(0.13)	$(0.10)	$—	$(0.23)
8/31/2020	$12.29	$0.04	$2.00	$2.04	$(0.24)	$(0.19)	$—	$(0.43)
8/31/2019	$12.96	$0.23	$(0.66)	$(0.43)	$(0.11)	$(0.13)	$—	$(0.24)
8/31/2018	$12.42	$0.15	$0.54	$0.69	$(0.15)	$—	$—	$(0.15)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.08	9.95%[e]	$132.8	1.00%[f]	0.81%[f]	0.40%[f]	21%[e]
$—	$11.57	(26.61)%	$119.9	1.00%	0.84%	1.48%	55%
$—	$17.60	28.57%	$152.5	0.97%	0.81%	1.01%	21%
$—	$13.89	16.68%	$138.9	0.94%	0.80%	0.79%	33%
$—	$12.28	(3.29)%	$128.1	0.97%	0.80%	1.27%	32%
$—	$12.96	5.52%	$142.4	0.93%	0.81%	0.99%	44%

$—	$12.01	9.86%[e]	$3.4	1.37%[f]	1.17%[f]	0.04%[f]	21%[e]
$—	$11.47	(26.89)%	$3.1	1.37%	1.20%	1.10%	55%
$—	$17.47	28.07%	$4.5	1.34%	1.17%	0.66%	21%
$—	$13.80	16.22%	$3.2	1.31%	1.16%	0.36%	33%
$—	$12.21	(3.58)%	$3.2	1.35%	1.16%	0.85%	32%
$—	$12.87	5.12%	$3.9	1.31%	1.17%	0.63%	44%

$—	$11.69	9.38%[e]	$0.6	2.18%[f]	1.92%[f]	(0.72)%[f]	21%[e]
$—	$11.14	(27.45)%	$0.5	2.15%	1.95%	0.38%	55%
$—	$17.09	27.11%	$0.8	2.12%	1.92%	(0.11)%	21%
$—	$13.54	15.37%	$0.9	2.06%	1.91%	(0.34)%	33%
$—	$11.99	(4.32)%	$1.5	2.09%	1.91%	0.10%	32%
$—	$12.68	4.37%	$2.4	2.06%	1.92%	(0.02)%	44%

$—	$11.88	9.61%[e]	$1.3	1.64%[f]	1.42%[f]	(0.21)%[f]	21%[e]
$—	$11.35	(27.06)%	$1.2	1.64%	1.45%	0.87%	55%
$—	$17.32	27.74%	$1.9	1.60%	1.42%	0.38%	21%
$—	$13.67	15.93%	$2.2	1.57%	1.41%	0.18%	33%
$—	$12.10	(3.81)%	$2.3	1.60%	1.41%	0.66%	32%
$—	$12.75	4.92%	$3.5	1.56%	1.42%	0.36%	44%

$—	$12.08	10.07%[e]	$0.2	0.96%[f]	0.71%[f]	0.52%[f]	21%[e]
$—	$11.57	(26.59)%	$0.2	0.89%	0.73%	1.58%	55%
$—	$17.61	28.65%	$1.3	0.88%	0.71%	0.83%	21%
$—	$13.90	16.77%	$1.9	0.84%	0.70%	0.28%	33%
$—	$12.29	(3.11)%	$29.6	0.87%	0.71%	1.88%	32%
$—	$12.96	5.59%	$9.4	0.87%	0.74%	1.15%	44%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Small Cap Fund
Institutional Class
2/28/2023 (Unaudited)	$12.08	$0.02	$1.05	$1.07	$—	$(0.61)	$—	$(0.61)
8/31/2022	$18.34	$0.11	$(5.54)	$(5.43)	$(0.11)	$(0.72)	$—	$(0.83)
8/31/2021	$13.86	$0.03	$4.96	$4.99	$(0.07)	$(0.44)	$—	$(0.51)
8/31/2020	$11.28	$0.02	$2.66	$2.68	$(0.10)	$—	$—	$(0.10)
8/31/2019	$12.98	$0.11	$(1.60)	$(1.49)	$(0.03)	$(0.18)	$—	$(0.21)
8/31/2018	$12.74	$0.11	$1.02	$1.13	$(0.35)	$(0.54)	$—	$(0.89)

Class A
2/28/2023 (Unaudited)	$12.00	$0.00	$1.05	$1.05	$—	$(0.61)	$—	$(0.61)
8/31/2022	$18.24	$0.02	$(5.47)	$(5.45)	$(0.07)	$(0.72)	$—	$(0.79)
8/31/2021	$13.82	$(0.03)	$4.94	$4.91	$(0.05)	$(0.44)	$—	$(0.49)
8/31/2020	$11.24	$(0.03)	$2.66	$2.63	$(0.05)	$—	$—	$(0.05)
8/31/2019	$12.93	$0.06	$(1.57)	$(1.51)	$—	$(0.18)	$—	$(0.18)
8/31/2018	$12.70	$0.02	$1.05	$1.07	$(0.30)	$(0.54)	$—	$(0.84)

Class C
2/28/2023 (Unaudited)	$11.64	$(0.04)	$1.00	$0.96	$—	$(0.61)	$—	$(0.61)
8/31/2022	$17.81	$(0.07)	$(5.36)	$(5.43)	$(0.02)	$(0.72)	$—	$(0.74)
8/31/2021	$13.55	$(0.15)	$4.85	$4.70	$—	$(0.44)	$—	$(0.44)
8/31/2020	$11.06	$(0.11)	$2.60	$2.49	$—	$—	$—	$—
8/31/2019	$12.83	$(0.01)	$(1.58)	$(1.59)	$—	$(0.18)	$—	$(0.18)
8/31/2018	$12.63	$(0.07)	$1.05	$0.98	$(0.24)	$(0.54)	$—	$(0.78)

Class R6
2/28/2023 (Unaudited)	$12.07	$0.03	$1.05	$1.08	$—	$(0.61)	$—	$(0.61)
8/31/2022	$18.32	$0.12	$(5.54)	$(5.42)	$(0.11)	$(0.72)	$—	$(0.83)
8/31/2021	$13.88	$0.04	$4.97	$5.01	$(0.13)	$(0.44)	$—	$(0.57)
8/31/2020	$11.29	$0.03	$2.67	$2.70	$(0.11)	$—	$—	$(0.11)
8/31/2019	$12.98	$0.12	$(1.59)	$(1.47)	$(0.04)	$(0.18)	$—	$(0.22)
8/31/2018	$12.74	$0.08	$1.06	$1.14	$(0.36)	$(0.54)	$—	$(0.90)

Intrinsic Value Fund
Institutional Class
2/28/2023 (Unaudited)	$19.00	$(0.00)	$1.10	$1.10	$—	$(0.67)	$—	$(0.67)
8/31/2022	$24.01	$(0.08)	$(3.45)	$(3.53)	$—	$(1.48)	$—	$(1.48)
8/31/2021[p]	$15.13	$(0.11)	$9.31	$9.20	$—	$(0.32)	$—	$(0.32)
8/31/2020[p]	$14.50	$(0.04)	$1.11	$1.07	$—	$(0.44)	$—	$(0.44)
8/31/2019[p]	$18.54	$(0.03)	$(2.14)	$(2.17)	$—	$(1.87)	$—	$(1.87)
8/31/2018[p]	$16.12	$(0.06)	$3.33	$3.27	$—	$(0.85)	$—	$(0.85)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.54	9.15%[e]	$2.7	12.09%[f]	1.07%[f]	0.41%[f]	36%[e]
$—	$12.08	(30.79)%	$2.7	10.11%	1.06%	0.72%	21%
$—	$18.34	36.97%	$2.8	13.09%	1.07%	0.20%	22%
$—	$13.86	23.84%	$1.4	5.81%	1.05%[m]	0.14%	14%
$—	$11.28	(11.26)%	$5.3	6.24%	1.05%	1.00%	32%
$—	$12.98	9.06%	$6.2	7.02%	1.05%	0.83%	48%

$—	$12.44	9.04%[e]	$0.2	12.96%[f]	1.43%[f]	0.05%[f]	36%[e]
$—	$12.00	(31.05)%	$0.2	10.46%	1.42%	0.11%	21%
$—	$18.24	36.43%	$0.5	13.62%	1.43%	(0.17)%	22%
$—	$13.82	23.41%	$0.2	6.40%	1.42%[m]	(0.23)%	14%
$—	$11.24	(11.49)%	$0.1	6.77%	1.41%	0.54%	32%
$—	$12.93	8.60%	$0.2	7.56%	1.41%	0.16%	48%

$—	$11.99	8.54%[e]	$0.1	13.29%[f]	2.18%[f]	(0.71)%[f]	36%[e]
$—	$11.64	(31.59)%	$0.1	11.24%	2.17%	(0.45)%	21%
$—	$17.81	35.48%	$0.2	14.29%	2.19%	(0.96)%	22%
$—	$13.55	22.51%	$0.1	6.93%	2.17%[m]	(0.97)%	14%
$—	$11.06	(12.22)%	$0.1	7.38%	2.16%	(0.10)%	32%
$—	$12.83	7.89%	$0.2	8.15%	2.16%	(0.53)%	48%

$—	$12.54	9.25%[e]	$0.3	12.07%[f]	0.97%[f]	0.48%[f]	36%[e]
$—	$12.07	(30.76)%	$0.3	10.00%	0.96%	0.78%	21%
$—	$18.32	37.14%	$0.4	13.03%	0.98%	0.25%	22%
$—	$13.88	24.01%	$0.3	5.71%	0.96%[m]	0.24%	14%
$—	$11.29	(11.13)%	$0.2	6.16%	0.96%	1.09%	32%
$—	$12.98	9.12%	$0.3	6.97%	0.98%	0.64%	48%

$—	$19.43	6.12%[e]	$1,312.2	0.96%[f]	0.96%[f]	(0.04)%[f]	8%[e]
$—	$19.00	(15.58)%	$1,204.8	1.00%	1.00%[g]	(0.37)%	12%
$—	$24.01	61.43%	$979.4	1.01%	1.01%[g]	(0.54)%	23%
$—	$15.13	7.36%	$555.2	1.05%	1.00%	(0.29)%	19%
$—	$14.50	(10.83)%	$574.1	1.05%	1.01%	(0.20)%	22%
$—	$18.54	21.01%	$678.0	1.02%	1.00%	(0.35)%	25%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Intrinsic Value Fund (cont’d)
Class A
2/28/2023 (Unaudited)	$18.70	$(0.04)	$1.08	$1.04	$—	$(0.67)	$—	$(0.67)
8/31/2022	$23.74	$(0.16)	$(3.40)	$(3.56)	$—	$(1.48)	$—	$(1.48)
8/31/2021[p]	$15.02	$(0.19)	$9.23	$9.04	$—	$(0.32)	$—	$(0.32)
8/31/2020[p]	$14.44	$(0.09)	$1.11	$1.02	$—	$(0.44)	$—	$(0.44)
8/31/2019[h,p]	$18.54	$(0.09)	$(2.14)	$(2.23)	$—	$(1.87)	$—	$(1.87)
8/31/2018[h,p]	$16.20	$(0.12)	$3.34	$3.22	$—	$(0.88)	$—	$(0.88)

Class C
2/28/2023 (Unaudited)	$18.10	$(0.10)	$1.04	$0.94	$—	$(0.67)	$—	$(0.67)
8/31/2022	$23.19	$(0.30)	$(3.31)	$(3.61)	$—	$(1.48)	$—	$(1.48)
8/31/2021[p]	$14.79	$(0.33)	$9.05	$8.72	$—	$(0.32)	$—	$(0.32)
8/31/2020[p]	$14.34	$(0.19)	$1.08	$0.89	$—	$(0.44)	$—	$(0.44)
8/31/2019[h,p]	$18.54	$(0.20)	$(2.13)	$(2.33)	$—	$(1.87)	$—	$(1.87)
8/31/2018[h,p]	$16.39	$(0.26)	$3.35	$3.09	$—	$(0.94)	$—	$(0.94)

Class R6
2/28/2023 (Unaudited)	$19.09	$0.01	$1.10	$1.11	$—	$(0.67)	$—	$(0.67)
8/31/2022	$24.09	$(0.05)	$(3.47)	$(3.52)	$—	$(1.48)	$—	$(1.48)
8/31/2021[p]	$15.17	$(0.09)	$9.33	$9.24	$—	$(0.32)	$—	$(0.32)
8/31/2020[p]	$14.52	$(0.02)	$1.11	$1.09	$—	$(0.44)	$—	$(0.44)
Period from 1/18/2019[i] to 8/31/2019[p]	$14.22	$(0.01)	$0.31	$0.30	$—	$—	$—	$—

Large Cap Growth Fund
Investor Class
2/28/2023 (Unaudited)	$21.86	$0.03	$(0.45)	$(0.42)	$—	$(1.27)	$—	$(1.27)
8/31/2022[q]	$29.38	$0.03	$(4.60)	$(4.57)	$(0.02)	$(2.93)	$—	$(2.95)
8/31/2021	$23.38	$0.03	$7.76	$7.79	$(0.05)	$(1.74)	$—	$(1.79)
8/31/2020	$18.30	$0.05	$6.20	$6.25	$(0.07)	$(1.10)	$—	$(1.17)
8/31/2019	$19.52	$0.10	$0.32	$0.42	$(0.11)	$(1.53)	$—	$(1.64)
8/31/2018	$17.12	$0.11	$3.49	$3.60	$(0.11)	$(1.09)	$—	$(1.20)

Trust Class
2/28/2023 (Unaudited)	$21.78	$0.01	$(0.45)	$(0.44)	$—	$(1.27)	$—	$(1.27)
8/31/2022[q]	$29.31	$(0.02)	$(4.58)	$(4.60)	$(0.00)	$(2.93)	$—	$(2.93)
8/31/2021	$23.36	$(0.02)	$7.74	$7.72	$(0.03)	$(1.74)	$—	$(1.77)
8/31/2020	$18.28	$0.02	$6.20	$6.22	$(0.04)	$(1.10)	$—	$(1.14)
8/31/2019	$19.51	$0.07	$0.31	$0.38	$(0.08)	$(1.53)	$—	$(1.61)
8/31/2018[k]	$17.82	$0.08	$3.57	$3.65	$(0.13)	$(1.83)	$—	$(1.96)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$19.07	5.89%[e]	$54.6	1.36%[f]	1.36%[f]	(0.45)%[f]	8%[e]
$—	$18.70	(15.90)%	$49.0	1.36%	1.36%[g]	(0.73)%	12%
$—	$23.74	60.81%	$51.4	1.37%	1.37%	(0.90)%	23%
$—	$15.02	7.04%	$21.0	1.43%	1.36%	(0.65)%	19%
$—	$14.44	(11.18)%	$19.7	1.44%	1.37%	(0.56)%	22%
$—	$18.54	20.58%	$20.0	1.41%	1.36%	(0.73)%	25%

$—	$18.37	5.53%[e]	$21.4	2.11%[f]	2.11%[f]	(1.19)%[f]	8%[e]
$—	$18.10	(16.52)%	$20.4	2.11%	2.11%[g]	(1.48)%	12%
$—	$23.19	59.58%	$18.4	2.12%	2.12%[g]	(1.65)%	23%
$—	$14.79	6.16%	$11.3	2.16%	2.11%	(1.38)%	19%
$—	$14.34	(11.78)%	$16.8	2.16%	2.12%	(1.30)%	22%
$—	$18.54	19.65%	$24.5	2.13%	2.11%	(1.47)%	25%

$—	$19.53	6.14%[e]	$108.0	0.86%[f]	0.86%[f]	0.06%[f]	8%[e]
$—	$19.09	(15.49)%	$101.3	0.86%	0.86%	(0.23)%	12%
$—	$24.09	61.54%	$84.0	0.89%	0.89%[g]	(0.44)%	23%
$—	$15.17	7.49%	$0.1	0.97%	0.90%	(0.17)%	19%
$—	$14.52	2.11%[e]	$0.2	1.00%[f]	0.91%[f]	(0.10)%[f]	22%[j]

$—	$20.17	(1.74)%[e]	$1,332.6	0.84%[f]	0.84%[f]	0.28%[f]	18%[e]
$—	$21.86	(17.16)%	$1,408.1	0.83%	0.83%	0.11%	32%
$—	$29.38	35.49%	$1,812.9	0.82%	0.82%	0.11%	28%
$—	$23.38	35.76%	$1,419.5	0.87%	0.87%	0.26%	49%
$—	$18.30	4.03%	$1,125.5	0.89%	0.89%	0.56%	37%
$—	$19.52	21.86%	$1,187.2	0.88%	0.88%	0.62%	41%

$—	$20.07	(1.84)%[e]	$35.3	1.05%[f]	1.05%[f]	0.07%[f]	18%[e]
$—	$21.78	(17.31)%	$37.7	1.03%	1.03%	(0.10)%	32%
$—	$29.31	35.21%	$52.5	1.03%	1.03%	(0.09)%	28%
$—	$23.36	35.55%	$42.7	1.05%	1.05%	0.08%	49%
$—	$18.28	3.77%	$45.5	1.06%	1.06%	0.38%	37%
$—	$19.51	21.76%	$56.6	1.06%	1.06%	0.44%	41%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Large Cap Growth Fund (cont’d)
Advisor Class
2/28/2023 (Unaudited)	$21.53	$(0.06)	$(0.47)	$(0.53)	$—	$(1.27)	$—	$(1.27)
8/31/2022[q]	$29.05	$(0.07)	$(4.53)	$(4.60)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$23.20	$(0.05)	$7.66	$7.61	$(0.02)	$(1.74)	$—	$(1.76)
8/31/2020	$18.20	$(0.04)	$6.17	$6.13	$(0.03)	$(1.10)	$—	$(1.13)
8/31/2019	$19.46	$0.01	$0.31	$0.32	$(0.05)	$(1.53)	$—	$(1.58)
8/31/2018[k]	$17.36	$0.02	$3.52	$3.54	$(0.05)	$(1.39)	$—	$(1.44)

Institutional Class
2/28/2023 (Unaudited)	$21.89	$0.04	$(0.44)	$(0.40)	$—	$(1.27)	$—	$(1.27)
8/31/2022[q]	$29.42	$0.07	$(4.62)	$(4.55)	$(0.05)	$(2.93)	$—	$(2.98)
8/31/2021	$23.41	$0.06	$7.77	$7.83	$(0.08)	$(1.74)	$—	$(1.82)
8/31/2020	$18.32	$0.08	$6.22	$6.30	$(0.11)	$(1.10)	$—	$(1.21)
8/31/2019	$19.55	$0.13	$0.32	$0.45	$(0.15)	$(1.53)	$—	$(1.68)
8/31/2018[k]	$17.13	$0.14	$3.51	$3.65	$(0.14)	$(1.09)	$—	$(1.23)

Class A
2/28/2023 (Unaudited)	$21.74	$0.01	$(0.45)	$(0.44)	$—	$(1.27)	$—	$(1.27)
8/31/2022[q]	$29.27	$(0.02)	$(4.59)	$(4.61)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$23.34	$(0.03)	$7.73	$7.70	$(0.03)	$(1.74)	$—	$(1.77)
8/31/2020	$18.28	$0.02	$6.19	$6.21	$(0.05)	$(1.10)	$—	$(1.15)
8/31/2019	$19.50	$0.06	$0.33	$0.39	$(0.08)	$(1.53)	$—	$(1.61)
8/31/2018[k]	$17.85	$0.07	$3.57	$3.64	$(0.13)	$(1.86)	$—	$(1.99)

Class C
2/28/2023 (Unaudited)	$21.03	$(0.05)	$(0.44)	$(0.49)	$—	$(1.27)	$—	$(1.27)
8/31/2022[q]	$28.61	$(0.20)	$(4.46)	$(4.66)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$22.98	$(0.21)	$7.58	$7.37	$—	$(1.74)	$—	$(1.74)
8/31/2020	$18.10	$(0.13)	$6.11	$5.98	$—	$(1.10)	$—	$(1.10)
8/31/2019	$19.40	$(0.06)	$0.31	$0.25	$(0.02)	$(1.53)	$—	$(1.55)
8/31/2018[k]	$17.42	$(0.06)	$3.51	$3.45	$(0.01)	$(1.46)	$—	$(1.47)

Class R3
2/28/2023 (Unaudited)	$21.49	$(0.01)	$(0.44)	$(0.45)	$—	$(1.27)	$—	$(1.27)
8/31/2022[q]	$29.05	$(0.10)	$(4.54)	$(4.64)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$23.22	$(0.11)	$7.69	$7.58	$(0.01)	$(1.74)	$—	$(1.75)
8/31/2020	$18.22	$(0.05)	$6.16	$6.11	$(0.01)	$(1.10)	$—	$(1.11)
8/31/2019	$19.46	$0.01	$0.33	$0.34	$(0.05)	$(1.53)	$—	$(1.58)
8/31/2018[k]	$17.37	$0.02	$3.52	$3.54	$(0.05)	$(1.40)	$—	$(1.45)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$19.73	(2.31)%[e]	$0.2	1.60%[f]	1.50%[f]	(0.61)%[f]	18%[e]
$—	$21.53	(17.45)%	$2.3	1.17%	1.17%	(0.29)%	32%
$—	$29.05	34.95%	$8.0	1.19%	1.19%	(0.18)%	28%
$—	$23.20	35.18%	$0.2	1.32%	1.32%	(0.21)%	49%
$—	$18.20	3.41%	$0.2	1.40%	1.40%	0.05%	37%
$—	$19.46	21.34%	$0.2	1.40%	1.40%	0.12%	41%

$—	$20.22	(1.65)%[e]	$194.2	0.69%[f]	0.69%[f]	0.39%[f]	18%[e]
$—	$21.89	(17.06)%	$245.1	0.68%	0.68%	0.28%	32%
$—	$29.42	35.68%	$204.8	0.67%	0.67%	0.26%	28%
$—	$23.41	36.03%	$149.6	0.70%	0.70%	0.43%	49%
$—	$18.32	4.19%	$83.9	0.71%	0.71%	0.74%	37%
$—	$19.55	22.15%	$82.5	0.71%	0.71%	0.80%	41%

$—	$20.03	(1.85)%[e]	$14.0	1.06%[f]	1.06%[f]	0.07%[f]	18%[e]
$—	$21.74	(17.33)%	$12.4	1.05%	1.05%	(0.09)%	32%
$—	$29.27	35.15%	$10.0	1.05%	1.05%	(0.12)%	28%
$—	$23.34	35.49%	$6.1	1.07%	1.07%	0.12%	49%
$—	$18.28	3.79%	$4.1	1.09%	1.09%	0.34%	37%
$—	$19.50	21.67%	$5.5	1.09%	1.09%	0.41%	41%

$—	$19.27	(2.16)%[e]	$7.5	1.82%[f]	1.82%[f]	(0.56)%[f]	18%[e]
$—	$21.03	(17.97)%	$3.4	1.80%	1.80%	(0.85)%	32%
$—	$28.61	34.17%	$3.1	1.79%	1.79%	(0.86)%	28%
$—	$22.98	34.53%	$2.3	1.81%	1.81%	(0.70)%	49%
$—	$18.10	3.00%	$1.8	1.84%	1.84%	(0.38)%	37%
$—	$19.40	20.74%	$1.8	1.83%	1.83%	(0.32)%	41%

$—	$19.77	(1.92)%[e]	$0.9	1.34%[f]	1.34%[f],g	(0.12)%[f]	18%[e]
$—	$21.49	(17.60)%	$0.4	1.36%	1.36%[g]	(0.41)%	32%
$—	$29.05	34.77%	$0.4	1.38%	1.36%	(0.45)%	28%
$—	$23.22	35.06%	$0.2	1.36%	1.36%[g]	(0.25)%	49%
$—	$18.22	3.51%	$0.1	1.40%	1.36%	0.06%	37%
$—	$19.46	21.33%	$0.4	1.37%	1.36%	0.13%	41%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions

Class R6
2/28/2023 (Unaudited)	$21.90	$0.06	$(0.45)	$(0.39)	$—	$(1.27)	$—	$(1.27)
8/31/2022[q]	$29.42	$0.07	$(4.60)	$(4.53)	$(0.06)	$(2.93)	$—	$(2.99)
8/31/2021	$23.41	$0.07	$7.77	$7.84	$(0.09)	$(1.74)	$—	$(1.83)
8/31/2020	$18.32	$0.09	$6.22	$6.31	$(0.12)	$(1.10)	$—	$(1.22)
Period from 3/29/2019[i] to 8/31/2019	$16.73	$0.06	$1.53	$1.59	$—	$—	$—	$—

Large Cap Value Fund
Investor Class
2/28/2023 (Unaudited)	$40.77	$0.39	$1.96	$2.35	$(0.67)	$—	$—	$(0.67)
8/31/2022	$44.85	$0.80	$(2.65)	$(1.85)	$(0.55)	$(1.68)	$—	$(2.23)
8/31/2021	$30.38	$0.66	$14.39	$15.05	$(0.49)	$(0.09)	$—	$(0.58)
8/31/2020	$30.58	$0.59	$0.46	$1.05	$(0.60)	$(0.65)	$—	$(1.25)
8/31/2019	$32.87	$0.59	$1.03	$1.62	$(0.53)	$(3.38)	$—	$(3.91)
8/31/2018	$31.61	$0.46	$3.47	$3.93	$(0.40)	$(2.27)	$—	$(2.67)

Trust Class
2/28/2023 (Unaudited)	$40.78	$0.35	$1.96	$2.31	$(0.59)	$—	$—	$(0.59)
8/31/2022	$44.86	$0.72	$(2.65)	$(1.93)	$(0.47)	$(1.68)	$—	$(2.15)
8/31/2021	$30.39	$0.58	$14.41	$14.99	$(0.43)	$(0.09)	$—	$(0.52)
8/31/2020	$30.59	$0.54	$0.45	$0.99	$(0.54)	$(0.65)	$—	$(1.19)
8/31/2019	$32.88	$0.54	$1.03	$1.57	$(0.48)	$(3.38)	$—	$(3.86)
8/31/2018[l]	$31.63	$0.40	$3.47	$3.87	$(0.35)	$(2.27)	$—	$(2.62)

Advisor Class
2/28/2023 (Unaudited)	$40.78	$0.31	$1.96	$2.27	$(0.52)	$—	$—	$(0.52)
8/31/2022	$44.85	$0.64	$(2.64)	$(2.00)	$(0.39)	$(1.68)	$—	$(2.07)
8/31/2021	$30.40	$0.51	$14.41	$14.92	$(0.38)	$(0.09)	$—	$(0.47)
8/31/2020	$30.60	$0.49	$0.46	$0.95	$(0.50)	$(0.65)	$—	$(1.15)
8/31/2019	$32.88	$0.49	$1.04	$1.53	$(0.43)	$(3.38)	$—	$(3.81)
8/31/2018[l]	$31.62	$0.35	$3.49	$3.84	$(0.31)	$(2.27)	$—	$(2.58)

Institutional Class
2/28/2023 (Unaudited)	$40.75	$0.42	$1.97	$2.39	$(0.74)	$—	$—	$(0.74)
8/31/2022	$44.84	$0.88	$(2.65)	$(1.77)	$(0.64)	$(1.68)	$—	$(2.32)
8/31/2021	$30.38	$0.84	$14.26	$15.10	$(0.55)	$(0.09)	$—	$(0.64)
8/31/2020	$30.57	$0.64	$0.47	$1.11	$(0.65)	$(0.65)	$—	$(1.30)
8/31/2019	$32.87	$0.66	$1.01	$1.67	$(0.59)	$(3.38)	$—	$(3.97)
8/31/2018[l]	$31.60	$0.52	$3.47	$3.99	$(0.45)	$(2.27)	$—	$(2.72)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$20.24	(1.60)%[e]	$0.3	0.65%[f]	0.62%[f]	0.56%[f]	18%[e]
$—	$21.90	(17.01)%	$0.2	0.66%	0.65%	0.28%	32%
$—	$29.42	35.72%	$0.2	0.68%	0.65%	0.26%	28%
$—	$23.41	36.09%	$0.0	0.65%	0.65%[g]	0.47%	49%
$—	$18.32	9.50%[e]	$0.0	0.97%[f]	0.65%[f]	0.75%[f]	37%[j]

$—	$42.45	5.76%[e]	$1,640.3	0.75%[f]	0.75%[f]	1.83%[f]	47%[e]
$—	$40.77	(4.38)%	$1,556.5	0.75%	0.75%	1.81%	82%
$—	$44.85	50.05%	$1,628.3	0.78%	0.78%	1.67%	89%
$—	$30.38	3.23%	$1,087.2	0.85%	0.85%	1.99%	157%
$—	$30.58	6.25%	$1,174.3	0.86%	0.86%	1.93%	109%[r]
$—	$32.87	12.90%	$1,160.3	0.87%	0.87%	1.46%	153%

$—	$42.50	5.65%[e]	$127.1	0.95%[f]	0.95%[f]	1.64%[f]	47%[e]
$—	$40.78	(4.56)%	$117.2	0.96%	0.96%	1.61%	82%
$—	$44.86	49.76%	$112.1	0.99%	0.99%	1.47%	89%
$—	$30.39	3.05%	$65.4	1.03%	1.03%	1.82%	157%
$—	$30.59	6.04%	$81.7	1.04%	1.04%	1.75%	109%[r]
$—	$32.88	12.68%	$68.4	1.05%	1.05%	1.26%	153%

$—	$42.53	5.56%[e]	$137.1	1.10%[f]	1.10%[f]	1.48%[f]	47%[e]
$—	$40.78	(4.70)%	$133.5	1.11%	1.11%	1.45%	82%
$—	$44.85	49.48%	$138.0	1.14%	1.14%	1.31%	89%
$—	$30.40	2.90%	$99.7	1.18%	1.18%	1.66%	157%
$—	$30.60	5.90%	$114.8	1.19%	1.19%	1.58%	109%[r]
$—	$32.88	12.56%	$125.2	1.20%	1.20%	1.11%	153%

$—	$42.40	5.84%[e]	$9,677.1	0.60%[f]	0.60%[f]	2.00%[f]	47%[e]
$—	$40.75	(4.21)%	$7,555.8	0.61%	0.61%	2.00%	82%
$—	$44.84	50.25%	$4,146.7	0.62%	0.62%	1.96%	89%
$—	$30.38	3.42%	$365.3	0.68%	0.68%	2.15%	157%
$—	$30.57	6.41%	$339.6	0.69%	0.69%	2.17%	109%[r]
$—	$32.87	13.11%	$98.5	0.70%	0.70%[g]	1.64%	153%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Large Cap Value Fund (cont’d)
Class A
2/28/2023 (Unaudited)	$40.76	$0.34	$1.97	$2.31	$(0.58)	$—	$—	$(0.58)
8/31/2022	$44.87	$0.71	$(2.65)	$(1.94)	$(0.49)	$(1.68)	$—	$(2.17)
8/31/2021	$30.39	$0.64	$14.33	$14.97	$(0.40)	$(0.09)	$—	$(0.49)
8/31/2020	$30.59	$0.53	$0.45	$0.98	$(0.53)	$(0.65)	$—	$(1.18)
8/31/2019	$32.88	$0.58	$0.97	$1.55	$(0.46)	$(3.38)	$—	$(3.84)
8/31/2018[l]	$31.62	$0.39	$3.48	$3.87	$(0.34)	$(2.27)	$—	$(2.61)

Class C
2/28/2023 (Unaudited)	$40.61	$0.19	$1.94	$2.13	$(0.26)	$—	$—	$(0.26)
8/31/2022	$44.90	$0.39	$(2.64)	$(2.25)	$(0.36)	$(1.68)	$—	$(2.04)
8/31/2021	$30.30	$0.40	$14.30	$14.70	$(0.01)	$(0.09)	$—	$(0.10)
8/31/2020	$30.61	$0.31	$0.44	$0.75	$(0.41)	$(0.65)	$—	$(1.06)
8/31/2019	$32.87	$0.33	$1.02	$1.35	$(0.23)	$(3.38)	$—	$(3.61)
8/31/2018[l]	$31.67	$0.15	$3.48	$3.63	$(0.16)	$(2.27)	$—	$(2.43)

Class R3
2/28/2023 (Unaudited)	$40.64	$0.29	$1.94	$2.23	$(0.46)	$—	$—	$(0.46)
8/31/2022	$44.88	$0.60	$(2.64)	$(2.04)	$(0.52)	$(1.68)	$—	$(2.20)
8/31/2021	$30.42	$0.52	$14.36	$14.88	$(0.33)	$(0.09)	$—	$(0.42)
8/31/2020	$30.62	$0.45	$0.45	$0.90	$(0.45)	$(0.65)	$—	$(1.10)
8/31/2019	$32.89	$0.43	$1.06	$1.49	$(0.38)	$(3.38)	$—	$(3.76)
8/31/2018[l]	$31.63	$0.32	$3.47	$3.79	$(0.26)	$(2.27)	$—	$(2.53)

Class R6
2/28/2023 (Unaudited)	$40.81	$0.44	$1.96	$2.40	$(0.78)	$—	$—	$(0.78)
8/31/2022	$44.89	$0.94	$(2.67)	$(1.73)	$(0.67)	$(1.68)	$—	$(2.35)
8/31/2021	$30.41	$0.78	$14.37	$15.15	$(0.58)	$(0.09)	$—	$(0.67)
8/31/2020	$30.59	$0.63	$0.51	$1.14	$(0.67)	$(0.65)	$—	$(1.32)
Period from 1/18/2019[i] to 8/31/2019	$28.19	$0.45	$1.95	$2.40	$—	$—	$—	$—

Class E
2/28/2023 (Unaudited)	$40.93	$0.54	$1.98	$2.52	$(0.98)	$—	$—	$(0.98)
Period from 1/11/2022[i] to 8/31/2022	$45.60	$0.73	$(5.40)	$(4.67)	$—	$—	$—	$—
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$42.49	5.64%[e]	$232.0	0.98%[f]	0.98%[f]	1.61%[f]	47%[e]
$—	$40.76	(4.58)%	$201.5	0.98%	0.98%	1.61%	82%
$—	$44.87	49.67%	$136.5	1.01%	1.01%	1.51%	89%
$—	$30.39	3.03%	$23.4	1.05%	1.05%	1.73%	157%
$—	$30.59	5.99%	$52.5	1.08%	1.08%	1.89%	109%[r]
$—	$32.88	12.68%	$4.1	1.08%	1.08%	1.24%	153%

$—	$42.48	5.23%[e]	$274.1	1.71%[f]	1.71%[f]	0.88%[f]	47%[e]
$—	$40.61	(5.28)%	$222.8	1.72%	1.72%	0.90%	82%
$—	$44.90	48.59%	$102.3	1.74%	1.74%	0.94%	89%
$—	$30.30	2.27%	$14.7	1.81%	1.81%	1.04%	157%
$—	$30.61	5.24%	$19.7	1.82%	1.82%	1.08%	109%[r]
$—	$32.87	11.83%	$1.9	1.82%	1.82%	0.48%	153%

$—	$42.41	5.49%[e]	$9.3	1.23%[f]	1.23%[f]	1.39%[f]	47%[e]
$—	$40.64	(4.82)%	$6.8	1.24%	1.24%	1.36%	82%
$—	$44.88	49.26%	$2.0	1.29%	1.29%	1.29%	89%
$—	$30.42	2.74%	$0.6	1.34%	1.34%[g]	1.51%	157%
$—	$30.62	5.74%	$0.7	1.37%	1.37%[g]	1.42%	109%[r]
$—	$32.89	12.39%	$0.3	1.37%	1.36%	1.00%	153%

$—	$42.43	5.87%[e]	$476.3	0.50%[f]	0.50%[f]	2.10%[f]	47%[e]
$—	$40.81	(4.13)%	$342.4	0.51%	0.51%	2.14%	82%
$—	$44.89	50.39%	$190.6	0.53%	0.53%	1.95%	89%
$—	$30.41	3.54%	$91.4	0.59%	0.59%[g]	2.19%	157%
$—	$30.59	8.51%[e]	$0.3	0.67%[f]	0.61%[f]	2.39%[f]	109%[j],r

$—	$42.47	6.15%[e]	$162.1	0.45%[f]	0.03%[f]	2.56%[f]	47%[e]
$—	$40.93	(10.24)%[e]	$146.1	0.46%[f]	0.04%[f]	2.62%[f]	82%[j]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Growth Fund
Investor Class
2/28/2023 (Unaudited)	$14.62	$(0.01)	$(0.13)	$(0.14)	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.78	$(0.05)	$(4.98)	$(5.03)	$—	$(3.13)	$—	$(3.13)
8/31/2021[p]	$18.45	$(0.12)	$6.36	$6.24	$—	$(1.91)	$—	$(1.91)
8/31/2020[p]	$15.96	$(0.06)	$3.40	$3.34	$—	$(0.85)	$—	$(0.85)
8/31/2019[p]	$16.99	$(0.05)	$0.47	$0.42	$—	$(1.45)	$—	$(1.45)
8/31/2018[l,p]	$14.61	$(0.04)	$3.74	$3.70	$—	$(1.32)	$—	$(1.32)

Trust Class
2/28/2023 (Unaudited)	$14.60	$(0.01)	$(0.14)	$(0.15)	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.77	$(0.07)	$(4.97)	$(5.04)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.46	$(0.14)	$6.36	$6.22	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$15.98	$(0.07)	$3.40	$3.33	$—	$(0.85)	$—	$(0.85)
8/31/2019[n,p]	$17.02	$(0.06)	$0.47	$0.41	$—	$(1.45)	$—	$(1.45)
8/31/2018[l,n,p]	$14.66	$(0.05)	$3.73	$3.68	$—	$(1.32)	$—	$(1.32)

Advisor Class
2/28/2023 (Unaudited)	$14.55	$(0.03)	$(0.14)	$(0.17)	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.76	$(0.11)	$(4.97)	$(5.08)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.51	$(0.19)	$6.35	$6.16	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$16.07	$(0.11)	$3.41	$3.30	$—	$(0.86)	$—	$(0.86)
8/31/2019[n,p]	$17.16	$(0.09)	$0.47	$0.38	$—	$(1.47)	$—	$(1.47)
8/31/2018[l,n,p]	$14.81	$(0.09)	$3.78	$3.69	$—	$(1.34)	$—	$(1.34)

Institutional Class
2/28/2023 (Unaudited)	$14.65	$0.00	$(0.14)	$(0.14)	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.79	$(0.02)	$(4.99)	$(5.01)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.41	$(0.08)	$6.37	$6.29	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$15.90	$(0.03)	$3.38	$3.35	$—	$(0.84)	$—	$(0.84)
8/31/2019[n,p]	$16.88	$(0.02)	$0.48	$0.46	$—	$(1.44)	$—	$(1.44)
8/31/2018[l,n,p]	$14.50	$(0.01)	$3.70	$3.69	$—	$(1.31)	$—	$(1.31)

Class A
2/28/2023 (Unaudited)	$14.58	$(0.02)	$(0.14)	$(0.16)	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.77	$(0.08)	$(4.98)	$(5.06)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.48	$(0.16)	$6.36	$6.20	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$16.02	$(0.09)	$3.41	$3.32	$—	$(0.86)	$—	$(0.86)
8/31/2019[n,p]	$17.09	$(0.07)	$0.46	$0.39	$—	$(1.46)	$—	$(1.46)
8/31/2018[l,n,p]	$14.73	$(0.07)	$3.76	$3.69	$—	$(1.33)	$—	$(1.33)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$13.84	(0.82)%[e]	$455.8	0.85%[f]	0.85%[f]	(0.09)%[f]	45%[e]
$—	$14.62	(24.92)%	$478.0	0.84%	0.84%	(0.27)%	58%
$—	$22.78	35.63%	$696.4	0.83%	0.83%	(0.57)%	42%
$—	$18.45	21.95%	$570.7	0.88%	0.88%	(0.39)%	55%
$—	$15.96	4.84%	$513.3	0.90%	0.90%	(0.31)%	48%
$—	$16.99	26.75%	$528.1	0.90%	0.90%	(0.25)%	50%

$—	$13.81	(0.89)%[e]	$38.1	0.95%[f]	0.95%[f]	(0.19)%[f]	45%[e]
$—	$14.60	(24.98)%	$53.4	0.93%	0.93%	(0.37)%	58%
$—	$22.77	35.53%	$109.3	0.92%	0.92%	(0.66)%	42%
$—	$18.46	21.85%	$85.7	0.94%	0.94%	(0.46)%	55%
$—	$15.98	4.78%	$77.7	0.95%	0.95%	(0.37)%	48%
$—	$17.02	26.65%	$77.6	0.95%	0.95%	(0.30)%	50%

$—	$13.74	(1.03)%[e]	$6.8	1.20%[f]	1.20%[f]	(0.43)%[f]	45%[e]
$—	$14.55	(25.19)%	$8.1	1.19%	1.19%	(0.62)%	58%
$—	$22.76	35.19%	$13.2	1.17%	1.17%	(0.92)%	42%
$—	$18.51	21.57%	$10.3	1.20%	1.20%	(0.70)%	55%
$—	$16.07	4.53%	$12.0	1.21%	1.21%	(0.62)%	48%
$—	$17.16	26.32%	$15.4	1.21%	1.21%	(0.56)%	50%

$—	$13.87	(0.82)%[e]	$452.5	0.70%[f]	0.70%[f]	0.07%[f]	45%[e]
$—	$14.65	(24.81)%	$469.7	0.69%	0.69%	(0.10)%	58%
$—	$22.79	35.91%	$481.1	0.67%	0.67%	(0.41)%	42%
$—	$18.41	22.12%	$347.4	0.70%	0.70%	(0.22)%	55%
$—	$15.90	5.09%	$273.4	0.70%	0.70%	(0.11)%	48%
$—	$16.88	26.93%	$353.7	0.70%	0.70%	(0.05)%	50%

$—	$13.78	(0.96)%[e]	$37.7	1.07%[f]	1.07%[f]	(0.30)%[f]	45%[e]
$—	$14.58	(25.08)%	$39.0	1.06%	1.06%	(0.47)%	58%
$—	$22.77	35.42%	$48.1	1.04%	1.04%	(0.78)%	42%
$—	$18.48	21.70%	$36.0	1.06%	1.06%	(0.57)%	55%
$—	$16.02	4.65%	$33.0	1.07%	1.07%	(0.47)%	48%
$—	$17.09	26.48%	$52.1	1.07%	1.07%	(0.42)%	50%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Growth Fund (cont’d)
Class C
2/28/2023 (Unaudited)	$14.43	$(0.07)	$(0.14)	$(0.21)	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.73	$(0.22)	$(4.95)	$(5.17)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.63	$(0.32)	$6.33	$6.01	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$16.29	$(0.21)	$3.43	$3.22	$—	$(0.88)	$—	$(0.88)
8/31/2019[n,p]	$17.52	$(0.19)	$0.47	$0.28	$—	$(1.51)	$—	$(1.51)
8/31/2018[l,n,p]	$15.22	$(0.20)	$3.87	$3.67	$—	$(1.37)	$—	$(1.37)

Class R3
2/28/2023 (Unaudited)	$14.53	$(0.04)	$(0.14)	$(0.18)	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.75	$(0.13)	$(4.96)	$(5.09)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.53	$(0.21)	$6.34	$6.13	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$16.12	$(0.12)	$3.40	$3.28	$—	$(0.87)	$—	$(0.87)
8/31/2019[n,p]	$17.24	$(0.12)	$0.48	$0.36	$—	$(1.48)	$—	$(1.48)
8/31/2018[l,n,p]	$14.91	$(0.11)	$3.79	$3.68	$—	$(1.35)	$—	$(1.35)

Class R6
2/28/2023 (Unaudited)	$14.67	$0.01	$(0.14)	$(0.13)	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.79	$(0.00)	$(4.99)	$(4.99)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,p]	$18.39	$(0.06)	$6.37	$6.31	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,p]	$15.86	$(0.02)	$3.39	$3.37	$—	$(0.84)	$—	$(0.84)
8/31/2019[n,p]	$16.82	$(0.00)	$0.47	$0.47	$—	$(1.43)	$—	$(1.43)
8/31/2018[l,n,p]	$14.44	$0.00	$3.68	$3.68	$—	$(1.30)	$—	$(1.30)

Mid Cap Intrinsic Value Fund
Investor Class
2/28/2023 (Unaudited)	$23.65	$0.13	$1.00	$1.13	$(0.21)	$—	$—	$(0.21)
8/31/2022	$24.69	$0.21	$(1.11)	$(0.90)	$(0.14)	$—	$—	$(0.14)
8/31/2021[p]	$16.03	$0.15	$8.52	$8.67	$(0.01)	$—	$—	$(0.01)
8/31/2020[p]	$19.32	$0.22	$(3.28)	$(3.06)	$(0.23)	$—	$—	$(0.23)
8/31/2019[h,p]	$24.16	$0.19	$(3.39)	$(3.20)	$(0.13)	$(1.51)	$—	$(1.64)
8/31/2018[h,p]	$23.02	$0.12	$2.57	$2.69	$(0.11)	$(1.44)	$—	$(1.55)

Trust Class
2/28/2023 (Unaudited)	$23.61	$0.10	$1.00	$1.10	$(0.15)	$—	$—	$(0.15)
8/31/2022	$24.63	$0.15	$(1.11)	$(0.96)	$(0.06)	$—	$—	$(0.06)
8/31/2021[p]	$16.02	$0.10	$8.52	$8.62	$(0.01)	$—	$—	$(0.01)
8/31/2020[p]	$19.32	$0.20	$(3.30)	$(3.10)	$(0.20)	$—	$—	$(0.20)
8/31/2019[h,p]	$24.16	$0.17	$(3.38)	$(3.21)	$(0.12)	$(1.51)	$—	$(1.63)
8/31/2018[h,p]	$23.35	$0.10	$2.61	$2.71	$(0.12)	$(1.78)	$—	$(1.90)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$13.58	(1.32)%[e]	$6.2	1.82%[f]	1.82%[f]	(1.05)%[f]	45%[e]
$—	$14.43	(25.67)%	$7.7	1.80%	1.80%	(1.24)%	58%
$—	$22.73	34.42%	$13.2	1.79%	1.79%	(1.53)%	42%
$—	$18.63	20.77%	$11.3	1.81%	1.81%	(1.32)%	55%
$—	$16.29	3.91%	$10.8	1.82%	1.82%	(1.24)%	48%
$—	$17.52	25.49%	$11.6	1.85%	1.85%[g]	(1.20)%	50%

$—	$13.71	(1.10)%[e]	$9.3	1.33%[f]	1.33%[f]	(0.56)%[f]	45%[e]
$—	$14.53	(25.25)%	$9.9	1.31%	1.31%	(0.75)%	58%
$—	$22.75	35.03%	$18.5	1.29%	1.29%	(1.03)%	42%
$—	$18.53	21.36%	$13.7	1.31%	1.31%	(0.77)%	55%
$—	$16.12	4.41%	$56.4	1.33%	1.33%[g]	(0.79)%	48%
$—	$17.24	26.11%	$15.6	1.36%	1.36%[g]	(0.71)%	50%

$—	$13.90	(0.74)%[e]	$520.8	0.60%[f]	0.60%[f]	0.17%[f]	45%[e]
$—	$14.67	(24.71)%	$538.5	0.59%	0.59%	(0.01)%	58%
$—	$22.79	35.99%	$753.3	0.57%	0.57%	(0.31)%	42%
$—	$18.39	22.27%	$524.1	0.60%	0.60%	(0.11)%	55%
$—	$15.86	5.20%	$461.1	0.61%	0.61%	(0.03)%	48%
$—	$16.82	26.99%	$433.5	0.63%	0.63%	0.02%	50%

$—	$24.57	4.82%[e]	$33.5	1.51%[f]	0.96%[f]	1.07%[f]	3%[e]
$—	$23.65	(3.67)%	$32.7	1.45%	0.96%	0.85%	22%
$—	$24.69	54.09%	$35.2	1.49%	1.01%	0.68%	31%
$—	$16.03	(16.10)%	$23.0	1.37%	1.11%	1.26%	16%
$—	$19.32	(12.97)%	$34.5	1.27%	1.17%	0.93%	56%
$—	$24.16	12.20%	$40.2	1.21%	1.17%	0.49%	36%

$—	$24.56	4.68%[e]	$6.1	1.73%[f]	1.20%[f]	0.83%[f]	3%[e]
$—	$23.61	(3.90)%	$6.1	1.63%	1.20%	0.61%	22%
$—	$24.63	53.86%	$6.9	1.69%	1.22%	0.48%	31%
$—	$16.02	(16.26)%	$4.9	1.53%	1.26%	1.12%	16%
$—	$19.32	(13.03)%	$8.0	1.42%	1.27%	0.82%	56%
$—	$24.16	12.17%	$10.2	1.37%	1.25%	0.42%	36%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Intrinsic Value Fund (cont’d)
Institutional Class
2/28/2023 (Unaudited)	$23.63	$0.14	$1.01	$1.15	$(0.24)	$—	$—	$(0.24)
8/31/2022	$24.65	$0.24	$(1.11)	$(0.87)	$(0.15)	$—	$—	$(0.15)
8/31/2021[p]	$16.02	$0.18	$8.51	$8.69	$(0.06)	$—	$—	$(0.06)
8/31/2020[p]	$19.31	$0.27	$(3.28)	$(3.01)	$(0.28)	$—	$—	$(0.28)
8/31/2019[p]	$24.17	$0.25	$(3.40)	$(3.15)	$(0.20)	$(1.51)	$—	$(1.71)
8/31/2018[p]	$23.00	$0.19	$2.59	$2.78	$(0.17)	$(1.44)	$—	$(1.61)

Class A
2/28/2023 (Unaudited)	$23.62	$0.10	$1.00	$1.10	$(0.14)	$—	$—	$(0.14)
8/31/2022	$24.63	$0.15	$(1.10)	$(0.95)	$(0.06)	$—	$—	$(0.06)
8/31/2021[p]	$16.03	$0.11	$8.50	$8.61	$(0.01)	$—	$—	$(0.01)
8/31/2020[p]	$19.32	$0.21	$(3.29)	$(3.08)	$(0.21)	$—	$—	$(0.21)
8/31/2019[h,p]	$24.17	$0.19	$(3.41)	$(3.22)	$(0.12)	$(1.51)	$—	$(1.63)
8/31/2018[h,p]	$23.34	$0.11	$2.60	$2.71	$(0.10)	$(1.78)	$—	$(1.88)

Class C
2/28/2023 (Unaudited)	$23.30	$0.01	$0.99	$1.00	$(0.01)	$—	$—	$(0.01)
8/31/2022	$24.43	$(0.04)	$(1.09)	$(1.13)	$—	$—	$—	$—
8/31/2021[p]	$16.00	$(0.06)	$8.49	$8.43	$—	$—	$—	$—
8/31/2020[p]	$19.29	$0.07	$(3.30)	$(3.23)	$(0.06)	$—	$—	$(0.06)
8/31/2019[h,p]	$24.18	$0.02	$(3.39)	$(3.37)	$(0.01)	$(1.51)	$—	$(1.52)
8/31/2018[h,p]	$23.47	$(0.06)	$2.61	$2.55	$(0.00)	$(1.84)	$—	$(1.84)

Class R3
2/28/2023 (Unaudited)	$23.56	$0.07	$1.00	$1.07	$(0.09)	$—	$—	$(0.09)
8/31/2022	$24.59	$0.09	$(1.10)	$(1.01)	$(0.02)	$—	$—	$(0.02)
8/31/2021[p]	$16.03	$0.05	$8.51	$8.56	$—	$—	$—	$—
8/31/2020[p]	$19.33	$0.18	$(3.32)	$(3.14)	$(0.16)	$—	$—	$(0.16)
8/31/2019[h,p]	$24.17	$0.13	$(3.39)	$(3.26)	$(0.07)	$(1.51)	$—	$(1.58)
8/31/2018[h,p]	$23.37	$0.05	$2.60	$2.65	$(0.06)	$(1.79)	$—	$(1.85)

Class R6
2/28/2023 (Unaudited)	$23.64	$0.15	$1.00	$1.15	$(0.26)	$—	$—	$(0.26)
8/31/2022	$24.65	$0.26	$(1.09)	$(0.83)	$(0.18)	$—	$—	$(0.18)
8/31/2021[p]	$16.03	$0.20	$8.50	$8.70	$(0.08)	$—	$—	$(0.08)
8/31/2020[p]	$19.32	$0.28	$(3.27)	$(2.99)	$(0.30)	$—	$—	$(0.30)
Period from 3/29/2019[i] to 8/31/2019[p]	$20.50	$0.10	$(1.28)	$(1.18)	$—	$—	$—	$—
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$24.54	4.89%[e]	$13.5	1.34%[f]	0.85%[f]	1.18%[f]	3%[e]
$—	$23.63	(3.55)%	$13.1	1.28%	0.85%	0.97%	22%
$—	$24.65	54.34%	$15.2	1.32%	0.86%	0.84%	31%
$—	$16.02	(15.88)%	$12.6	1.19%	0.86%	1.52%	16%
$—	$19.31	(12.70)%	$40.2	1.07%	0.86%	1.21%	56%
$—	$24.17	12.60%	$52.5	1.02%	0.85%	0.81%	36%

$—	$24.58	4.67%[e]	$1.2	1.74%[f]	1.21%[f]	0.83%[f]	3%[e]
$—	$23.62	(3.88)%	$1.2	1.68%	1.21%	0.59%	22%
$—	$24.63	53.74%	$1.5	1.73%	1.22%	0.50%	31%
$—	$16.03	(16.17)%	$1.7	1.54%	1.22%	1.15%	16%
$—	$19.32	(13.03)%	$6.2	1.40%	1.22%	0.91%	56%
$—	$24.17	12.23%	$10.1	1.39%	1.21%	0.46%	36%

$—	$24.29	4.31%[e]	$0.9	2.47%[f]	1.96%[f]	0.07%[f]	3%[e]
$—	$23.30	(4.63)%	$0.9	2.42%	1.96%	(0.15)%	22%
$—	$24.43	52.69%	$1.0	2.47%	1.97%	(0.26)%	31%
$—	$16.00	(16.81)%	$0.8	2.31%	1.97%	0.41%	16%
$—	$19.29	(13.69)%	$1.5	2.19%	1.97%	0.10%	56%
$—	$24.18	11.37%	$2.4	2.14%	1.96%	(0.29)%	36%

$—	$24.54	4.55%[e]	$0.6	1.99%[f]	1.46%[f]	0.57%[f]	3%[e]
$—	$23.56	(4.11)%	$0.7	1.94%	1.46%	0.35%	22%
$—	$24.59	53.42%	$0.8	1.98%	1.47%	0.22%	31%
$—	$16.03	(16.42)%	$0.5	1.80%	1.47%	0.96%	16%
$—	$19.33	(13.21)%	$1.9	1.70%	1.48%	0.61%	56%
$—	$24.17	11.92%	$2.3	1.65%	1.46%	0.21%	36%

$—	$24.53	4.92%[e]	$0.0	1.60%[f]	0.75%[f]	1.28%[f]	3%[e]
$—	$23.64	(3.42)%	$0.0	1.55%	0.75%	1.06%	22%
$—	$24.65	54.45%	$0.0	1.72%	0.76%	0.94%	31%
$—	$16.03	(15.79)%	$0.0	1.02%	0.76%[g]	1.62%	16%
$—	$19.32	(5.76)%[e]	$0.0	1.44%[f]	0.78%[f]	1.14%[f]	56%[j]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Multi-Cap Opportunities Fund
Institutional Class
2/28/2023 (Unaudited)	$11.71	$0.02	$0.28	$0.30	$(0.04)	$(2.71)	$—	$(2.75)
8/31/2022	$18.55	$0.04	$(2.00)	$(1.96)	$(0.05)	$(4.83)	$—	$(4.88)
8/31/2021[p]	$17.03	$0.05	$5.17	$5.22	$(0.05)	$(3.65)	$—	$(3.70)
8/31/2020[p]	$18.64	$0.09	$1.76	$1.85	$(0.14)	$(3.32)	$—	$(3.46)
8/31/2019[p]	$20.12	$0.14	$0.17	$0.31	$(0.14)	$(1.65)	$—	$(1.79)
8/31/2018[p]	$18.67	$0.12	$3.28	$3.40	$(0.11)	$(1.84)	$—	$(1.95)

Class A
2/28/2023 (Unaudited)	$11.71	$(0.00)	$0.28	$0.28	$(0.01)	$(2.71)	$—	$(2.72)
8/31/2022	$18.55	$(0.01)	$(1.99)	$(2.00)	$(0.01)	$(4.83)	$—	$(4.84)
8/31/2021[p]	$17.05	$(0.01)	$5.16	$5.15	$—	$(3.65)	$—	$(3.65)
8/31/2020[p]	$18.65	$0.03	$1.76	$1.79	$(0.07)	$(3.32)	$—	$(3.39)
8/31/2019[h,p]	$20.12	$0.07	$0.18	$0.25	$(0.07)	$(1.65)	$—	$(1.72)
8/31/2018[h,p]	$18.69	$0.05	$3.28	$3.33	$(0.04)	$(1.86)	$—	$(1.90)

Class C
2/28/2023 (Unaudited)	$11.35	$(0.04)	$0.27	$0.23	$—	$(2.71)	$—	$(2.71)
8/31/2022	$18.23	$(0.11)	$(1.94)	$(2.05)	$—	$(4.83)	$—	$(4.83)
8/31/2021[p]	$16.92	$(0.13)	$5.09	$4.96	$—	$(3.65)	$—	$(3.65)
8/31/2020[p]	$18.59	$(0.09)	$1.74	$1.65	$—	$(3.32)	$—	$(3.32)
8/31/2019[h,p]	$20.13	$(0.06)	$0.17	$0.11	$—	$(1.65)	$—	$(1.65)
8/31/2018[h,p]	$18.87	$(0.10)	$3.30	$3.20	$—	$(1.94)	$—	$(1.94)

Class E
2/28/2023 (Unaudited)	$11.76	$0.06	$0.28	$0.34	$(0.17)	$(2.71)	$—	$(2.88)
Period from 1/11/2022[i] to 8/31/2022	$13.99	$0.09	$(2.32)	$(2.23)	$—	$—	$—	$—

Real Estate Fund
Trust Class
2/28/2023 (Unaudited)	$15.47	$0.18	$(1.39)	$(1.21)	$(0.11)	$(1.31)	$—	$(1.42)
8/31/2022	$18.10	$0.14	$(2.01)	$(1.87)	$(0.16)	$(0.60)	$—	$(0.76)
8/31/2021	$13.76	$0.21	$4.41	$4.62	$(0.20)	$(0.08)	$—	$(0.28)
8/31/2020	$15.13	$0.17	$(0.80)	$(0.63)	$(0.17)	$(0.57)	$—	$(0.74)
8/31/2019	$13.34	$0.18	$2.45	$2.63	$(0.18)	$(0.66)	$—	$(0.84)
8/31/2018	$13.52	$0.20	$0.45	$0.65	$(0.19)	$(0.64)	$—	$(0.83)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$9.26	2.72%[e]	$135.9	0.87%[f]	0.87%[f]	0.34%[f]	10%[e]
$—	$11.71	(14.66)%	$208.9	0.82%	0.82%	0.28%	16%
$—	$18.55	36.24%	$490.7	0.81%	0.81%	0.33%	15%
$—	$17.03	10.23%	$609.7	0.76%	0.76%	0.53%	27%
$—	$18.64	2.91%	$1,098.2	0.74%	0.74%	0.75%	36%
$—	$20.12	19.15%	$1,866.7	0.72%	0.72%	0.61%	23%

$—	$9.27	2.53%[e]	$34.2	1.24%[f]	1.24%[f]	(0.03)%[f]	10%[e]
$—	$11.71	(14.92)%	$41.2	1.19%	1.19%	(0.06)%	16%
$—	$18.55	35.69%	$53.1	1.18%	1.18%	(0.04)%	15%
$—	$17.05	9.83%	$41.6	1.14%	1.14%	0.17%	27%
$—	$18.65	2.54%	$49.9	1.12%	1.12%	0.38%	36%
$—	$20.12	18.72%	$75.7	1.09%	1.09%	0.25%	23%

$—	$8.87	2.18%[e]	$13.0	1.99%[f]	1.99%[f]	(0.78)%[f]	10%[e]
$—	$11.35	(15.58)%	$15.6	1.94%	1.94%	(0.82)%	16%
$—	$18.23	34.66%	$27.2	1.93%	1.93%	(0.78)%	15%
$—	$16.92	9.04%	$30.4	1.88%	1.88%	(0.57)%	27%
$—	$18.59	1.78%	$39.4	1.86%	1.86%	(0.35)%	36%
$—	$20.13	17.83%	$44.7	1.83%	1.83%	(0.49)%	23%

$—	$9.22	3.08%[e]	$74.1	0.72%[f]	0.12%[f]	1.10%[f]	10%[e]
$—	$11.76	(15.94)%[e]	$71.6	0.69%	0.10%[f]	1.11%[f]	16%[j]

$—	$12.84	(7.54)%[e]	$102.2	1.39%[f]	1.04%[f]	2.71%[f]	19%[e]
$—	$15.47	(10.87)%	$127.4	1.37%	1.04%	0.80%	37%
$—	$18.10	34.12%	$149.8	1.38%	1.04%	1.37%	22%
$—	$13.76	(4.13)%	$108.6	1.40%	1.04%	1.21%	26%
$—	$15.13	21.21%	$130.3	1.43%	1.04%	1.32%	38%
$—	$13.34	5.01%	$133.7	1.42%	1.04%	1.58%	47%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Real Estate Fund (cont’d)
Institutional Class
2/28/2023 (Unaudited)	$15.52	$0.20	$(1.39)	$(1.19)	$(0.13)	$(1.31)	$—	$(1.44)
8/31/2022	$18.17	$0.17	$(2.03)	$(1.86)	$(0.19)	$(0.60)	$—	$(0.79)
8/31/2021	$13.81	$0.20	$4.47	$4.67	$(0.23)	$(0.08)	$—	$(0.31)
8/31/2020	$15.19	$0.19	$(0.80)	$(0.61)	$(0.20)	$(0.57)	$—	$(0.77)
8/31/2019	$13.39	$0.20	$2.46	$2.66	$(0.20)	$(0.66)	$—	$(0.86)
8/31/2018	$13.56	$0.23	$0.46	$0.69	$(0.22)	$(0.64)	$—	$(0.86)

Class A
2/28/2023 (Unaudited)	$15.47	$0.17	$(1.39)	$(1.22)	$(0.10)	$(1.31)	$—	$(1.41)
8/31/2022	$18.10	$0.11	$(2.01)	$(1.90)	$(0.13)	$(0.60)	$—	$(0.73)
8/31/2021	$13.76	$0.18	$4.41	$4.59	$(0.17)	$(0.08)	$—	$(0.25)
8/31/2020	$15.13	$0.15	$(0.81)	$(0.66)	$(0.14)	$(0.57)	$—	$(0.71)
8/31/2019	$13.34	$0.15	$2.46	$2.61	$(0.16)	$(0.66)	$—	$(0.82)
8/31/2018	$13.51	$0.17	$0.47	$0.64	$(0.17)	$(0.64)	$—	$(0.81)

Class C
2/28/2023 (Unaudited)	$15.51	$0.12	$(1.40)	$(1.28)	$(0.04)	$(1.31)	$—	$(1.35)
8/31/2022	$18.15	$(0.02)	$(2.02)	$(2.04)	$(0.00)	$(0.60)	$—	$(0.60)
8/31/2021	$13.79	$0.08	$4.42	$4.50	$(0.06)	$(0.08)	$—	$(0.14)
8/31/2020	$15.16	$0.04	$(0.80)	$(0.76)	$(0.04)	$(0.57)	$—	$(0.61)
8/31/2019	$13.36	$0.06	$2.45	$2.51	$(0.05)	$(0.66)	$—	$(0.71)
8/31/2018	$13.52	$0.08	$0.47	$0.55	$(0.07)	$(0.64)	$—	$(0.71)

Class R3
2/28/2023 (Unaudited)	$15.44	$0.15	$(1.39)	$(1.24)	$(0.08)	$(1.31)	$—	$(1.39)
8/31/2022	$18.06	$0.06	$(2.00)	$(1.94)	$(0.08)	$(0.60)	$—	$(0.68)
8/31/2021	$13.73	$0.15	$4.40	$4.55	$(0.14)	$(0.08)	$—	$(0.22)
8/31/2020	$15.10	$0.11	$(0.80)	$(0.69)	$(0.11)	$(0.57)	$—	$(0.68)
8/31/2019	$13.31	$0.12	$2.45	$2.57	$(0.12)	$(0.66)	$—	$(0.78)
8/31/2018	$13.49	$0.16	$0.44	$0.60	$(0.14)	$(0.64)	$—	$(0.78)

Class R6
2/28/2023 (Unaudited)	$15.52	$0.20	$(1.39)	$(1.19)	$(0.14)	$(1.31)	$—	$(1.45)
8/31/2022	$18.16	$0.19	$(2.02)	$(1.83)	$(0.21)	$(0.60)	$—	$(0.81)
8/31/2021	$13.81	$0.24	$4.43	$4.67	$(0.24)	$(0.08)	$—	$(0.32)
8/31/2020	$15.19	$0.20	$(0.80)	$(0.60)	$(0.21)	$(0.57)	$—	$(0.78)
8/31/2019	$13.39	$0.21	$2.47	$2.68	$(0.22)	$(0.66)	$—	$(0.88)
8/31/2018	$13.56	$0.23	$0.47	$0.70	$(0.23)	$(0.64)	$—	$(0.87)

Class E
2/28/2023 (Unaudited)	$15.53	$0.25	$(1.40)	$(1.15)	$(0.18)	$(1.31)	$—	$(1.49)
Period from 1/11/2022[i] to 8/31/2022	$18.24	$0.11	$(2.60)	$(2.49)	$(0.12)	$(0.10)	$—	$(0.22)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.89	(7.43)%[e]	$568.0	1.03%[f]	0.85%[f]	2.90%[f]	19%[e]
$—	$15.52	(10.76)%	$738.1	1.01%	0.85%	0.99%	37%
$—	$18.17	34.40%	$706.9	1.02%	0.85%	1.32%	22%
$—	$13.81	(3.97)%	$344.1	1.04%	0.85%	1.37%	26%
$—	$15.19	21.44%	$213.6	1.06%	0.85%	1.49%	38%
$—	$13.39	5.28%	$177.7	1.06%	0.85%	1.81%	47%

$—	$12.84	(7.62)%[e]	$66.2	1.40%[f]	1.21%[f]	2.51%[f]	19%[e]
$—	$15.47	(11.02)%	$78.4	1.38%	1.21%	0.62%	37%
$—	$18.10	33.89%	$84.6	1.39%	1.21%	1.18%	22%
$—	$13.76	(4.31)%	$60.7	1.40%	1.21%	1.04%	26%
$—	$15.13	21.01%	$63.9	1.42%	1.21%	1.13%	38%
$—	$13.34	4.90%	$58.8	1.42%	1.21%	1.31%	47%

$—	$12.88	(8.00)%[e]	$8.4	2.16%[f]	1.96%[f]	1.80%[f]	19%[e]
$—	$15.51	(11.72)%	$10.6	2.14%	1.96%	(0.13)%	37%
$—	$18.15	32.94%	$11.2	2.15%	1.96%	0.56%	22%
$—	$13.79	(5.08)%	$9.1	2.16%	1.96%	0.28%	26%
$—	$15.16	20.12%	$10.5	2.18%	1.96%	0.43%	38%
$—	$13.36	4.14%	$13.5	2.18%	1.96%	0.59%	47%

$—	$12.81	(7.77)%[e]	$15.2	1.66%[f]	1.46%[f]	2.26%[f]	19%[e]
$—	$15.44	(11.23)%	$16.9	1.63%	1.46%	0.36%	37%
$—	$18.06	33.55%	$20.3	1.64%	1.46%	0.98%	22%
$—	$13.73	(4.58)%	$15.7	1.67%	1.46%	0.81%	26%
$—	$15.10	20.76%	$20.5	1.69%	1.46%	0.87%	38%
$—	$13.31	4.58%	$18.0	1.69%	1.46%	1.21%	47%

$—	$12.88	(7.43)%[e]	$140.4	0.94%[f]	0.75%[f]	2.94%[f]	19%[e]
$—	$15.52	(10.62)%	$146.9	0.92%	0.75%	1.10%	37%
$—	$18.16	34.45%	$167.9	0.93%	0.75%	1.59%	22%
$—	$13.81	(3.87)%	$107.1	0.94%	0.75%	1.45%	26%
$—	$15.19	21.55%	$74.0	0.97%	0.76%	1.55%	38%
$—	$13.39	5.35%	$56.6	0.99%	0.78%	1.82%	47%

$—	$12.89	(7.09)%[e]	$17.5	0.88%[f]	0.08%[f]	3.63%[f]	19%[e]
$—	$15.53	(13.67)%	$19.0	0.88%	0.08%[f]	1.00%[f]	37%[j]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Small Cap Growth Fund
Investor Class
2/28/2023 (Unaudited)	$37.93	$(0.09)	$0.13	$0.04	$—	$—	$—	$—
8/31/2022	$56.71	$(0.28)	$(9.57)	$(9.85)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[p]	$44.81	$(0.45)	$12.93	$12.48	$—	$(0.58)	$—	$(0.58)
8/31/2020[p]	$37.83	$(0.30)	$8.82	$8.52	$—	$(1.54)	$—	$(1.54)
8/31/2019[p]	$44.96	$(0.30)	$0.29	$(0.01)	$—	$(7.12)	$—	$(7.12)
8/31/2018[p]	$32.90	$(0.37)	$12.94	$12.57	$—	$(0.51)	$—	$(0.51)

Trust Class
2/28/2023 (Unaudited)	$37.81	$(0.13)	$0.13	$0.00	$—	$—	$—	$—
8/31/2022	$56.68	$(0.39)	$(9.55)	$(9.94)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$44.87	$(0.56)	$12.95	$12.39	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$37.94	$(0.34)	$8.82	$8.48	$—	$(1.55)	$—	$(1.55)
8/31/2019[n,p]	$45.14	$(0.34)	$0.30	$(0.04)	$—	$(7.16)	$—	$(7.16)
8/31/2018[k,n,p]	$33.05	$(0.43)	$12.99	$12.56	$—	$(0.47)	$—	$(0.47)

Advisor Class
2/28/2023 (Unaudited)	$37.73	$(0.16)	$0.13	$(0.03)	$—	$—	$—	$—
8/31/2022	$56.66	$(0.46)	$(9.54)	$(10.00)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$44.93	$(0.64)	$12.95	$12.31	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$38.05	$(0.39)	$8.83	$8.44	$—	$(1.56)	$—	$(1.56)
8/31/2019[n,p]	$45.36	$(0.40)	$0.29	$(0.11)	$—	$(7.20)	$—	$(7.20)
8/31/2018[k,n,p]	$33.51	$(0.49)	$13.09	$12.60	$—	$(0.75)	$—	$(0.75)

Institutional Class
2/28/2023 (Unaudited)	$37.99	$(0.07)	$0.13	$0.06	$—	$—	$—	$—
8/31/2022	$56.73	$(0.24)	$(9.57)	$(9.81)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$44.74	$(0.36)	$12.93	$12.57	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$37.66	$(0.20)	$8.80	$8.60	$—	$(1.52)	$—	$(1.52)
8/31/2019[n,p]	$44.59	$(0.17)	$0.29	$0.12	$—	$(7.05)	$—	$(7.05)
8/31/2018[k,n,p]	$32.51	$(0.25)	$12.81	$12.56	$—	$(0.48)	$—	$(0.48)

Class A
2/28/2023 (Unaudited)	$37.81	$(0.13)	$0.12	$(0.01)	$—	$—	$—	$—
8/31/2022	$56.68	$(0.39)	$(9.55)	$(9.94)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$44.88	$(0.56)	$12.94	$12.38	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$37.93	$(0.32)	$8.82	$8.50	$—	$(1.55)	$—	$(1.55)
8/31/2019[n,p]	$45.10	$(0.29)	$0.26	$(0.03)	$—	$(7.14)	$—	$(7.14)
8/31/2018[k,n,p]	$32.98	$(0.39)	$12.97	$12.58	$—	$(0.46)	$—	$(0.46)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$37.97	0.11%[e]	$61.6	1.33%[f]	1.01%[f]	(0.49)%[f]	65%[e]
$—	$37.93	(19.94)%	$62.8	1.32%	1.01%	(0.63)%	121%
$—	$56.71	27.95%	$85.7	1.28%	1.07%	(0.85)%	127%
$—	$44.81	23.20%	$72.5	1.41%	1.18%	(0.78)%	128%
$—	$37.83	4.06%	$65.6	1.58%	1.19%	(0.78)%	161%
$—	$44.96	38.67%	$66.1	1.75%	1.21%	(0.97)%	217%

$—	$37.81	0.00%[e]	$4.0	1.55%[f]	1.25%[f]	(0.73)%[f]	65%[e]
$—	$37.81	(20.14)%	$3.9	1.49%	1.25%	(0.87)%	121%
$—	$56.68	27.70%	$5.4	1.47%	1.27%	(1.04)%	127%
$—	$44.87	23.04%	$4.6	1.54%	1.29%	(0.89)%	128%
$—	$37.94	3.99%	$4.6	1.70%	1.29%	(0.89)%	161%
$—	$45.14	38.45%	$4.4	1.86%	1.37%	(1.13)%	217%

$—	$37.70	(0.08)%[e]	$2.2	1.74%[f]	1.40%[f]	(0.88)%[f]	65%[e]
$—	$37.73	(20.26)%	$2.6	1.64%	1.40%	(1.02)%	121%
$—	$56.66	27.50%	$3.9	1.63%	1.42%	(1.19)%	127%
$—	$44.93	22.86%	$3.2	1.70%	1.44%	(1.04)%	128%
$—	$38.05	3.81%	$2.8	1.87%	1.44%	(1.04)%	161%
$—	$45.36	38.26%	$2.5	2.03%	1.51%	(1.27)%	217%

$—	$38.05	0.16%[e]	$158.3	1.13%[f]	0.90%[f]	(0.38)%[f]	65%[e]
$—	$37.99	(19.86)%	$146.5	1.13%	0.90%	(0.53)%	121%
$—	$56.73	28.18%	$235.8	1.09%	0.90%	(0.68)%	127%
$—	$44.74	23.52%	$158.1	1.18%	0.90%	(0.51)%	128%
$—	$37.66	4.38%	$87.7	1.28%	0.90%	(0.43)%	161%
$—	$44.59	39.12%	$16.4	1.50%	0.90%	(0.66)%	217%

$—	$37.80	(0.03)%[e]	$18.3	1.53%[f]	1.26%[f]	(0.74)%[f]	65%[e]
$—	$37.81	(20.14)%	$18.2	1.53%	1.26%	(0.88)%	121%
$—	$56.68	27.69%	$26.5	1.49%	1.26%	(1.04)%	127%
$—	$44.88	23.09%	$23.3	1.60%	1.26%	(0.86)%	128%
$—	$37.93	4.01%	$50.1	1.65%	1.26%	(0.76)%	161%
$—	$45.10	38.60%	$5.3	1.88%	1.26%	(1.02)%	217%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Small Cap Growth Fund (cont’d)
Class C
2/28/2023 (Unaudited)	$37.43	$(0.27)	$0.12	$(0.15)	$—	$—	$—	$—
8/31/2022	$56.58	$(0.73)	$(9.49)	$(10.22)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$45.14	$(0.97)	$12.99	$12.02	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$38.45	$(0.62)	$8.90	$8.28	$—	$(1.59)	$—	$(1.59)
8/31/2019[n,p]	$46.16	$(0.63)	$0.27	$(0.36)	$—	$(7.35)	$—	$(7.35)
8/31/2018[k,n,p]	$34.31	$(0.69)	$13.33	$12.64	$—	$(0.79)	$—	$(0.79)

Class R3
2/28/2023 (Unaudited)	$37.68	$(0.18)	$0.13	$(0.05)	$—	$—	$—	$—
8/31/2022	$56.65	$(0.50)	$(9.54)	$(10.04)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$44.97	$(0.70)	$12.96	$12.26	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$38.10	$(0.43)	$8.86	$8.43	$—	$(1.56)	$—	$(1.56)
8/31/2019[n,p]	$45.45	$(0.43)	$0.29	$(0.14)	$—	$(7.21)	$—	$(7.21)
8/31/2018[k,n,p]	$33.57	$(0.49)	$13.12	$12.63	$—	$(0.75)	$—	$(0.75)

Class R6
2/28/2023 (Unaudited)	$38.04	$(0.05)	$0.13	$0.08	$—	$—	$—	$—
8/31/2022	$56.74	$(0.18)	$(9.59)	$(9.77)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,p]	$44.71	$(0.31)	$12.92	$12.61	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,p]	$37.59	$(0.15)	$8.79	$8.64	$—	$(1.52)	$—	$(1.52)
Period from 9/7/2018[i] to 8/31/2019[n,p]	$43.68	$0.06	$0.88	$0.94	$—	$(7.03)	$—	$(7.03)

Sustainable Equity Fund
Investor Class
2/28/2023 (Unaudited)	$38.86	$0.06	$0.38	$0.44	$(0.01)	$(3.50)	$—	$(3.51)
8/31/2022	$49.85	$0.18	$(6.29)	$(6.11)	$(0.34)	$(4.54)	$—	$(4.88)
8/31/2021[p]	$39.44	$0.18	$12.84	$13.02	$(0.26)	$(2.35)	$—	$(2.61)
8/31/2020[p]	$37.08	$0.22	$5.56	$5.78	$(0.25)	$(3.17)	$—	$(3.42)
8/31/2019[p]	$41.86	$0.30	$(1.80)	$(1.50)	$(0.16)	$(3.12)	$—	$(3.28)
8/31/2018[l,p]	$37.56	$0.23	$6.41	$6.64	$(0.31)	$(2.03)	$—	$(2.34)

Trust Class
2/28/2023 (Unaudited)	$38.91	$0.02	$0.38	$0.40	$—	$(3.50)	$—	$(3.50)
8/31/2022	$49.90	$0.10	$(6.30)	$(6.20)	$(0.25)	$(4.54)	$—	$(4.79)
8/31/2021[p]	$39.47	$0.10	$12.85	$12.95	$(0.17)	$(2.35)	$—	$(2.52)
8/31/2020[p]	$37.10	$0.15	$5.58	$5.73	$(0.19)	$(3.17)	$—	$(3.36)
8/31/2019[p]	$41.88	$0.24	$(1.80)	$(1.56)	$(0.10)	$(3.12)	$—	$(3.22)
8/31/2018[l,p]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$—	$(2.27)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$37.28	(0.40)%[e]	$4.2	2.25%[f]	2.01%[f]	(1.49)%[f]	65%[e]
$—	$37.43	(20.74)%	$4.2	2.25%	2.01%	(1.64)%	121%
$—	$56.58	26.75%	$6.6	2.21%	2.01%	(1.79)%	127%
$—	$45.14	22.19%	$4.6	2.30%	2.01%	(1.61)%	128%
$—	$38.45	3.20%	$4.2	2.45%	2.01%	(1.60)%	161%
$—	$46.16	37.56%	$3.1	2.62%	2.01%	(1.77)%	217%

$—	$37.63	(0.13)%[e]	$7.7	1.76%[f]	1.51%[f]	(0.98)%[f]	65%[e]
$—	$37.68	(20.35)%	$5.4	1.77%	1.51%	(1.13)%	121%
$—	$56.65	27.38%	$6.0	1.74%	1.51%	(1.29)%	127%
$—	$44.97	22.80%	$3.7	1.86%	1.51%	(1.11)%	128%
$—	$38.10	3.73%	$2.4	2.01%	1.51%	(1.10)%	161%
$—	$45.45	38.29%	$2.2	2.17%	1.51%	(1.27)%	217%

$—	$38.12	0.21%[e]	$83.4	1.03%[f]	0.80%[f]	(0.28)%[f]	65%[e]
$—	$38.04	(19.78)%	$77.7	1.05%	0.80%	(0.42)%	121%
$—	$56.74	28.29%	$53.1	0.99%	0.80%	(0.58)%	127%
$—	$44.71	23.65%	$37.2	1.08%	0.80%	(0.40)%	128%
$—	$37.59	6.35%[e]	$21.0	1.15%[f]	0.81%[f]	0.15%[f]	161%[j]

$—	$35.79	1.29%[e]	$335.7	0.87%[f]	0.87%[f]	0.32%[f]	12%[e]
$—	$38.86	(13.70)%	$346.2	0.85%	0.85%	0.40%	14%
$—	$49.85	34.45%	$437.8	0.84%	0.84%	0.40%	16%
$—	$39.44	16.12%	$429.6	0.86%	0.86%	0.59%	21%
$—	$37.08	(2.70)%	$446.1	0.86%	0.86%	0.80%	20%
$—	$41.86	18.36%	$679.3	0.85%	0.85%	0.59%	12%

$—	$35.81	1.18%[e]	$100.9	1.06%[f]	1.06%[f]	0.13%[f]	12%[e]
$—	$38.91	(13.85)%	$108.5	1.03%	1.03%	0.22%	14%
$—	$49.90	34.21%	$148.7	1.02%	1.02%	0.23%	16%
$—	$39.47	15.95%	$122.9	1.03%	1.03%	0.42%	21%
$—	$37.10	(2.86)%	$161.3	1.03%	1.03%	0.65%	20%
$—	$41.88	18.13%	$230.8	1.02%	1.02%	0.42%	12%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Sustainable Equity Fund (cont’d)
Institutional Class
2/28/2023 (Unaudited)	$38.79	$0.09	$0.39	$0.48	$(0.08)	$(3.50)	$—	$(3.58)
8/31/2022	$49.78	$0.25	$(6.27)	$(6.02)	$(0.43)	$(4.54)	$—	$(4.97)
8/31/2021[p]	$39.40	$0.26	$12.81	$13.07	$(0.34)	$(2.35)	$—	$(2.69)
8/31/2020[p]	$37.02	$0.28	$5.57	$5.85	$(0.30)	$(3.17)	$—	$(3.47)
8/31/2019[p]	$41.84	$0.37	$(1.81)	$(1.44)	$(0.26)	$(3.12)	$—	$(3.38)
8/31/2018[p]	$37.55	$0.30	$6.41	$6.71	$(0.39)	$(2.03)	$—	$(2.42)

Class A
2/28/2023 (Unaudited)	$38.84	$0.02	$0.38	$0.40	$—	$(3.50)	$—	$(3.50)
8/31/2022	$49.84	$0.09	$(6.28)	$(6.19)	$(0.27)	$(4.54)	$—	$(4.81)
8/31/2021[p]	$39.43	$0.10	$12.83	$12.93	$(0.17)	$(2.35)	$—	$(2.52)
8/31/2020[p]	$37.08	$0.15	$5.57	$5.72	$(0.20)	$(3.17)	$—	$(3.37)
8/31/2019[p]	$41.88	$0.23	$(1.81)	$(1.58)	$(0.10)	$(3.12)	$—	$(3.22)
8/31/2018[l,p]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$—	$(2.27)

Class C
2/28/2023 (Unaudited)	$38.11	$(0.11)	$0.36	$0.25	$—	$(3.50)	$—	$(3.50)
8/31/2022	$49.19	$(0.24)	$(6.17)	$(6.41)	$—	$(4.67)	$—	$(4.67)
8/31/2021[p]	$39.07	$(0.23)	$12.70	$12.47	$—	$(2.35)	$—	$(2.35)
8/31/2020[p]	$36.85	$(0.12)	$5.51	$5.39	$—	$(3.17)	$—	$(3.17)
8/31/2019[p]	$41.81	$(0.04)	$(1.80)	$(1.84)	$—	$(3.12)	$—	$(3.12)
8/31/2018[l,p]	$37.63	$(0.14)	$6.42	$6.28	$(0.07)	$(2.03)	$—	$(2.10)

Class R3
2/28/2023 (Unaudited)	$38.84	$(0.02)	$0.37	$0.35	$—	$(3.50)	$—	$(3.50)
8/31/2022	$49.82	$(0.02)	$(6.29)	$(6.31)	$—	$(4.67)	$—	$(4.67)
8/31/2021[p]	$39.41	$(0.01)	$12.84	$12.83	$(0.07)	$(2.35)	$—	$(2.42)
8/31/2020[p]	$37.10	$0.06	$5.56	$5.62	$(0.14)	$(3.17)	$—	$(3.31)
8/31/2019[p]	$41.90	$0.14	$(1.79)	$(1.65)	$(0.03)	$(3.12)	$—	$(3.15)
8/31/2018[l,p]	$37.59	$0.06	$6.42	$6.48	$(0.14)	$(2.03)	$—	$(2.17)

Class R6
2/28/2023 (Unaudited)	$38.80	$0.11	$0.37	$0.48	$(0.12)	$(3.50)	$—	$(3.62)
8/31/2022	$49.79	$0.29	$(6.27)	$(5.98)	$(0.47)	$(4.54)	$—	$(5.01)
8/31/2021[p]	$39.41	$0.30	$12.82	$13.12	$(0.39)	$(2.35)	$—	$(2.74)
8/31/2020[p]	$37.01	$0.32	$5.58	$5.90	$(0.33)	$(3.17)	$—	$(3.50)
8/31/2019[p]	$41.83	$0.40	$(1.81)	$(1.41)	$(0.29)	$(3.12)	$—	$(3.41)
8/31/2018[l,p]	$37.54	$0.32	$6.41	$6.73	$(0.41)	$(2.03)	$—	$(2.44)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$35.69	1.40%[e]	$525.4	0.70%[f]	0.70%[f]	0.48%[f]	12%[e]
$—	$38.79	(13.55)%	$608.2	0.68%	0.68%	0.57%	14%
$—	$49.78	34.68%	$896.3	0.67%	0.67%	0.58%	16%
$—	$39.40	16.35%	$689.9	0.68%	0.68%	0.77%	21%
$—	$37.02	(2.52)%	$768.3	0.68%	0.68%	1.00%	20%
$—	$41.84	18.56%	$950.5	0.67%	0.67%	0.76%	12%

$—	$35.74	1.19%[e]	$129.8	1.07%[f]	1.07%[f]	0.12%[f]	12%[e]
$—	$38.84	(13.86)%	$133.1	1.04%	1.04%	0.21%	14%
$—	$49.84	34.17%	$160.6	1.04%	1.04%	0.21%	16%
$—	$39.43	15.94%	$98.0	1.05%	1.05%	0.41%	21%
$—	$37.08	(2.90)%	$95.1	1.05%	1.05%	0.61%	20%
$—	$41.88	18.14%	$126.4	1.04%	1.04%	0.40%	12%

$—	$34.86	0.80%[e]	$32.6	1.82%[f]	1.82%[f]	(0.63)%[f]	12%[e]
$—	$38.11	(14.49)%	$36.4	1.79%	1.79%	(0.55)%	14%
$—	$49.19	33.19%	$48.0	1.79%	1.79%	(0.53)%	16%
$—	$39.07	15.06%	$40.4	1.79%	1.79%	(0.34)%	21%
$—	$36.85	(3.62)%	$47.4	1.79%	1.79%	(0.12)%	20%
$—	$41.81	17.26%	$62.4	1.78%	1.78%	(0.35)%	12%

$—	$35.69	1.05%[e]	$15.1	1.32%[f]	1.32%[f]	(0.13)%[f]	12%[e]
$—	$38.84	(14.08)%	$18.6	1.30%	1.30%	(0.05)%	14%
$—	$49.82	33.87%	$23.8	1.29%	1.29%	(0.03)%	16%
$—	$39.41	15.63%	$28.0	1.30%	1.30%	0.16%	21%
$—	$37.10	(3.12)%	$31.8	1.29%	1.29%	0.36%	20%
$—	$41.90	17.85%	$36.4	1.28%	1.28%	0.15%	12%

$—	$35.66	1.41%[e]	$153.0	0.61%[f]	0.61%[f]	0.59%[f]	12%[e]
$—	$38.80	(13.47)%	$174.4	0.58%	0.58%	0.66%	14%
$—	$49.79	34.82%	$264.3	0.57%	0.57%	0.68%	16%
$—	$39.41	16.48%	$233.6	0.58%	0.58%	0.88%	21%
$—	$37.01	(2.44)%	$238.1	0.59%	0.59%	1.08%	20%
$—	$41.83	18.65%	$321.1	0.60%	0.60%	0.83%	12%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
U.S. Equity Impact Fund
Institutional Class
2/28/2023 (Unaudited)	$8.85	$0.02	$0.51	$0.53	$(0.01)	$—	$—	$(0.01)
8/31/2022	$11.35	$0.01	$(2.50)	$(2.49)	$(0.00)	$(0.01)	$—	$(0.01)
Period from 3/23/2021[i] to 8/31/2021	$10.00	$(0.01)	$1.36	$1.35	$—	$—	$—	$—

Class A
2/28/2023 (Unaudited)	$8.80	$0.00	$0.52	$0.52	$(0.01)	$—	$—	$(0.01)
8/31/2022	$11.33	$(0.03)	$(2.49)	$(2.52)	$—	$(0.01)	$—	$(0.01)
Period from 3/23/2021[i] to 8/31/2021	$10.00	$(0.02)	$1.35	$1.33	$—	$—	$—	$—

Class C
2/28/2023 (Unaudited)	$8.71	$(0.03)	$0.50	$0.47	$—	$—	$—	$—
8/31/2022	$11.29	$(0.10)	$(2.47)	$(2.57)	$—	$(0.01)	$—	$(0.01)
Period from 3/23/2021[i] to 8/31/2021	$10.00	$(0.06)	$1.35	$1.29	$—	$—	$—	$—
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$9.37	6.02%[e]	$6.1	5.28%[f]	0.90%[f]	0.39%[f]	7%[e]
$—	$8.85	(21.95)%	$5.9	5.26%	0.90%	0.13%	28%
$—	$11.35	13.50%[e]	$6.1	6.59%[f],s	0.90%[f],s	(0.19)%[f],s	7%[e]

$—	$9.31	5.86%[e]	$0.1	5.80%[f]	1.26%[f]	0.03%[f]	7%[e]
$—	$8.80	(22.28)%	$0.1	5.77%	1.26%	(0.29)%	28%
$—	$11.33	13.30%[e]	$0.2	9.83%[f],s	1.26%[f],s	(0.48)%[f],s	7%[e]

$—	$9.18	5.40%[e]	$0.0	6.83%[f]	2.01%[f]	(0.72)%[f]	7%[e]
$—	$8.71	(22.80)%	$0.0	6.76%	2.01%	(0.99)%	28%
$—	$11.29	12.90%[e]	$0.0	18.90%[f],s	2.01%[f],s	(1.30)%[f],s	7%[e]

Notes to Financial Highlights Equity Funds (Unaudited)

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted.
Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c
Except for the Fund classes listed below, the class action proceeds listed in Note A of the Notes to Financial
Statements, if any, had no impact on the Funds’ total returns for the six months ended  February 28, 2023.
Had the Fund classes listed below not received class action proceeds in 2023, total return on per share NAV for the six months ended  February 28, 2023, would have been:

Multi-Cap Opportunities Institutional Class	2.27%
Multi-Cap Opportunities Class A	2.20%
Multi-Cap Opportunities Class C	1.84%
Multi-Cap Opportunities Class E	2.86%

Except for the Fund classes listed below, the class action proceeds received in 2022, 2021, 2019, and/or
2018, if any, had no impact on the Funds’ total returns for the years ended August 31, 2022, 2021, 2019, and/or 2018. Had the Fund classes listed below not received class action proceeds in 2022, 2021, and/or
2019, total return based on per share NAV for the years ended August 31, 2022, 2021 and/or 2019 would have been:

	2022	2021	2019
International Equity Investor Class	—	28.10%	—
International Equity Trust Class	—	28.02%	—
International Equity Institutional Class	—	28.30%	—
International Equity Class A	—	27.90%	—
International Equity Class C	—	26.92%	—
International Equity Class R6	—	28.42%	—
International Select Trust Class	—	27.98%	—
International Select Institutional Class	—	28.42%	—
International Select Class A	—	28.00%	—
International Select Class C	—	26.96%	—
International Select Class R3	—	27.59%	—
International Select Class R6	—	28.43%	—
Large Cap Value Investor Class	—	49.98%	6.21%
Large Cap Value Trust Class	—	49.69%	6.00%
Large Cap Value Advisor Class	—	49.41%	5.86%
Large Cap Value Class A	—	49.63%	—
Large Cap Value Class R3	—	49.23%	—
Multi-Cap Opportunities Institutional Class	(15.17%)	36.16%	—
Multi-Cap Opportunities Class A	(15.43%)	—	—
Multi-Cap Opportunities Class C	(16.11%)	—	—
Multi-Cap Opportunities Class E	(16.37%)	—	—
Small Cap Growth Investor Class	—	27.90%	3.98%
Small Cap Growth Trust Class	—	27.66%	3.90%

Notes to Financial Highlights Equity Funds (Unaudited) (cont’d)
	2022	2021	2019
Small Cap Growth Advisor Class	—	27.46%	3.73%
Small Cap Growth Institutional Class	—	28.16%	4.35%
Small Cap Growth Class A	—	27.64%	3.98%
Small Cap Growth Class C	—	26.71%	3.11%
Small Cap Growth Class R3	—	27.36%	3.62%
Small Cap Growth Class R6	—	28.25%	—

d	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
e	Not annualized.
f	Annualized.
g
After repayment of expenses previously reimbursed and/or fees previously waived pursuant to the terms of the contractual expense limitation agreements by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2023	2022	2021	2020	2019	2018
Emerging Markets Equity Institutional Class	—	—	1.21%	1.24%	1.25%	—
Emerging Markets Equity Class R3	—	—	1.90%	—	—	—
Emerging Markets Equity Class R6	—	—	1.10%	1.11%	1.15%	—
Focus Institutional Class	—	—	0.74%	—	—	0.75%
Focus Class A	—	—	1.11%	—	—	—
Genesis Class R6	—	—	—	0.74%	—	—
Intrinsic Value Institutional Class	—	0.96%	0.99%	—	—	—
Intrinsic Value Class A	1.33%	1.33%	—	—	—	—
Intrinsic Value Class C	2.07%	2.07%	2.11%	—	—	—
Intrinsic Value Class R6	—	—	0.89%	—	—	—
Large Cap Growth Class R3	1.33%	1.34%	—	1.31%	—	—
Large Cap Growth Class R6	—	—	—	0.56%	—	—
Large Cap Value Institutional Class	—	—	—	—	—	0.70%
Large Cap Value Class R3	—	—	—	1.33%	1.33%	—
Large Cap Value Class R6	—	—	—	0.59%	—	—
Mid Cap Growth Class C	—	—	—	—	—	1.82%
Mid Cap Growth Class R3	—	—	—	—	1.33%	1.34%
Mid Cap Intrinsic Value Class R6	—	—	—	0.74%	—	—

h
After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

i	The date investment operations commenced.
j
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended
August 31, 2019, for Intrinsic Value, Large Cap Value, Mid Cap Intrinsic Value and Small Cap Growth and
for the year ended August 31, 2022, for Equity Income, Genesis, International Equity, Large Cap Value,
Multi-Cap Opportunities and Real Estate.

k
After the close of business on February 23, 2018, the Funds’ applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

Notes to Financial Highlights Equity Funds (Unaudited) (cont’d)
l
After the close of business on December 8, 2017, the Funds’ applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

m
Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Greater China Equity (2019) and International Small Cap (2020) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Greater China Equity and International Small Cap not utilized the line of credit, and/or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2020	2019
Greater China Equity Institutional Class	—	1.50%
Greater China Equity Class A	—	1.86%
Greater China Equity Class C	—	2.61%
International Small Cap Institutional Class	1.05%	—
International Small Cap Class A	1.41%	—
International Small Cap Class C	2.16%	—
International Small Cap Class R6	0.95%	—

n
After the close of business on July 23, 2021, the Funds’ applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

o	Had International Equity not received the voluntary contribution in 2020, the total return based on per share NAV for the year ended August 31, 2020 would have been:

Year Ended August 31, 2020
International Equity Investor Class	15.31%
International Equity Trust Class	15.33%
International Equity Institutional Class	15.66%
International Equity Class A	15.19%
International Equity Class C	14.33%
International Equity Class R6	15.83%

p	This information has been audited by a different independent public accounting firm.
q	Consolidated financial highlights. See Note A in the Notes to Consolidated Financial Statements.
r
After the close of business on August 16, 2019, Large Cap Value acquired all of the net assets of Neuberger
Berman Value Fund in a tax-free exchange of shares pursuant to a Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases of $30,333,739 of securities acquired, and there were no sales made following a purchase-of-assets transaction relative to the merger.

s	Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Subadviser
Green Court Capital Management Limited
20th Floor
Jardine House
1 Connaught Place
Hong Kong
Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Shareholder Servicing Agent
SS&C Global Investor & Distribution Solutions
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407
For Investor, Trust, Advisor & Institutional Class Shareholders address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
For Class A, Class C, Class R3 and Class R6 Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Board Consideration of the Management Agreements and Sub-Advisory Agreement
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Equity Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreements") with respect to each series (each a "Fund") and the sub-advisory agreement between Management and Green Court Capital Management Limited ("Green Court") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Greater China Equity Fund.  Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 29, 2022, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.
In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and by Management (for Green Court), and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Green Court have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.  Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management and Green Court.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for each Fund, including any use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates and Green Court. The Contract Review Committee, which is comprised solely of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process. The Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management’s business model.
The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder.  In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund, and whether the Agreements were in the best interests of each respective Fund and its shareholders. The Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund’s investment management and sub-advisory agreements separately from those of the other Funds.
This description is not intended to include all of the factors considered by the Board.  The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and Green Court who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services.  The Board also considered Management’s and Green Court’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions, and reviewed the quality of the execution services that Management had provided, noting that Management monitored the quality of execution provided by Green Court.  The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Funds’ investments and those of other funds or accounts managed by Management and Green Court. The Board also noted that Management had increased its capabilities with respect to environmental, social, and corporate governance matters and considered how that might impact the relevant Funds.  The Board noted the additional responsibilities of Management in administering the liquidity risk management program.
The Board recognized the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Funds, for which it is entitled to reasonable compensation.  The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk.  In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.  The Board considered that Management's Chief Information Security Officer had also evaluated Green Court’s responses on questions of cybersecurity. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.  The Board noted Management’s and Green Court’s largely seamless implementation of their business continuity plan in response to the COVID-19 pandemic and their success in continuously providing services to the Funds notwithstanding the disruptions caused by the pandemic.  In addition, the Board noted the positive compliance history of Management and Green Court, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management and Green Court to attract and retain qualified personnel to service the Funds.
As in past years, the Board also considered the manner in which Management and Green Court addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Green Court in response to market conditions over the past year, such as changes in interest rates and the increase in market volatility, and considered the overall performance of Management and Green Court in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund’s performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe").  The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems.  The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in certain of the Funds’ Expense Groups and Performance Universes.
With respect to investment performance, the Board considered information regarding each Fund’s short-, intermediate- and long-term performance, as applicable, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark).  For those Funds that the Board identified as having underperformed their benchmark indices, Expense Group, and/or Performance Universe to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds’ performance. The Board also considered Management’s responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it determined to approve the continuation of the Agreements notwithstanding a Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the Expense Group provided by the consulting firm, as discussed above.  The Board reviewed a comparison of each Fund’s management fee to its Expense Group.  The Board noted that the comparative management fee analysis includes, in each Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds.  Accordingly, the Board also considered each Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared each Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund’s total expenses to the median of the total expenses of that Fund’s Expense Group.  Where a Fund’s management fee or total expenses were higher than the Expense Group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund’s management fee or total expenses.  The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.
In concluding that the benefits accruing to Management and its affiliates, as well as to Green Court, by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management’s and Green Court’s estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)  The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures.  In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit or loss was not unreasonable.
Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in the past, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods.  The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm.  In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment.  The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund, such as research it may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.  The Board was aware that an affiliate of Management owns a passive interest in Green Court and inquired about the extent to which this contributed to Management's profitability with respect to Greater China Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management’s reported level of estimated profitability, if any, on each Fund, and Green Court’s level of estimated profitability on Greater China Fund, were reasonable.
Information Regarding Services to Other Clients
The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the respective Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Funds, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels.  The Board also compared the breakpoint structure to that of the Expense Group.  In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds’ expenses at some or all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund’s assets decline. The Trustees took into account that certain Funds do not have breakpoints in their fees.  As to those Funds whose advisory fees do not have breakpoints, the Board discussed with Management the reasons why the Fund’s particular investment program was less likely than others to produce economies of scale.  In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders.  The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.
Fund-by-Fund Analysis
With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The Performance Universes referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.  With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below.  The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for at least one Fund in the Trust in comparison to Expense Groups for those classes.  The Board noted the effect of higher expenses on the performance of the other classes of shares.
• Neuberger Berman Dividend Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3- and 5-year periods and; (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1-year period, the first quintile for the 3-year period, and the second quintile for the  5-year period.  The Fund was launched in 2015 and therefore does not have 10-year performance for the period.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.  The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.  The Board noted the Fund’s outperformance versus its benchmark during the 7-month period ending July 31, 2022.  The Board further noted the Fund’s ranking was in the second quintile of its Morningstar peer category for the 7-month period ending July 31, 2022.
• Neuberger Berman Emerging Markets Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, and 5-year periods, and higher for the 10-year period; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1- and 5-year periods, the fifth quintile for the 3-year period, and the third quintile for the 10-year period.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fourth quintile, and the actual management fee and total expenses each ranked in the fifth quintile.  The Board noted the Fund’s ranking was in the third quintile of its Lipper peer category for the 7-month period ending July 31, 2022.  In addition, the Board discussed with Management the additional portfolio management resource that was being added to the Fund in October 2022 and the steps it was taking with respect to the Fund’s performance.
• Neuberger Berman Equity Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its prior benchmark, the Fund’s performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fifth quintile for the 1- and 10-year periods and the fourth quintile for the 3- and 5-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee, and total expenses each ranked in the second quintile.  The Board noted the Fund’s outperformance versus its prior benchmark during the 7-month period ending July 31, 2022.  The Board further noted the Fund’s ranking was in the second quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2022.  In addition, the Board noted that the Fund changed its benchmark index in April 2022 to an index with characteristics that are more representative of the Fund’s investment strategy.
• Neuberger Berman Focus Fund (Investor Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-year period, the third quintile for the 3- and 10-year periods, and the fourth quintile for the 5-year period.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee each ranked in the second quintile and total expenses, inclusive of any 12b-1/non-12b-1 service fees, ranked in the first quintile.  In addition, the Board met with the portfolio management team in December 2021 to discuss the Fund’s performance.
• Neuberger Berman Genesis Fund (Institutional Class)—The Board considered fee and performance data from two sets of peer groups: one with only small-cap growth funds and one with only small-cap core funds.  The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; (2) as compared to its small-cap growth Performance Universe, the Fund’s performance was in the second quintile for the 1-year period, the third quintile for the 3-year period, and the fourth quintile for the 5- and 10-year periods; and (3) as compared to its small-cap core Performance Universe, the Fund’s performance was in the fifth quintile for the 1-year period and the first quintile for the 3-, 5-, and 10-year periods.  The Board considered that, as compared to its small-cap growth Expense Group, the Fund’s contractual management fee and actual management fee each ranked in the third quintile and total expenses ranked in the second quintile.  The Board considered that, as compared to its small-cap core Expense Group, the Fund’s contractual management fee and actual management fee each ranked in the fourth quintile and total expenses ranked in the second quintile.  The Board also took into account that the Fund showed a risk/return ratio that was better than the median of both its small-cap growth and small-cap core Performance Universes for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of those Performance Universes for those same periods.  The Board noted the Fund’s outperformance versus its benchmark during the 7-month period and certain other periods ending July 31, 2022.  The Board further noted the Fund’s ranking was in the first quintile of both its Lipper and Morningstar small-cap growth peer categories for the 7-month period ending July 31, 2022.  In determining to renew the Agreement, the Board took into account information regarding the effect that the composition of the Fund’s peer groups had on the Fund’s performance relative to its peers, noting Management’s belief that the small-cap core peer group provides a more appropriate comparison to the Fund.  In addition, the Board met with the portfolio management team in March 2022 to discuss the Fund’s performance.
• Neuberger Berman Global Real Estate Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1-, 3-, and 5-year periods.  The Fund was launched in 2014 and therefore does not have 10-year performance.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fifth quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the third quintile.  In addition, the Board met with the portfolio management team in March 2022 to discuss the Fund’s performance.
• Neuberger Berman Greater China Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1- and 5-year periods and the third quintile for the 3-year period.  The Fund was launched in 2013 and therefore does not have 10-year performance.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and total expenses each ranked in the fifth quintile and the actual management fee net of fees waived by Management ranked in the fourth quintile. The Board discussed with Management the impact of the Fund’s small size on its expenses and considered Management’s representations regarding ways to manage such expenses.  The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.  The Board noted the Fund’s ranking was in the second quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2022.  In addition, the Board met with the portfolio management team in June 2022 to discuss the Fund’s performance.
• Neuberger Berman International Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-year period and the third quintile for the 3-, 5-, and 10-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee net of fees waived by Management each ranked in the fourth quintile, and total expenses ranked in the second quintile.  The Board also noted the Fund’s ranking was in the second quintile of its Morningstar peer category and in the third quintile of its Lipper peer category for the 7-month period ending July 31, 2022.  In addition, the Board met with the portfolio management team in October 2021 to discuss the Fund’s performance.
• Neuberger Berman International Select Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-year period and the third quintile for the 3-, 5-, and 10-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.  In addition, the Board met with the portfolio management team in October 2021 to discuss the Fund’s performance.
• Neuberger Berman International Small Cap Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1- and 3-year periods and the second quintile for the 5-year period.  The Fund was launched in 2016 and therefore does not have 10-year performance.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the second quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile.  In addition, the Board met with the portfolio management team in October 2021 to discuss the Fund’s performance.
• Neuberger Berman Intrinsic Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-year period and higher for the 3-, 5-, and 10 year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1-year period and the first quintile for the 3-, 5-, and 10-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fourth quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the fifth quintile.  The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.  In addition, the Board met with a member of the portfolio management team in October 2021 to discuss the Fund’s performance.

• Neuberger Berman Large Cap Growth Fund (Formerly Neuberger Berman Guardian Fund) (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-year period and higher for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-year period, the second quintile for the 3-year period, and the third quintile for the 5- and 10-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee each ranked in the second quintile and total expenses ranked in the first quintile.  In addition, the Board met with members of the portfolio management team in June 2022 to discuss the Fund’s performance.
• Neuberger Berman Large Cap Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-, 3-, 5-, and 10-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fourth quintile, the actual management fee ranked in the third quintile, and total expenses ranked in the second quintile.  The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.  The Board also noted the Fund’s outperformance versus its benchmark during the 7-month period and certain other periods ending July 31, 2022.  In addition, the Board noted the Fund’s ranking was in the first quintile of its Morningstar peer category and in the second quintile of its Lipper peer category for the 7-month period ending July 31, 2022.  In addition, the Board met with the portfolio management team in December 2021 to discuss the Fund’s performance.
• Neuberger Berman Mid Cap Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, and 5-year periods and lower for the 10-year period; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1-, 3-, and 5-year periods and the fourth quintile for the 10-year period.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee each ranked in the first quintile and total expenses ranked in the second quintile.  The Board also noted the Fund’s outperformance versus its benchmark during the 7-month period and certain other periods ending July 31, 2022.  In addition, the Board noted the Fund’s ranking was in the second quintile of its Lipper peer category and in the third quintile of its Morningstar peer category for the 7-month period ending July 31, 2022.  In addition, the Board met with members of the portfolio management team in October 2021 to discuss the Fund’s performance.
• Neuberger Berman Mid Cap Intrinsic Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-year period, the fifth quintile for the 3- and 5-year periods, and the fourth quintile for the 10-year period.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and total expenses each ranked in the second quintile and the actual management fee net of fees waived by Management ranked in the first quintile.  In addition, the Board met with members of the portfolio management team in October 2021 to discuss the Fund’s performance.
• Neuberger Berman Multi-Cap Opportunities Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1- and 5-year periods, the fourth quintile for the 3-year period, and the first  quintile for the 10-year period.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and total expenses each ranked in the third quintile and the actual management fee ranked in the fourth quintile.
• Neuberger Berman Real Estate Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, and 5-year periods and lower for the 10-year period; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1-year period and the first quintile for the  3-, 5- and 10-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fifth quintile, the actual management fee net of fees waived by Management ranked in the third quintile, and total expenses ranked in the second quintile.  The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.  The Board also noted the Fund’s ranking was in the third quintile of its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2022.  In addition, the Board met with the portfolio management team in March 2022 to discuss the Fund’s performance.
• Neuberger Berman Small Cap Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1-year period, the second quintile for the 3-year period, and the first quintile for the 5- and 10-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fifth quintile, the actual management fee net of fees waived by Management ranked in the third quintile, and total expenses ranked in the second quintile.  In addition, the Board met with members of the portfolio management team in October 2021 to discuss the Fund’s performance.
• Neuberger Berman Sustainable Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1-year period and the third quintile for the 3-, 5-, and 10-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and total expenses each ranked in the third quintile and the actual management fee ranked in the fourth quintile.  The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.  The Board also took into account that as of April 2022, management of the Fund is under a new portfolio manager and changes were made to the Fund’s investment strategy.  In addition, the Board met with the new portfolio manager in June 2022 to discuss the Fund’s performance.
• Neuberger Berman U.S. Equity Impact Fund (Institutional Class)—The Board considered that the Fund had limited performance history as it was launched in March 2021 and also considered the market environment since inception.  The Board considered that the Fund ranked in the fifth quintile of its Lipper and Morningstar peer categories, respectively, for the 7-month period and 1-year period ending July 31, 2022.   The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and total expenses each ranked in the third quintile and the actual management fee net of fees waived by Management ranked in the first quintile.

Conclusions
In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management, and Green Court with respect to Neuberger Berman Greater China Equity Fund, could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of a Fund that underperformed relative to its Expense Group or Performance Universe, that the Board retained confidence in Management’s and, with respect to Neuberger Berman Greater China Equity Fund, Green Court’s capabilities to manage the Fund; that each Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

I0134 04/23

(b)	Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Investments.

(a)	The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: May 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: May 4, 2023

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer
Date: May 4, 2023